      Filed with the Securities and Exchange Commission on April 8, 2015
                                                    REGISTRATION NO. 333-192701
                                           INVESTMENT COMPANY ACT NO. 811-07325

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

                               -----------------

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 3
                                      and
                            REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 149

                               -----------------

             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          (Exact Name of Registrant)

                               -----------------

                         PRUCO LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-7333
   (Address and telephone number of Depositor's principal executive offices)

                              J. MICHAEL LOW, ESQ
                      LEWIS BRISBOIS BISGAARD & SMITH LLP
         PHOENIX PLAZA TOWER II, 2929 NORTH CENTRAL AVENUE, SUITE 1700
                            PHOENIX, ARIZONA 85012
                                (602) 385-7854
           (Name, address and telephone number of agent for service)

                               -----------------

                                  COPIES TO:

                               WILLIAM J. EVERS
                                VICE PRESIDENT
                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-3716

          Approximate Date of Proposed Sale to the Public: Continuous

                               -----------------

It is proposed that this filing become effective: (check appropriate space)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 27, 2015 pursuant to paragraph (b) of Rule 485
[_] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[_] on            pursuant to paragraph (a)(i) of Rule 485
[_] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[_] on            pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     TITLE OF SECURITIES BEING REGISTERED:

Units of interest in Separate Accounts under variable annuity contracts.

================================================================================

                                                   PRUCO LIFE INSURANCE COMPANY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL PREMIER(R) INVESTMENT VARIABLE ANNUITY/SM/ ("B SERIES") PRUDENTIAL PREMIER(R) INVESTMENT VARIABLE ANNUITY/SM/ ("C SERIES")

Flexible Premium Deferred Annuities


PROSPECTUS: April 27, 2015

This prospectus describes two different flexible premium deferred annuity classes offered by Pruco Life Insurance Company ("Pruco Life", "we", "our", or "us"). For convenience in this prospectus, we sometimes refer to each of these annuity contracts as an "Annuity", and to the annuity contracts collectively as the "Annuities." We also sometimes refer to each class by its specific name (e.g., the "B Series"). Both Annuities are offered as an individual annuity contract and have different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. There are differences among the Annuities that are discussed throughout the prospectus and summarized in Appendix B entitled "Selecting the Variable Annuity That's Right for You". BOTH ANNUITIES OR CERTAIN OF ITS INVESTMENT OPTIONS AND/OR FEATURES MAY NOT BE AVAILABLE IN ALL STATES. Financial Professionals may be compensated for the sale of each Annuity. Selling broker-dealer firms through which each Annuity is sold may decline to recommend to their customers certain features and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age for certain Annuities). Selling broker-dealer firms may not make available or may not recommend all the Annuities and/or benefits described in this prospectus. Some broker-dealer firms may not make available or recommend the Tax Efficient Annuity Benefit Payout Option to you. If the Tax Efficient Annuity Benefit Payout Option is not part of your Annuity contract, you will not be able to elect it. Please speak to your Financial Professional for further details. The guarantees provided by the variable annuity contracts and any optional benefits are the obligations of, and subject to the claims paying ability of, Pruco Life. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.


THE SUB-ACCOUNTS

The Pruco Life Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund
- see the following page for a complete list of the Sub-accounts. Currently, portfolios of Advanced Series Trust are being offered. Only certain Sub-accounts are available if you elect the optional Return of Purchase Payments Death Benefit at issue - see "Limitations with the Optional Return of Purchase Payments Death Benefit" later in this prospectus for details.

PLEASE READ THIS PROSPECTUS


THIS PROSPECTUS SETS FORTH INFORMATION ABOUT THE ANNUITIES THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life policy or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage and that this Annuity may be subject to a Contingent Deferred Sales Charge if you elect to surrender the Annuity or take a partial withdrawal. If you elect the Tax Efficient Annuity Benefit Payout Option, your payments are subject to a Contingent Deferred Sales Charge. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need. PLEASE NOTE THAT IF YOU PURCHASE THIS ANNUITY WITHIN A TAX ADVANTAGED RETIREMENT PLAN, SUCH AS AN IRA, SEP-IRA, ROTH IRA, 401(A) PLAN, OR NON-ERISA 403(B) PLAN, YOU WILL GET NO ADDITIONAL TAX ADVANTAGE THROUGH THE ANNUITY ITSELF. BECAUSE THERE IS NO ADDITIONAL TAX ADVANTAGE WHEN A VARIABLE ANNUITY IS PURCHASED THROUGH ONE OF THESE PLANS, THE REASONS FOR PURCHASING THE ANNUITY INSIDE A QUALIFIED PLAN ARE LIMITED TO THE ABILITY TO ELECT THE RETURN OF PURCHASE PAYMENTS DEATH BENEFIT, THE OPPORTUNITY TO ANNUITIZE THE CONTRACT AND THE VARIOUS INVESTMENT OPTIONS, WHICH MIGHT MAKE THE ANNUITY AN APPROPRIATE INVESTMENT FOR YOU. YOU SHOULD CONSULT YOUR TAX AND FINANCIAL ADVISER REGARDING SUCH FEATURES AND BENEFITS PRIOR TO PURCHASING THIS ANNUITY FOR USE WITH A TAX-QUALIFIED PLAN.


OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from the annuity contracts offered by this prospectus. Not every annuity contract we issue is offered through every selling broker-dealer firm. Upon request, your Financial Professional can show you information regarding other Pruco Life annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the Pruco Life annuity contracts. You should work with your Financial Professional to decide whether this annuity contract is appropriate for you based on a thorough analysis of your particular needs, financial objectives, investment goals, time horizons and risk tolerance.

AVAILABLE INFORMATION

We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see "How to Contact Us" later in this prospectus for our Service Office address.

In compliance with U.S. law, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States.

These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION
OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE /SM/ OR (R) SYMBOLS.
--------------------------------------------------------------------------------

     FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
                          WWW.PRUDENTIALANNUITIES.COM


Prospectus dated: April 27, 2015. Statement of Additional Information dated: April 27, 2015


       PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS
                ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

                          VARIABLE INVESTMENT OPTIONS

ADVANCED SERIES TRUST

   AST AQR Emerging Markets Equity Portfolio
   AST AQR Large-Cap Portfolio

   AST BlackRock/Loomis Sayles Bond Portfolio

   AST BlackRock Multi-Asset Income Portfolio/1/
   AST ClearBridge Dividend Growth Portfolio
   AST Cohen & Steers Realty Portfolio
   AST FQ Absolute Return Currency Portfolio
   AST Franklin Templeton K2 Global Absolute Return Portfolio
   AST Global Real Estate Portfolio
   AST Goldman Sachs Global Growth Allocation Portfolio/1/
   AST Goldman Sachs Large-Cap Value Portfolio
   AST Goldman Sachs Mid-Cap Growth Portfolio
   AST Goldman Sachs Small-Cap Value Portfolio
   AST Goldman Sachs Strategic Income Portfolio
   AST Herndon Large-Cap Value Portfolio
   AST High Yield Portfolio
   AST International Growth Portfolio
   AST International Value Portfolio
   AST Jennison Global Infrastructure Portfolio
   AST Jennison Large-Cap Growth Portfolio
   AST Large-Cap Value Portfolio
   AST Loomis Sayles Large-Cap Growth Portfolio
   AST Lord Abbett Core Fixed Income Portfolio
   AST Managed Equity Portfolio
   AST Managed Fixed Income Portfolio/1/
   AST MFS Global Equity Portfolio
   AST MFS Growth Portfolio
   AST MFS Large-Cap Value Portfolio
   AST Mid-Cap Value Portfolio
   AST Money Market Portfolio
   AST Neuberger Berman Core Bond Portfolio
   AST Neuberger Berman/LSV Mid-Cap Value Portfolio
   AST Neuberger Berman Mid-Cap Growth Portfolio
   AST Parametric Emerging Markets Equity Portfolio
   AST PIMCO Limited Maturity Bond Portfolio


   AST Prudential Core Bond Portfolio
   AST Prudential Flexible Multi-Strategy Portfolio/1/
   AST QMA Emerging Markets Equity Portfolio
   AST QMA Large-Cap Portfolio
   AST QMA US Equity Alpha Portfolio
   AST Quantitative Modeling Portfolio/1/
   AST Small-Cap Growth Portfolio
   AST Small-Cap Value Portfolio
   AST T. Rowe Price Diversified Real Growth Portfolio/1/
   AST T. Rowe Price Equity Income Portfolio
   AST T. Rowe Price Large-Cap Growth Portfolio
   AST T. Rowe Price Natural Resources Portfolio
   AST Templeton Global Bond Portfolio
   AST Western Asset Core Plus Bond Portfolio
   AST Western Asset Emerging Markets Debt Portfolio

   (1)These are the only variable investment options available to you if you elect the optional Return of Purchase Payments Death Benefit at issue.

                                   CONTENTS


GLOSSARY OF TERMS..........................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES.......................................  4

EXPENSE EXAMPLES...........................................................  9

SUMMARY.................................................................... 10

INVESTMENT OPTIONS......................................................... 12

   VARIABLE INVESTMENT OPTIONS............................................. 12
   LIMITATIONS WITH THE OPTIONAL RETURN OF PURCHASE PAYMENTS DEATH BENEFIT. 16
   MARKET VALUE ADJUSTMENT OPTION.......................................... 16
   GUARANTEE PERIOD TERMINATION............................................ 17
   RATES FOR DCA MVA OPTIONS............................................... 17
   MARKET VALUE ADJUSTMENT................................................. 17

FEES, CHARGES AND DEDUCTIONS............................................... 19

   DCA MVA OPTION CHARGES.................................................. 22
   ANNUITY PAYMENT OPTION CHARGES.......................................... 22
   TAX EFFICIENT ANNUITY BENEFIT PAYOUT OPTION CHARGES..................... 22
   EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES............................... 22

PURCHASING YOUR ANNUITY.................................................... 24

   REQUIREMENTS FOR PURCHASING THE ANNUITY................................. 24
   DESIGNATION OF OWNER, ANNUITANT, AND BENEFICIARY........................ 25
   RIGHT TO CANCEL......................................................... 27
   SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT......................... 27
   SALARY REDUCTION PROGRAMS............................................... 27

MANAGING YOUR ANNUITY...................................................... 28

   CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS................. 28

MANAGING YOUR ACCOUNT VALUE................................................ 30

   DOLLAR COST AVERAGING PROGRAMS.......................................... 30
   6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM............................. 30
   AUTOMATIC REBALANCING PROGRAMS.......................................... 31
   FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS... 31
   RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS.................... 31

ACCESS TO ACCOUNT VALUE                                                     34

   TYPES OF DISTRIBUTIONS AVAILABLE TO YOU................................. 34
   TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES......... 34
   FREE WITHDRAWAL AMOUNTS................................................. 34
   SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD... 35 SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL
     REVENUE CODE.......................................................... 36
   REQUIRED MINIMUM DISTRIBUTIONS.......................................... 36

SURRENDERS................................................................. 37

   SURRENDER VALUE......................................................... 37
   MEDICALLY-RELATED SURRENDERS............................................ 37

ANNUITY OPTIONS............................................................ 38

DEATH BENEFITS............................................................. 44


                                      (i)

   TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT...............................  44
   OPTIONAL DEATH BENEFIT - THE RETURN OF PURCHASE PAYMENTS DEATH BENEFIT..  44
   EXCEPTIONS TO THE RETURN OF PURCHASE PAYMENT AMOUNT.....................  45
   SPOUSAL CONTINUATION OF ANNUITY.........................................  45
   PAYMENT OF DEATH BENEFITS...............................................  46

VALUING YOUR INVESTMENT....................................................  49

   VALUING THE SUB-ACCOUNTS................................................  49
   PROCESSING AND VALUING TRANSACTIONS.....................................  49

TAX CONSIDERATIONS.........................................................  51

   NONQUALIFIED ANNUITIES..................................................  51
   QUALIFIED ANNUITIES.....................................................  55

OTHER INFORMATION..........................................................  62

   PRUCO LIFE AND THE SEPARATE ACCOUNT.....................................  62
   LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS............................  64
   DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE.........................  65
   FINANCIAL STATEMENTS....................................................  68
   INDEMNIFICATION.........................................................  68
   LEGAL PROCEEDINGS.......................................................  68
   CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.....................  68
   HOW TO CONTACT US.......................................................  69

APPENDIX A - ACCUMULATION UNIT VALUES...................................... A-1

APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU........... B-1

APPENDIX C - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN
  STATES................................................................... C-1

APPENDIX D - MVA FORMULA FOR 6 OR 12 MONTH DCA MVA OPTIONS................. D-1

APPENDIX E - TAX EFFICIENT ANNUITY BENEFIT PAYOUT OPTION PAYMENT AMOUNT
  EXPRESSED AS A PERCENTAGE OF ACCOUNT VALUE............................... E-1


                                     (ii)

                               GLOSSARY OF TERMS

We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

ACCOUNT VALUE: The total value of all allocations to the Sub-accounts and the DCA MVA Option on any Valuation Day. The Account Value is determined separately for each Sub-account and for each DCA MVA Option, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each DCA MVA Option will be calculated using any applicable MVA.

ACCOUNT VALUE BASED INSURANCE CHARGE: A charge that is assessed daily, based on an annualized rate for as long as you own the Annuity.

ACCUMULATION PERIOD: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.

ADJUSTED PURCHASE PAYMENT: The amount of the Purchase Payments we receive, less any fees or tax charges deducted from the Purchase Payments upon allocation to the Annuity for purposes of calculating the optional Return of Purchase Payments Death Benefit.

ANNUITANT: The natural person upon whose life annuity payments made to the Owner are based.


ANNUITIZATION: Annuitization is the process by which you direct us to apply the Unadjusted Account Value to one of the available annuity options to begin making periodic payments to the Owner.


ANNUITY DATE: The date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the "Latest Annuity Date."

ANNUITY YEAR: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

BENEFICIARY(IES): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.


BENEFICIARY ANNUITY: You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent's account into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified Beneficiary Annuity.

BENEFIT COMMENCEMENT DATE: the date on which we make the first payment to you under the Tax Efficient Annuity Benefit Payout Option. The Benefit Commencement Date may be the Benefit Valuation Date or a date that is no later than 31 days after the Benefit Valuation Date.

BENEFIT VALUATION DATE: This is the Valuation Day under the Tax Efficient Annuity Benefit Payout Option on which we calculate the initial Tax Efficient Annuity Payment. The Benefit Valuation Date is the date 30 days (or, if that date is not a Valuation Day, the next Valuation Day) after we receive your request to begin receiving Tax Efficient Annuity Payments in Good Order at our Service Office. The Benefit Valuation Date will be treated as the Annuity Date of your Annuity.

BENEFIT YEAR: Under the Tax Efficient Annuity Benefit Payout Option, the first Benefit Year begins on the Benefit Commencement Date and continues through and includes the day immediately preceding the first anniversary of the Benefit Commencement Date. Subsequent Benefit Years begin on the anniversary of the Benefit Commencement Date and continue through and include the day immediately preceding the next anniversary of the Benefit Commencement Date.


CODE: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

CONTINGENT DEFERRED SALES CHARGE ("CDSC"): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a "contingent" charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn. The CDSC only applies to the B Series.

DOLLAR COST AVERAGING ("DCA") MVA OPTION: An Investment Option that offers a fixed rate of interest for a specified period. The DCA MVA Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA MVA Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA MVA Option will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12 month DCA Program.

DUE PROOF OF DEATH: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds; and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

FREE LOOK: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary by state. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA. In your Annuity contract, your Free Look right is referred to as your "Right to Cancel."

GOOD ORDER: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.

GUARANTEE PERIOD: The period of time during which we credit a fixed rate of interest to a DCA MVA Option.

INVESTMENT OPTION: A Sub-account or DCA MVA Option available as of any given time to which Account Value may be allocated.

ISSUE DATE: The effective date of your Annuity.

KEY LIFE: Under the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.

MARKET VALUE ADJUSTMENT ("MVA"): A positive or negative adjustment used to determine the Account Value in an DCA MVA Option.

OWNER: The Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity.

PAYOUT PERIOD: The period starting on the Annuity Date and during which annuity payments are made.

PORTFOLIO: An underlying mutual fund in which a Sub-Account of the Separate Account invests.

PREMIUM BASED INSURANCE CHARGE: A charge that is deducted on each Quarterly Annuity Anniversary from your Account Value for as long as you own the Annuity.

PURCHASE PAYMENT: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.

QUARTERLY ANNUITY ANNIVERSARY: Each successive three-month anniversary of the Issue Date of the Annuity.

SEPARATE ACCOUNT: Refers to the Pruco Life Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company. Separate Account assets held in support of the annuities are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.

SERVICE OFFICE: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see "How to Contact Us" later in this prospectus for the Service Office address.

SUB-ACCOUNT: A division of the Separate Account.

SURRENDER VALUE: The Account Value (which includes the effect of any MVA) less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.


TAX EFFICIENT ANNUITY BENEFIT PAYOUT OPTION: Some broker-dealer firms may not make available or recommend the Tax Efficient Annuity Benefit Payout Option to you. If the Tax Efficient Annuity Benefit Payout Option is not part of your Annuity contract, you will not be able to elect it. Please speak to your Financial Professional for further details. This is a form of a variable payout option that is only available on non-qualified contracts in which you elect to receive payments for a certain period of time. The amount of the Tax Efficient Annuity Payments is not guaranteed and may change from one Benefit Year to the next.


UNADJUSTED ACCOUNT VALUE: The Unadjusted Account Value is equal to the Account Value prior to the application of any MVA.

UNIT: A share of participation in a Sub-account used to calculate your Unadjusted Account Value prior to the Annuity Date.

VALUATION DAY: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

WE, US, OUR: Pruco Life Insurance Company.

YOU, YOUR: The Owner(s) shown in the Annuity.

                     SUMMARY OF CONTRACT FEES AND CHARGES

Below is a description of fees and expenses that you will pay when buying, owning and surrendering one of the Annuities. Also described are fees and expenses at the time you surrender an Annuity, take certain partial withdrawals or transfer Account Value between Investment Options. State premium taxes also may be deducted. Each of these fees and expenses are more fully described in "Fees, Charges and Deductions" later in this Prospectus.

                    ANNUITY OWNER TRANSACTION EXPENSES

CONTINGENT DEFERRED SALES CHARGE (CDSC) /1/

AGE OF PURCHASE PAYMENT BEING   PERCENTAGE APPLIED AGAINST PURCHASE PAYMENT
WITHDRAWN                                     BEING WITHDRAWN
-----------------------------   ---------------------------------------------
                                      B SERIES                C SERIES
                                ---------------------   ---------------------
LESS THAN 1 YEAR OLD                    7.0%
1 YEAR OLD OR OLDER, BUT NOT
  YET 2 YEARS OLD                       7.0%
2 YEARS OLD OR OLDER, BUT NOT
  YET 3 YEARS OLD                       6.0%
3 YEARS OLD OR OLDER, BUT NOT
  YET 4 YEARS OLD                       6.0%                    None
4 YEARS OLD OR OLDER, BUT NOT
  YET 5 YEARS OLD                       5.0%
5 YEARS OLD OR OLDER, BUT NOT
  YET 6 YEARS OLD                       4.0%
6 YEARS OLD OR OLDER, BUT NOT
  YET 7 YEARS OLD                       3.0%
7 YEARS OLD OR OLDER                    0.0%


TRANSFER FEE/2/: $10


TAX CHARGE/3/: 0% - 3.5%

1 The years referenced in the CDSC table above refer to the length of time since a Purchase Payment was made (i.e. the age of the Purchase Payment). CDSCs are applied against the Purchase Payment(s) being withdrawn. The appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn. Purchase Payments are withdrawn on a "first-in, first-out" basis.
2 Currently, we deduct the transfer fee after the 20th transfer each Annuity Year. Transfers in connection with a rebalancing or dollar cost averaging program do not count toward the 20 transfers in an Annuity Year.
3 The current tax charge that might be imposed varies by jurisdiction. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity or upon Annuitization.

The following tables describe the periodic fees and charges you will pay when you own the Annuity, not including the underlying Portfolio fees and expenses.

                           PERIODIC FEES AND CHARGES

  ANNUAL MAINTENANCE FEE/1/  Lesser of $50 and 2% of Unadjusted Account Value


                                                 B SERIES  C SERIES
                                                 --------- ---------
           PREMIUM BASED INSURANCE CHARGE/2, 6/  0.55%/3/  0.67%/3/



                   ANNUALIZED INSURANCE FEES AND CHARGES
        (assessed daily as a percentage of the net assets of the Sub-accounts)

                                                        B SERIES     C SERIES
                                                        --------     --------
        ACCOUNT VALUE BASED INSURANCE CHARGE/4, 6/       0.55%        0.68%


                           OPTIONAL BENEFIT CHARGES

                                          B SERIES              C SERIES
                                    --------------------- ---------------------
 RETURN OF PURCHASE PAYMENTS DEATH  Premium Based: 0.15%  Premium Based: 0.15%
 BENEFIT CHARGE/5/                          PLUS                  PLUS
                                    Account Value Based:  Account Value Based:
                                           0.15%                 0.15%

1 Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if the total of all Purchase Payments at the time the fee is due is less than $100,000.

2 The Premium Based Insurance Charge is calculated and charged on each Quarterly Annuity Anniversary and is determined by multiplying the "Charge Basis" (described in "Fees, Charges and Deductions" later in this Prospectus) as of the prior Valuation Day by the Premium Based Insurance Charge rate shown here. The charge is deducted pro rata from the Sub-accounts in which you maintain Account Value on the date the charge is due.

3 The Premium Based Insurance Charge, shown as an annualized rate, is deducted on a quarterly basis at a rate of 0.1375% for the B Series and 0.1675% for the C Series.

4 The Account Value Based Insurance Charge is charged daily based on the annualized rate shown here. The charge is assessed daily as a percentage of the net assets of the Sub-accounts.
5 This charge will be comprised of a 0.15% charge assessed daily as a percentage of the net assets of the Sub-accounts (Account Value Based Charge) plus a 0.15% Premium Based Charge assessed quarterly and deducted pro rata from the Sub-accounts in which you maintain Account Value on the date the charge is due.

6 For Beneficiaries who elect the Beneficiary Variable Payout Option, the Account Value Based Insurance Charge and the Premium Based Insurance Charge do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.


The following table provides the range (minimum and maximum) of the total annual expenses for the underlying Portfolios before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.

                   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES


                                                  MINIMUM    MAXIMUM
                                                  --------- ----------
          TOTAL ANNUAL PORTFOLIO OPERATING          0.60%*    11.87%*
            EXPENSES (EXPENSES THAT ARE DEDUCTED
            FROM PORTFOLIO ASSETS, INCLUDING
            MANAGEMENT FEES, DISTRIBUTION AND/OR
            SERVICE FEES (12B-1 FEES), AND OTHER
            EXPENSES)



* These expenses do not include the impact of any applicable contractual waivers and expense reimbursements.

The following are the total annual expenses for each underlying Portfolio. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current summary prospectuses, prospectuses and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.


               UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

   (as a percentage of the average net assets of the underlying Portfolios)



                                                      For the year ended December 31, 2014
                     -----------------------------------------------------------------------------------------------------
                                                                                           Total
                                                                  Broker Fees  Acquired   Annual                 Net Annual
                                         Distribution  Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                     Management  Other     (12b-1)    Expense on    on Short    Fees &   Operating  or Expense   Operating
FUNDS                   Fees    Expenses     Fees     Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
-----                ---------- -------- ------------ ----------- ------------ --------- --------- ------------- ----------
AST AQR Emerging
  Markets Equity
  Portfolio             1.09%     0.16%      0.10%       0.00%        0.00%      0.00%     1.35%        0.00%       1.35%
AST AQR Large-Cap
  Portfolio*            0.72%     0.01%      0.10%       0.00%        0.00%      0.00%     0.83%        0.24%       0.59%
AST BlackRock
  Multi- Asset
  Income Portfolio*     0.94%     2.32%      0.10%       0.00%        0.00%      0.41%     3.77%        2.62%       1.15%
AST
  BlackRock/Loomis
  Sayles Bond
  Portfolio*            0.61%     0.02%      0.10%       0.00%        0.00%      0.00%     0.73%        0.03%       0.70%
AST ClearBridge
  Dividend Growth
  Portfolio*            0.82%     0.02%      0.10%       0.00%        0.00%      0.00%     0.94%        0.11%       0.83%
AST Cohen & Steers
  Realty Portfolio*     0.98%     0.03%      0.10%       0.00%        0.00%      0.00%     1.11%        0.07%       1.04%
AST FQ Absolute
  Return Currency
  Portfolio*            0.99%     2.67%      0.10%       0.00%        0.00%      0.00%     3.76%        2.54%       1.22%
AST Franklin
  Templeton K2
  Global Absolute
  Return Portfolio*     0.94%     3.13%      0.10%       0.00%        0.00%      0.11%     4.28%        3.09%       1.19%
AST Global Real
  Estate Portfolio      0.98%     0.05%      0.10%       0.00%        0.00%      0.00%     1.13%        0.00%       1.13%
AST Goldman Sachs
  Global Growth
  Allocation
  Portfolio*            0.94%     2.80%      0.10%       0.00%        0.00%      0.40%     4.24%        3.05%       1.19%

               UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

   (as a percentage of the average net assets of the underlying Portfolios)



                                                      For the year ended December 31, 2014
                     -----------------------------------------------------------------------------------------------------
                                                                                           Total
                                                                  Broker Fees  Acquired   Annual                 Net Annual
                                         Distribution  Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                     Management  Other     (12b-1)    Expense on    on Short    Fees &   Operating  or Expense   Operating
FUNDS                   Fees    Expenses     Fees     Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
-----                ---------- -------- ------------ ----------- ------------ --------- --------- ------------- ----------
AST Goldman Sachs
  Large-Cap Value
  Portfolio*            0.72%     0.02%      0.10%       0.00%        0.00%      0.00%      0.84%       0.01%       0.83%
AST Goldman Sachs
  Mid- Cap Growth
  Portfolio*            0.98%     0.03%      0.10%       0.00%        0.00%      0.00%      1.11%       0.05%       1.06%
AST Goldman Sachs
  Small-Cap Value
  Portfolio*            0.93%     0.03%      0.10%       0.00%        0.00%      0.06%      1.12%       0.01%       1.11%
AST Goldman Sachs
  Strategic Income
  Portfolio             0.86%     0.04%      0.10%       0.00%        0.00%      0.00%      1.00%       0.00%       1.00%
AST Herndon
  Large-Cap Value
  Portfolio*            0.83%     0.02%      0.10%       0.00%        0.00%      0.00%      0.95%       0.15%       0.80%
AST High Yield
  Portfolio             0.72%     0.04%      0.10%       0.00%        0.00%      0.00%      0.86%       0.00%       0.86%
AST International
  Growth Portfolio*     0.97%     0.02%      0.10%       0.00%        0.00%      0.00%      1.09%       0.01%       1.08%
AST International
  Value Portfolio       0.97%     0.03%      0.10%       0.00%        0.00%      0.00%      1.10%       0.00%       1.10%
AST Jennison Global
  Infrastructure
  Portfolio*            0.99%     2.72%      0.10%       0.00%        0.00%      0.00%      3.81%       2.55%       1.26%
AST Jennison
  Large-Cap Growth
  Portfolio             0.88%     0.02%      0.10%       0.00%        0.00%      0.00%      1.00%       0.00%       1.00%
AST Large-Cap Value
  Portfolio             0.72%     0.02%      0.10%       0.00%        0.00%      0.00%      0.84%       0.00%       0.84%
AST Loomis Sayles
  Large-Cap Growth
  Portfolio*            0.87%     0.01%      0.10%       0.00%        0.00%      0.00%      0.98%       0.06%       0.92%
AST Lord Abbett
  Core Fixed Income
  Portfolio*            0.77%     0.02%      0.10%       0.00%        0.00%      0.00%      0.89%       0.29%       0.60%
AST Managed Equity
  Portfolio*            0.15%    10.61%      0.00%       0.00%        0.00%      1.11%     11.87%      10.62%       1.25%
AST Managed Fixed
  Income Portfolio      0.15%     5.45%      0.00%       0.00%        0.00%      0.81%      6.41%       5.16%       1.25%
AST MFS Global
  Equity Portfolio      0.98%     0.05%      0.10%       0.00%        0.00%      0.00%      1.13%       0.00%       1.13%
AST MFS Growth
  Portfolio             0.87%     0.02%      0.10%       0.00%        0.00%      0.00%      0.99%       0.00%       0.99%
AST MFS Large-Cap
  Value Portfolio       0.83%     0.04%      0.10%       0.00%        0.00%      0.00%      0.97%       0.00%       0.97%
AST Mid-Cap Value
  Portfolio             0.94%     0.04%      0.10%       0.00%        0.00%      0.00%      1.08%       0.00%       1.08%
AST Money Market
  Portfolio             0.47%     0.03%      0.10%       0.00%        0.00%      0.00%      0.60%       0.00%       0.60%
AST Neuberger
  Berman / LSV
  Mid-Cap Value
  Portfolio             0.88%     0.02%      0.10%       0.00%        0.00%      0.00%      1.00%       0.00%       1.00%
AST Neuberger
  Berman Core Bond
  Portfolio*            0.68%     0.04%      0.10%       0.00%        0.00%      0.00%      0.82%       0.15%       0.67%
AST Neuberger
  Berman Mid-Cap
  Growth Portfolio*     0.88%     0.03%      0.10%       0.00%        0.00%      0.00%      1.01%       0.01%       1.00%
AST Parametric
  Emerging Markets
  Equity                1.08%     0.24%      0.10%       0.00%        0.00%      0.00%      1.42%       0.00%       1.42%
AST PIMCO Limited
  Maturity Bond
  Portfolio             0.63%     0.04%      0.10%       0.00%        0.00%      0.00%      0.77%       0.00%       0.77%
AST Prudential Core
  Bond Portfolio*       0.66%     0.02%      0.10%       0.00%        0.00%      0.00%      0.78%       0.03%       0.75%

               UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
   (as a percentage of the average net assets of the underlying Portfolios)


                                                           For the year ended December 31, 2014
                          -----------------------------------------------------------------------------------------------------
                                                                                                Total
                                                                       Broker Fees  Acquired   Annual                 Net Annual
                                              Distribution  Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                          Management  Other     (12b-1)    Expense on    on Short    Fees &   Operating  or Expense   Operating
FUNDS                        Fees    Expenses     Fees     Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
-----                     ---------- -------- ------------ ----------- ------------ --------- --------- ------------- ----------
AST Prudential Flexible
  Multi-Strategy
  Portfolio*                 1.14%     2.63%      0.10%       0.00%        0.00%      0.98%     4.85%        3.37%       1.48%
AST QMA Emerging
  Markets Equity
  Portfolio                  1.09%     0.24%      0.10%       0.00%        0.00%      0.02%     1.45%        0.00%       1.45%
AST QMA Large-Cap
  Core Portfolio             0.72%     0.01%      0.10%       0.00%        0.00%      0.00%     0.83%        0.00%       0.83%
AST QMA US Equity
  Alpha Portfolio            0.99%     0.04%      0.10%       0.13%        0.25%      0.00%     1.51%        0.00%       1.51%
AST Quantitative
  Modeling Portfolio         0.25%     0.03%      0.00%       0.00%        0.00%      0.84%     1.12%        0.00%       1.12%
AST Small Cap Growth
  Portfolio                  0.88%     0.03%      0.10%       0.00%        0.00%      0.00%     1.01%        0.00%       1.01%
AST Small Cap Value
  Portfolio                  0.87%     0.03%      0.10%       0.00%        0.00%      0.02%     1.02%        0.00%       1.02%
AST T. Rowe Price
  Diversified Real
  Growth Portfolio*          0.89%     6.01%      0.10%       0.00%        0.00%      0.05%     7.05%        6.00%       1.05%
AST T. Rowe Price Equity
  Income Portfolio           0.72%     0.02%      0.10%       0.00%        0.00%      0.00%     0.84%        0.00%       0.84%
AST T. Rowe Price Large-
  Cap Growth Portfolio       0.85%     0.02%      0.10%       0.00%        0.00%      0.00%     0.97%        0.00%       0.97%
AST T. Rowe Price
  Natural Resources
  Portfolio                  0.88%     0.04%      0.10%       0.00%        0.00%      0.00%     1.02%        0.00%       1.02%
AST Templeton Global
  Bond Portfolio             0.78%     0.09%      0.10%       0.00%        0.00%      0.00%     0.97%        0.00%       0.97%
AST Western Asset Core
  Plus Bond Portfolio*       0.66%     0.03%      0.10%       0.00%        0.00%      0.00%     0.79%        0.20%       0.59%
AST Western Asset
  Emerging Markets
  Debt*                      0.84%     0.06%      0.10%       0.00%        0.00%      0.00%     1.00%        0.05%       0.95%



* See notes immediately below for important information about this fund.

AST AQR LARGE-CAP PORTFOLIO The Investment Managers have contractually agreed to waive 0.24% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO The Investment Managers have contractually agreed to waive 0.035% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest and brokerage commissions) do not exceed 1.13% of the Portfolio's average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2016, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2016 will be subject to review by the Manager and the Trust's Board of Trustees.

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO The Investment Managers have contractually agreed to waive 0.11% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST COHEN & STEERS REALTY PORTFOLIO The Investment Managers have contractually agreed to waive 0.07% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fees (after any fee waiver) and other expenses (including distribution fees, and excluding taxes, interest and brokerage commissions) do not exceed 1.22% of the Portfolio's average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2016, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2016 will be subject to review by the Manager and the Trust's Board of Trustees.

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest and brokerage commissions) do not exceed 1.17% of the Portfolio's average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2016, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2016 will be subject to review by the Manager and the Trust's Board of Trustees.

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest and brokerage commissions) do not exceed 1.19% of the Portfolio's average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2016, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2016 will be subject to review by the Manager and the Trust's Board of Trustees.

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO The Investment Managers have contractually agreed to waive 0.053% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST HERNDON LARGE-CAP VALUE PORTFOLIO The Investment Managers have contractually agreed to waive 0.15% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST INTERNATIONAL GROWTH PORTFOLIO The Investment Managers have contractually agreed to waive 0.013% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the Portfolio's investment management fees (after any fee waiver) and other expenses (including distribution fees, and excluding taxes, interest and brokerage commissions) do not exceed 1.26% of the Portfolio's average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2016, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2016 will be subject to review by the Manager and the Trust's Board of Trustees.

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO The Investment Managers have contractually agreed to waive 0.06% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO The Investment Managers have contractually agreed to waive 0.16% of their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee, as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio's average daily net assets between $500 million and $1 billion; and 0.15% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST MANAGED EQUITY PORTFOLIO The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the Portfolio's investment management fees (after any fee waiver) and other expenses (including acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed 1.25% of the Portfolio's average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2016, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2016 will be subject to review by the Manager and the Trust's Board of Trustees.

AST MANAGED FIXED INCOME PORTFOLIO The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the Portfolio's investment management fees (after any fee waiver) and other expenses (including acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed 1.25% of the Portfolio's average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2016, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2016 will be subject to review by the Manager and the Trust's Board of Trustees.

AST NEUBERGER BERMAN CORE BOND PORTFOLIO The Investment Managers have contractually agreed to waive 0.14% of their investment management fee through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees, as follows: 0.025% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO The Investment Managers have contractually agreed to waive 0.005% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO The Investment Managers have contractually agreed to waive 0.003% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST PRUDENTIAL CORE BOND PORTFOLIO The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows:
0.025% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2016. The waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the Portfolio's investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed 1.48% of the Portfolio's average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2016, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2016 will be subject to review by the Manager and the Trust's Board of Trustees.

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO The Investment Managers have contractually agreed to waive 0.002% of their investment management fee through June 30, 2016. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest and brokerage commissions) do not exceed 1.05% of the Portfolio's average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2016, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue these arrangements after June 30, 2016 will be subject to review by the Manager and the Trust's Board of Trustees.

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO The Investment Managers have contractually agreed to waive 0.20% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO The Investment Managers have contractually agreed to waive 0.05% of their investment management fee through June 30, 2016. This waiver arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

                               EXPENSE EXAMPLES

These examples are intended to help you compare the cost of investing in one Pruco Life Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay cumulatively in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The examples reflect the following fees and charges listed below for each Annuity as described in "Summary of Contract Fees and Charges."

   . Total Insurance Charge (which consists of the Account Value Based Insurance Charge and the Premium Based Insurance Charge)

   .   Contingent Deferred Sales Charge (when applicable for B Series only)

   .   Annual Maintenance Fee

   . Optional Return of Purchase Payments Death Benefit charge as described below

The examples also assume the following for the period shown:


   . Your Account Value is allocated to the Sub-account with both the minimum and maximum total operating expenses (before any fee waiver or expense reimbursement) and those expenses remain the same each year.


   .   For each charge, we deduct the maximum charge.


   .   You make no withdrawals of Account Value.

   .   You make no transfers, or other transactions for which we charge a fee.

   .   No tax charge applies.

   . You elect the optional Return of Purchase Payments Death Benefit at issue.


Amounts shown in the examples are rounded to the nearest dollar.


THE EXAMPLES ARE FOR ILLUSTRATIVE PURPOSES ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE DIFFERENT THAN THOSE SHOWN DEPENDING ON A NUMBER OF FACTORS, INCLUDING (1) WHETHER YOU ELECT THE RETURN OF PURCHASE PAYMENT DEATH BENEFIT; (2) WHETHER YOU DECIDE TO ALLOCATE ACCOUNT VALUE TO SUB-ACCOUNTS OTHER THAN THOSE WITH THE MINIMUM OR MAXIMUM TOTAL OPERATING EXPENSES; AND (3) THE IMPACT OF ANY CONTRACTUAL FEE WAIVERS OR EXPENSE REIMBURSEMENTS APPLICABLE TO CERTAIN UNDERLYING PORTFOLIOS.


EXPENSE EXAMPLES ARE PROVIDED AS FOLLOWS:




                                         B SERIES
                                         --------
                               IF YOU SURRENDER YOUR ANNUITY AT THE END OF  IF YOU DO NOT SURRENDER YOUR ANNUITY AT THE
                                THE APPLICABLE TIME PERIOD:                 END OF THE APPLICABLE TIME PERIOD:
                               -------------------------------------------- --------------------------------------------
                                1 YR       3 YRS      5 YRS      10 YRS     1 YR      3 YRS       5 YRS       10 YRS
                                 -------    -------    -------    -------     -----     -------     -------    -------
ASSUMING MAXIMUM FEES AND
  EXPENSES OF ANY OF THE
  PORTFOLIOS AVAILABLE WITH
  THE BENEFIT                  $1,564      $3,110     $4,549     $7,466     $864      $2,510      $4,049      $7,466
ASSUMING MINIMUM FEES AND
  EXPENSES OF ANY OF THE
  PORTFOLIOS AVAILABLE WITH
  THE BENEFIT                  $1,002      $1,518     $2,048     $3,195     $302        $918      $1,548      $3,195



                                        C SERIES
                                        --------
                               IF YOU SURRENDER YOUR ANNUITY AT THE END OF  IF YOU DO NOT SURRENDER YOUR ANNUITY AT THE
                               THE APPLICABLE TIME PERIOD:                  END OF THE APPLICABLE TIME PERIOD:
                               -------------------------------------------- --------------------------------------------
                               1 YR      3 YRS       5 YRS       10 YRS     1 YR      3 YRS       5 YRS       10 YRS
                                 -----     -------     -------    -------     -----     -------     -------    -------
ASSUMING MAXIMUM FEES AND
  EXPENSES OF ANY OF THE
  PORTFOLIOS AVAILABLE WITH
  THE BENEFIT                  $888      $2,573      $4,144      $7,611     $888      $2,573      $4,144      $7,611
ASSUMING MINIMUM FEES AND
  EXPENSES OF ANY OF THE
  PORTFOLIOS AVAILABLE WITH
  THE BENEFIT                  $327        $991      $1,669      $3,430     $327        $991      $1,669      $3,430

                                    SUMMARY

This Summary describes key features of the Annuities offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing an Annuity. You should read the entire prospectus for a complete description of the Annuities. Your Financial Professional can also help you if you have questions.

THE ANNUITY: The variable annuity contract issued by Pruco Life is a contract between you, the Owner, and Pruco Life, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.

The Annuity offers various investment Portfolios. With the help of your Financial Professional, you choose how to invest your money within your Annuity (subject to certain restrictions; see "Investment Options"). Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in underlying Portfolios.

This prospectus describes two different Annuities. The Annuities differ primarily in the fees and charges deducted. With the help of your Financial Professional, you choose the Annuity that is suitable for you based on your time horizon and liquidity needs.

Please see Appendix B "Selecting the Variable Annuity That's Right For You," for a side-by-side comparison of the key features of each of these Annuities.

GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.

PURCHASE: In order to purchase an Annuity, you must be no older than age 85. In addition, in order to purchase the optional Return of Purchase Payments Death Benefit, you must be no older than age 79. Also, we require a minimum initial purchase payment of $10,000. See your Financial Professional to complete an application.

The "Maximum Age for Initial Purchase" applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For Annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life.

After you purchase your Annuity, you will have a limited period of time during which you may cancel (or "Free Look") the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.

Please see "Requirements for Purchasing One of the Annuities" for additional information.


INVESTMENT OPTIONS: You may choose from a variety of variable Investment Options ranging from conservative to aggressive. Each of the underlying Portfolios is described in its own summary Prospectus, which you should read before selecting your Investment Options. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no assurance that any variable Investment Option will meet its investment objective.


You may also allocate money to the DCA MVA Option, an Investment Option that earns interest for a specific time period. The DCA MVA Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA MVA Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA MVA Option generally will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12 Month DCA Program. Please see "Investment Options," and "Managing Your Account Value" for information. Please see "Investment Options," and "Managing Your Account Value" for information.

ACCESS TO YOUR MONEY: You can receive income by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax, and may be subject to a Contingent Deferred Sales Charge (B Series only discussed below). You may withdraw up to 10% of your Purchase Payments each year without being subject to a Contingent Deferred Sales Charge.


For non-qualified Annuities, you can elect the Tax Efficient Annuity Benefit Payout Option, an alternative annuity payout option under which you will receive annuity payments periodically over a specified period of time and retain the right to take partial withdrawals or fully surrender the Annuity, subject to the limitations and restrictions described in the "Tax Efficient Annuity Payout Option" section of this Prospectus. This feature does not provide a guarantee of your Account Value nor a return of your Purchase Payments made under your Annuity. In addition, your Account Value remains subject to market performance after election of the Tax Efficient Annuity Benefit Payout Option. Some broker-dealer firms may not make available or recommend the Tax Efficient Annuity Benefit Payout Option to you. If the Tax Efficient Annuity Benefit Payout Option is not part of your Annuity contract, you will not be able to elect it. Please speak to your Financial Professional for further details.

You may also elect to receive income through fixed annuity payments over your lifetime, also called "Annuitization". If you elect to receive fixed annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs.


Please see "Access to Account Value" and "Annuity Options" for more information.

DEATH BENEFITS: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. For both Annuities, the Basic Death Benefit is the Annuity's Unadjusted Account Value on the date of Due Proof of Death. Please see "Death Benefits" for more information. For an additional charge, you may elect the Return of Purchase Payments Death Benefit. This optional benefit is discussed in more detail later in this Prospectus.


FEES AND CHARGES: Both Annuities, and the Return of Purchase Payments Death Benefit are subject to certain fees and charges, as discussed in the "Summary of Contract Fees and Charges" table earlier in this Prospectus. In addition, there are fees and expenses of the underlying Portfolios.

WHAT DOES IT MEAN THAT MY ANNUITY IS "TAX DEFERRED"? Variable annuities are "tax deferred", meaning you pay no taxes on any earnings from your Annuity until you withdraw the money. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

PLEASE NOTE THAT IF YOU PURCHASE THIS ANNUITY WITHIN A TAX ADVANTAGED RETIREMENT PLAN, SUCH AS AN IRA, SEP-IRA, ROTH IRA, 401(A) PLAN, OR NON-ERISA 403(B) PLAN, YOU WILL GET NO ADDITIONAL TAX ADVANTAGE THROUGH THE ANNUITY ITSELF. BECAUSE THERE IS NO ADDITIONAL TAX ADVANTAGE WHEN A VARIABLE ANNUITY IS PURCHASED THROUGH ONE OF THESE PLANS, THE REASONS FOR PURCHASING THE ANNUITY INSIDE A QUALIFIED PLAN ARE LIMITED TO THE ABILITY TO ELECT THE RETURN OF PURCHASE PAYMENTS DEATH BENEFIT, THE OPPORTUNITY TO ANNUITIZE THE CONTRACT AND THE VARIOUS INVESTMENT OPTIONS, WHICH MIGHT MAKE THE ANNUITY AN APPROPRIATE INVESTMENT FOR YOU. YOU SHOULD CONSULT YOUR TAX AND FINANCIAL ADVISER REGARDING SUCH FEATURES AND BENEFITS PRIOR TO PURCHASING THIS ANNUITY FOR USE WITH A TAX-QUALIFIED PLAN. Please note that the Tax Efficient Annuity Benefit Payout Option is not available if you are investing in this Annuity through a tax-advantaged retirement plan (i.e., qualified annuity contract).

MARKET TIMING: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail later in this prospectus in "Restrictions on Transfers Between Investment Options."


OTHER INFORMATION: Please see "Other Information" for more information about our Annuities, including legal information about Pruco Life, the Separate Account, and underlying Portfolios.

                              INVESTMENT OPTIONS

The Investment Options under both Annuities consist of the Sub-accounts and the DCA MVA Options. In this section, we describe the Portfolios in which the variable investment options invest. We also discuss the DCA MVA Options. Each Sub-account invests in an underlying Portfolio whose share price generally fluctuates each Valuation Day. The Portfolios that you select are your choice - we do not provide investment advice, nor do we recommend any particular Portfolio. There are, however, Portfolios that are not available to you should you elect the Return of Purchase Payments Death Benefit. You bear the investment risk for amounts allocated to the Portfolios.

In contrast to the Sub-accounts, Account Value allocated to a DCA MVA Option earns a fixed rate of interest as long as you remain invested for the Guarantee Period. We guarantee both the stated amount of interest and the principal amount of your Account Value in a DCA MVA Option, so long as you remain invested in the DCA MVA Option for the duration of the Guarantee Period. In general, if you withdraw Account Value prior to the end of the DCA MVA Option's Guarantee Period, you will be subject to a Market Value Adjustment or "MVA", which can be positive or negative. As a condition of electing the Return of Purchase Payments Death Benefit, you are restricted from investing in certain Sub-accounts. We describe those restrictions below.

VARIABLE INVESTMENT OPTIONS


Each variable investment option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see "Pruco Life and the Separate Account" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the Prospectus for any underlying Portfolio in which you are interested. The Investment Objectives chart below provides a description of each Portfolio's investment objective to assist you in determining which Portfolios may be of interest to you.


Not all Portfolios offered as Sub-accounts may be available to you depending on your election of the optional death benefit. Thus, if you elect the optional death benefit, you would be precluded from investing in certain Portfolios. Please see "Limitations with the Optional Return of Purchase Payments Death Benefit" later in this prospectus.


The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios.

In the table that follows, all Portfolio names include the prefix "AST," which indicates that they are Portfolios of the Advanced Series Trust. In addition, for each Portfolio the subadviser(s), which has been engaged to conduct day-to-day management, is listed next to the description.

This Annuity offers only Portfolios managed by AST Investment Services, Inc. and/or Prudential Investments LLC, both of which are affiliated companies of Pruco Life ("Affiliated Portfolios"). Pruco Life and its affiliates ("Prudential Companies") receive fees and payments from the Affiliated Portfolios, which may be greater than the fees and payments Prudential Companies would receive if we offered unaffiliated portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over other portfolios sponsored and advised by companies not affiliated with Pruco Life. We have an incentive to offer Portfolios managed by certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser factors in determining which Portfolios to offer under the Annuities. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Allocations made to all AST Portfolios benefit us financially. See "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates.

In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.


The following Portfolios are available with the Prudential Premier(R) Investment Variable Annuity:


AST BlackRock Multi-Asset Income
AST FQ Absolute Return Currency
AST Franklin Templeton K2 Global Absolute Return

AST Goldman Sachs Global Growth Allocation
AST Jennison Global Infrastructure
AST Prudential Flexible Multi-Strategy
AST T. Rowe Price Diversified Real Growth


The Prudential Premier(R) Investment Variable Annuity offers certain Sub-accounts that invest in underlying Portfolios that are also available in other variable annuity contracts we offer. Those Portfolios are listed below.


AST AQR Emerging Markets Equity
AST AQR Large-Cap
AST BlackRock/Loomis Sayles Bond
AST ClearBridge Dividend Growth
AST Cohen & Steers Realty
AST Global Real Estate
AST Goldman Sachs Large-Cap Value
AST Goldman Sachs Mid-Cap Growth
AST Goldman Sachs Small-Cap Value
AST Goldman Sachs Strategic Income
AST Herndon Large-Cap Value
AST High Yield
AST International Growth
AST International Value
AST Jennison Large-Cap Growth
AST Large-Cap Value
AST Loomis Sayles Large-Cap Growth
AST Lord Abbett Core Fixed Income
AST Managed Fixed Income
AST Managed Equity
AST MFS Global Equity
AST MFS Growth
AST MFS Large-Cap Value
AST Mid-Cap Value
AST Money Market
AST Neuberger Berman Core Bond
AST Neuberger Berman/LSV Mid-Cap Value
AST Neuberger Berman Mid-Cap Growth
AST Parametric Emerging Markets Equity
AST PIMCO Limited Maturity Bond
AST Prudential Core Bond
AST QMA Emerging Markets Equity
AST QMA Large-Cap
AST QMA US Equity Alpha
AST Quantitative Modeling
AST Small-Cap Growth
AST Small-Cap Value
AST T. Rowe Price Equity Income
AST T. Rowe Price Large-Cap Growth
AST T. Rowe Price Natural Resources
AST Templeton Global Bond
AST Western Asset Core Plus Bond
AST Western Asset Emerging Markets Debt


Those other variable annuity contracts offer certain optional living benefits that utilize a predetermined mathematical formula (the "formula") to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract owner's account value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the sub-accounts for those variable annuity contracts and an AST bond portfolio sub-account (those AST bond portfolios are not available in connection with the annuity contracts offered through this Prospectus). YOU SHOULD BE AWARE THAT THE OPERATION OF THE FORMULA IN THOSE OTHER VARIABLE ANNUITY CONTRACTS MAY RESULT IN LARGE-SCALE ASSET FLOWS INTO AND OUT OF THE UNDERLYING PORTFOLIOS THAT ARE AVAILABLE WITH YOUR PRUDENTIAL PREMIER(R) INVESTMENT VARIABLE ANNUITY. THESE ASSET FLOWS COULD ADVERSELY IMPACT THE UNDERLYING PORTFOLIOS, INCLUDING THEIR RISK PROFILE, EXPENSES AND PERFORMANCE. Because transfers between the sub-accounts and the AST bond sub-account can be frequent and the amount transferred can vary from day to day, any of the underlying Portfolios could experience the following effects, among others:

(a) a Portfolio's investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategy;

(b) the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(c) a Portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.

The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.

Before you allocate to the Sub-account with the AST Portfolios listed above, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Prudential Premier(R) Investment Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.




Please see the Additional Information section, under the heading concerning "Fees and Payments Received by Pruco Life" for a discussion of fees that we may receive from the Portfolios and/or their service providers.

THE FOLLOWING TABLE CONTAINS LIMITED INFORMATION ABOUT THE PORTFOLIOS. BEFORE SELECTING AN INVESTMENT OPTION YOU SHOULD CAREFULLY REVIEW THE SUMMARY PROSPECTUSES AND/OR PROSPECTUSES FOR THE PORTFOLIOS, WHICH CONTAIN DETAILS ABOUT THE INVESTMENT OBJECTIVES, POLICIES, RISKS, COSTS AND MANAGEMENT OF THE PORTFOLIOS. YOU CAN OBTAIN THE SUMMARY PROSPECTUSES AND PROSPECTUSES FOR THE PORTFOLIOS BY CALLING 1-888-PRU-2888 OR AT WWW.PRUDENTIALANNUITIES.COM.



 PORTFOLIO                        INVESTMENT                PORTFOLIO
 NAME                             OBJECTIVES          ADVISER/SUBADVISER(S)
 ---------                 ------------------------  ------------------------
 AST AQR EMERGING MARKETS  Seeks long-term capital   AQR Capital Management,
   EQUITY PORTFOLIO        appreciation.             LLC

 AST AQR LARGE-CAP         Seeks long-term capital   AQR Capital Management,
   PORTFOLIO               appreciation.             LLC

 AST BLACKROCK/LOOMIS      Seek to maximize total    BlackRock Financial
   SAYLES BOND PORTFOLIO   return, consistent with   Management, Inc.
   (FORMERLY AST PIMCO     preservation of capital   BlackRock International
   TOTAL RETURN BOND       and prudent investment    Limited
   PORTFOLIO)              management                BlackRock (Singapore)
                                                     Limited
                                                     Loomis, Sayles &
                                                     Company, L.P.

 AST BLACKROCK             To seek to maximize       BlackRock Financial
   MULTI-ASSET INCOME      current income with       Management, Inc.
   PORTFOLIO               consideration for
                           capital appreciation.

 AST CLEARBRIDGE DIVIDEND  Seeks income, capital     ClearBridge Investments,
   GROWTH PORTFOLIO        preservation, and         LLC
                           capital appreciation.

 AST COHEN & STEERS        Seeks to maximize total   Cohen & Steers Capital
   REALTY PORTFOLIO        return through            Management, Inc.
                           investment in real
                           estate securities.

 AST FQ ABSOLUTE RETURN    To seek absolute returns  First Quadrant, L.P.
   CURRENCY PORTFOLIO      not highly correlated
                           with any traditional
                           asset class.

 AST FRANKLIN TEMPLETON    Seek capital              K2/D&S Management Co.,
   K2 GLOBAL ABSOLUTE      appreciation with         L.L.C.
   RETURN PORTFOLIO        reduced market            Franklin Advisers, Inc.
                           correlation.              Templeton Global
                                                     Advisers Limited

 AST GLOBAL REAL ESTATE    Seeks capital             Prudential Real Estate
   PORTFOLIO               appreciation and income.  Investors


 AST GOLDMAN SACHS GLOBAL  Seek total return made    Goldman Sachs Asset
   GROWTH ALLOCATION       up of capital             Management, L.P.
   PORTFOLIO               appreciation and income.

 AST GOLDMAN SACHS         Seeks long-term growth    Goldman Sachs Asset
   LARGE-CAP VALUE         of capital.               Management, L.P.
   PORTFOLIO

 AST GOLDMAN SACHS         Seeks long-term growth    Goldman Sachs Asset
   MID-CAP GROWTH          of capital.               Management, L.P.
   PORTFOLIO

 AST GOLDMAN SACHS         Seeks long-term capital   Goldman Sachs Asset
   SMALL-CAP VALUE         appreciation.             Management, L.P.
   PORTFOLIO

 AST GOLDMAN SACHS         Seek total return.        Goldman Sachs Asset
   STRATEGIC INCOME                                  Management, L.P.
   PORTFOLIO

 PORTFOLIO                 INVESTMENT                PORTFOLIO
 NAME                      OBJECTIVES                ADVISER/SUBADVISER(S)
 ---------                 ------------------------  ------------------------
 AST HERNDON LARGE-CAP     Seeks maximum growth of   Herndon Capital
   VALUE PORTFOLIO         capital by investing      Management, LLC
                           primarily in the value
                           stocks of larger
                           companies.

 AST HIGH YIELD PORTFOLIO  Seeks maximum total       J.P. Morgan Investment
                           return, consistent with   Management, Inc.
                           preservation of capital   Prudential Investment
                           and prudent investment    Management, Inc.
                           management.

 AST INTERNATIONAL GROWTH  Seeks long-term capital   Jennison Associates LLC
   PORTFOLIO               growth.                   Neuberger Berman
                                                     Management LLC
                                                     William Blair & Company,
                                                     LLC

 AST INTERNATIONAL VALUE   Seeks capital growth.     Lazard Asset Management
   PORTFOLIO                                         LLC
                                                     LSV Asset Management

 AST JENNISON GLOBAL       To seek total return.     Jennison Associates, LLC
   INFRASTRUCTURE
   PORTFOLIO

 AST JENNISON LARGE-CAP    Seeks long-term growth    Jennison Associates LLC
   GROWTH PORTFOLIO        of capital.

 AST LARGE-CAP VALUE       Seeks current income and  Hotchkis and Wiley
   PORTFOLIO               long-term growth of       Capital Management, LLC
                           income, as well as
                           capital appreciation.

 AST LOOMIS SAYLES         Seeks capital growth.     Loomis, Sayles &
   LARGE-CAP GROWTH        Income realization is     Company, L.P.
   PORTFOLIO               not an investment
                           objective and any income
                           realized on the
                           Portfolio's investments,
                           therefore, will be
                           incidental to the
                           Portfolio's objective.

 AST LORD ABBETT CORE      Seeks income and capital  Lord, Abbett & Co. LLC
   FIXED INCOME PORTFOLIO  appreciation to produce
                           a high total return.

 AST MANAGED EQUITY        To provide capital        Prudential Investments
   PORTFOLIO               appreciation.             LLC
                                                     Quantitative Management
                                                     Associates LLC

 AST MANAGED FIXED INCOME  To seek total return.     Prudential Investments
   PORTFOLIO                                         LLC
                                                     Quantitative Management
                                                     Associates LLC

 AST MFS GLOBAL EQUITY     Seeks capital growth.     Massachusetts Financial
   PORTFOLIO                                         Services Company

 AST MFS GROWTH PORTFOLIO  Seeks long-term capital   Massachusetts Financial
                           growth and future,        Services Company
                           rather than current
                           income.

 AST MFS LARGE-CAP VALUE   Seeks capital             Massachusetts Financial
   PORTFOLIO               appreciation.             Services Company

 AST MID-CAP VALUE         Seeks to provide capital  EARNEST Partners, LLC
   PORTFOLIO               growth by investing       WEDGE Capital Management
                           primarily in              L.L.P.
                           mid-capitalization
                           stocks that appear to be
                           undervalued.

 AST MONEY MARKET          Seeks high current        Prudential Investment
   PORTFOLIO               income and maintain high  Management, Inc.
                           levels of liquidity.

 AST NEUBERGER BERMAN      Seeks to maximize total   Neuberger Berman Fixed
   CORE BOND PORTFOLIO     return consistent with    Income LLC
                           the preservation of
                           capital.

 AST NEUBERGER BERMAN/LSV  Seeks capital growth.     LSV Asset Management
   MID-CAP VALUE PORTFOLIO                           Neuberger Berman
                                                     Management LLC

 AST NEUBERGER BERMAN      Seeks capital growth.     Neuberger Berman
   MID-CAP GROWTH                                    Management LLC
   PORTFOLIO

 AST PARAMETRIC EMERGING   Seeks long-term capital   Parametric Portfolio
   MARKETS EQUITY          appreciation.             Associates LLC
   PORTFOLIO

 AST PIMCO LIMITED         Seeks to maximize total   Pacific Investment
   MATURITY BOND PORTFOLIO return consistent with    Management Company LLC
                           preservation of capital   (PIMCO)
                           and prudent investment
                           management.

 AST PRUDENTIAL CORE BOND  Seeks to maximize total   Prudential Investment
   PORTFOLIO               return consistent with    Management, Inc.
                           the long-term
                           preservation of capital.


 AST PRUDENTIAL FLEXIBLE   To seek to provide        Jennison Associates, LLC
   MULTI-STRATEGY          capital appreciation.     Prudential Investment
   PORTFOLIO                                         Management, Inc.
                                                     Quantitative Management
                                                     Associates, LLC,

 AST QMA EMERGING MARKETS  Seeks long-term capital   Quantitative Management
   EQUITY PORTFOLIO        appreciation.             Associates LLC

 AST QMA LARGE-CAP         Seeks long-term capital   Quantitative Management
   PORTFOLIO               appreciation.             Associates LLC

 AST QMA US EQUITY ALPHA   Seeks long term capital   Quantitative Management
   PORTFOLIO               appreciation.             Associates LLC

 PORTFOLIO                        INVESTMENT                PORTFOLIO
 NAME                             OBJECTIVES          ADVISER/SUBADVISER(S)
 ---------                 ------------------------- ------------------------
 AST QUANTITATIVE          Seeks a high potential    Quantitative Management
   MODELING PORTFOLIO      return while attempting   Associates LLC
                           to mitigate downside
                           risk during adverse
                           market cycles.

 AST SMALL-CAP GROWTH      Seeks long-term capital   Eagle Asset Management,
   PORTFOLIO               growth.                   Inc.
                                                     Emerald Mutual Fund
                                                     Advisers Trust

 AST SMALL-CAP VALUE       Seeks to provide          ClearBridge Investments,
   PORTFOLIO               long-term capital growth  LLC
                           by investing primarily    J.P. Morgan Investment
                           in small-capitalization   Management, Inc.
                           stocks that appear to be LMC Investments, LLC undervalued.

 AST T. ROWE PRICE         Seeks long-term capital   T. Rowe Price
   DIVERSIFIED REAL        appreciation and          Associates, Inc.
   GROWTH PORTFOLIO        secondarily, income.      T. Rowe Price
                                                     International Ltd.
                                                     T. Rowe Price
                                                     International Ltd. -
                                                     Tokyo and T. Rowe Price
                                                     Hong Kong Limited

 AST T. ROWE PRICE EQUITY  Seeks to provide          T. Rowe Price
   INCOME PORTFOLIO        substantial dividend      Associates, Inc.
                           income as well as
                           long-term growth of
                           capital through
                           investments in the
                           common stocks of
                           established companies.

 AST T. ROWE PRICE         Seeks long-term growth    T. Rowe Price
   LARGE-CAP GROWTH        of capital by investing   Associates, Inc.
   PORTFOLIO               predominantly in the
                           equity securities of a
                           limited number of large,
                           carefully selected,
                           high-quality U.S.
                           companies that are
                           judged likely to achieve
                           superior earnings growth.

 AST T. ROWE PRICE         Seeks long-term capital   T. Rowe Price
   NATURAL RESOURCES       growth primarily through  Associates, Inc.
   PORTFOLIO               investing in the common
                           stocks of companies that
                           own or develop natural
                           resources (such as
                           energy products,
                           precious metals and
                           forest products) and
                           other basic commodities.

 AST TEMPLETON GLOBAL      Seeks to provide current  Franklin Advisers, Inc.
   BOND PORTFOLIO          income with capital
                           appreciation and growth
                           of income.

 AST WESTERN ASSET CORE    Seeks to maximize total   Western Asset Management
   PLUS BOND PORTFOLIO     return, consistent with   Company/ Western Asset
                           prudent investment        Management Company
                           management and liquidity  Limited
                           needs, by investing to
                           obtain the average
                           duration specified for
                           the Portfolio.

 AST WESTERN ASSET         Seeks to maximize total   Western Asset Management
   EMERGING MARKETS DEBT   return.                   Company/ Western Asset
   PORTFOLIO                                         Management Company
                                                     Limited


LIMITATIONS WITH THE OPTIONAL RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

As a condition of electing the Return of Purchase Payments Death Benefit, we limit the Investment Options to which you may allocate your Account Value. If you elect the Return of Purchase Payments Death Benefit, only the following Investment Options and the DCA MVA Options are available to you which you may allocate your Account Value:


AST BlackRock Multi-Asset Income
AST Goldman Sachs Global Growth Allocation
AST Managed Fixed Income
AST Prudential Flexible Multi-Strategy
AST Quantitative Modeling
AST T. Rowe Price Diversified Real Growth


MARKET VALUE ADJUSTMENT OPTION

We currently offer DCA MVA Options. The DCA MVA Options are used with our 6 or 12 Month DCA Program. Amounts allocated to the DCA MVA Options earn the declared rate of interest while the amount is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. A dollar cost averaging program does not assure a profit, or protect against a loss.

For a complete description of our 6 or 12 Month DCA Program, see the applicable section of this Prospectus within the section entitled "Managing Your Account Value."

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

GUARANTEE PERIOD TERMINATION

A DCA MVA Option ends on the earliest of (a) the date the entire amount in the DCA MVA Option is withdrawn or transferred; (b) the Annuity Date; (c) the date the Annuity is surrendered; and (d) the date as of which a Death Benefit is determined, unless the Annuity is continued by a spousal Beneficiary. "Annuity Date" means the date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the "Latest Annuity Date." The "Payout Period" is the period starting on the Annuity Date and during which annuity payments are made.

RATES FOR DCA MVA OPTIONS

Multiple factors are considered in determining the fixed interest rates for the DCA MVA Options. In general, the interest rates we offer for the DCA MVA Options will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the DCA MVA Option, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the DCA MVA Options, general economic trends and competition. We also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to DCA MVA Options, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.

The interest rate credited to a DCA MVA Option is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine, in our sole discretion, the interest rates for the DCA MVA Options. At the time that we confirm your DCA MVA Option, we will advise you of the interest rate in effect and the date your DCA MVA Option matures. We may change the rates we credit to new DCA MVA Options at any time. To inquire as to the current rates for the DCA MVA Options, please call 1-888-PRU-2888. DCA MVA Options may not be available in all states and are subject to a minimum rate which may vary by state.

The interest under a DCA MVA Option is credited daily on a balance that declines as amounts are transferred, and therefore, you do not earn interest on the full amount deposited to the DCA MVA Option.

To the extent permitted by law, we may establish different interest rates for DCA MVA Options offered to a class of Owners who choose to participate in various optional investment programs we make available. For any DCA MVA Option, you will not be permitted to allocate to the DCA MVA Option if the Guarantee Period associated with that DCA MVA Option would end after your Annuity Date.

MARKET VALUE ADJUSTMENT

With certain exceptions, if you transfer or withdraw Account Value from a DCA MVA Option prior to the end of the applicable Guarantee Period, you will be subject to a Market Value Adjustment or "MVA". We assess an MVA (whether positive or negative) upon:

   . any surrender, partial withdrawal (including a systematic withdrawal, Medically-Related Surrender, or a withdrawal program under Sections 72(t) or 72(q) of the Code), or transfer out of a DCA MVA Option made outside the 30 days immediately preceding the maturity of the Guarantee Period; and

   . your exercise of the Free Look right under your Annuity, unless prohibited by state law.

We will NOT assess an MVA (whether positive or negative) in connection with any of the following:

   . partial withdrawals made to meet Required Minimum Distribution requirements under the Code in relation to your Annuity or a required distribution if your Annuity is held as a Beneficiary Annuity, but only if the Required Minimum Distribution or required distribution from Beneficiary Annuity is an amount that we calculate and is distributed through a program that we offer;

   . transfers or partial withdrawals from a DCA MVA Option during the 30 days immediately prior to the end of the applicable Guarantee Period;

   .   transfers made in accordance with our 6 or 12 Month DCA Program;

   .   when a Death Benefit is determined;

   . deduction of a Annual Maintenance Fee or the Premium Based Insurance Charge from the Annuity; and

   .   Annuitization under the Annuity.

The amount of the MVA is determined according to the formula set forth in Appendix D. In general, the amount of the MVA is dependent on the difference between interest rates at the time your DCA MVA Option was established and current interest rates for the remaining Guarantee Period of your DCA MVA Option. For purposes of determining the amount of an MVA, we make reference to an index interest rate that in turn is based on a Constant Maturity Treasury
(CMT) rate for a maturity (in months) equal to the applicable duration of the DCA MVA Option. This CMT rate will be determined based on the weekly average of the CMT index of appropriate maturity as of two weeks prior to initiation of the DCA MVA Option.

The CMT index will be based on certain U.S. Treasury interest rates, as published in a Federal Reserve Statistical Release. The Liquidity Factor is an element of the MVA formula currently equal to 0.0025 or (0.25%). It is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no Liquidity Factor is applied, will reduce the amount being surrendered or transferred from the DCA MVA Option. Please consult the DCA MVA formula in the appendices to this Prospectus for additional detail.

                         FEES, CHARGES AND DEDUCTIONS

In this section, we provide detail about the charges you incur if you own the Annuity.

The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Total Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under an Annuity are less than the amount we deduct for the Total Insurance Charge. To the extent we make a profit on the Total Insurance Charge, such profit may be used for any other corporate purpose.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.

With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit value of your investment in each Sub-account, and in that way reduce your Account Value. A "Unit" refers to a share of participation in a Sub-account used to calculate your Unadjusted Account Value prior to the Annuity Date.


CONTINGENT DEFERRED SALES CHARGE ("CDSC") (FOR B SERIES ONLY): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is taken on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the B Series are shown under "Summary of Contract Fees and Charges" earlier in this prospectus. If you elect the Tax Efficient Annuity Benefit Payout Option, your payments are subject to any applicable CDSC.


With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see "Free Withdrawal Amounts" later in this Prospectus). If the free withdrawal amount is not sufficient, we then assume that any remaining amount of a partial withdrawal is taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (such as gains), as described in the examples below.

EXAMPLES


These examples are designed to show you how the CDSC is calculated. They do not take into account any other fees and charges. The examples illustrate how the CDSC would apply to reduce your Account Value based on the timing and amount of your withdrawals. They also illustrate how a certain amount of your withdrawal, the "Free Withdrawal Amount," is not subject to the CDSC. The Free Withdrawal Amount is equal to 10% of all Purchase Payments currently subject to a CDSC in each year and is described in more detail in "Access to Account Value," later in this Prospectus.


Assume you purchase your B Series Annuity with a $75,000 initial Purchase Payment and you make no additional Purchase Payments for the life of your Annuity.

EXAMPLE 1

Assume the following:

   . five years after the purchase, your Unadjusted Account Value is $85,000 (your Purchase Payment of $75,000 plus $10,000 of investment gain);

   .   the free withdrawal amount is $7,500 (10% of $75,000);

   .   the applicable CDSC is 5%.

If you request a withdrawal of $50,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining amount of your withdrawal is subject to the 5% CDSC. The CDSC in this example is 5% of $42,500, or $2,125.

GROSS WITHDRAWAL OR NET WITHDRAWAL. You can request either a gross withdrawal or a net withdrawal. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Unadjusted Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Unadjusted Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding that will need to be withdrawn. We then apply the

CDSC or tax withholding to that entire amount. AS A RESULT, YOU WILL PAY A GREATER CDSC OR HAVE MORE TAX WITHHELD IF YOU ELECT A NET WITHDRAWAL.


   . If you request a gross withdrawal, the amount of the CDSC will reduce the amount of the withdrawal you receive. In this case, the CDSC would equal $2,125 (($50,000 - the free withdrawal amount of $7,500 = $42,500)
       x 0.05 = $2,125). You would receive $47,875 ($50,000 - $2,125). To determine your remaining Unadjusted Account Value after your withdrawal, we reduce your initial Unadjusted Account Value by the amount of your requested withdrawal. In this case, your Unadjusted Account Value would be $35,000 ($85,000 - $50,000).


   . If you request a net withdrawal, we first determine the entire amount that will need to be withdrawn in order to provide the requested payment. We do this by first subtracting the free withdrawal amount and dividing the resulting amount by the result of 1 minus the surrender charge. Here is the calculation: $42,500/(1 - 0.05) = $44,736.84. This is the total amount to which the CDSC will apply. The amount of the CDSC is $2,236.84. Therefore, in order to for you to receive the full $50,000, we will need to deduct $52,236.84 from your Unadjusted Account Value, resulting in remaining Unadjusted Account Value of $32,763.16.

EXAMPLE 2

Assume the following:

   .   you took the withdrawal described above as a gross withdrawal;

   . two years after the withdrawal described above, the Unadjusted Account Value is $48,500 ($35,000 of remaining Unadjusted Account Value plus $13,500 of investment gain);

   . the free withdrawal amount is still $7,500 because no additional Purchase Payments have been made and the Purchase Payment is still subject to a CDSC; and

   .   the applicable CDSC in Annuity Year 7 is now 3%.

If you now take a second gross withdrawal of $10,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining $2,500 is subject to the 3% CDSC or $125 and you will receive $9,875.

On the day that we process your request for a withdrawal, we calculate a CDSC based on any Purchase Payments not previously withdrawn. If your Account Value has declined in value, or if you had made prior withdrawals that reduced your Account Value, the dollar amount of your requested withdrawal may represent, as a percentage of the Purchase Payments being withdrawn, a dollar amount that is greater than your Account Value. As CDSC is calculated as a percentage of Purchase Payments being withdrawn, withdrawals in certain scenarios will result in a higher dollar charge than if CDSC was calculated as a percentage of your Account Value.


Please note that if you elect the Tax Efficient Annuity Payout Option, net withdrawals are not available of your Tax Efficient Annuity Amount. All tax efficient annuity payments will be gross distributions.


We may waive any applicable CDSC under certain circumstances described below in "Exceptions/Reductions to Fees and Charges."

TRANSFER FEE: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20th in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging or Automatic Rebalancing program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. Transfers made through any electronic method or program we specify are not counted toward the 20 free transfers. The transfer fee is deducted pro rata from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.


ANNUAL MAINTENANCE FEE: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $50 or 2% of your Unadjusted Account Value, whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken out first from the Sub-accounts on a pro rata basis and then from the DCA MVA Options (if the amount in the Sub-accounts is insufficient to pay the fee). The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit.

If you elect the Tax Efficient Annuity Benefit Payout Option and begin receiving payments, the Annual Maintenance Fee will continue to be deducted. We will continue to deduct this fee annually on the anniversary of the Issue Date of your Annuity and it will be deducted from the Sub-accounts in the same manner as described above.


TAX CHARGE: Some states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We reserve the right to deduct the tax from Purchase Payments when received, from Surrender Value upon surrender, or from Unadjusted Account Value upon Annuitization. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, Surrender Value, or Account
Value as applicable. The Tax Charge currently ranges up to 3.5%. We may assess a charge against the Sub-accounts and the MVA Options equal to any taxes which may be imposed upon the Separate Accounts. "Surrender Value" refers to the Account Value (which includes the effect of any MVA) less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits and any Annual Maintenance Fee.

We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you may pay under the Annuity. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account.

In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Annuity.

TOTAL INSURANCE CHARGE: The Total Insurance Charge is comprised of two component charges - the Account Value Based Insurance Charge and the Premium Based Insurance Charge as described below.

   . ACCOUNT VALUE BASED INSURANCE CHARGE - is charged daily based on the annualized rate shown in the "Summary of Contract Fees and Charges." The charge is assessed daily as a percentage of the net assets of the Sub-accounts.

   . PREMIUM BASED INSURANCE CHARGE - is calculated and charged on each Quarterly Annuity Anniversary and is determined by multiplying the "Charge Basis" (described below) as of the Valuation Day immediately prior to the Quarterly Annuity Anniversary on which the charge is processed by the Premium Based Insurance Charge rate shown in the "Summary of Contract Fees and Charges." The charge is deducted pro rata from the Sub-accounts in which you maintain Account Value on the date the charge is due.

The Total Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under each Annuity and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge covers the mortality and expense risk and administration charges. Furthermore, the charge also compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and Prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs.

For the Premium Based Insurance Charge, the Charge Basis is initially equal to the sum of all Purchase Payments on the Issue Date of the Annuity. The Charge Basis increases by the amount of any additional Purchase Payment. The Charge Basis may be reduced if you make a withdrawal. When we calculate the Charge Basis, we do not deduct any applicable fees, taxes or charges from the Purchase Payment.

The Charge Basis is reduced by the withdrawal amount less any positive growth in the Annuity, where growth is calculated by taking the Account Value immediately prior to the withdrawal and subtracting the Charge Basis. In no case will the growth be less than zero. If the withdrawal amount is less than the growth in the Annuity, then the Charge Basis will not be reduced.

EXAMPLES OF THE CHARGE BASIS

   . EXAMPLE 1: Assume you make an initial Purchase Payment of $75,000. Assume you make an additional Purchase Payment of $25,000 in the second Annuity Year. Your new Charge Basis will be $100,000 ($75,000 + $25,000 = $100,000).

   . EXAMPLE 2: Assume your Charge Basis is $125,000 and your Account Value is $150,000. You decide to take a partial withdrawal of $30,000. We will reduce your Charge Basis by $5,000 (Account Value of $150,000 - Charge Basis of $125,000 = $25,000; then, the partial withdrawal amount of $30,000 - $25,000 = $5,000.00) to equal your new Charge Basis of $120,000.


   . EXAMPLE 3: Assume your Charge Basis is $100,000 and your Account Value is $90,000. You decide to take a partial withdrawal of $25,000. We will reduce your Account Value and Charge Basis by $25,000. In this example, the Account Value is less than the Charge Basis, which means that there has been a decrease in your Account Value due to negative performance of the investment options. As a result of the partial withdrawal, your new Charge Basis is $75,000.


A Premium Based Insurance Charge is not deducted: (a) on or after the Annuity Date; (b) if a Death Benefit has been determined under the Annuity (unless Spousal Continuation occurs); or (c) in the event of a full surrender of the Annuity (unless the full surrender occurs on a Quarterly Annuity Anniversary, in which case we will deduct the charge prior to terminating the Annuity). If the Quarterly Annuity Anniversary is not on a Valuation Day, we will deduct the Premium Based Insurance Charge on the next Valuation Day.


The Premium Based Insurance Charges will continue to be deducted if you elected the Tax Efficient Annuity Benefit Payout Option. It will be deducted until the surrender or termination of the Annuity.


We will take the Premium Based Insurance Charge pro rata from each of the Sub-accounts every quarter. If the value of those Sub-accounts is not sufficient to cover the charge, we will take any remaining portion of the charge from the DCA MVA Options. For purposes of deducting the charge from the DCA MVA Options (a) with respect to DCA MVA Options with different amounts of time remaining until maturity, we will take the withdrawal from the DCA MVA Option with the shortest remaining duration, followed by the DCA MVA Option with the next-shortest remaining duration (if needed to pay the charge) and so forth (b) with respect to multiple DCA MVA Options that have the same duration remaining until maturity, we take the charge first from the DCA MVA Option with the shortest overall Guarantee Period and (c) with respect to multiple DCA MVA Options that have the same Guarantee Period length and duration remaining until the end of the Guarantee Period, we take the charge pro rata from each such DCA MVA Option. In this Prospectus, we refer to the preceding hierarchy as the "DCA MVA Option Hierarchy." We will only deduct that portion of the Premium Based Insurance Charge that does not reduce the Unadjusted Account Value below the lesser of $500 or 5% of the sum of the Purchase Payments allocated to the Annuity (which we refer to here as the "floor"). However, if a Premium Based Insurance Charge is deducted on the same day that a withdrawal is taken, it is possible that the deduction of the charge will cause the Unadjusted Account Value to fall below the immediately-referenced Account Value "floor." The Premium Based Charge is not considered a withdrawal for any purpose, including determination of free withdrawals, or CDSC.

OPTIONAL RETURN OF PURCHASE PAYMENTS DEATH BENEFIT CHARGE: If you elect to purchase the optional death benefit, we will deduct an additional charge. The additional charge for the optional Return of Purchase Payments Death Benefit is comprised of an Account Value based charge assessed daily and a premium based charge assessed quarterly. See the section of the Prospectus entitled, "Summary of Contract Fees and Charges."

FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply. These fees and expenses are assessed against each portfolio's net assets, and reflected daily by each portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the summary Prospectuses and Prospectuses for the portfolios, which can be obtained by calling 1-888-PRU-2888.

DCA MVA OPTION CHARGES

No specific fees or expenses are deducted when determining the rates we credit to a DCA MVA Option. However, for some of the same reasons that we deduct the Total Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a DCA MVA Option.

ANNUITY PAYMENT OPTION CHARGES

If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Unadjusted Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.


TAX EFFICIENT ANNUITY BENEFIT PAYOUT OPTION CHARGES

We also offer a variable payment option. Please see the "Annuity Options" section of this Prospectus for details on the Tax Efficient Annuity Benefit Payout Option. All fees and charges described above will continue to apply if you elect this payout option, and will continue to apply even after you begin receiving payments. Some broker-dealer firms may not make available or recommend the Tax Efficient Annuity Benefit Payout Option to you. If the Tax Efficient Annuity Benefit Payout Option is not part of your Annuity contract, you will not be able to elect it. Please speak to your Financial Professional for further details.


EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC (B Series only) or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the Total Insurance Charge that is deducted

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as an administration charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

REQUIREMENTS FOR PURCHASING THE ANNUITY

WE MAY APPLY CERTAIN LIMITATIONS, RESTRICTIONS, AND/OR UNDERWRITING STANDARDS AS A CONDITION OF OUR ISSUANCE OF AN ANNUITY AND/OR ACCEPTANCE OF PURCHASE PAYMENTS. THE CURRENT LIMITATIONS, RESTRICTIONS AND STANDARDS ARE DESCRIBED BELOW. WE MAY CHANGE THESE LIMITATIONS, RESTRICTIONS AND STANDARDS IN THE FUTURE.

INITIAL PURCHASE PAYMENT: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered Additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment of $10,000 for both Annuities. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1,000,000 threshold. We may limit additional Purchase Payments under other circumstances, as explained in "Additional Purchase Payments," below.

Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life by wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options.

SPECULATIVE INVESTING: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.


Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant. You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor's death under (S) 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary (ies) as described in the "Death Benefits" section of this prospectus. See the "Death Benefits" section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.


                                      24

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Additionally, we will not permit election of any optional death benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that may elect to use our Annuity as a funding vehicle.


AGE RESTRICTIONS: Unless we agree otherwise and subject to our rules, in order to issue the annuity, we must receive the application, in Good Order, before the oldest of the Owner(s) and Annuitant(s) turns 86 years old. If the optional Return of Purchase Payments Death Benefit is elected, we must receive the application in Good Order before the oldest of the Owner(s) and Annuitant(s) turns 80 years old. If you purchase a Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. The availability of protection of certain optional benefits may vary based on the age of the oldest Owner (or Annuitant, if entity owned) on the Issue Date of the Annuity. In addition, the broker-dealer firm through which you are purchasing an Annuity may impose a younger maximum issue age than what is described above - check with the broker-dealer firm for details. The "Annuitant" refers to the natural person upon whose life annuity payments payable to the Owner are based.

ADDITIONAL PURCHASE PAYMENTS: If allowed by applicable state law, currently you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer ("EFT") purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. You may make additional Purchase Payments, unless the Annuity is held as a Beneficiary Annuity, at any time before the earlier of the Annuity Date and (i) for Annuities that are not entity-owned, the oldest Owner's 86/th/ birthday or (ii) for entity-owned Annuities, the Annuitant's 86/th/ birthday. However, Purchase Payments are not permitted after the Account Value is reduced to zero.


Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding any Sub-accounts to which you may not choose to allocate Account Value. We will accept additional Purchase Payments up to and including the day prior to the later of (a) the oldest Owner's 86/th/ birthday (the Annuitant's 86/th/ birthday, if the Annuity is owned by an entity), or (b) the first anniversary of the Issue Date, unless otherwise required by applicable law or regulation to maintain the tax status of the Annuity.

WE RESERVE THE RIGHT TO LIMIT, SUSPEND OR REJECT ANY ADDITIONAL PURCHASE PAYMENT AT ANY TIME, BUT WOULD DO SO ONLY ON A NON-DISCRIMINATORY BASIS.

When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future. Depending on the tax status of your Annuity (e.g., if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see "Tax Considerations" for additional information on these contribution limits.

If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your Annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.


Additional Purchase Payments may also be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1,000,000.00, as described in more detail in the "Initial Purchase Payment" section above.


DESIGNATION OF OWNER, ANNUITANT, AND BENEFICIARY

OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if both Owners instruct us in a written form that we find acceptable to allow one Owner to act independently on behalf of both Owners we will permit one Owner to do so. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the "Glossary of Terms" for a complete description of the term "Owner." Prior to

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

       Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).

   . Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more "Contingent Annuitants" with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required distributions.

   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary's relationship to you. If you use a class designation in lieu of designating individuals (e.g. "surviving children"), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term "Successor" is used. If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner, unless you elect an alternative Beneficiary designation.


Your right to make certain designations may be limited if you elect the Tax Efficient Annuity Benefit Payout Option (only available for non-qualified annuities - please see the "Annuity Options" section of this Prospectus) or if your Annuity is to be used as an IRA, Beneficiary Annuity or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.


"BENEFICIARY" ANNUITY

You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent's account into one of the Annuities described in this Prospectus and receive distributions that are required by the tax laws.

Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590. We do not assess a CDSC (if applicable) on distributions from your Annuity if you are required by law to take such distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate and is paid out through a program of systematic withdrawals that we make available.

For IRAs and Roth IRAs, distributions must begin by December 31/st/ of the year following the year of the decedent's death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2. However, if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in "Tax Considerations".


For nonqualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to Beneficiaries of a nonqualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in "Tax Considerations".


You may take withdrawals in excess of your required distributions, however such withdrawals may be subject to the Contingent Deferred Sales Charge. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Total Insurance Charge and the Annual Maintenance Fee.

The Annuity provides a basic Death Benefit upon death, and you may name "successors" who may receive the Death Benefit as a lump sum. Please note the following additional limitations for a Beneficiary Annuity:

..   No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.

..   You may not elect the optional Return of Purchase Payments Death Benefit.

..   You may not annuitize the Annuity; no annuity options are available.

..   You may participate only in the following programs: Automatic Rebalancing,
    Dollar Cost Averaging (but not the 6 or 12 Month DCA Program), or Systematic Withdrawals.

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

..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.

..   If the Annuity is funded by means of transfer from another Beneficiary
    Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.


..   The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and
    (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30/th/ of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request. If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.


..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.

.. If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.

RIGHT TO CANCEL

You may cancel (or "Free Look") your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of the Annuity by mail is effective on being postmarked, properly addressed and postage prepaid.

Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or tax charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal and state income tax withholding. However, where we are required by applicable law to return Purchase Payments, we will return the greater of Account Value and Purchase Payments.

In addition, when you allocate Account Value to any DCA MVA Option and you take a withdrawal, a Market Value Adjustment may be assessed, which could be positive or negative. When an MVA is assessed, a Liquidity Factor of 0.25% is applied and will reduce the amount being withdrawn from the DCA MVA Option. If you decide to Free Look your Annuity, an MVA may be assessed (except in Return of Purchase Payment states), but we would not apply the Liquidity Factor of 0.25%. As a result, the amount of your refund may be reduced by an MVA, but will not be reduced by the Liquidity Factor.

SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT

You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. Investment restrictions will apply if you elect optional benefits. No additional Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.

SALARY REDUCTION PROGRAMS

These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are not directed to the DCA MVA Options .

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                             MANAGING YOUR ANNUITY

CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS


In general you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order which will be effective upon receipt at our Service Office. However if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. In addition, if you elect the Tax Efficient Annuity Benefit Payout Option as described later in this Prospectus, and begin payments under that option, you will not be able to change the Owner(s) or the Annuitant (if entity owned) of the Annuity.


As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Office. Some of the changes we will not accept include, but are not limited to:

..   a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;

..   a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;

..   a new Annuitant prior to the Annuity Date if the Owner is an entity;

..   a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;

..   any permissible designation change if the change request is received at our
    Service Office after the Annuity Date;


..   A new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

..   a new Annuitant for an Annuity issued to a grantor trust where the new
    Annuitant is not the oldest grantor of the trust.

In general, you may change the Owner, Annuitant and Beneficiary designations as indicated above, and also may assign the Annuity. WE WILL ALLOW CHANGES OF OWNERSHIP AND/OR ASSIGNMENTS ONLY IF THE ANNUITY IS HELD EXCLUSIVELY FOR THE BENEFIT OF THE ANNUITANT OR CONTINGENT ANNUITANT. WE ACCEPT ASSIGNMENTS OF NONQUALIFIED ANNUITIES ONLY.


WE RESERVE THE RIGHT TO REJECT ANY PROPOSED CHANGE OF OWNER, ANNUITANT, OR BENEFICIARY, AS WELL AS ANY PROPOSED ASSIGNMENT OF THE ANNUITY.

We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

..   a company(ies) that issues or manages viatical or structured settlements;

..   an institutional investment company;

..   an Owner with no insurable relationship to the Annuitant or Contingent
    Annuitant (a "Stranger-Owned Annuity" or "STOA"); or

..   a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

WE WILL IMPLEMENT THIS RIGHT ON A NON-DISCRIMINATORY BASIS AND TO THE EXTENT ALLOWED BY STATE LAW, BUT ARE NOT OBLIGATED TO PROCESS YOUR REQUEST WITHIN ANY PARTICULAR TIMEFRAME. There are restrictions on designation changes when you have elected certain optional benefits.


DEATH BENEFIT SUSPENSION UPON CHANGE OF OWNER OR ANNUITANT. If there is a change of Owner or Annuitant and you have elected the Return of Purchase Payments Death Benefit, the change may affect the amount of the Death Benefit. See "Death Benefits" later in the prospectus for additional details.


SPOUSAL DESIGNATIONS


If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner unless you designate a different Beneficiary. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the Owner and the non-Owner ex-spouse. The non-Owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Depending upon the method used for the division of the Annuity, the CDSC may be applied to the existing or new Annuity. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.

Prior to a recent Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in UNITED STATES V. WINDSOR, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The WINDSOR decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (the "Code") are now available to a same sex spouse.


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On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. If a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.

Currently, a case is pending with the U.S. Supreme Court that may address several unanswered questions regarding the application of federal and state tax law to same sex marriages, civil unions and domestic partnerships. Absent further guidance from a state to the contrary, we will tax report and withhold at the state level consistent with the characterization of a given transaction under federal law (for example, a tax free rollover).

Please see "Tax Considerations" for more information. Please consult with your tax or legal adviser for more information.


CONTINGENT ANNUITANT

Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account").

Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to continue the Annuity, the Death Benefit payable will equal the Death Benefit described in the spousal continuation section of the Death Benefits section of this Prospectus. See "Spousal Continuation of Annuity" in "Death Benefits" for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.

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                          MANAGING YOUR ACCOUNT VALUE

There are several programs we administer to help you manage your Account Value. We describe our current programs in this section.

DOLLAR COST AVERAGING PROGRAMS

We offer Dollar Cost Averaging Programs during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from your Sub-accounts (if you make no selection, we will effect transfers on a monthly basis). In addition, you may elect the 6 or 12 Month DCA Program described below.

There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market.

6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE "6 OR 12 MONTH DCA PROGRAM")

The 6 or 12 Month DCA Program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. The 6 or 12 Month DCA Program may not be available in all states or with certain benefits or programs. The DCA MVA Options may not be available in all states.

CRITERIA FOR PARTICIPATING IN THE PROGRAM

..   If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not electively allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.

..   You may only allocate Purchase Payments to the DCA MVA Options. You may not
    transfer Account Value into this program. To institute a program, you must allocate at least $2,000 to the DCA MVA Options.

..   As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether you want 6 or 12 monthly transfers under the program. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA MVA Options by the number of months. For example, if you allocated $6,000, and selected a 6 month DCA Program, we would transfer $1,000 each month (with the interest earned added to the last payment). We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA MVA Options is reduced. In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA MVA Option (including any interest) by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA MVA Option on the next scheduled transfer and terminate the program.

..   We impose no fee for your participation in the 6 or 12 Month DCA Program.

..   You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA MVA Options according to your instructions, subject to any applicable MVA. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA MVA Options on a pro rata basis to the Sub-accounts in which you are invested currently, excluding any Sub-accounts to which you are not permitted to choose to allocate or transfer Account Value. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account, unless restricted due to benefit election.

..   We credit interest to amounts held within the DCA MVA Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA MVA Option has been transferred out; (b) the date the entire amount in the DCA MVA Option is withdrawn; (c) the date as of which any Death Benefit payable is determined, unless the Annuity is continued by a spouse Beneficiary (in which case we continue to credit interest under the program); or (d) the Annuity Date.

..   The interest rate earned in a DCA MVA Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new Purchase Payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the dollar amount of interest you receive will decrease as amounts are systematically transferred from the DCA MVA Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.

DETAILS REGARDING PROGRAM TRANSFERS

..   Transfers made under this program are not subject to any MVA.

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..   Any partial withdrawals, transfers, or fees deducted from the DCA MVA
    Options will reduce the amount in the DCA MVA Options. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA MVA Options associated with that program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 Month Program.

..   6 or 12 Month DCA transfers will begin on the date the DCA MVA Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred. We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.

..   The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the program.

..   We will make transfers under the 6 or 12 month DCA Program to the
    Sub-accounts that you specified upon your election of the Program.

..   If you are participating in one of our automated withdrawal programs (e.g.,
    Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA MVA Options.


..   If you elect the Tax Efficient Annuity Benefit Payout Option, your annuity payments may be deducted from your DCA MVA Options if there is not enough Account Value in your elected Sub-accounts to process a payment.


AUTOMATIC REBALANCING PROGRAMS

During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. The "Accumulation Period" refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you choose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS

Unless you direct us otherwise, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. IF YOUR FINANCIAL PROFESSIONAL HAS THIS AUTHORITY, WE DEEM THAT ALL SUCH TRANSACTIONS THAT ARE DIRECTED BY YOUR FINANCIAL PROFESSIONAL WITH RESPECT TO YOUR ANNUITY HAVE BEEN AUTHORIZED BY YOU. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such Financial Professional. We will notify you and your Financial Professional if we implement any such restrictions or prohibitions.

PLEASE NOTE: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled "Restrictions on Transfers Between Investment Options." We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your Financial Professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on his or her own behalf, except as otherwise described in this Prospectus.

RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS

During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.

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Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the 6 or 12 Month DCA Program, another dollar cost averaging program or an asset rebalancing program. The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a program.


Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a "writing";
(ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer; and (iii) do not count any transfer that solely involves the Sub-account corresponding to the AST Money Market Sub-account, or any transfer that involves one of our systematic programs, such as automated withdrawals.

Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a portfolio manager to manage a portfolio's investments. Frequent transfers may cause the portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the portfolios; or (b) we are informed by a portfolio (e.g., by the portfolio's portfolio manager) that the purchase or redemption of shares in the portfolio must be restricted because the portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

   . With respect to each Sub-account (other than the AST Money Market Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automatic rebalancing; (ii) do not count any transfer that solely involves the AST Money Market Sub-account; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

   . We reserve the right to effect transfers on a delayed basis for all Annuities in accordance with our rules regarding frequent transfers. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying portfolio (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the Financial Professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional) and will not waive a transfer restriction for any Owner.

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ALTHOUGH OUR TRANSFER RESTRICTIONS ARE DESIGNED TO PREVENT EXCESSIVE TRANSFERS,
THEY ARE NOT CAPABLE OF PREVENTING EVERY POTENTIAL OCCURRENCE OF EXCESSIVE TRANSFER ACTIVITY. The portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter or its transfer agent that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner's TIN number), and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the portfolio. In addition, you should be aware that some portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.


A portfolio also may assess a short-term trading fee (also referred to as "redemption fee") in connection with a transfer out of the Sub-account investing in that portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no portfolio has adopted a short-term trading fee.


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                            ACCESS TO ACCOUNT VALUE

TYPES OF DISTRIBUTIONS AVAILABLE TO YOU

During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and we may impose an MVA. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently as permitted, partial withdrawals are taken pro rata (i.e. "pro rata" meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.


TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES


PRIOR TO ANNUITIZATION

For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any "gain" in your Annuity and second as a return of your "cost basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax adviser for advice before requesting a distribution.

DURING THE ANNUITIZATION PERIOD


During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer. Please also see the section titled "Tax Considerations" for a discussion regarding the tax treatment of payments under the Tax Efficient Annuity Benefit Payout Option.

There may also be tax implications on distributions from qualified Annuities. See "Tax Considerations" for information about qualified Annuities and for additional information about nonqualified Annuities.


FREE WITHDRAWAL AMOUNTS (B SERIES ONLY)

The Free Withdrawal amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC. The Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are currently subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

   . The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity.

   . You can also make partial withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.


   . If you elect the Tax Efficient Annuity Benefit Payout Option, any annuity payment or partial withdrawal taken in an Annuity Year that is above the Free Withdrawal Amount in the same Annuity Year, will be subject to any applicable CDSC.


EXAMPLE . This example assumes that no withdrawals have previously been taken.


On January 3/rd/, to purchase your Annuity, you make an initial Purchase Payment of $20,000.

On January 3/rd/ of the following calendar year, you make a subsequent Purchase Payment to your Annuity of $10,000.

   . Because in Annuity Year 1 your initial Purchase Payment of $20,000 is still within the CDSC schedule (see "Annuity Owner Transaction Expenses"), your Free Withdrawal amount in Annuity Year 1 equals $20,000 X 0.10, or $2,000.

   . Because in Annuity Year 2 both your initial Purchase Payment of $20,000 and your subsequent Purchase Payment of $10,000 are still within the CDSC schedule (see "Annuity Owner Transaction Expenses"), your Free Withdrawal amount in Annuity Year 2 equals $20,000 X 0.10, plus $10,000 X 0.10, or $2,000 + $1,000 for a total of $3,000.

To determine if a CDSC applies to partial withdrawals, we first determine if you have previously withdrawn all Purchase Payments. If so, no CDSC applies. If you have not previously withdrawn all Purchase Payments, we:


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1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.


2. Next determine what, if any, remaining amounts are in excess of the Free Withdrawal amount. These amounts will be treated as withdrawals of Purchase Payments, as described in "Fees, Charges and Deductions - Contingent Deferred Sales Charge ("CDSC")" earlier in this Prospectus. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis.

3. Withdraw any remaining amounts from any other Account Value (including gains). These amounts are not subject to the CDSC.


Your withdrawal will include the amount of any applicable CDSC. You can request a partial withdrawal as either a "gross" or "net" withdrawal. In a "gross" withdrawal, you request a specific withdrawal amount, with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. Therefore, you may receive less than the dollar amount you specify. In a "net" withdrawal, you request a withdrawal for an exact dollar amount, with the understanding that any applicable deduction for CDSC or tax withholding is taken from your remaining Unadjusted Account Value. Therefore, a larger amount may be deducted from your Unadjusted Account Value than the amount you specify. No matter how you specify the withdrawal, any MVA will not be applied to the amount you receive, but instead will be applied to your Unadjusted Account Value. If you do not provide instruction on how you want the withdrawal processed, we will process the withdrawal as a gross withdrawal. We will deduct the partial withdrawal from your Unadjusted Account Value in accordance with your instructions. For purposes of calculating the applicable portion to deduct from the DCA MVA Options, the Unadjusted Account Value in all your DCA MVA Options is deemed to be in one Investment Option. If you provide no instructions, then (a) we will take the withdrawal from your Sub-accounts and DCA MVA Options in the same proportion that each such Investment Option represents to your total Unadjusted Account Value; (b) with respect to DCA MVA Options with different amounts of time remaining until maturity, we take the withdrawal from the DCA MVA Option with the shortest remaining duration, followed by the DCA MVA Option with the next-shortest remaining duration (if needed to satisfy the withdrawal request) and so forth; (c) with respect to multiple DCA MVA Options that have the same duration remaining until maturity, we take the withdrawal first from the DCA MVA Option with the shortest overall Guarantee Period and (d) with respect to multiple DCA MVA Options that have both the same Guarantee Period length and duration remaining until the end of the Guarantee Period, we take the withdrawal pro rata from each such DCA MVA Option.

SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD

Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.

You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Internal Revenue Code or Required Minimum Distributions.


You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. If you elect the Tax Efficient Annuity Benefit Payout Option, any systematic withdrawal program in effect on the Benefit Valuation Date will terminate. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.


Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts or certain MVA Options. Please note that systematic withdrawals may be subject to any applicable CDSC and/or an MVA. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.

We will withdraw systematic withdrawals from the Investment Options you have designated (your "designated Investment Options"). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. "Pro rata" means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.

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SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(T)/72(Q) OF THE INTERNAL REVENUE CODE


If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For Annuities issued as nonqualified annuities, the Code may provide a similar exemption from penalty under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) may be subject to a CDSC (except that no CDSC applies to the C Series) and/or an MVA. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.


You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

Please note that if a withdrawal under Sections 72(t) or 72(q) was scheduled to be effected between the last Valuation Day prior to December 25/th/ and December 31/st/ of a given year, then we will implement the withdrawal on the last Valuation Day prior to December 25/th/ of that year.


If you are receiving systematic withdrawals under Section 72(q), you will need to cancel your existing systematic withdrawal program before electing the Tax Efficient Annuity Benefit Payout Option. As a result of cancelling your
Section 72(q) systematic withdrawal program, you may incur adverse tax consequences. Please consult with your tax advisor prior to cancelling this program and electing the Tax Efficient Annuity Payout Option.


REQUIRED MINIMUM DISTRIBUTIONS

Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC (if applicable) or an MVA on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) or an MVA may be assessed on that portion of a systematic withdrawal that is taken to satisfy the Required Minimum Distribution rules in relation to other savings or investment plans under other qualified retirement plans.

The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code.

In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.

Please note that if a Required Minimum Distribution was scheduled to be effected between the last Valuation Day prior to December 25/th /and
December 31/st/ of a given year, then we will implement the Required Minimum Distribution on the last Valuation Day prior to December 25/th/ of that year.

No withdrawal taken as a Required Minimum Distribution for your Annuity under a program that we administer is subject to an MVA.

See "Tax Considerations" for a further discussion of Required Minimum Distributions.

                                  SURRENDERS

SURRENDER VALUE

During the Accumulation Period you can surrender your Annuity at any time, and will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value (which includes the effect of any MVA) less any applicable CDSC, any applicable tax charges, and any Annual Maintenance Fee.


We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. We will not allow you to take any withdrawals that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See "Annuity Options" later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.


MEDICALLY-RELATED SURRENDERS

Where permitted by law, you may request to surrender all or part of your B Series Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below (a "Medically-Related Surrender"). The requirements of such a surrender and waiver may vary by state. The CDSC and this waiver are not applicable to the C Series.


If you request a full surrender, the amount payable will be your Account Value as of the date we receive, in Good Order, your request to surrender your Annuity. Any applicable MVA will apply to a Medically-Related Surrender. Although a CDSC will not apply to qualifying Medically-Related Surrenders, please be aware that a withdrawal from the Annuity before you have reached age 59 1/2 may be subject to a 10% tax penalty and other tax consequences - see "Tax Considerations" later in this Prospectus.


This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:

   . If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a Medically-Related Surrender;

   . If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;

   . If the Owner is one or more natural persons, all such Owners must also be alive at such time;

   . We must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and

   .   no additional Purchase Payments can be made to the Annuity.

We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A "Contingency Event" occurs if the Owner (or Annuitant if entity-owned) is:

..   first confined in a "Medical Care Facility" after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Office; or

..   first diagnosed as having a "Fatal Illness" after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.

"Fatal Illness" means a condition (a) diagnosed by a licensed physician; and
(b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. "Medical Care Facility" means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically necessary in-patient care, which is
(a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and
(d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records. This waiver is not currently available in California and Massachusetts.

                                ANNUITY OPTIONS


Annuitization involves converting your Unadjusted Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option. We currently make annuity options available that provide fixed and variable annuity payments. Our variable annuity payment option described below under "Tax Efficient Annuity Benefit Payout Option" is only available on non-qualified annuities. Fixed annuity payments provide the same amount with each payment. Variable annuity payments provide you with variable payments based on your Account Value, which is subject to fluctuation based upon market performance, any partial withdrawals taken and applicable fees and charges. You must annuitize your entire Account Value; partial annuitizations are not allowed.

You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95/th/ birthday of the oldest of any Owner and Annuitant whichever occurs first ("Latest Annuity Date") and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years). You may change your choices before the Annuity Date.


If needed, we will require proof in Good Order of the Annuitant's age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.

If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Unadjusted Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Unadjusted Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.


Once fixed annuity payments begin, you will no longer receive the Death Benefits described below. If you elect the Tax Efficient Annuity Benefit Payout Option, the Death Benefits described below would still apply to your Annuity. See the "Death Benefits" section of this Prospectus.

Please note that you may not annuitize under one of the Fixed Annuity Options within the first three Annuity Years (except as otherwise specified by applicable law). If you elected the Tax Efficient Annuity Benefit Payout Option, you could begin receiving annuity payments immediately after your Annuity is issued subject to certain conditions as described in the "Tax Efficient Annuity Benefit Payout Option" section below.


For Beneficiary Annuities, no annuity payments are available and all references to Annuity Date are not applicable.


FIXED ANNUITY OPTIONS


OPTION 1


ANNUITY PAYMENTS FOR A PERIOD CERTAIN: Under this option, we will make equal payments for the period chosen (the "period certain"), up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies during the income phase, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.


OPTION 2


LIFE INCOME ANNUITY OPTION WITH A PERIOD CERTAIN: Under this option, income is payable monthly, quarterly, semiannually, or annually for the period certain, subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant's life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.


OTHER ANNUITY OPTIONS WE MAY MAKE AVAILABLE

At the Annuity Date, we may make available other annuity options not described above. However, Options 1 and 2 above will always remain available. The additional options we currently offer are:

..   Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

..   Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.

..   Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. If the Annuitants' joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.

We reserve the right to cease offering any of these Other Annuity Options. If we do so, we will amend this Prospectus to reflect the change. We reserve the right to make available other annuity options.


TAX EFFICIENT ANNUITY BENEFIT PAYOUT OPTION

THIS OPTION IS ONLY AVAILABLE WITH NON-QUALIFIED ANNUITIES.

The Tax Efficient Annuity Benefit Payout Option is available to contract owners who purchased the Annuity in states where this option has been approved and who have submitted an application dated on or after April 27, 2015. If you purchased this Annuity prior to April 27, 2015, the Tax Efficient Annuity Benefit Payout Option is not available to you.

In addition, some broker-dealer firms may not make available or recommend the Tax Efficient Annuity Benefit Payout Option to you. If the Tax Efficient Annuity Benefit Payout Option is not part of your Annuity contract, you will not be able to elect it. Please speak to your Financial Professional for further details.

The Tax Efficient Annuity Benefit Payout Option is an alternate annuity payout option providing variable payments for a certain period of time. This payout option is an alternative to the other annuity options offered under your Annuity and described in this section of the Prospectus.

The payment amount that is calculated under this option will be based on your Account Value on the same calculation date each year. If this payout option is elected, you will still have access to your Account Value in the form of partial withdrawals and full surrender rights and are allowed to make transfers among your selected investment options. YOUR TAX EFFICIENT ANNUITY PAYMENTS ARE SUBJECT TO ANY APPLICABLE CDSC. PLEASE NOTE THAT SINCE YOUR PAYMENT AMOUNT IS RECALCULATED EACH YEAR BASED ON YOUR ACCOUNT VALUE, YOUR PAYMENTS WILL INCREASE OR DECREASE BASED ON THE PERFORMANCE OF YOUR UNDERLYING SUB-ACCOUNTS.

The Tax Efficient Annuity Benefit Payout Option may be appropriate for Owners of non-qualified Annuities that will be taking income from the Annuity and who wish to spread out their taxable income over a period of time. Under this option, the taxable income is spread out over a period of time as each payment represents a combination of both investment gain and cost basis. Also, this option may be more appropriate for those Owners who wish to retain access to their Account Value through partial withdrawals or full surrender, and who also have a need for a death benefit to be payable to his/her beneficiaries. Before electing this option, please consult with your Financial Professional and your tax advisor to determine if this option best suits your retirement and income needs. Please also see the "Tax Considerations" section of this Prospectus for additional information on the Tax Efficient Annuity Payout Option.

ELIGIBILITY FOR THE TAX EFFICIENT ANNUITY BENEFIT PAYOUT OPTION

Under the Tax Efficient Annuity Benefit Payout Option, you may elect to receive annuity payments at any time after your Annuity is issued subject to certain restrictions listed below. The annuity payment is calculated on the Benefit Valuation Date and each subsequent anniversary of the Benefit Valuation Date as described below.

To elect this option, you must meet the following requirements:

       1. Your Annuity is non-qualified;

       2. You submitted an election form for the payout option to us in Good Order;

       3. You meet the age requirements described below;

       4. Based on the payment frequency you choose, your periodic annuity payment amount must be equal to, or greater than, $100;

    5. All reported Internal Revenue Code Section 1035 exchanges must have been received into the Annuity;

    6. There must be investment gain in your Annuity and cost basis must be received for all Purchase Payments; and

    7. You have not already elected another annuity payout option under your Annuity as described above under "Fixed Annuity Options."

When completing the election form, you must indicate the payment period, which is the length of time in years that you elect for which the annuity payments will be made (i.e., 10 years, 15 years), the day of the month on which payments will be made (i.e., 1/st/, 2/nd/, 15/th/), and the frequency of your annuity payments (monthly, quarterly, semiannual or annual basis). Please note that the day of the month that you elect is limited to the 1/st/ through the 28/th/ day. On and after the Benefit Valuation Date, the payment frequency and day of the month cannot be changed.

At the time of your election, you will need to elect to receive annuity payments on a Single Applicable Life or Joint Applicable Lives basis. We use the age of the Applicable Life (Lives) to determine the minimum and maximum payment periods. The minimum payment period is 10 years and the maximum payment period may not exceed 100 years minus the age in years of the Single Applicable Life or the age in years of the younger of the Joint Applicable Lives on the Benefit Valuation Date. The Single Applicable Life, or both Joint Applicable Lives, must be at least age 59 1/2 but not more than 90 years old on the Benefit Valuation Date. Please see the table below entitled "Ownership Requirements."

OWNERSHIP REQUIREMENTS



                 Single       Joint     Age on Benefit
                Applicable  Applicable    Valuation           Maximum
Ownership         Life        Lives         Date          Payment Period            Examples
---------       ----------- ----------  --------------  -------------------- ------------------------

Natural Person/ Owner        N/A        At least        100 years minus      Age of Owner is 62.
Single Owner                            59 1/2 but      the age in years of  100 years minus 62 is
                                        not older       the Single           38. The maximum
                                        than age 90     Applicable Life      payment period in this
                                                        (Owner) on the       example would be 38
                                                        Benefit Valuation    years.
                                                        Date

Entity Owned    Annuitant    N/A        At least        100 years minus      Age of Annuitant is 74.
                                        59 1/2 but      the age in years of  100 years minus 74 is
                                        not older       the Single           26. The maximum
                                        than age 90     Applicable Life      payment period in this
                                                        (Annuitant) on the   example would be 26
                                                        Benefit Valuation    years.
                                                        Date

Jointly Owned   If both      Both       Both            100 years minus      First Owner is 75 and
                Owners       Owners     Owners          the age in years of  Joint Owner is 65.
                consent,                must be at      the younger of the   100 years minus 65 is
                one Owner               least 59 1/2    Joint Applicable     35. The maximum
                can be the              but not         Lives on the         payment period in this
                Single                  older than      Benefit Valuation    example would be 35
                Applicable              age 90          Date                 years.
                Life



HOW DOES THE TAX EFFICIENT ANNUITY BENEFIT PAYOUT OPTION WORK?

Once we receive your request in Good Order to begin Tax Efficient Annuity Payments, we will begin to set up your payment schedule as you selected. When we receive your request, we will also set up your Benefit Valuation Date, which is 30 days following the date we receive your election request to begin payments under this option in Good Order. The Benefit Valuation Date is treated the same as the Annuity Date. As of the close of business on the Benefit Valuation Date (or the next Valuation Date, if the Benefit Valuation Date does not fall on a Valuation Day), we will calculate your initial Tax Efficient Annuity Amount and the restrictions described below will be put in place on your Annuity.

Example:

   . On March 1st, we receive your request to elect the Tax Efficient Annuity Benefit Payout Option.

   . You have requested to receive your annuity payments on a monthly basis and would like your payments on the 15/th/ of every month.

   . On March 1/st/, we also received all of your transfer of asset paperwork, your cost basis is complete, all Purchase Payments are received and you have investment gain in your Annuity.

   . Your Benefit Valuation Date will be March 31/st/ (30 days following the date we received your request in Good Order).

   . Your Benefit Commencement Date will be April 15/th/, which will be the date of your first annuity payment.

   .   Your next annuity payment will be on May 15/th/.

On or after the Benefit Valuation Date, you may not:

   .   Cancel your election to receive Tax Efficient Annuity Payments;

   . Make any additional Purchase Payments to the Annuity. As a result, the DCA MVA Program will no longer be available for new allocations;

   .   Change the Owner(s) or Annuitant;

   .   Assign the Annuity;

   . Change the frequency at which annuity payments are made, or the day of the month on which Tax Efficient Annuity Payments are made;

   . Skip, cancel, accelerate, defer or modify the amount of any Tax Efficient Annuity Payment;

   .   Process an Internal Revenue Code Section 1035 exchange out of the
       Annuity; or

   .   Elect to begin any other form of annuity payments under the Annuity.

CALCULATION OF THE TAX EFFICIENT ANNUITY PAYMENT AMOUNT

On the Benefit Valuation Date, we will calculate your initial annuity payment. We do this by dividing your Account Value on the Benefit Valuation Date by the total number of periodic payments in your selected payment period (i.e., if payment frequency is annual, then 10 payments over 10 years; if payment frequency is monthly, then 120 payments over 10 years). On each anniversary of the Benefit Valuation Date (or the next Valuation Day if the anniversary of the Benefit Valuation Date is not a Valuation Day) we do the following:

       1. Subtract the number of periodic payments made in the prior Benefit Year from the number of periodic payments remaining in the payment period as of the prior Benefit Valuation Date anniversary (as of the Benefit Valuation Date, if this calculation is being made on the first anniversary of the Benefit Valuation Date); and

       2. Calculate the amount of the periodic Tax Efficient Annuity Payments to be made during the next Benefit Year by dividing your Account Value on the current Benefit Valuation Date anniversary by the remaining number of periodic payments in your payment period.

Before and after the Benefit Valuation Date, you will have access to your Account Value in the form of partial withdrawals and full surrender and be able to make transfers among your investment options that you have selected.

Example--Initial Annuity Payment:

   .   You elected to receive annual annuity payments over a 20 year period.

   .   Your Account Value on the Benefit Valuation Date is $100,000.

   .   Your cost basis is $90,000.

   . The following chart illustrates your payments over a 20 year period. It also illustrates that in year 4 in which your Account Value has decreased below the total amount of cost basis remaining in the Annuity due to market performance, your amount considered cost basis will be higher than your total payment.

                       Account   Remaining
                      Value on   Years in  Total Payments for
Payment Period          TEVD      Payment    Annual Payment   Amount considered
Year                 Anniversary  Period         Period          Cost Basis
--------------       ----------- --------- ------------------ -----------------
1                    $100,000.00    19         $5,000.00          $4,500.00
2                    $ 90,000.00    18         $4,736.84          $4,500.00
3                    $ 82,500.00    17         $4,583.33          $4,500.00
4                    $ 72,600.00    16         $4,270.59          $4,500.00
5                    $ 78,200.00    15         $4,887.50          $4,500.00
--                            --    --                --                 --
19                   $ 12,000.00     1         $6,000.00          $4,500.00
20                   $  8,000.00     0         $8,000.00          $4,500.00



Please note that all tax efficient annuity payments will be gross distributions.

THE EFFECT OF ANNUITY PAYMENTS ON ACCOUNT VALUE

Your Account Value will be reduced on a dollar for dollar basis by each annuity payment you receive. Annuity payments will be deducted pro-rata from your elected Sub-accounts. If you do not have sufficient Account Value in the elected Sub-accounts to process an annuity payment, any remaining Account Value from the elected Sub-accounts will be withdrawn first, and the remainder will be withdrawn from any applicable MVA Options. Please note that if your Account Value is less than or equal to the annuity payment amount on the date a payment is due, even if this occurs before the end of your payment period, we will pay the entire amount of the remaining Account Value and your Annuity will terminate. In addition, if your remaining Account Value is greater than the annuity payment amount on the date the final income payment is due, we will pay the remaining Account Value and your Annuity will terminate.

IMPACT OF PARTIAL WITHDRAWALS

You may take partial withdrawals of your Account Value during the payment period you selected. Partial withdrawals are in addition to any variable annuity payments we make based on your payment frequency and will reduce your Account Value on a dollar for dollar basis. In addition, if you take a partial withdrawal, your future Tax Efficient Annuity Payment amount will be reduced.

If you elect to take a partial withdrawal during your scheduled payment period, a portion of your partial withdrawal amount will be treated as a partial return of your cost basis. The remaining portion of your partial withdrawal amount will be taxed as ordinary income. For further details on the tax treatment of partial withdrawals under the Tax Efficient Annuity Benefit Payout Option, please see the "Tax Considerations" section of this Prospectus.

In addition, partial withdrawals are also subject to any applicable withdrawal charges as explained in the section of this Prospectus entitled "Fees, Charges and Deductions" and are subject to the minimum and maximum withdrawal amounts under your Annuity. Please note that partial withdrawals may result in your Account Value reducing to zero before the end of your payment period. If this occurs, no further annuity payments under your Tax Efficient Annuity Benefit Payout Option will be made to you and the Annuity will terminate.

You may also request to fully surrender your Annuity after the Benefit Valuation Date, subject to any applicable withdrawal charges. Such surrender request, however, cannot be made under Internal Revenue Code Section 1035. Additionally, once we process your full surrender request, no further annuity payments will be made to you and your Annuity will terminate.

EXAMPLE OF A PARTIAL WITHDRAWAL UNDER THE TAX EFFICIENT ANNUITY BENEFIT PAYOUT OPTION

Assume the following:

   . On your Benefit Valuation Date, your Account Value is equal to $100,000 and your cost basis is $80,000.

   . You elected a 20 year period certain on a monthly basis for a total of 240 Tax Efficient Annuity Payments.

   . Now assume that on the current Valuation Day, you have already taken 27 payments and your Account Value is $81,000 and your cost basis is $71,000. You have 213 payments left in your period certain (240-27=213 payments or 2 years and 3 months of payments taken).

   . On the current Valuation Day, you decide to take a partial withdrawal in the amount of $6,000.

   . The calculation to determine how much of your partial withdrawal would be excludable from taxes is as follows:

          . Cost basis prior to partial withdrawal multiplied by (partial withdrawal/Account Value prior to withdrawal).


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          .   Using the above hypothetical values, this would be $71,000 multiplied by ($6,000/$81,000) = $5,259.26, which is the
              excludable amount and $740.74 is the taxable amount.

          . Assume that after the partial withdrawal, your Account Value is $75,000 and your cost basis is $65,740.

          . Your Tax Efficient Annuity Amount is equal to your current Account Value divided by the number of remaining payments. This would be $75,000/213 remaining payments, which equals your new Tax Efficient Annuity Payment Amount of $352.11.

          . The amount that is considered to be cost basis for the remaining Tax Efficient Annuity Payments would equal the current cost basis after the partial withdrawal divided by the remaining Tax Efficient Annuity Payments. This would be $65,740 (cost basis)/213 remaining Tax Efficient Annuity Payments, which would equal $308.64 as the new excludable amount.

DEATH BENEFIT AFTER THE BENEFIT VALUATION DATE

Upon the death of the Owner (the first to die of the joint Owners, or the Annuitant if the Annuity is entity-owned) after the Benefit Valuation Date, the Account Value will remain in the elected Sub-accounts and/or the DCA MVA Options to which it was allocated at the time of death. Upon the Owner's death, if there are any remaining Tax Efficient Annuity Payments to be paid, we will pay these remaining payments in the order below:

   .   First, to the surviving joint owner, if any;

   .   Second, to the named Beneficiary(ies), if living; or

   .   Third, to the estate of the last surviving Owner.

If the payee(s) to whom any remaining Tax Efficient Annuity Payments are payable upon the Owner's (Annuitant's) death is also the Beneficiary for the Death Benefit, the Death Benefit feature will remain in effect and the payee(s) may instead elect to receive a single sum payment of the Death Benefit in accordance with the Annuity. If the payee(s) make this election, then any remaining Tax Efficient Annuity Payments and the Annuity will terminate. To elect to receive a single sum payment of the Death Benefit, we must receive Due Proof of Death of the Owner (Annuitant) and notification from the applicable payee(s) in Good Order at our Service Office.

Please note that any payments to be made after such a death will be made at least as rapidly as they were being made at the time of death.

TERMINATION OF THE TAX EFFICIENT ANNUITY BENEFIT PAYOUT OPTION

Your Tax Efficient Annuity Payments will terminate on the first to occur of the following events:

    1. The date we receive your request for a full surrender of your Annuity at our Service Office in Good Order;

    2. The date your Account Value equals zero;

    3. The date your selected payment period ends; or

    4. The date we receive Due Proof of the Owner's (Annuitant's) Death and notification in Good Order from the beneficiaries/payees electing to receive the Death Benefit in a single sum rather than continuing to receive income payments.


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                                DEATH BENEFITS

TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT

Both Annuities provide a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the "decedent".


Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor's death under (S) 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the "Death Benefits" section of this prospectus. See the "Death Benefits" section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.


We determine the amount of the Death Benefit as of the date we receive "Due Proof of Death." Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of the entire universe of eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.

Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this Prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary - see "Payment of Death Benefits" below).


After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Money Market Sub-account, THE AMOUNT OF THE DEATH BENEFIT IS REDUCED BY THE TOTAL INSURANCE CHARGE AND SUBJECT TO MARKET FLUCTUATIONS. If you have elected the Tax Efficient Annuity Benefit Payout Option, the Account Value will remain in the elected Sub-accounts and/or DCA MVA Options to which it was allocated at the time of death. Any remaining scheduled Tax Efficient Annuity payments will continue to be payable during the remainder of the payment period as explained above in "Death After the Benefit Valuation Date."


The amount of the Death Benefit is equal to the Unadjusted Account Value on the date we receive Due Proof of Death. We call this the "Basic Death Benefit."

OPTIONAL DEATH BENEFIT - THE RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

For an additional charge, both Annuities provide an optional death benefit called the Return of Purchase Payments Death Benefit, which must be elected at the time you purchase the Annuity. This is referred to as the Return of Adjusted Purchase Payments Death Benefit Rider and will be attached to your Annuity contract once issued. You must be no older than age 79 to elect this optional benefit. Once elected, this optional benefit cannot be cancelled at a later date. Additionally, if you elect the Return of Purchase Payments Death Benefit, certain investment options may not be available to invest in or to transfer from. Please see the "Investment Options" section of this Prospectus.

The amount of the death benefit under the Return of Purchase Payments Death Benefit is equal to the greater of:

   .   The Return of Purchase Payments Amount, defined below; AND

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   .   The Unadjusted Account Value on the date we receive Due Proof of Death.

CALCULATION OF THE RETURN OF PURCHASE PAYMENTS AMOUNT

Initially, the Return of Purchase Payment amount is equal to the sum of all "adjusted" Purchase Payments allocated to the Annuity on its Issue Date. Thereafter, the Return of Purchase Payments Amount is:

   . Increased by additional adjusted Purchase Payments allocated to the Annuity, and

   . Reduced for any partial withdrawals. A withdrawal will cause a proportional reduction to the Return of Purchase Payments Amount equal to the ratio of the amount of the withdrawal to the Unadjusted Account Value immediately prior to the withdrawal).


   . If you have elected the Tax Efficient Annuity Benefit Payout Option and the Return of Purchase Payments Optional Death Benefit, your payments and any partial withdrawals you take will reduce the Return of Purchase Payments Death Benefit Amount proportionally.


EXCEPTIONS TO THE RETURN OF PURCHASE PAYMENT AMOUNT: There are certain exceptions to the amount of the Death Benefit under the Return of Purchase Payments Death Benefit.

..   SUBMISSION OF DUE PROOF OF DEATH AFTER ONE YEAR. If we receive Due Proof of
    Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Unadjusted Account Value on the date we receive Due Proof of Death. Although we do not currently limit the Death Benefit to the Unadjusted Account Value, if we decide to do so, the beneficiaries designated under your Annuity would receive an amount equal to the Unadjusted Account Value and not an amount equal to the greater of the Return of Purchase Payment amount and the Unadjusted Account Value.

..   DEATH BENEFIT SUSPENSION PERIOD. You also should be aware that there is a
    Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), the optional Return of Purchase Payments Death Benefit will be suspended for a two year period starting from the date that person first became Owner or Annuitant. This suspension would not apply if the ownership or annuitant change was the result of Spousal Continuation or death of the prior Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Unadjusted Account Value on the date we receive Due Proof of Death. After the two-year suspension period is completed the Death Benefit is the same as if the suspension period had not been in force. See the section of the Prospectus above generally with regard to changes of Owner or Annuitant that are allowable.

..   BENEFICIARY ANNUITY. With respect to a Beneficiary Annuity, the Death
    Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

SPOUSAL CONTINUATION OF ANNUITY

Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Unadjusted Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Unadjusted Account Value will be allocated to the Sub-accounts pro rata. For the B Series, no CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuance. However, any additional Purchase Payments applied after the date the continuance is effective will be subject to all provisions of the Annuity, including the CDSC when applicable. The Premium Based Insurance Charge will continue to be assessed upon spousal continuation.

Subsequent to spousal continuation, the amount of the Death Benefit will be equal to the Unadjusted Account Value on the date we receive Due Proof of Death.

If you elected the Return of Purchase Payments Death Benefit, then upon spousal continuation, the Unadjusted Account Value is increased, if necessary, to equal the greater of:

   .   The Return of Purchase Payments Amount; and

   .   The Basic Death Benefit.

Any increase to the Unadjusted Account Value will be allocated on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding any Sub-accounts to which are you not permitted to electively allocate or transfer Account Value. If the Account Value in those permitted Sub-accounts is zero, we will allocate the additional amount to a money market Investment Option.

Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

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We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately.


In addition, if the Tax Efficient Annuity Benefit Payout Option was elected, the surviving spouse or the beneficiary may continue the existing period certain payments based upon the Owner's election or may choose to take a lump sum payment of the Death Benefit. Please see the "Annuity Options" section of this Prospectus, sub-section, "Death Benefit After the Benefit Valuation Date."


A surviving spouse's ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see "Managing Your Annuity - Spousal Designations"). Please consult your tax or legal adviser for more information about such impact in your state.

PAYMENT OF DEATH BENEFITS

ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED PLANS)

Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent's death before the Annuity Date, the Death Benefit must be distributed:

   .   within five (5) years of the date of death (the "5 Year Deadline"); or
   . as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed as a lump sum payment.

ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES HELD BY TAX-FAVORED PLANS

The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse.

   . If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death (the "Qualified 5 Year Deadline"), or as periodic payments not extending beyond the life expectancy of the designated Beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death, or December 31/st/ of the year in which you would have reached age 70 1/2 , whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.

   . If you die before a designated Beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out by the Qualified 5 Year Deadline. If the Beneficiary does not begin installments by December 31/st/ of the year following the year of death, we will require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

   . If you die before a designated Beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

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A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See "Tax Considerations" and consult your tax adviser.


BENEFICIARY VARIABLE PAYOUT OPTION TO CONTINUE TAX EFFICIENT ANNUITY PAYMENTS

Instead of receiving the Death Benefit under the Annuity in a lump sum payment, a Beneficiary may continue the remaining Tax Efficient Annuity Benefit payments that are remaining to be paid to the Owner of the Annuity under the original payment period he or she selected. In order for the Beneficiary to continue the Tax Efficient Annuity Payments upon death of the Owner, the following applies:

ELECTION AND TERMS OF THE BENEFICARY VARIABLE PAYOUT OPTION

The Beneficiary must apply at least $2,000 to the Beneficiary Variable Payout Option. Thus, the Death Benefit amount payable to each Beneficiary must be at least $2,000. If it is lower than $2,000, this option is not available and the Death Benefit will be payable in a lump sum.

No additional Purchase Payments can be applied to the Beneficiary Variable Payout Option. Multiple death benefits cannot be combined in a single Beneficiary Variable Payout Option.

Upon election, the Beneficiary of the Annuity will become the Beneficial Owner of the Beneficiary Variable Payout Option. We will send each Beneficiary that elects the Beneficiary Variable Payout Option a settlement agreement that describes the terms and conditions of the Beneficiary Variable Payout Option. Upon the death of the Beneficiary, any remaining Tax Efficient Annuity Payments may be paid to the person(s) named by the Beneficiary (successor), unless the successor chooses to receive a lump sum.

The basic Death Benefit of the Annuity remains on the Beneficiary Variable Payout Option; however, the Return of Purchase Payments Optional Death Benefit will no longer apply. Therefore, the charge for the Return of Purchase Payments Optional Death Benefit will not be assessed on the Beneficiary Variable Payout Option.

ACCOUNT VALUE OF THE BENEFICIARY VARIABLE PAYOUT OPTION

The initial Account Value of the Beneficiary Variable Payout Option (Allocation Amount) will be equal to any Death Benefit (including the optional Return of Purchase Payments Death Benefit) that would have been payable to the Beneficiary of the Annuity had the Beneficiary taken a lump sum distribution.

The same investment options available to the Owner of the Annuity at the time of death will be available to the Beneficiary; however, certain investment options may not be available. If we add, change, remove or do a substitution of an investment option under the Annuity after the Beneficiary begins receiving the remaining Tax Efficient Annuity Payments, the Beneficiary will be subject to the same rights under the Annuity as the Owner had before death.

The Beneficiary may request transfers among investment options, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per Annuity Year will incur a $10 transfer fee.

CHARGES APPLICABLE TO THE BENEFICIARY VARIABLE PAYOUT OPTION

..   Beginning on the date we receive an election by the Beneficiary to continue the Tax Efficient Annuity Payments, the Beneficiary will continue to incur an annual maintenance fee equal to the lesser of $50 or 2% of Account
    Value. The fee will only apply if the Allocation Amount is less than $100,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

..   Beginning on the date we receive an election by the Beneficiary to continue the remaining Tax Efficient Annuity Payments, the Beneficiary will incur a Settlement Service Charge, which is an annual charge assessed daily as a percentage of the net assets of the Sub-accounts. The charge is 1.00% per Agreement year.

PARTIAL WITHDRAWALS UNDER THE BENEFICIARY VARIABLE PAYOUT OPTION

..   The Beneficiary can request a withdrawal of all or a portion of the Account
    Value of the Beneficiary Variable Payout Option at any time, unless the Beneficiary Variable Payout Option was the death benefit payout predetermined by the Owner and the Owner restricted the Beneficiary's withdrawal rights.


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..   If the Beneficiary takes a partial withdrawal while remaining Tax Efficient
    Annuity Payments are scheduled to be paid, the following applies:

       1. any applicable MVA will be assessed;

       2. the partial withdrawal amount must be $100 or greater;

       3. the Account Value of the Beneficiary Variable Payout Option once the partial withdrawal amount is processed cannot fall below $2,000;

       4. the partial withdrawal will reduce the Account Value on a dollar for dollar basis;

       5. it may result in the Account Value reducing to zero before the end of the payment period originally selected by the Owner, resulting in termination of the Beneficiary Variable Payout Option; and

       6. it will result in a recalculation of the remaining Tax Efficient Annuity Payments, based on the reduced Account Value as a result of the partial withdrawal.

The remaining Tax Efficient Annuity Payments under the Beneficiary Variable Payout Option are not subject to CDSC.

Please note that remaining Tax Efficient Annuity Payments under this option are not guaranteed and could terminate before the payment period ends due to fluctuations in market performance, partial withdrawals or a combination of both.

In addition, we may pay compensation to the broker-dealer of record on the Beneficiary Variable Payout Option based on amounts held in the Beneficiary Variable Payout Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Variable Payout Option.

Some broker-dealer firms may not make available or recommend the Tax Efficient Annuity Benefit Payout Option to you. If the Tax Efficient Annuity Benefit Payout Option is not part of your Annuity contract, you will not be able to elect it. Please speak to your Financial Professional for further details.


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                            VALUING YOUR INVESTMENT

VALUING THE SUB-ACCOUNTS

When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Account Value Based Insurance Charge and the additional charge of the Return of Purchase Payment Death Benefit, if elected.

Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price". The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity.

EXAMPLE

Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you
158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

PROCESSING AND VALUING TRANSACTIONS


Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern
Time). Generally, financial transactions requested in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of regular trading on the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of regular trading on the NYSE will be used when valuing and processing transactions.

We will not process any financial transactions involving purchase or redemption orders on days that the NYSE is closed. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:


..   trading on the NYSE is restricted;

..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.

If, pursuant to SEC rules, the AST Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AST Money Market Sub-account until the Portfolio is liquidated.



INITIAL PURCHASE PAYMENTS: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days.

With respect to your initial Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to market fluctuations during that period.

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As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. Once your purchase is approved by the firm, we will process your initial Purchase Payment as described above. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.


ADDITIONAL PURCHASE PAYMENTS: We will apply any additional Purchase Payments as of the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See "Additional Purchase Payments" under "Purchasing Your Annuity" earlier in this prospectus.


SCHEDULED TRANSACTIONS: Scheduled transactions include transfers under the 6 or 12 Month DCA Program, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, Systematic Withdrawals and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

UNSCHEDULED TRANSACTIONS: "Unscheduled" transactions include any other non-scheduled transfers and requests for partial withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for
(a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in "Processing And Valuing Transactions"

MEDICALLY-RELATED SURRENDERS & DEATH BENEFITS: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.

We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.

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                              TAX CONSIDERATIONS


The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

Generally, the cost basis in an Annuity not associated with a tax-favored retirement plan is the amount you pay into your Annuity, or into Annuities exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA.

The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.

SAME SEX MARRIAGES, CIVIL UNIONS AND DOMESTIC PARTNERSHIPS

The summary that follows includes a description of certain spousal rights under the Annuity and our administration of such spousal rights and related tax reporting. Prior to a recent Supreme Court decision, and consistent with
Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (the Code) are now available to a same sex spouse.

On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. If a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.

Currently, a case is pending with the U.S. Supreme Court that may address several unanswered questions regarding the application of federal and state tax law to same sex marriages, civil unions and domestic partnerships. Absent further guidance from a state to the contrary, we will tax report and withhold at the state level consistent with the characterization of a given transaction under federal tax law (for example, a tax free rollover).

NONQUALIFIED ANNUITIES

IN GENERAL, AS USED IN THIS PROSPECTUS, A NONQUALIFIED ANNUITY IS OWNED BY AN INDIVIDUAL OR NON-NATURAL PERSON AND IS NOT ASSOCIATED WITH A TAX-FAVORED RETIREMENT PLAN.


TAXES PAYABLE BY YOU


We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below.

Charges for investment advisory fees that are taken from the Annuity are treated as a partial withdrawal from the Annuity and will be reported as such to the Annuity Owner.


You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity date for your Annuity. Generally, the maximum Annuity Date is the first day of the calendar month next following the Owner's or Annuitant's 95th birthday. However, this date may vary by state. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Annuity. However, the IRS may not then consider your contract to be an annuity under the tax law.


TAXES ON WITHDRAWALS AND SURRENDER BEFORE ANNUITY PAYMENTS BEGIN

If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to


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income tax to the extent of gain. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.

If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.


TAXES ON ANNUITY PAYMENTS


If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount.

If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.


Generally, the maximum Annuity Date is the first day of the calendar month next following the Owner's or Annuitant's 95th birthday. However, this date may vary by state.


TAXES ON PAYMENTS UNDER THE TAX EFFICIENT ANNUITY BENEFIT PAYOUT OPTION

The Tax Efficient Annuity Benefit Payout Option, as previously described, enables the Owner to receive annuity payments while the Account Value remains invested in the investment options available under the Annuity. We believe the applicable tax treatment will in general be the same as described above in Taxes on Annuity Payments. A portion of each payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion of each payment will be taxed as ordinary income. Generally, the nontaxable portion of each payment will be determined at the time you elect to receive payments under this Option. This tax-free amount will equal your Purchase Payments (reduced by any amounts previously received tax-free) divided by the number of payments you will receive during the payment period you elect. The tax-free amount will be a fixed dollar amount that will not change from year to year unless you elect to take a partial withdrawal from your Account Value.

If the total payment amount received in any year is less than the tax-free amount for the year, you will have an unrecovered tax-free amount, or a "loss in basis," for that year. The unrecovered tax-free amount may be recovered in a later year by making an election on a personal income tax return. However, the taxable amount reported by us in following years will not change, and thus, if the election is made, the taxable amount for a year will be less than that reported by us. IRS Publication 939 (General Rule for Pensions and Annuities) provides an explanation and example of how to elect to re-compute your tax-free annuity amounts. If annuity payments stop prior to the end of the payment period, a tax deduction may be allowed for any remaining unrecovered amount of Purchase Payments.

If you elect to take a partial withdrawal from your Account Value after annuity payments have begun under this Option, we believe a portion of the partial withdrawal payment you receive will be treated as a nontaxable return of your Purchase Payments. The remaining portion of the withdrawal will be taxed as ordinary income. The nontaxable portion of a withdrawal will be determined by multiplying your Purchase Payments (reduced by any amounts previously received tax-free) by a fraction, the numerator of which is the reduction in the Account Value as a result of the partial withdrawal and the denominator of which is the Account Value immediately prior to the partial withdrawal. The exclusion amount for each of the remaining annuity payments under this Option will equal the Purchase Payments (reduced by any amounts previously received tax-free) divided by the remaining number of annuity payments. The IRS could disagree with our understanding resulting in potentially adverse consequences, including but not limited to, back taxes, interest and penalties on amounts previously distributed.

If you completely surrender your contract after payments have begun under this Option, the excess of the amount you receive over your Purchase Payments (reduced by any amounts previously received tax-free) will be taxed as ordinary income.

We will administer and tax report amounts you receive under the Tax Efficient Benefit Annuity Payout Option based on our understanding of the tax law as described above. There is limited guidance regarding the tax law treatment of annuity payments and partial withdrawals under the Tax Efficient Annuity Payout Option. The IRS could disagree with our understanding and take the position that a larger portion of the amounts you receive are taxable. Please consult with your


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tax advisor regarding your personal tax position and how to reflect amounts received under the Tax Efficient Annuity Payout Option on your income tax return.

Some broker-dealer firms may not make available or recommend the Tax Efficient Annuity Benefit Payout Option to you. If the Tax Efficient Annuity Benefit Payout Option is not part of your Annuity contract, you will not be able to elect it. Please speak to your Financial Professional for further details.


PARTIAL ANNUITIZATION


Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a Nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under section 72 of the Code. We do not currently permit partial annuitization.


MEDICARE TAX ON NET INVESTMENT INCOME


The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,300 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.

TAX PENALTY FOR EARLY WITHDRAWAL FROM A NONQUALIFIED ANNUITY

You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59 1/2. Amounts are not subject to this tax penalty if:

..   the amount is paid on or after you reach age 59 1/2 or die;


..   the amount received is attributable to your becoming disabled;


..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or

..   the amount received is paid under an immediate Annuity (in which annuity payments begin within one year of purchase).


Other exceptions to this tax may apply. You should consult your tax adviser for further details.


SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2011-38, the IRS has indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.

If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

Annuity contracts under an Annuity Payout Option, including the newly offered Tax Efficient Annuity Benefit Payout Option, are not eligible for a tax-free exchange under Section 1035.

TAXES PAYABLE BY BENEFICIARIES FOR A NONQUALIFIED ANNUITY

The Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit


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..   As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

..   Within 5 years of death of Owner, the Beneficiary is taxed as amounts are withdrawn (with gain treated as being distributed first).

..   Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis.

CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.


REPORTING AND WITHHOLDING ON DISTRIBUTIONS


Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an Annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.


Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ENTITY OWNERS


Where an Annuity is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax annually.

Where an Annuity is issued to a Charitable Remainder Trust (CRT), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional death benefit described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional benefits violates their fiduciary duty to the remainder beneficiary.

Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor's death under (S) 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described


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in the "Death Benefits" section of this prospectus. See the "Death Benefits"
section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.


ANNUITY QUALIFICATION


DIVERSIFICATION AND INVESTOR CONTROL. In order to qualify for the tax rules applicable to Annuities described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR A NONQUALIFIED ANNUITY. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

CHANGES IN YOUR ANNUITY. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.

QUALIFIED ANNUITIES

IN GENERAL, AS USED IN THIS PROSPECTUS, A QUALIFIED ANNUITY IS AN ANNUITY WITH APPLICABLE ENDORSEMENTS FOR A TAX-FAVORED PLAN OR A NONQUALIFIED ANNUITY HELD BY A TAX-FAVORED RETIREMENT PLAN.

The following is a general discussion of the tax considerations for Qualified Annuites. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. Please note that the Tax Efficient Annuity Benefit Payout Option is not available for Qualified Annuity Contracts. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.

A Qualified Annuity may typically be purchased for use in connection with:


..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;

..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);


..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);


..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);

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..   Section 457 plans (subject to 457 of the Code).


A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).


TYPES OF TAX-FAVORED PLANS


IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this Prospectus and in those Disclosure Statements), the IRS requires that you have a "Free Look" after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.

CONTRIBUTIONS LIMITS/ROLLOVERS. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2015 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.

The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA", which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA. For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months.

In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

REQUIRED PROVISIONS.Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

..   You, as Owner of the Annuity, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);


..   Your rights as Owner are non-forfeitable;


..   You cannot sell, assign or pledge the Annuity;


..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);


..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and


..   Death and annuity payments must meet Required Minimum Distribution rules described below.


Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:


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

..   A 10% early withdrawal penalty described below;

..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

..   Failure to take a Required Minimum Distribution, also described below.


SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $53,000 in 2015, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2015, this limit is $265,000;


..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and


..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $18,000 in 2015 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2015. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the Annuity for a standard IRA.


ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

..   Contributions to a Roth IRA cannot be deducted from your gross income;


..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.

TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $18,000 in 2015. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2015. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

..   Your attainment of age 59 1/2;


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..   Your severance of employment;

..   Your death;

..   Your total and permanent disability; or

..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).


In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any "direct transfer" of your interest in the Annuity to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.


CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS


If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own.


Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

CHARITABLE IRA DISTRIBUTIONS.


Prior law provided a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. As of the beginning of 2015, this provision has expired and has not been extended. It is possible that Congress will extend this provision retroactively to include some or all of 2015.

For distributions in tax years beginning after 2005 and before 2015, these rules provided an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.


The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Per IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

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REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR A QUALIFIED ANNUITY

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Annuity and receive required minimum distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner.

..   If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

..   If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner's spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.

Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.


For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.


TAX PENALTY FOR EARLY WITHDRAWALS FROM A QUALIFIED ANNUITY

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:

..   the amount is paid on or after you reach age 59 1/2 or die;


..   the amount received is attributable to your becoming disabled; or


..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% tax penalty.)


Other exceptions to this tax may apply. You should consult your tax adviser for further details.

WITHHOLDING


We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of


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withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions

..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and

..   For all other distributions, we will withhold at a 10% rate.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

ERISA REQUIREMENTS


ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.


Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.


SPOUSAL CONSENT RULES FOR RETIREMENT PLANS - QUALIFIED ANNUITIES


If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.


DEFINED BENEFIT PLANS AND MONEY PURCHASE PENSION PLANS. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

DEFINED CONTRIBUTION PLANS (INCLUDING 401(K) PLANS AND ERISA 403(B) ANNUITIES). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.


IRAS, NON-ERISA 403(B) ANNUITIES, AND 457 PLANS. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.


ADDITIONAL INFORMATION ABOUT IRAS


For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

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GIFTS AND GENERATION-SKIPPING TRANSFERS

If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences


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                               OTHER INFORMATION

PRUCO LIFE AND THE SEPARATE ACCOUNT

PRUCO LIFE. Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that Pruco Life owes under its annuity contracts. Among other things, this means that where you participate in an optional death benefit and the value of that benefit exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.

Pruco Life incorporates by reference into the Prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the Prospectus by reference. Pruco Life will provide to each person, including any beneficial Owner, to whom a Prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the Prospectus but not delivered with the Prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this Prospectus to current contract owners that reside outside of the United States.


Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2014, non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of those set forth in the table below.



 NAME OF SERVICE PROVIDER     SERVICES PROVIDED              ADDRESS
 ------------------------  ------------------------  -------------------------
 Broadridge Investor
   Communication           Proxy services and        51 Mercedes Way,
   Solutions, Inc.         regulatory mailings       Edgewood, NY 11717

 CT Corporation System     UCC filings, corporate
                           filings and annual        111 Eighth Avenue, New
                           report filings            York, NY 10011

 Depository Trust &        Clearing and settlement   55 Water Street, 26/th/
   Clearing Corporation    services                  Floor, New York, NY 10041

 EDM Americas              Records management and    301 Fayetteville Street,
                           administration of         Suite 1500, Raleigh, NC
                           annuity contracts         27601

 ExlService Holdings, Inc. Administration of         350 Park Avenue, 10/th/
                           annuity contracts         Floor, New York, NY 10022

 National Financial        Clearing and settlement   82 Devonshire Street
   Services                services                  Boston, MA 02109

 NEPS, LLC                 Composition, printing,
                           and mailing of contracts  12 Manor Parkway, Salem,
                           and benefit documents     NH 03079

 Pershing LLC              Order-entry systems       One Pershing Plaza,
                           provider                  Jersey City, NJ 07399

 Thomson Reuters                                     3 Times Square New York,
                           Tax form printing         NY 10036

 Venio                                               4031 University Drive,
                                                     Suite 100, Fairfax, VA
                           Claim related services    22030


THE SEPARATE ACCOUNT. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in

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the name of Pruco Life and legally belong to us. Pruco Life segregates the
Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct.

Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuities are those of Pruco Life, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

In addition to rights that we specifically reserve elsewhere in this Prospectus, we reserve the right to perform any or all of the following:

..   offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;

..   close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

..   combine the Separate Account with other "unitized" separate accounts;

..   deregister the Separate Account under the Investment Company Act of 1940;

..   manage the Separate Account as a management investment company under the
    Investment Company Act of 1940 or in any other form permitted by law;

..   make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission's interpretation thereof;

..   establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

..   make any changes required by federal or state laws with respect to annuity contracts; and

..   to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.

We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying Portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

With the DCA MVA Options, we use a separate account of Pruco Life different from the Pruco Life Flexible Premium Variable Annuity Account discussed above. The separate account for the DCA MVA Option is not registered under the Investment Company Act of 1940. Moreover, you do not participate in the appreciation or depreciation of the assets held by that separate account.


FEES AND PAYMENTS RECEIVED BY PRUCO LIFE

As detailed below, Pruco Life and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios' advisers and subadvisers. Because these fees and payments are made to Pruco Life and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see "Variable Investment Options" under "Investment Options" earlier in this prospectus.

We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio's assets and are therefore borne by Owners. We also receive "revenue sharing" payments from the advisers of the underlying Portfolios or their affiliates (not the Portfolios), which compensate us for administrative services. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are equal to an annual rate of 0.50% of the average assets allocated to the Portfolio under the Annuity. We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.

In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. During 2014, with regard to the total amounts that were paid under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from approximately $300.00 to approximately $354,505.58. These amounts relate to all individual variable annuity contracts issued by Pruco Life or its affiliates, not only the Annuity covered by this prospectus.


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CYBER SECURITY RISKS. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.


LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS

Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying mutual fund Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

VOTING RIGHTS

We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.

Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisers for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisers by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

MATERIAL CONFLICTS

It is possible that differences may occur between companies that offer shares of an underlying Portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying Portfolio to variable life insurance policies and variable annuity contracts that we

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offer. Under certain circumstances, these differences could be considered
"material conflicts", in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

CONFIRMATIONS, STATEMENTS, AND REPORTS

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any Prospectus, Prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), electronic funds transfer, Dollar Cost Averaging, and auto rebalancing in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE

Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc. , is the distributor and principal underwriter of the annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and AST Portfolios. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, "Firms"). The affiliated broker/dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life.

Under the selling agreements, commissions are paid to firms on sales of the Annuity according to one or more schedules. The registered representative will receive all or a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 6.25% for the B Series, and 1.25% for the C Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Unadjusted Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account. Compensation varies by Annuity product, and such differing compensation could be a factor in which Annuity a Financial Professional recommends to you.

In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. We, or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between

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

firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

The list below identifies three general types of payments that PAD pays to registered broker/dealers and firms which are broadly defined as follows:

   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life products.

   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the firm.

   . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm.

Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.


The list below includes the names of the firms that we are aware (as of December 31, 2014) received payment with respect to our annuity business generally during 2014 (or as to which a payment amount was accrued during 2014). The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2014, the least amount paid, and greatest amount paid, were $25.00 and $9,079,316.06, respectively. Each of these Annuities also is distributed by other selling firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation ("PALAC"). Such other selling firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2014 retrospective depiction.


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


NAME OF FIRM:                               Epoch Investment Management               Mass Mutual Financial Group
1st Global Capital Corp.                    Equity Services, Inc.                     Merrill Lynch, P,F,S
Advisor Group                               Federated Investors                       MetLife
Aegon Transamerica                          Fidelity Institutional Wealth Services
                                            (FIWS)                                    MFS
Afore Met Life                              Fidelity Investments                      MML Investors Services, Inc.
AFS Brokerage, Inc.                         Fifth Third Securities, Inc.              Money Concepts Capital Corp.
AIG Advisor Group                           Financial Planning Consultants            Morgan Stanley Smith Barney
AIG Financial Advisors Inc.                 Financial Services Int'l Corp. (FSIC)     Morgan Stanley Smith Barney (PDI)
Alliance                                    Financial Telesis                         MTL Equity Products, Inc.
Alliant/Benefit Partners                    Financial West Group                      Mutual of Omaha Bank
Allianz                                     First Allied Securities Inc.              National Planning Corporation
Allstate Financial Services, LLC            First Citizens Bank                       National Securities Corp.
American Financial Associates               First Heartland Capital, Inc.             Natixis Funds
American Portfolio Financial Services Inc.  First Merit Investments                   Neuberger Berman
Ameritas Investment Corp.                   First Protective Insurance Group          Next Financial Group, Inc.
Ameritus Capital Group, Inc.                First Southeast Investor Services         NFP Securities, Inc.
Annuity Partners                            First Tennessee Brokerage, Inc.           OneAmerica Securities, Inc.
Annuity Services                            FMS Financial Partners, Inc.              Oppenheimer & Co., Inc.
Appointment Resources                       Fortune Financial Services, Inc.          Pacific Life
AQR Capital Management                      Franklin Templeton                        Park Avenue Securities, LLC
Arete Wealth Management                     FSC Securities Corp.                      Pensionmark Retirement Group
Arque Capital, Ltd.                         Garden State Securities, Inc.             People's Securities
Arthur J. Gallagher                         GATX Southern Star Agency                 PIMCO
Arvest Asset Management                     Gary Goldberg & Co., Inc.                 PlanMember Securities Corp.
Astoria Federal Savings                     Geneos Wealth Management, Inc.            PNC Investments, LLC
AXA Advisors, LLC                           Girard Securities, Inc.                   PNC Bank
BancWest Investment Services                Goldman Sachs & Co.                       Presidential Brokerage
BBVA Compass Investment Solutions, Inc.     Great American Investors, Inc.            Princor Financial Services Corp.
Ballew Investments                          GWN Securities, Inc.                      ProEquities
Bank of Oklahoma                            H. Beck, Inc.                             Prospera Financial Services, Inc.
Bank of Texas                               H.D. Vest Investment                      Prudential Annuities
BB&T Investment Services, Inc.              Hantz Financial Services, Inc.            Purshe Kaplan Sterling Investments
BCG Securities, Inc.                        Harbor Financial Services, LLC            Questar Capital Corporation
Berthel Fisher & Company                    Harbour Investments, Inc.                 Raymond James & Associates
BFT Financial Group, LLC                    Hazard & Siegel, Inc.                     Raymond James Financial Svcs
BlackRock Financial Management Inc.         HBW Securities, Inc.                      RBC Capital Markets Corporation
Broadridge                                  Hornor, Townsend & Kent, Inc.             Regal Securities
Brokers International                       HSBC                                      Resource Horizons Group
Brookstone Financial Services               Huntington Investment Services            Ridgeway & Conger, Inc.
Cadaret, Grant & Co., Inc.                  Independent Financial Grp, LLC            Robert W. Baird & Co., Inc.
Cambridge Advisory Group                    Infinex Investments, Inc.                 Royal Alliance Associates
Cambridge Investment Research, Inc.         ING Financial Partners, LLC               Russell Investments
Cape Securities, Inc.                       Institutional Securities Corp.            Sagepoint Financial, Inc.
Capital Advisors                            Intercarolina Financial Services, Inc.    Sage Rutty & Co., Inc.
Capital Analysts                            Invest Financial Corporation              Sammons Securities Co., LLC
Capital Financial Services, Inc.            Investacorp                               Santander
Capital Growth Resources                    Investment Centers of America             Schroders Investment Management
Capital Guardian                            Investment Planners, Inc.                 Scott & Stringfellow, LLC
Capital Investment Group, Inc.              Investment Professionals                  Securian Financial Services, Inc.
Capital One Investment Services, LLC        Investors Capital Corporation             Securities America, Inc.
Capital Securities Management               ISC Group Inc.                            Securities Service Network
CCF Investments, Inc.                       J.J.B. Hilliard Lyons, Inc.               Sigma Financial Corporation
CCO Investment Services Corp.               J.P. Morgan                               Signator Investors, Inc.
Centaurus Financial, Inc.                   J.W. Cole Financial, Inc.                 SII Investments, Inc.
Cetera Advisor Network LLC                  Janney Montgomery Scott, LLC              Sorrento Pacific Financial LLC
Cetera Financial Group LLC                  Jennison Associates, LLC                  Southeast Financial Group, Inc.
Cetera Financial Specialists                KCG Holdings, Inc.                        Southern Bank
Cetera Investment Services                  Key Bank                                  Specialized Schedulers
CFD Investments, Inc.                       Key Investment Services LLC               Sterne Agee Financial Services, Inc.
Charter One Bank (Cleveland)                KMS Financial Services, Inc.              Stifel Nicolaus & Co.
Chase Investment Services                   Kovack Securities, Inc.                   Strategic Financial Alliance Inc.
Citigroup Global Markets Inc.               LaSalle St. Securities, LLC               Summit Brokerage Services, Inc.
Cognizant                                   Lazard                                    Summit Financial
Comerica Securities, Inc.                   Leaders Group Inc.                        Sunset Financial Services, Inc.
Commonwealth Financial Network              Legend Equities Corporation               SunTrust Investment Services, Inc.
Compass Bank Wealth Management Group        Legg Mason                                SWS Financial Services, Inc
Comprehensive Asset Management              Leigh Baldwin & Company, LLC              Symetra Investment Services Inc.
Crown Capital Securities, L.P.              LIMRA (Life Insurance and Market          Syndicated
CUNA Brokerage Svcs, Inc.                   Research Association)                     T. Rowe Price Group, Inc.
CUSO Financial Services, L.P.               Lincoln Financial Advisors                TFS Securities, Inc.
David Lerner and Associates                 Lincoln Financial Securities Corporation  The Investment Center
Dempsey Lord Smith, LLC                     Lincoln Investment Planning               The O.N. Equity Sales Co.
DWS Investments                             LPL Financial Corporation                 The Prudential Insurance Company of
Eaton Vance                                 LPL Financial Corporation (PDI)           America
Edward Jones & Co.                          M and T Bank Corporation                  The PNC Financial Services Group, Inc.
                                            M Holdings Securities, Inc.               The Strategic Financial Alliance Inc.

TransAmerica Financial Advisors, Inc.  US Bank                            Wells Fargo Investments LLC
Triad Advisors, Inc.                   VALIC Financial Advisors, Inc.     Western Asset Management Company
Trustmont Financial Group, Inc.        Veritrust Financial LLC            WFG Investments, Inc.
UBS Financial Services, Inc.           VSR Financial Services, Inc.       Wintrust Financial Corporation
Umpqua Investments                     Waddell & Reed Inc.                Woodbury Financial Services
Unionbanc Investment Services, LLC     Wall Street Financial Group        World Equity Group, Inc.
United Brokerage Services, Inc.        Wayne Hummer Investments LLC       World Group Securities, Inc.
United Planners Financial Service      Wells Fargo Advisors LLC           WRP Investments, Inc.
USA Financial Securities Corp.         Wells Fargo Advisors LLC - Wealth  Wunderlich Securities


You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS

LITIGATION AND REGULATORY MATTERS


Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Pruco Life establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2014, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.


Pruco Life's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life's financial position.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The following are the contents of the Statement of Additional Information:

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..   Company

..   Experts

..   Principal Underwriter

..   Payments Made to Promote Sale of Our Products


..   Cyber Security Risk


..   Determination of Accumulation Unit Values

..   Financial Statements

HOW TO CONTACT US

Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

PRUDENTIAL'S CUSTOMER SERVICE TEAM

Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.

INTERNET

Access information about your Annuity through our website:
www.prudentialannuities.com

CORRESPONDENCE SENT BY REGULAR MAIL

Prudential Annuity Service Center
P.O. Box 7960
Philadelphia, PA 19176


CORRESPONDENCE SENT BY OVERNIGHT*, CERTIFIED OR REGISTERED MAIL


Prudential Annuity Service Center
2101 Welsh Road
Dresher, PA 19025


* Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.


Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this Prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center
(1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number
(PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

                     APPENDIX A - ACCUMULATION UNIT VALUES

 As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline a feature that carries with it a specific asset-based charge. We maintain a unique Unit value corresponding to your election of contract features.

 Here, we set forth the historical Unit values corresponding to the lowest charge level for each Series and the highest charge level for each Series. In the Statement of Additional Information, which is available free of charge upon request, we set forth Unit values corresponding to the remaining charge levels.

                  PREMIER INVESTMENT VARIABLE ANNUITY B SERIES
                          Pruco Life Insurance Company
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (0.55%)



                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST AQR Emerging Markets Equity Portfolio
   04/28/2014 to 12/31/2014                                $10.02463         $9.81901          42,299
------------------------------------------------------------------------------------------------------------
AST AQR Large-Cap Portfolio
   04/28/2014 to 12/31/2014                                $11.85417        $13.19717          46,184
------------------------------------------------------------------------------------------------------------
AST BlackRock Multi-Asset Income Portfolio
   04/28/2014 to 12/31/2014                                 $9.99955         $9.97233         292,596
------------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   04/28/2014 to 12/31/2014                                $12.10106        $13.30316         109,091
------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   04/28/2014 to 12/31/2014                                $16.74416        $19.35793         139,563
------------------------------------------------------------------------------------------------------------
AST FQ Absolute Return Currency Portfolio
   04/28/2014 to 12/31/2014                                 $9.99955         $9.71324          20,240
------------------------------------------------------------------------------------------------------------
AST Franklin Templeton K2 Global Absolute Return
   04/28/2014 to 12/31/2014                                 $9.99955         $9.66342          97,390
------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   04/28/2014 to 12/31/2014                                $15.16885        $16.35228          76,018
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Global Growth Allocation Portfolio
   04/28/2014 to 12/31/2014                                 $9.99955        $10.25115         136,250
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   04/28/2014 to 12/31/2014                                $16.56143        $18.19491         157,984
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   04/28/2014 to 12/31/2014                                $17.01801        $19.32676         119,092
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   04/28/2014 to 12/31/2014                                $18.37854        $19.82864         127,569
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Strategic Income Portfolio
   04/28/2014 to 12/31/2014                                 $9.99955         $9.73320          84,883
------------------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   04/28/2014 to 12/31/2014                                $16.41115        $16.28751          90,054
------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   04/28/2014 to 12/31/2014                                $13.88713        $13.75375         708,948
------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   04/28/2014 to 12/31/2014                                $13.41843        $13.13220         155,058
------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   04/28/2014 to 12/31/2014                                $12.96383        $12.14911         141,046
------------------------------------------------------------------------------------------------------------
AST Jennison Global Infrastructure Portfolio
   04/28/2014 to 12/31/2014                                 $9.99955        $10.41061          72,730
------------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   04/28/2014 to 12/31/2014                                $16.23232        $18.48089         129,609
------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   04/28/2014 to 12/31/2014                                $17.32745        $18.72158         106,592
------------------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   04/28/2014 to 12/31/2014                                $16.70216        $18.80146         130,511

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
                                                     Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   04/28/2014 to 12/31/2014                               $12.64191        $13.02948         307,329
-----------------------------------------------------------------------------------------------------------
AST Managed Equity Portfolio
   04/28/2014 to 12/31/2014                                $9.99955        $10.29105         185,700
-----------------------------------------------------------------------------------------------------------
AST Managed Fixed Income Portfolio
   04/28/2014 to 12/31/2014                                $9.99955        $10.03217         200,190
-----------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   04/28/2014 to 12/31/2014                               $16.53185        $17.00090         216,603
-----------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   04/28/2014 to 12/31/2014                               $16.63924        $18.60599         106,002
-----------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   04/28/2014 to 12/31/2014                               $13.75086        $15.01238          73,175
-----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   04/28/2014 to 12/31/2014                               $17.56567        $19.80782          64,375
-----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   04/28/2014 to 12/31/2014                                $9.77942         $9.74274         758,667
-----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   04/28/2014 to 12/31/2014                               $18.63984        $20.60058         150,489
-----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   04/28/2014 to 12/31/2014                               $10.40761        $10.63422          81,991
-----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   04/28/2014 to 12/31/2014                               $17.07709        $19.30041          92,895
-----------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   04/28/2014 to 12/31/2014                               $11.06125        $10.37674         178,262
-----------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   04/28/2014 to 12/31/2014                               $10.50535        $10.43586         251,760
-----------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   04/28/2014 to 12/31/2014                               $11.58970        $11.82336         716,872
-----------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   04/28/2014 to 12/31/2014                               $10.70932        $11.01361         262,070
-----------------------------------------------------------------------------------------------------------
AST Prudential Flexible Multi-Strategy Portfolio
   04/28/2014 to 12/31/2014                                $9.99955        $10.55012         209,376
-----------------------------------------------------------------------------------------------------------
AST QMA Emerging Markets Equity Portfolio
   04/28/2014 to 12/31/2014                                $9.58753         $9.40331          61,939
-----------------------------------------------------------------------------------------------------------
AST QMA Large-Cap Portfolio
   04/28/2014 to 12/31/2014                               $12.11273        $13.48446          26,043
-----------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   04/28/2014 to 12/31/2014                               $18.36932        $20.56057          76,467
-----------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   04/28/2014 to 12/31/2014                               $12.31025        $13.00950         586,439
-----------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   04/28/2014 to 12/31/2014                               $17.55685        $19.46218          87,626
-----------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   04/28/2014 to 12/31/2014                               $17.20779        $18.23369          70,735
-----------------------------------------------------------------------------------------------------------
AST T. Rowe Price Diversified Real Growth Portfolio
   04/28/2014 to 12/31/2014                                $9.99955        $10.36085         294,501
-----------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   04/28/2014 to 12/31/2014                               $15.92130        $16.76074         173,600
-----------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   04/28/2014 to 12/31/2014                               $17.52164        $19.87769         281,647
-----------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   04/28/2014 to 12/31/2014                               $12.33990        $10.58621         228,110
-----------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   04/28/2014 to 12/31/2014                               $10.88026        $10.81974         311,203
-----------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   04/28/2014 to 12/31/2014                               $12.05496        $12.42713         317,474
-----------------------------------------------------------------------------------------------------------
AST Western Asset Emerging Markets Debt Portfolio
   04/28/2014 to 12/31/2014                                $9.88716         $9.60349          53,120



 *  Denotes the start date of these sub-accounts

                  PREMIER INVESTMENT VARIABLE ANNUITY B SERIES
                          Pruco Life Insurance Company
                                   Prospectus

    ACCUMULATION UNIT VALUES: With Return of Purchase Payments Death Benefit
                                    (0.70%)



                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST BlackRock Multi-Asset Income Portfolio
   04/28/2014 to 12/31/2014                                $9.99942          $9.96196         148,156
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Global Growth Allocation Portfolio
   04/28/2014 to 12/31/2014                                $9.99942         $10.24056         151,170
------------------------------------------------------------------------------------------------------------
AST Managed Fixed Income Portfolio
   04/28/2014 to 12/31/2014                                $9.99942         $10.02171          75,526
------------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   04/28/2014 to 12/31/2014                                $9.99942          $9.95220               0
------------------------------------------------------------------------------------------------------------
AST Prudential Flexible Multi-Strategy Portfolio
   04/28/2014 to 12/31/2014                                $9.99942         $10.53920         154,501
------------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   04/28/2014 to 12/31/2014                                $9.99942         $10.55662         353,862
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Diversified Real Growth Portfolio
   04/28/2014 to 12/31/2014                                $9.99942         $10.35011         283,257



 *  Denotes the start date of these sub-accounts

                  PREMIER INVESTMENT VARIABLE ANNUITY C SERIES
                          Pruco Life Insurance Company
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (0.68%)



                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST AQR Emerging Markets Equity Portfolio
   04/28/2014 to 12/31/2014                                $10.06930         $9.85401          18,421
------------------------------------------------------------------------------------------------------------
AST AQR Large-Cap Portfolio
   04/28/2014 to 12/31/2014                                $10.03311        $11.15982          38,372
------------------------------------------------------------------------------------------------------------
AST BlackRock Multi-Asset Income Portfolio
   04/28/2014 to 12/31/2014                                 $9.99944         $9.96336         187,337
------------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   04/28/2014 to 12/31/2014                                $10.06555        $11.05572          24,685
------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   04/28/2014 to 12/31/2014                                $10.08208        $11.64573          43,872
------------------------------------------------------------------------------------------------------------
AST FQ Absolute Return Currency Portfolio
   04/28/2014 to 12/31/2014                                 $9.99944         $9.70452          12,537
------------------------------------------------------------------------------------------------------------
AST Franklin Templeton K2 Global Absolute Return
   04/28/2014 to 12/31/2014                                 $9.99944         $9.65473          82,825
------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   04/28/2014 to 12/31/2014                                $10.07726        $10.85387          15,649
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Global Growth Allocation Portfolio
   04/28/2014 to 12/31/2014                                 $9.99944        $10.24206          37,256
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   04/28/2014 to 12/31/2014                                 $9.98703        $10.96235          36,516
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   04/28/2014 to 12/31/2014                                 $9.97007        $11.31270          38,084
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   04/28/2014 to 12/31/2014                                 $9.98144        $10.75944          57,381
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Strategic Income Portfolio
   04/28/2014 to 12/31/2014                                 $9.99944         $9.72436          43,408

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
                                                    Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   04/28/2014 to 12/31/2014                              $10.03011         $9.94566           6,550
----------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   04/28/2014 to 12/31/2014                               $9.99944         $9.89459          64,957
----------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   04/28/2014 to 12/31/2014                               $9.98473         $9.76311          29,912
----------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   04/28/2014 to 12/31/2014                              $10.02699         $9.38850          51,215
----------------------------------------------------------------------------------------------------------
AST Jennison Global Infrastructure Portfolio
   04/28/2014 to 12/31/2014                               $9.99944        $10.40129          16,954
----------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   04/28/2014 to 12/31/2014                               $9.91300        $11.27625          20,055
----------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   04/28/2014 to 12/31/2014                              $10.01868        $10.81514          30,568
----------------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   04/28/2014 to 12/31/2014                              $10.00995        $11.25817           9,764
----------------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   04/28/2014 to 12/31/2014                               $9.99944        $10.29696         104,967
----------------------------------------------------------------------------------------------------------
AST Managed Equity Portfolio
   04/28/2014 to 12/31/2014                               $9.99944        $10.28185          65,627
----------------------------------------------------------------------------------------------------------
AST Managed Fixed Income Portfolio
   04/28/2014 to 12/31/2014                               $9.99944        $10.02298         118,014
----------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   04/28/2014 to 12/31/2014                              $10.02581        $10.30110          70,929
----------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   04/28/2014 to 12/31/2014                               $9.96575        $11.13384           6,834
----------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   04/28/2014 to 12/31/2014                              $10.04285        $10.95451          14,699
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   04/28/2014 to 12/31/2014                               $9.97181        $11.23471          13,520
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   04/28/2014 to 12/31/2014                               $9.99944         $9.95288          32,307
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   04/28/2014 to 12/31/2014                               $9.98333        $11.02363          59,324
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   04/28/2014 to 12/31/2014                               $9.98997        $10.19848          24,992
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   04/28/2014 to 12/31/2014                               $9.94455        $11.22938          50,764
----------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   04/28/2014 to 12/31/2014                              $10.01046         $9.38268          18,521
----------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   04/28/2014 to 12/31/2014                               $9.99944         $9.92440          35,749
----------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   04/28/2014 to 12/31/2014                               $9.99944        $10.19212          77,584
----------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   04/28/2014 to 12/31/2014                               $9.99944        $10.27443          34,425
----------------------------------------------------------------------------------------------------------
AST Prudential Flexible Multi-Strategy Portfolio
   04/28/2014 to 12/31/2014                               $9.99944        $10.54066          90,074
----------------------------------------------------------------------------------------------------------
AST QMA Emerging Markets Equity Portfolio
   04/28/2014 to 12/31/2014                              $10.06200         $9.85996          23,316
----------------------------------------------------------------------------------------------------------
AST QMA Large-Cap Portfolio
   04/28/2014 to 12/31/2014                              $10.04066        $11.16782          79,596
----------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   04/28/2014 to 12/31/2014                              $10.05294        $11.24219          20,164
----------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   04/28/2014 to 12/31/2014                               $9.99944        $10.55803         177,418

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
                                                     Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   04/28/2014 to 12/31/2014                                $9.90242        $10.96730          14,767
-----------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   04/28/2014 to 12/31/2014                                $9.96017        $10.54465          29,854
-----------------------------------------------------------------------------------------------------------
AST T. Rowe Price Diversified Real Growth Portfolio
   04/28/2014 to 12/31/2014                                $9.99944        $10.35144         131,679
-----------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   04/28/2014 to 12/31/2014                               $10.01543        $10.53423          32,094
-----------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   04/28/2014 to 12/31/2014                                $9.90348        $11.22522          77,744
-----------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   04/28/2014 to 12/31/2014                                $9.98293         $8.55660          73,149
-----------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   04/28/2014 to 12/31/2014                               $10.02717         $9.96249          67,956
-----------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   04/28/2014 to 12/31/2014                                $9.99031        $10.28972          19,486
-----------------------------------------------------------------------------------------------------------
AST Western Asset Emerging Markets Debt Portfolio
   04/28/2014 to 12/31/2014                                $9.99944         $9.70400          21,435



 *  Denotes the start date of these sub-accounts

                  PREMIER INVESTMENT VARIABLE ANNUITY C SERIES
                          Pruco Life Insurance Company
                                   Prospectus

    ACCUMULATION UNIT VALUES: With Return of Purchase Payments Death Benefit
                                    (0.83%)



                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST BlackRock Multi-Asset Income Portfolio
   04/28/2014 to 12/31/2014                                $9.99932          $9.95303         127,596
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Global Growth Allocation Portfolio
   04/28/2014 to 12/31/2014                                $9.99932         $10.23141          41,733
------------------------------------------------------------------------------------------------------------
AST Managed Fixed Income Portfolio
   04/28/2014 to 12/31/2014                                $9.99932         $10.01270          40,719
------------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   04/28/2014 to 12/31/2014                                $9.99932          $9.94288               0
------------------------------------------------------------------------------------------------------------
AST Prudential Flexible Multi-Strategy Portfolio
   04/28/2014 to 12/31/2014                                $9.99932         $10.52974          30,040
------------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   04/28/2014 to 12/31/2014                                $9.99932         $10.54716          35,480
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Diversified Real Growth Portfolio
   04/28/2014 to 12/31/2014                                $9.99932         $10.34076          74,685



 *  Denotes the start date of these sub-accounts

       APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU


Pruco Life Insurance Company offers two deferred variable annuity products in this Prospectus. Both annuities, (B and C Sereis) have different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the Annuity. Both of these Annuities may be available to you, depending on factors such as the broker-dealer through which your Annuity was sold. You can verify which of these Annuities is available to you by speaking to your Financial Professional or calling 1-888-PRU-2888.


Among the factors you should consider when choosing which annuity product and benefit may be most appropriate for your individual needs are the following:

..   Your age;


..   The amount of your initial Purchase Payment and any planned future Purchase
    Payments into the Annuity;

..   How long you intend to hold the Annuity (also referred to as "investment time horizon");

..   Your desire to make withdrawals from the Annuity and the timing of those withdrawals;


..   Your investment objectives;


..   The guarantees that an optional benefit may provide; and

..   Your desire to minimize costs and/or maximize return associated with the
    Annuity.

You can compare the costs of the B Series and C Series by examining the section in this prospectus entitled "Summary of Contract Fees and Charges". There are trade-offs associated with the costs and benefits provided by both of the Series. The B Series has Contingent Deferred Sales Charge (CDSC) associated with it, while the C Series does not. The B Series provides a higher Surrender Value in long-term scenarios than the C Series. Because the C Series does not have a CDSC, it provides a higher Surrender Value in short-duration scenarios. In choosing which Series to purchase, you should consider the features and the associated costs that offer the greatest value to you including the different ongoing fees and charges you pay to stay in the Annuity.

The following chart outlines some of the different features for each Annuity sold through this Prospectus. The availability of an optional benefit, such as the one noted in the chart, will increase the total cost of the Annuity. You should carefully consider which features you plan to use when selecting your Annuity, and the impact of such features in relation to your investment objectives and which share class may be most appropriate for you.


To demonstrate the impact of the various expense structures, the hypothetical examples on the following pages reflect the Account Value and Surrender Value of each Annuity over a variety of holding periods. These charts reflect the impact of different hypothetical rates of return and the comparable value of each of the Annuities (which reflects the charges associated with each Annuity) under the assumptions noted.


PRUCO COMPARISON.

Below is a summary of the Prudential Premier(R) Investment Variable Annuity/SM/ B and C Series sold through this Prospectus. Your registered Financial Professional can provide you with the summary prospectuses or statutory prospectuses for the underlying Portfolios and can guide you through "Selecting the Annuity That's Right For You" and help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the Prospectus carefully before investing. The Company does not make recommendations or provide investment advice.

  ANNUITY COMPARISON              B SERIES                  C SERIES
  ------------------      ------------------------- -------------------------
  Minimum Investment      $10,000                   $10,000

  Maximum Issue Age       85                        85

  Maximum Issue Age
    (Return of Purchase
    Payments Death
    Benefit)              79                        79

  Contingent Deferred
    Sales Charge
    Schedule (Based on
    date of each
    purchase payment)     7 Years (7%, 7%, 6%, 6%,
    May vary by state     5%, 4%, 3%, 0%)           None

  Account Value Based
    Insurance Charge      0.55%                     0.68%

  Premium Based
    Insurance Charge
    (Annual Equivalent)   0.55%                     0.67%

  Optional Return of
    Purchase Payments     0.15% Premium Based and   0.15% Premium Based and
    Death Benefit (Total  0.15% Account Value       0.15% Account Value
    Annual Charge)        Based                     Based

  ANNUITY COMPARISON              B SERIES                  C SERIES
  ------------------      ------------------------- -------------------------
  Annual Maintenance Fee  Lesser of:                Lesser of:
                          .  $50, or                .  $50, or
                          .  2% of Unadjusted       .  2% of Unadjusted
                             Account Value             Account Value
                          .  Waived for Purchase    .  Waived for Purchase
                             Payments equal to, or     Payments equal to, or
                             greater than $100,000     greater than $100,000

  MVA Options             6 and 12 month            6 and 12 month
                          DCA MVA options;          DCA MVA options;

  Variable Investment
    Options (Not all
    options available if
    you elect the Return
    of Purchase Payments
    Death Benefit)        Advanced Series Trust     Advanced Series Trust

  Basic Death Benefit     Unadjusted Account Value  Unadjusted Account Value

  Optional Death Benefit  Greater of:               Greater of:
    (Return of Purchase   .  Purchase Payments      .  Purchase Payments
    Payments Death           minus proportional        minus proportional
    Benefit)                 withdrawals; and          withdrawals; and
                          .  Unadjusted Account     .  Unadjusted Account
                             Value                     Value


HYPOTHETICAL ILLUSTRATION

The following examples outline the value of each Annuity as well as the amount that would be available to an investor as a full surrender. We assume the surrender is taken on the day immediately prior to the surrender charge change that precedes the Annuity Anniversary specified (or, two days before the Annuity Anniversary specified). The "Annuity Anniversary" is the anniversary of the Issue Date of the Annuity. The values shown below are based on the following assumptions: An initial investment of $100,000 is made into each Annuity earning a gross rate of return of 0% and 6% and 10%, respectively.


The examples further assume that no additional Purchase Payments or withdrawals are made from the Annuity. The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the applicable underlying Portfolios (which is 1.82% for both Series) as of December 31, 2014 and the charges deducted from the Annuity at the Separate Account level. The arithmetic average of all fund expenses is computed by adding Portfolio management fees, 12b-1 fees and other expenses of all the underlying Portfolios and then dividing by the number of Portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the "Summary of Contract Fees and Charges." The Separate Account level charge refers to the Account Value Based Insurance Charge. The Premium Based and the Account Value Based Insurance Charges are included in the following examples.


The Account Value and Surrender Value are further reduced by the Annual Maintenance Fee, if applicable.

The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the Annuity Anniversary, as described above, therefore reflecting the CDSC applicable to that Annuity Year. Note that a withdrawal on the Annuity Anniversary, or the day before the Annuity Anniversary, would be subject to the CDSC applicable to the next Annuity Year, which may be lower. The CDSC is calculated based on the date that the Purchase Payment was made and for purposes of these examples, we assume that a single Purchase Payment of $100,000 was made on the Issue Date. The values that you actually experience under an Annuity will be different from what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each Annuity reflected below will remain the same. (We will provide your Financial Professional with a personalized illustration upon request).

B SERIES




      0% GROSS RATE OF RETURN 6% GROSS RATE OF RETURN 10% GROSS RATE OF RETURN
      ALL YEARS    -3.16%     ALL YEARS     3.10%     ALL YEARS      7.12%
      ---------   ---------   ---------   ---------   ---------    ---------
       ANNUITY    SURRENDER    ANNUITY    SURRENDER    ANNUITY     SURRENDER
Yr      VALUE       VALUE       VALUE       VALUE       VALUE        VALUE
--    ---------   ---------   ---------   ---------   ---------    ---------
1      $97,239     $90,239    $103,069    $ 96,069    $106,956     $ 99,956
2       94,402      87,402     106,113      99,113     114,299      107,299
3       91,632      85,632     109,263     103,263     122,187      116,187
4       88,928      82,928     112,524     106,524     130,659      124,659
5       86,287      81,287     115,898     110,898     139,757      134,757
6       83,709      79,709     119,391     115,391     149,530      145,530
7       81,192      78,192     123,006     120,006     160,026      157,026
8       78,734      78,734     126,747     126,747     171,299      171,299
9       76,334      76,334     130,619     130,619     183,407      183,407
10      73,990      73,990     134,627     134,627     196,412      196,412
11      71,702      71,702     138,775     138,775     210,379      210,379
12      69,468      69,468     143,068     143,068     225,380      225,380
13      67,287      67,287     147,511     147,511     241,492      241,492
14      65,157      65,157     152,110     152,110     258,797      258,797
15      63,077      63,077     156,869     156,869     277,383      277,383
16      61,047      61,047     161,795     161,795     297,346      297,346
17      59,064      59,064     166,894     166,894     318,786      318,786
18      57,128      57,128     172,170     172,170     341,814      341,814
19      55,238      55,238     177,632     177,632     366,547      366,547
20      53,393      53,393     183,284     183,284     393,111      393,111
21      51,591      51,591     189,134     189,134     421,642      421,642
22      49,831      49,831     195,189     195,189     452,285      452,285
23      48,113      48,113     201,455     201,455     485,197      485,197
24      46,436      46,436     207,941     207,941     520,546      520,546
25      44,798      44,798     214,654     214,654     558,512      558,512


ASSUMPTIONS:

a. $100,000 initial investment


b. Fund Expenses = 1.82%


c. No optional death benefits or living benefits elected


d. Annuity was issued on or after April 27, 2015

e. Surrender value assumes surrender 2 days before the Annuity Anniversary

C SERIES



      0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
      All years    -3.51%     All years     2.87%     All years      6.91%
      ---------   ---------   ---------   ---------   ---------    ---------
       Annuity    Surrender    Annuity    Surrender    Annuity     Surrender
Yr      Value       Value       Value       Value       Value        Value
--    ---------   ---------   ---------   ---------   ---------    ---------
1      $97,023     $97,023    $102,843    $102,843    $106,723     $106,723
2       93,950      93,950     105,618     105,618     113,774      113,774

      0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
      All years    -3.51%     All years     2.87%     All years      6.91%
      ---------   ---------   ---------   ---------   ---------    ---------
       Annuity    Surrender    Annuity    Surrender    Annuity     Surrender
Yr      Value       Value       Value       Value       Value        Value
--    ---------   ---------   ---------   ---------   ---------    ---------
3      90,953      90,953      108,486     108,486     121,339      121,339
4      88,031      88,031      111,450     111,450     129,452      129,452
5      85,181      85,181      114,515     114,515     138,155      138,155
6      82,403      82,403      117,682     117,682     147,490      147,490
7      79,693      79,693      120,956     120,956     157,503      157,503
8      77,051      77,051      124,340     124,340     168,243      168,243
9      74,475      74,475      127,837     127,837     179,764      179,764
10     71,963      71,963      131,453     131,453     192,121      192,121
11     69,513      69,513      135,190     135,190     205,376      205,376
12     67,124      67,124      139,052     139,052     219,594      219,594
13     64,795      64,795      143,045     143,045     234,844      234,844
14     62,523      62,523      147,171     147,171     251,203      251,203
15     60,308      60,308      151,437     151,437     268,749      268,749
16     58,149      58,149      155,846     155,846     287,570      287,570
17     56,042      56,042      160,403     160,403     307,758      307,758
18     53,989      53,989      165,114     165,114     329,412      329,412
19     51,986      51,986      169,983     169,983     352,639      352,639
20     50,033      50,033      175,016     175,016     377,553      377,553
21     48,129      48,129      180,218     180,218     404,277      404,277
22     46,272      46,272      185,595     185,595     432,943      432,943
23     44,462      44,462      191,152     191,152     463,690      463,690
24     42,696      42,696      196,897     196,897     496,670      496,670
25     40,974      40,974      202,835     202,835     532,047      532,047


ASSUMPTIONS:

a. $100,000 initial investment

b. Fund Expenses = 1.82%


c. No optional death benefits or living benefits elected


d. Annuity was issued on or after April 27, 2015

e. Surrender value assumes surrender 2 days before the Annuity Anniversary

APPENDIX C- SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

Certain features of your Annuity may be different than the features described earlier in this Prospectus, if your Annuity is issued in certain states described below. Further variations may arise in connection with additional state reviews.


JURISDICTION                                                  STATE VARIATIONS
------------   ---------------------------------------------------------------------------------------------------------------
California     Contingent Deferred Sales Charge is referred to as the Surrender Charge.

               In the "Managing Your Annuity" section of this prospectus, under "Change of Owner, Annuitant and
               Beneficiary Designations," there are no restrictions on ownership changes or assignments. However, your right to assign, transfer or pledge the Annuity for a loan may be limited if the Annuity is used as an
               Individual Retirement Annuity ("IRA") or other qualified investment that is given beneficial tax treatment under the Code.

               In the "Surrenders" section of this prospectus, under "Medically-Related Surrenders," the Medically
               Related Surrender is not available.

               In the "Death Benefit" section of this prospectus, under Optional Death Benefit--The Return of Purchase
               Payments Death Benefit," for purposes of electing and maintaining the Return of Purchase Payments
               Death Benefit, the Owner, if a natural person, must also be the Annuitant. You may not designate Joint
               Owners if you elect this optional death benefit. Also, the death benefit suspension period applies if there is a change of Annuitant more than 60 days after the Issue Date of your Annuity.

               In the "Death Benefit" section of this prospectus, "Due Proof of Death" is met when the documentation we receive upon death evidences proof of death and the eligible beneficiary identification.

               In the "Tax Efficient Annuity Benefit Payout Option" section of the prospectus, the Tax Efficient Annuity
               Benefit Payout Option is not available in California.

Connecticut    In "Appendix D, MVA Formula For 6 or 12 Month DCA MVA Options," the Liquidity Factor used in the
               MVA/DCA formula equals zero (0).

               In the "Managing Your Annuity" section of this prospectus, under "Change of Owner, Annuitant and
               Beneficiary Designations," the reserved right to reject ownership changes only applies if the proposed new owner is a structured settlement company or institutional investor.

Florida        In the "Annuity Options" section of this prospectus, there is a one year waiting period for annuitization.

               In the "Fees, Charges and Deductions," section of this prospectus under "Contingent Deferred Sales
               Charge ("CDSC" (For B Series Only)," with respect to those who are 65 years or older on the date of purchase, in no event will the Contingent Deferred Sales Charge exceed 10% in accordance with Florida law.

               In the "Managing Your Annuity" section of this prospectus, under "Change of Owner, Annuitant and
               Beneficiary Designations," the right to assign, transfer or pledge the Annuity for a loan may be limited if the Annuity is used as an Individual Retirement Annuity ("IRA") or other qualified investment that is given beneficial tax treatment under the Code.

Maryland       In the "Purchasing Your Annuity" section of this prospectus, there is no restriction on limiting or rejecting certain Purchase Payments.

Massachusetts  In the "Annuity Options" section of this prospectus, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option.

               In the "Surrenders" section of this prospectus, under "Medically-Related Surrenders," Medically-Related
               Surrenders are not available.

Montana        In the "Annuity Options" section of this prospectus, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option.

New Jersey     In the "Managing of Your Annuity" section of this prospectus, under "Change of Owner, Annuitant and
               Beneficiary Designations," the reserved right to reject ownership changes and assignments only applies if the proposed new owner is a structured settlement company or institutional investor.

New Mexico     In the "Fees, Charges and Deductions" section of this prospectus under "Tax Charge," no premium

JURISDICTION                                                 STATE VARIATIONS
------------    ------------------------------------------------------------------------------------------------------------
                taxes apply to annuities issued in New Mexico.

North Carolina  In the "Fees, Charges and Deductions" section of this prospectus under "Tax Charge," no premium taxes apply to annuities issued in North Carolina.

Ohio            In "Appendix D, MVA Formula For 6 or 12 Month DCA MVA Options," the Liquidity Factor used in the
                MVA/DCA formula equals zero (0).

Oregon          In the "Managing Your Account Value" section of this prospectus under "6 or 12 Month Dollar Cost
                Averaging Program," the 6 or 12 Month DCA MVA Options are not available.

                In the "Fees, Charges and Deductions" section of this prospectus under "Tax Charge," no premium taxes apply to annuities issued in Oregon.

                In the "Managing of Your Annuity" section of this prospectus, under "Change of Owner, Annuitant and
                Beneficiary Designations," there is no reserved right to reject any transfer, assignment or pledge, but the right to transfer, assign or pledge the Annuity may be limited depending on the use of the Annuity.

Texas           In the "Fees, Charges and Deductions" section of this prospectus under "Tax Charge," no premium taxes apply to annuities issued in Texas.

                In the "Annuity Options" section of this prospectus, the minimum annuity payment is $20.

                In the "Managing of Your Annuity" section of this prospectus, under "Change of Owner, Annuitant and
                Beneficiary Designations," there is no reserved right to reject any transfer, assignment or pledge, but the right to transfer, assign or pledge the Annuity may be limited depending on the use of the Annuity.

                In the "Purchasing of Your Annuity" section of this prospectus under "Beneficiary Annuity," the
                Beneficiary Annuity is not available in Texas.

Washington      In the "Managing Your Account Value" section of this prospectus under "6 or 12 Month Dollar Cost
                Averaging Program," the 6 and 12 Month DCA MVA Options are not available.

                                  APPENDIX D
                 MVA FORMULA FOR 6 OR 12 MONTH DCA MVA OPTIONS

The MVA formula is applied separately to each DCA MVA Option to determine the Account Value of the DCA MVA Option on a particular date.

The Market Value Adjustment Factor applicable to the DCA MVA Options we make available is as follows:

The MVA factor is equal to:

                            [(1+I)/(1+J+K )]^(N/12)

                                    WHERE:

I = the Index Rate established at inception of a DCA MVA Option. This Index Rate will be based on a Constant Maturity Treasury (CMT) rate for a maturity (in months) equal to the initial duration of the DCA MVA Option. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to initiation of the DCA MVA Option. The CMT Index will be based on "Treasury constant maturities nominal 12" rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

J = the Index Rate determined at the time the MVA calculation is needed, based on a CMT rate for the amount of time remaining in the DCA MVA Option. The amount of time will be based on the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to the date for which the MVA calculation is needed. The CMT Index will be based on "Treasury constant maturities nominal 12" rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

K = the Liquidity Factor, currently equal to 0.0025; and

N = the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month.

If the "Treasury constant maturities nominal 12" rates available through Federal Reserve Statistical Release H. 15 should become unavailable at any time, or if the rate for a 1-month maturity should become unavailable through this source, we will substitute rates which, in our opinion, are comparable.

We reserve the right to waive the Liquidity Factor.

                                  APPENDIX E

          TAX EFFICIENT ANNUITY BENEFIT PAYOUT OPTION PAYMENT AMOUNT
                  EXPRESSED AS A PERCENTAGE OF ACCOUNT VALUE

Table B-1 below sets forth the maximum Payment Period available for select ages under the Tax Efficient Annuity Benefit Payout Option where the age is as of the Benefit Valuation Date. These are not annuity factors.

Table B-2 below is provided for your convenience and expresses a given Annuity Payment as a (rounded) percentage of the Annuity's Account Value as of the Benefit Valuation Date and each subsequent Benefit Valuation Date anniversary. These represent the percentage applicable to the Account Value to determine the periodic Tax Efficient Annuity Payments. The percentage is determined by dividing 1 by the number of remaining periodic payments.

The following examples do not consider fees and charges that apply to the Annuity.

FOR EXAMPLE:

ELECTION OF THE TAX EFFICIENT ANNUITY BENEFIT PAYOUT OPTION. An Annuity Owner is age 80 and chooses to elect the Tax Efficient Annuity Benefit Payout Option when the Annuity's Account Value equals $150,000. Table B-1 below provides a maximum payment period of 20 years and the Owner elects to receive the periodic payments over the maximum period, payable annually.

INITIAL TAX EFFICIENT ANNUITY PAYMENT. Assume the Owner chooses an annual payment. The initial Annuity Payment under the Tax Efficient Annuity Benefit Payout Option is equal to the Account Value as of the Benefit Valuation Date ($150,000) divided by the remaining periodic payments in the payment period
(20), or $7,500.

Referring to table B-2 below, the periodic payment amount for the initial Annuity Payment can be expressed as a percentage of the Account Value. As discussed above, the percentages in table B-2 were determined by dividing 1 by the remaining periodic payments. In this example, dividing 1 by the remaining periodic payments (20) equals 5.0%. Thus the Annuity Owner can expect to receive approximately 5.0% of the Annuity's Account Value as the Annuity Payment under the Tax Efficient Annuity Benefit Payout Option ($150,000 multiplied by 5.0%, or $7,500) as the initial periodic payment.

SECOND TAX EFFICIENT ANNUITY PAYMENT. Assume the investment performance following the first annual Annuity Payment is positive and the Annuity's Account Value on the first anniversary of the Benefit Valuation Date is $147,500. The $150,000 Account Value on the day of the first Benefit Valuation Date minus the initial annual Annuity Payment amount of $7,500 reduces the Account Value to $142,500. During the first Benefit Year, assume the investments underlying the Annuity gain $5,000 resulting in a value of $147,500 on the first anniversary of the Benefit Valuation Date. The periodic payment for the second Annuity Payment will be equal to $147,500 divided by the remaining number of periodic payments (19), or $7,763. This amount can be expressed as a percentage of the Account Value by dividing 1 by 19, yielding 5.3%.



                   TABLE B-1                                     TABLE B-2
----------------------------------------------- ------------------------------------------
AGE ON BENEFIT VALUATION DATE
OF SINGLE APPLICABLE LIFE OR                                          ANNUAL PAYMENT AMOUNT
  THE YOUNGER OF THE JOINT     MAXIMUM PAYMENT  NUMBER OF (REMAINING)  AS A PERCENTAGE OF
      APPLICABLE LIVES        PERIOD (IN YEARS)   PERIODIC PAYMENTS       ACCOUNT VALUE
----------------------------- ----------------- --------------------- ---------------------
            60                       40                  30                    3.3%
            61                       39                  29                    3.4%
            62                       38                  28                    3.6%
            63                       37                  27                    3.7%
            64                       36                  26                    3.8%
            65                       35                  25                    4.0%
            66                       34                  24                    4.2%
            67                       33                  23                    4.3%
            68                       32                  22                    4.5%
            69                       31                  21                    4.8%
            70                       30                  20                    5.0%
            71                       29                  19                    5.3%

                   TABLE B-1                                     TABLE B-2
----------------------------------------------- ------------------------------------------
AGE ON BENEFIT VALUATION DATE
OF SINGLE APPLICABLE LIFE OR                                          ANNUAL PAYMENT AMOUNT
  THE YOUNGER OF THE JOINT     MAXIMUM PAYMENT  NUMBER OF (REMAINING)  AS A PERCENTAGE OF
      APPLICABLE LIVES        PERIOD (IN YEARS)   PERIODIC PAYMENTS       ACCOUNT VALUE
----------------------------- ----------------- --------------------- ---------------------
            72                       28                  18                     5.6%
            73                       27                  17                     5.9%
            74                       26                  16                     6.3%
            75                       25                  15                     6.7%
            76                       24                  14                     7.1%
            77                       23                  13                     7.7%
            78                       22                  12                     8.3%
            79                       21                  11                     9.1%
            80                       20                  10                    10.0%
            81                       19                   9                    11.1%
            82                       18                   8                    12.5%
            83                       17                   7                    14.3%
            84                       16                   6                    16.7%
            85                       15                   5                    20.0%
            86                       14                   4                    25.0%
            87                       13                   3                    33.3%
            88                       12                   2                    50.0%
            89                       11                   1                   100.0%
            90                       10



etc.). The Tax Court recently held that the 1-year period applies to all IRAs of the owner and not just the IRA from which the rollover was made. The IRS, in Ann. 2014-32, has indicated that all your IRAs, Roth IRAs, SEPs and SIMPLE IRAs will be counted for purposes of the one-year limit. The new rule is generally effective for distributions in 2015 but see Ann. 2014-32 for applicability to rollover distributions in 2014.

ROLLOVERS FROM EMPLOYER PLANS - Distributions from qualified retirement plans, governmental 457(b) plans, and (S)403(b) TDAs may be rolled over directly from the plan to a Roth IRA. The amount rolled over is includible in income as if it had been withdrawn from the plan but the 10% penalty tax does not apply.


DISTRIBUTIONS

You do not include in your gross income Qualified Distributions (defined below) or distributions that are a return of your regular contributions from your Roth IRA. You also do not include distributions from your Roth IRA that you roll over tax-free to another Roth IRA. You may have to include part of other distributions in your income.

QUALIFIED DISTRIBUTIONS - A Qualified Distribution is any payment or other distribution from your Roth IRA that meets the following requirements:

1. It is made after the 5-taxable-year period beginning with the first taxable year for which a contribution was made to a Roth IRA set up for your benefit, and

2. The payment or distribution is:

       a. Made on or after the date you reach age 59 1/2,

       b. Made because you are disabled,

       c. Made to a Beneficiary or to your estate after your death, or

       d. Used to buy, build, or rebuild a first home (subject to a $10,000 lifetime limit).

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE PRUDENTIAL PREMIER(R) INVESTMENT VARIABLE ANNUITY B SERIES AND C SERIES/SM/ ANNUITY DESCRIBED IN PROSPECTUS (April 27, 2015)



             -----------------------------------------------------
                              (print your name)


             -----------------------------------------------------
                                  (address)


             -----------------------------------------------------
                            (city/state/zip code)

                   Please see the section of this prospectus
                       entitled "How To Contact Us" for
                        where to send your request for
                     a Statement of Additional Information

[LOGO] PRUDENTIAL

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION


                                APRIL 27, 2015


             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          VARIABLE ANNUITY CONTRACTS


The PRUDENTIAL PREMIER(R) INVESTMENT VARIABLE ANNUITY/SM/ ("B SERIES") and the PRUDENTIAL PREMIER(R) INVESTMENT VARIABLE ANNUITY/SM/ ("C SERIES") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). Each Annuity is purchased by making an initial purchase payment of $10,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of not less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the B Series and the C Series Prospectus dated April 27, 2015.


To obtain a copy of the Prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.

                               TABLE OF CONTENTS



                                                             PAGE
                                                             ----
              Company                                          2
              Experts                                          2
              Principal Underwriter                            2
              Payments Made to Promote Sale of Our Products    2
              Cyber Security Risk                              3
              Determination of Accumulation Unit Values        3
              Separate Account Financial Information          A1
              Company Financial Information                   B1



        Pruco Life Insurance Company  Prudential Annuity Service Center
           213 Washington Street                P.O. Box 7960
           Newark, NY 07102-2992           Philadelphia, PA 19176
                                            Newark, NY 07102-2992
                                          Telephone: (888) Pru-2888



The PRUDENTIAL PREMIER(R) INVESTMENT VARIABLE ANNUITY/SM/ ("B SERIES") and PRUDENTIAL PREMIER(R) INVESTMENT VARIABLE ANNUITY/SM/ ("C SERIES") are service marks of The Prudential Insurance Company of America.

                                    COMPANY

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.


                                    EXPERTS

The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2014 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER

Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.


With respect to all individual annuities issued by Pruco Life, PAD received commissions of $773,337,473, $816,806,293 and $1,125,057,236 in 2014, 2013, and
2012, respectively. PAD retained none of those commissions.

As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuity has been in effect.


                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may enter into marketing service agreements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We and/or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PAD pays which are broadly defined as follows:


..   Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life products that were sold through the firm (or its affiliated broker/dealers).

..   Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life annuity products sold through the firm (or its affiliated broker/dealers).

..   Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers).

The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2013) received payment with respect to annuity business during 2013 (or as to which a payment amount was accrued during 2013). The firms listed include payments in connection with products issued by Pruco Life Insurance

Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2013, the least amount paid, and greatest amount paid, were $6.09 and $8,190,573.05, respectively.

                              CYBER SECURITY RISK

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as "cyber security" risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user's computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user's systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization's systems.

Cyber security failures or breaches that could impact Pruco Life and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity's underlying funds and with third-party service providers to Pruco Life. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Pruco Life, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although Pruco Life, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.


                   DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each Valuation Day. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for that Sub-account for the current Valuation Day. The net investment factor for any Valuation Day is determined by dividing the value of the assets of the Sub-account for that day by the value of the assets of the Sub-account for the preceding Valuation Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and subtracting from the result the daily equivalent of the total annualized charge for the Annuity and any optional benefits (for which the charge is calculated as a percentage of Sub-account assets) for each day since the preceding Valuation Day. During the accumulation phase of your Annuity, the daily equivalent of the annualized charge is calculated using the formula 1 - (1 - c) 1/365, where c is the total annualized charge. The value of the assets of a Sub-account is determined by multiplying the number of shares of Advanced Series Trust (the "Trust") or other funds held by that Sub-account by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.

As we have indicated in the Prospectus, the Annuity allows you to select or decline an optional death benefit that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to such annuity feature. Because this annuity is new, we include no historical unit values here.

                    Separate Account Financial Information

                                  Appendix A

                         Company Financial Information

                                  Appendix B

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                              SUBACCOUNTS
                                               -------------------------------------------------------------------------
                                                                                                 PRUDENTIAL   PRUDENTIAL
                                                PRUDENTIAL      PRUDENTIAL                        FLEXIBLE   CONSERVATIVE
                                               MONEY MARKET  DIVERSIFIED BOND PRUDENTIAL EQUITY   MANAGED      BALANCED
                                                PORTFOLIO       PORTFOLIO         PORTFOLIO      PORTFOLIO    PORTFOLIO
                                               ------------  ---------------- ----------------- -----------  ------------
ASSETS
  Investment in the portfolios, at fair value. $123,829,847    $183,884,372     $202,450,898    $13,885,768  $18,808,198
                                               ------------    ------------     ------------    -----------  -----------
  Net Assets.................................. $123,829,847    $183,884,372     $202,450,898    $13,885,768  $18,808,198
                                               ============    ============     ============    ===========  ===========

NET ASSETS, representing:
  Accumulation units.......................... $123,829,847    $183,884,372     $202,450,898    $13,885,768  $18,808,198
                                               ------------    ------------     ------------    -----------  -----------
                                               $123,829,847    $183,884,372     $202,450,898    $13,885,768  $18,808,198
                                               ============    ============     ============    ===========  ===========

  Units outstanding...........................  105,488,489      72,636,072       71,106,864      5,009,097    7,301,716
                                               ============    ============     ============    ===========  ===========

  Portfolio shares held.......................   12,382,985      15,770,529        5,250,283        585,650      837,782
  Portfolio net asset value per share......... $      10.00    $      11.66     $      38.56    $     23.71  $     22.45
  Investment in portfolio shares, at cost..... $123,829,847    $175,539,612     $141,181,978    $10,056,787  $13,015,828

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                              SUBACCOUNTS
                                               -------------------------------------------------------------------------
                                                                                                 PRUDENTIAL   PRUDENTIAL
                                                PRUDENTIAL      PRUDENTIAL                        FLEXIBLE   CONSERVATIVE
                                               MONEY MARKET  DIVERSIFIED BOND PRUDENTIAL EQUITY   MANAGED      BALANCED
                                                PORTFOLIO       PORTFOLIO         PORTFOLIO      PORTFOLIO    PORTFOLIO
                                               ------------  ---------------- ----------------- -----------  ------------
                                                01/01/2014      01/01/2014       01/01/2014      01/01/2014   01/01/2014
                                                    TO              TO               TO              TO           TO
                                                12/31/2014      12/31/2014       12/31/2014      12/31/2014   12/31/2014
                                               ------------  ---------------- ----------------- -----------  ------------
INVESTMENT INCOME
  Dividend income............................. $      1,143    $  2,159,057     $          -    $         -  $         -
                                               ------------    ------------     ------------    -----------  -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................    1,987,389       2,662,084        2,995,510        193,942      269,465
                                               ------------    ------------     ------------    -----------  -----------

NET INVESTMENT INCOME (LOSS)..................   (1,986,246)       (503,027)      (2,995,510)      (193,942)    (269,465)
                                               ------------    ------------     ------------    -----------  -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            -               -                -              -            -
  Realized gain (loss) on shares
   redeemed...................................            -         619,943        8,074,287        457,871      797,672
  Net change in unrealized gain (loss) on
   investments................................            -      10,405,429        7,249,111        994,092      836,709
                                               ------------    ------------     ------------    -----------  -----------

NET GAIN (LOSS) ON INVESTMENTS................            -      11,025,372       15,323,398      1,451,963    1,634,381
                                               ------------    ------------     ------------    -----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $ (1,986,246)   $ 10,522,345     $ 12,327,888    $ 1,258,021  $ 1,364,916
                                               ============    ============     ============    ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                 PRUDENTIAL                                                    PRUDENTIAL
 PRUDENTIAL     PRUDENTIAL HIGH   NATURAL                                       PRUDENTIAL        SMALL       T. ROWE PRICE
   VALUE          YIELD BOND     RESOURCES   PRUDENTIAL STOCK    PRUDENTIAL      JENNISON    CAPITALIZATION   INTERNATIONAL
 PORTFOLIO         PORTFOLIO     PORTFOLIO   INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO    STOCK PORTFOLIO STOCK PORTFOLIO
------------    --------------- -----------  ---------------- ---------------- ------------  --------------- ---------------
$296,460,515     $178,308,731   $ 5,550,543    $310,970,803     $60,957,519    $296,938,124    $61,806,529     $20,257,223
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------
$296,460,515     $178,308,731   $ 5,550,543    $310,970,803     $60,957,519    $296,938,124    $61,806,529     $20,257,223
============     ============   ===========    ============     ===========    ============    ===========     ===========

$296,460,515     $178,308,731   $ 5,550,543    $310,970,803     $60,957,519    $296,938,124    $61,806,529     $20,257,223
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------
$296,460,515     $178,308,731   $ 5,550,543    $310,970,803     $60,957,519    $296,938,124    $61,806,529     $20,257,223
============     ============   ===========    ============     ===========    ============    ===========     ===========

  99,749,309       42,176,156       903,400     114,421,833      27,386,565     103,662,544     13,549,571      12,524,392
============     ============   ===========    ============     ===========    ============    ===========     ===========

  11,195,639       34,894,077       185,823       6,303,888       2,370,044       7,268,987      2,241,804       1,327,472
$      26.48     $       5.11   $     29.87    $      49.33     $     25.72    $      40.85    $     27.57     $     15.26
$212,174,245     $185,355,155   $ 6,418,520    $211,683,452     $45,894,287    $165,441,352    $36,989,525     $17,486,272

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                 PRUDENTIAL                                                    PRUDENTIAL
 PRUDENTIAL     PRUDENTIAL HIGH   NATURAL                                       PRUDENTIAL        SMALL       T. ROWE PRICE
   VALUE          YIELD BOND     RESOURCES   PRUDENTIAL STOCK    PRUDENTIAL      JENNISON    CAPITALIZATION   INTERNATIONAL
 PORTFOLIO         PORTFOLIO     PORTFOLIO   INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO    STOCK PORTFOLIO STOCK PORTFOLIO
------------    --------------- -----------  ---------------- ---------------- ------------  --------------- ---------------
 01/01/2014       01/01/2014     01/01/2014     01/01/2014       01/01/2014     01/01/2014     01/01/2014      01/01/2014
     TO               TO             TO             TO               TO             TO             TO              TO
 12/31/2014       12/31/2014     12/31/2014     12/31/2014       12/31/2014     12/31/2014     12/31/2014      12/31/2014
------------    --------------- -----------  ---------------- ---------------- ------------  --------------- ---------------
$          -     $ 11,724,502   $         -    $  9,426,833     $         -    $          -    $         -     $   222,517
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

   4,655,133        2,948,108       106,097       4,579,196         951,579       4,433,617        872,657         303,441
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

  (4,655,133)       8,776,394      (106,097)      4,847,637        (951,579)     (4,433,617)      (872,657)        (80,924)
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

           -                -             -      13,648,805               -               -              -         117,803
  13,599,970          579,963       111,827      16,013,778       2,322,972      21,510,578      3,532,193         395,716

  16,031,501       (6,601,487)   (1,466,994)       (506,994)       (261,920)      7,278,406       (423,764)       (972,680)
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

  29,631,471       (6,021,524)   (1,355,167)     29,155,589       2,061,052      28,788,984      3,108,429        (459,161)
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

$ 24,976,338     $  2,754,870   $(1,461,264)   $ 34,003,226     $ 1,109,473    $ 24,355,367    $ 2,235,772     $  (540,085)
============     ============   ===========    ============     ===========    ============    ===========     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                  SUBACCOUNTS
                                               --------------------------------------------------------------------------------
                                                                                                   JANUS ASPEN
                                               T. ROWE PRICE                       JANUS ASPEN      OVERSEAS
                                               EQUITY INCOME  INVESCO V.I. CORE JANUS PORTFOLIO -  PORTFOLIO -  MFS(R) RESEARCH
                                                PORTFOLIO -     EQUITY FUND -     INSTITUTIONAL   INSTITUTIONAL SERIES - INITIAL
                                               INVESTOR CLASS     SERIES I           SHARES          SHARES          CLASS
                                               -------------- ----------------- ----------------- ------------- ----------------
ASSETS
  Investment in the portfolios, at fair value.  $74,911,907      $90,740,425       $62,899,948    $ 75,535,811    $20,287,552
                                                -----------      -----------       -----------    ------------    -----------
  Net Assets..................................  $74,911,907      $90,740,425       $62,899,948    $ 75,535,811    $20,287,552
                                                ===========      ===========       ===========    ============    ===========

NET ASSETS, representing:
  Accumulation units..........................  $74,911,907      $90,740,425       $62,899,948    $ 75,535,811    $20,287,552
                                                -----------      -----------       -----------    ------------    -----------
                                                $74,911,907      $90,740,425       $62,899,948    $ 75,535,811    $20,287,552
                                                ===========      ===========       ===========    ============    ===========

  Units outstanding...........................   23,102,223       33,856,822        25,153,673      22,927,785      7,640,572
                                                ===========      ===========       ===========    ============    ===========

  Portfolio shares held.......................    2,495,400        2,213,181         1,758,947       2,319,896        696,927
  Portfolio net asset value per share.........  $     30.02      $     41.00       $     35.76    $      32.56    $     29.11
  Investment in portfolio shares, at cost.....  $49,800,215      $54,675,042       $46,714,881    $ 76,000,638    $12,927,312

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                  SUBACCOUNTS
                                               --------------------------------------------------------------------------------
                                                                                                   JANUS ASPEN
                                               T. ROWE PRICE                       JANUS ASPEN      OVERSEAS
                                               EQUITY INCOME  INVESCO V.I. CORE JANUS PORTFOLIO -  PORTFOLIO -  MFS(R) RESEARCH
                                                PORTFOLIO -     EQUITY FUND -     INSTITUTIONAL   INSTITUTIONAL SERIES - INITIAL
                                               INVESTOR CLASS     SERIES I           SHARES          SHARES          CLASS
                                               -------------- ----------------- ----------------- ------------- ----------------
                                                 01/01/2014      01/01/2014        01/01/2014      01/01/2014      01/01/2014
                                                     TO              TO                TO              TO              TO
                                                 12/31/2014      12/31/2014        12/31/2014      12/31/2014      12/31/2014
                                               -------------- ----------------- ----------------- ------------- ----------------
INVESTMENT INCOME
  Dividend income.............................  $ 1,329,489      $   791,146       $   225,192    $  5,196,856    $   168,923
                                                -----------      -----------       -----------    ------------    -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................    1,069,775        1,319,262           860,726       1,246,732        289,575
                                                -----------      -----------       -----------    ------------    -----------

NET INVESTMENT INCOME (LOSS)..................      259,714         (528,116)         (635,534)      3,950,124       (120,652)
                                                -----------      -----------       -----------    ------------    -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            -          441,712         4,420,526       6,250,826      1,532,829
  Realized gain (loss) on shares
   redeemed...................................    3,349,892        5,421,923         1,951,916       1,761,172      1,313,531
  Net change in unrealized gain (loss) on
   investments................................      742,395          797,770           950,592     (23,494,194)    (1,026,053)
                                                -----------      -----------       -----------    ------------    -----------

NET GAIN (LOSS) ON INVESTMENTS................    4,092,287        6,661,405         7,323,034     (15,482,196)     1,820,307
                                                -----------      -----------       -----------    ------------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $ 4,352,001      $ 6,133,289       $ 6,687,500    $(11,532,072)   $ 1,699,655
                                                ===========      ===========       ===========    ============    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                               FRANKLIN
                             SMALL-MID CAP                              ALLIANCEBERNSTEIN
 MFS(R) GROWTH    VP VALUE      GROWTH       PRUDENTIAL                   VPS LARGE CAP     PRUDENTIAL SP     JANUS ASPEN
SERIES - INITIAL   FUND -     VIP FUND -   JENNISON 20/20  DAVIS VALUE  GROWTH PORTFOLIO - SMALL CAP VALUE JANUS PORTFOLIO -
     CLASS        CLASS I       CLASS 2    FOCUS PORTFOLIO  PORTFOLIO        CLASS B          PORTFOLIO     SERVICE SHARES
---------------- ----------- ------------- --------------- -----------  ------------------ --------------- -----------------
  $61,530,762    $30,777,889  $28,451,462    $49,919,625   $28,795,407      $7,691,429      $104,078,768      $11,421,964
  -----------    -----------  -----------    -----------   -----------      ----------      ------------      -----------
  $61,530,762    $30,777,889  $28,451,462    $49,919,625   $28,795,407      $7,691,429      $104,078,768      $11,421,964
  ===========    ===========  ===========    ===========   ===========      ==========      ============      ===========

  $61,530,762    $30,777,889  $28,451,462    $49,919,625   $28,795,407      $7,691,429      $104,078,768      $11,421,964
  -----------    -----------  -----------    -----------   -----------      ----------      ------------      -----------
  $61,530,762    $30,777,889  $28,451,462    $49,919,625   $28,795,407      $7,691,429      $104,078,768      $11,421,964
  ===========    ===========  ===========    ===========   ===========      ==========      ============      ===========

   22,311,087      9,537,603   10,386,118     20,332,558    18,107,817       7,457,283        39,236,475        7,008,554
  ===========    ===========  ===========    ===========   ===========      ==========      ============      ===========

    1,547,944      3,270,764    1,207,617      2,252,691     2,543,764         162,335         5,267,144          324,395
  $     39.75    $      9.41  $     23.56    $     22.16   $     11.32      $    47.38      $      19.76      $     35.21
  $37,879,082    $22,216,147  $26,522,612    $29,110,632   $28,215,511      $4,911,956      $ 64,430,682      $ 7,017,444

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                               FRANKLIN
                             SMALL-MID CAP                              ALLIANCEBERNSTEIN
 MFS(R) GROWTH    VP VALUE      GROWTH       PRUDENTIAL                   VPS LARGE CAP     PRUDENTIAL SP     JANUS ASPEN
SERIES - INITIAL   FUND -     VIP FUND -   JENNISON 20/20  DAVIS VALUE  GROWTH PORTFOLIO - SMALL CAP VALUE JANUS PORTFOLIO -
     CLASS        CLASS I       CLASS 2    FOCUS PORTFOLIO  PORTFOLIO        CLASS B          PORTFOLIO     SERVICE SHARES
---------------- ----------- ------------- --------------- -----------  ------------------ --------------- -----------------
   01/01/2014    01/01/2014   01/01/2014     01/01/2014    01/01/2014       01/01/2014       01/01/2014       01/01/2014
       TO            TO           TO             TO            TO               TO               TO               TO
   12/31/2014    12/31/2014   12/31/2014     12/31/2014    12/31/2014       12/31/2014       12/31/2014       12/31/2014
---------------- ----------- ------------- --------------- -----------  ------------------ --------------- -----------------
  $    63,929    $   468,276  $         -    $         -   $   268,371      $        -      $          -      $    25,579
  -----------    -----------  -----------    -----------   -----------      ----------      ------------      -----------

      862,446        424,932      404,102        724,683       412,451         102,438         1,713,332          188,981
  -----------    -----------  -----------    -----------   -----------      ----------      ------------      -----------

     (798,517)        43,344     (404,102)      (724,683)     (144,080)       (102,438)       (1,713,332)        (163,402)
  -----------    -----------  -----------    -----------   -----------      ----------      ------------      -----------

    4,079,711              -    5,628,732              -     5,808,652               -                 -          843,862
    3,416,274      1,098,091      524,295      2,833,497       785,383         567,705         7,122,056          826,081
   (2,334,140)     2,146,098   (4,124,430)       766,629    (5,134,353)        371,025        (2,069,035)        (336,604)
  -----------    -----------  -----------    -----------   -----------      ----------      ------------      -----------

    5,161,845      3,244,189    2,028,597      3,600,126     1,459,682         938,730         5,053,021        1,333,339
  -----------    -----------  -----------    -----------   -----------      ----------      ------------      -----------

  $ 4,363,328    $ 3,287,533  $ 1,624,495    $ 2,875,443   $ 1,315,602      $  836,292      $  3,339,689      $ 1,169,937
  ===========    ===========  ===========    ===========   ===========      ==========      ============      ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                  SUBACCOUNTS
                                               ---------------------------------------------------------------------------------
                                                PRUDENTIAL SP                                          AST        AST SCHRODERS
                                                  PRUDENTIAL     PRUDENTIAL SP    PRUDENTIAL SP   GOLDMAN SACHS    MULTI-ASSET
                                                U.S. EMERGING    INTERNATIONAL    INTERNATIONAL     LARGE-CAP    WORLD STRATEGIES
                                               GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO    PORTFOLIO
                                               ---------------- ---------------- --------------- --------------- ----------------
ASSETS
  Investment in the portfolios, at fair value.   $127,550,881     $35,458,947      $33,367,415    $259,462,977    $2,539,962,996
                                                 ------------     -----------      -----------    ------------    --------------
  Net Assets..................................   $127,550,881     $35,458,947      $33,367,415    $259,462,977    $2,539,962,996
                                                 ============     ===========      ===========    ============    ==============

NET ASSETS, representing:
  Accumulation units..........................   $127,550,881     $35,458,947      $33,367,415    $259,462,977    $2,539,962,996
                                                 ------------     -----------      -----------    ------------    --------------
                                                 $127,550,881     $35,458,947      $33,367,415    $259,462,977    $2,539,962,996
                                                 ============     ===========      ===========    ============    ==============

  Units outstanding...........................     44,521,357      23,270,765       19,869,784      16,012,792       199,888,655
                                                 ============     ===========      ===========    ============    ==============

  Portfolio shares held.......................     10,754,712       5,969,520        4,466,856       9,746,919       155,921,608
  Portfolio net asset value per share.........   $      11.86     $      5.94      $      7.47    $      26.62    $        16.29
  Investment in portfolio shares, at cost.....   $ 77,014,773     $36,810,042      $35,667,990    $182,051,251    $2,102,330,924

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                  SUBACCOUNTS
                                               ---------------------------------------------------------------------------------
                                                PRUDENTIAL SP                                          AST        AST SCHRODERS
                                                  PRUDENTIAL     PRUDENTIAL SP    PRUDENTIAL SP   GOLDMAN SACHS    MULTI-ASSET
                                                U.S. EMERGING    INTERNATIONAL    INTERNATIONAL     LARGE-CAP    WORLD STRATEGIES
                                               GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO    PORTFOLIO
                                               ---------------- ---------------- --------------- --------------- ----------------
                                                  01/01/2014       01/01/2014      01/01/2014      01/01/2014       01/01/2014
                                                      TO               TO              TO              TO               TO
                                                  12/31/2014       12/31/2014      12/31/2014      12/31/2014       12/31/2014
                                               ---------------- ---------------- --------------- --------------- ----------------
INVESTMENT INCOME
  Dividend income.............................   $          -     $         -      $         -    $          -    $            -
                                                 ------------     -----------      -----------    ------------    --------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................      2,072,654         632,150          620,515       3,669,871        43,789,724
                                                 ------------     -----------      -----------    ------------    --------------

NET INVESTMENT INCOME (LOSS)..................     (2,072,654)       (632,150)        (620,515)     (3,669,871)      (43,789,724)
                                                 ------------     -----------      -----------    ------------    --------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              -               -                -               -                 -
  Realized gain (loss) on shares
   redeemed...................................      8,245,384         (58,325)        (124,328)     11,512,566        52,915,866
  Net change in unrealized gain (loss) on
   investments................................      3,374,815      (2,277,469)      (2,092,441)     17,147,726        23,674,132
                                                 ------------     -----------      -----------    ------------    --------------

NET GAIN (LOSS) ON INVESTMENTS................     11,620,199      (2,335,794)      (2,216,769)     28,660,292        76,589,998
                                                 ------------     -----------      -----------    ------------    --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $  9,547,545     $(2,967,944)     $(2,837,284)   $ 24,990,421    $   32,800,274
                                                 ============     ===========      ===========    ============    ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A5

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                AST J.P. MORGAN  AST HERNDON                 AST SMALL-CAP                                   AST GOLDMAN
 AST COHEN &       STRATEGIC      LARGE-CAP                     GROWTH                                          SACHS
STEERS REALTY    OPPORTUNITIES      VALUE     AST HIGH YIELD OPPORTUNITIES   AST MID-CAP    AST SMALL-CAP    CONCENTRATED
  PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO   VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO
-------------   --------------- ------------  -------------- ------------- --------------- --------------- ----------------
$239,837,524    $1,675,340,382  $146,622,446   $203,686,732  $169,021,894   $113,914,840    $107,334,719     $          -
------------    --------------  ------------   ------------  ------------   ------------    ------------     ------------
$239,837,524    $1,675,340,382  $146,622,446   $203,686,732  $169,021,894   $113,914,840    $107,334,719     $          -
============    ==============  ============   ============  ============   ============    ============     ============

$239,837,524    $1,675,340,382  $146,622,446   $203,686,732  $169,021,894   $113,914,840    $107,334,719     $          -
------------    --------------  ------------   ------------  ------------   ------------    ------------     ------------
$239,837,524    $1,675,340,382  $146,622,446   $203,686,732  $169,021,894   $113,914,840    $107,334,719     $          -
============    ==============  ============   ============  ============   ============    ============     ============

  13,311,892       130,504,071     9,863,434     15,527,480    10,031,807      6,169,731       6,293,911                -
============    ==============  ============   ============  ============   ============    ============     ============

  24,201,566       101,844,400    11,252,682     24,190,823    11,877,856      5,575,861       4,973,805                -
$       9.91    $        16.45  $      13.03   $       8.42  $      14.23   $      20.43    $      21.58     $          -
$180,214,242    $1,371,022,009  $109,490,906   $185,008,822  $125,026,019   $ 78,350,737    $ 78,113,779     $          -

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                AST J.P. MORGAN  AST HERNDON                 AST SMALL-CAP                                   AST GOLDMAN
 AST COHEN &       STRATEGIC      LARGE-CAP                     GROWTH                                          SACHS
STEERS REALTY    OPPORTUNITIES      VALUE     AST HIGH YIELD OPPORTUNITIES   AST MID-CAP    AST SMALL-CAP    CONCENTRATED
  PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO   VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO
-------------   --------------- ------------  -------------- ------------- --------------- --------------- ----------------
 01/01/2014       01/01/2014     01/01/2014     01/01/2014    01/01/2014     01/01/2014      01/01/2014       01/01/2014
     TO               TO             TO             TO            TO             TO              TO               TO
 12/31/2014       12/31/2014     12/31/2014     12/31/2014    12/31/2014     12/31/2014      12/31/2014      02/07/2014**
-------------   --------------- ------------  -------------- ------------- --------------- --------------- ----------------
$          -    $            -  $          -   $          -  $          -   $          -    $          -     $          -
------------    --------------  ------------   ------------  ------------   ------------    ------------     ------------

   3,577,459        27,654,003     2,515,465      3,498,439     2,744,632      1,798,086       1,878,352          273,980
------------    --------------  ------------   ------------  ------------   ------------    ------------     ------------

  (3,577,459)      (27,654,003)   (2,515,465)    (3,498,439)   (2,744,632)    (1,798,086)     (1,878,352)        (273,980)
------------    --------------  ------------   ------------  ------------   ------------    ------------     ------------

           -                 -             -              -             -              -               -                -
   8,505,775        27,446,651     7,834,048      5,746,086    10,739,907      6,905,924       8,265,098       38,732,776
  47,576,427        60,334,920    (5,445,848)      (395,128)   (3,381,016)     7,643,071      (3,126,077)     (41,075,181)
------------    --------------  ------------   ------------  ------------   ------------    ------------     ------------

  56,082,202        87,781,571     2,388,200      5,350,958     7,358,891     14,548,995       5,139,021       (2,342,405)
------------    --------------  ------------   ------------  ------------   ------------    ------------     ------------

$ 52,504,743    $   60,127,568  $   (127,265)  $  1,852,519  $  4,614,259   $ 12,750,909    $  3,260,669     $ (2,616,385)
============    ==============  ============   ============  ============   ============    ============     ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                 SUBACCOUNTS
                                               -------------------------------------------------------------------------------
                                                                                                    AST LOOMIS
                                                 AST GOLDMAN                    AST LORD ABBETT       SAYLES          AST
                                                SACHS MID-CAP    AST LARGE-CAP     CORE FIXED       LARGE-CAP      MFS GROWTH
                                               GROWTH PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO GROWTH PORTFOLIO  PORTFOLIO
                                               ---------------- --------------- ---------------- ---------------- ------------
ASSETS
  Investment in the portfolios, at fair value.   $271,569,698    $409,452,191     $594,715,250     $404,850,011   $122,404,837
                                                 ------------    ------------     ------------     ------------   ------------
  Net Assets..................................   $271,569,698    $409,452,191     $594,715,250     $404,850,011   $122,404,837
                                                 ============    ============     ============     ============   ============

NET ASSETS, representing:
  Accumulation units..........................   $271,569,698    $409,452,191     $594,715,250     $404,850,011   $122,404,837
                                                 ------------    ------------     ------------     ------------   ------------
                                                 $271,569,698    $409,452,191     $594,715,250     $404,850,011   $122,404,837
                                                 ============    ============     ============     ============   ============

  Units outstanding...........................     14,692,106      25,255,265       49,551,416       23,783,239      7,243,407
                                                 ============    ============     ============     ============   ============

  Portfolio shares held.......................     35,086,524      18,125,374       49,642,341       12,545,708      7,378,230
  Portfolio net asset value per share.........   $       7.74    $      22.59     $      11.98     $      32.27   $      16.59
  Investment in portfolio shares, at cost.....   $195,610,772    $277,085,040     $562,943,686     $304,023,987   $ 88,073,765

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                 SUBACCOUNTS
                                               -------------------------------------------------------------------------------
                                                                                                    AST LOOMIS
                                                 AST GOLDMAN                    AST LORD ABBETT       SAYLES          AST
                                                SACHS MID-CAP    AST LARGE-CAP     CORE FIXED       LARGE-CAP      MFS GROWTH
                                               GROWTH PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO GROWTH PORTFOLIO  PORTFOLIO
                                               ---------------- --------------- ---------------- ---------------- ------------
                                                  01/01/2014      01/01/2014       01/01/2014       01/01/2014     01/01/2014
                                                      TO              TO               TO               TO             TO
                                                  12/31/2014      12/31/2014       12/31/2014       12/31/2014     12/31/2014
                                               ---------------- --------------- ---------------- ---------------- ------------
INVESTMENT INCOME
  Dividend income.............................   $          -    $          -     $          -     $          -   $          -
                                                 ------------    ------------     ------------     ------------   ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................      4,489,213       4,887,200        7,727,817        6,194,961      1,757,070
                                                 ------------    ------------     ------------     ------------   ------------

NET INVESTMENT INCOME (LOSS)..................     (4,489,213)     (4,887,200)      (7,727,817)      (6,194,961)    (1,757,070)
                                                 ------------    ------------     ------------     ------------   ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              -               -                -                -              -
  Realized gain (loss) on shares
   redeemed...................................     13,426,753      16,653,317        2,437,958       16,122,217      6,694,014
  Net change in unrealized gain (loss) on
   investments................................     15,054,195      33,285,748       32,200,094       27,283,225      2,940,022
                                                 ------------    ------------     ------------     ------------   ------------

NET GAIN (LOSS) ON INVESTMENTS................     28,480,948      49,939,065       34,638,052       43,405,442      9,634,036
                                                 ------------    ------------     ------------     ------------   ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $ 23,991,735    $ 45,051,865     $ 26,910,235     $ 37,210,481   $  7,876,966
                                                 ============    ============     ============     ============   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                 AST NEUBERGER                       AST                           AST              AST
 AST NEUBERGER   BERMAN / LSV     AST PIMCO     T. ROWE PRICE  AST QMA US     T. ROWE PRICE    T. ROWE PRICE
 BERMAN MID-CAP  MID-CAP VALUE LIMITED MATURITY EQUITY INCOME EQUITY ALPHA  NATURAL RESOURCES ASSET ALLOCATION  AST MFS GLOBAL
GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO    PORTFOLIO    PORTFOLIO        PORTFOLIO        PORTFOLIO     EQUITY PORTFOLIO
---------------- ------------- ---------------- ------------- ------------  ----------------- ---------------- ----------------
  $284,956,071   $292,468,757    $162,189,725   $322,746,077  $168,707,059    $295,414,147     $7,977,063,217    $356,336,807
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------
  $284,956,071   $292,468,757    $162,189,725   $322,746,077  $168,707,059    $295,414,147     $7,977,063,217    $356,336,807
  ============   ============    ============   ============  ============    ============     ==============    ============

  $284,956,071   $292,468,757    $162,189,725   $322,746,077  $168,707,059    $295,414,147     $7,977,063,217    $356,336,807
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------
  $284,956,071   $292,468,757    $162,189,725   $322,746,077  $168,707,059    $295,414,147     $7,977,063,217    $356,336,807
  ============   ============    ============   ============  ============    ============     ==============    ============

    16,497,401     15,349,477      15,865,967     21,816,830     8,979,699      28,651,080        568,526,998      22,518,431
  ============   ============    ============   ============  ============    ============     ==============    ============

     8,155,583     10,635,228      15,685,660     24,376,592     7,991,808      14,182,148        338,154,439      22,696,612
  $      34.94   $      27.50    $      10.34   $      13.24  $      21.11    $      20.83     $        23.59    $      15.70
  $206,511,370   $198,913,241    $165,112,985   $234,277,248  $129,767,221    $295,956,104     $6,284,899,269    $279,582,238

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                 AST NEUBERGER                       AST                           AST              AST
 AST NEUBERGER   BERMAN / LSV     AST PIMCO     T. ROWE PRICE  AST QMA US     T. ROWE PRICE    T. ROWE PRICE
 BERMAN MID-CAP  MID-CAP VALUE LIMITED MATURITY EQUITY INCOME EQUITY ALPHA  NATURAL RESOURCES ASSET ALLOCATION  AST MFS GLOBAL
GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO    PORTFOLIO    PORTFOLIO        PORTFOLIO        PORTFOLIO     EQUITY PORTFOLIO
---------------- ------------- ---------------- ------------- ------------  ----------------- ---------------- ----------------
   01/01/2014     01/01/2014      01/01/2014     01/01/2014    01/01/2014      01/01/2014        01/01/2014       01/01/2014
       TO             TO              TO             TO            TO              TO                TO               TO
   12/31/2014     12/31/2014      12/31/2014     12/31/2014    12/31/2014      12/31/2014        12/31/2014       12/31/2014
---------------- ------------- ---------------- ------------- ------------  ----------------- ---------------- ----------------
  $          -   $          -    $          -   $          -  $          -    $          -     $            -    $          -
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------

     4,326,555      4,705,622       3,005,116      4,307,216     2,036,485       5,664,136        123,062,097       5,389,705
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------

    (4,326,555)    (4,705,622)     (3,005,116)    (4,307,216)   (2,036,485)     (5,664,136)      (123,062,097)     (5,389,705)
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------

             -              -               -              -             -               -                  -               -
    13,083,844     15,642,469        (787,920)    10,238,310     5,958,156       8,496,082         90,971,266      11,517,102
     7,423,717     20,987,783         706,223     12,334,345    13,015,970     (34,565,699)       345,108,884         240,863
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------

    20,507,561     36,630,252         (81,697)    22,572,655    18,974,126     (26,069,617)       436,080,150      11,757,965
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------

  $ 16,181,006   $ 31,924,630    $ (3,086,813)  $ 18,265,439  $ 16,937,641    $(31,733,753)    $  313,018,053    $  6,368,260
  ============   ============    ============   ============  ============    ============     ==============    ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                SUBACCOUNTS
                                               -----------------------------------------------------------------------------
                                                                                    AST                        AST ACADEMIC
                                                                     AST        WELLINGTON     AST CAPITAL      STRATEGIES
                                               AST J.P. MORGAN    TEMPLETON     MANAGEMENT     GROWTH ASSET       ASSET
                                                INTERNATIONAL    GLOBAL BOND   HEDGED EQUITY    ALLOCATION      ALLOCATION
                                               EQUITY PORTFOLIO   PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                               ---------------- ------------  --------------  --------------  --------------
ASSETS
  Investment in the portfolios, at fair value.   $201,652,986   $194,299,855  $1,548,822,529  $7,352,204,320  $4,038,220,348
                                                 ------------   ------------  --------------  --------------  --------------
  Net Assets..................................   $201,652,986   $194,299,855  $1,548,822,529  $7,352,204,320  $4,038,220,348
                                                 ============   ============  ==============  ==============  ==============

NET ASSETS, representing:
  Accumulation units..........................   $201,652,986   $194,299,855  $1,548,822,529  $7,352,204,320  $4,038,220,348
                                                 ------------   ------------  --------------  --------------  --------------
                                                 $201,652,986   $194,299,855  $1,548,822,529  $7,352,204,320  $4,038,220,348
                                                 ============   ============  ==============  ==============  ==============

  Units outstanding...........................     17,384,407     18,913,325     130,026,899     516,836,090     326,241,303
                                                 ============   ============  ==============  ==============  ==============

  Portfolio shares held.......................      8,409,215     17,940,892     122,436,564     490,473,937     309,442,172
  Portfolio net asset value per share.........   $      23.98   $      10.83  $        12.65  $        14.99  $        13.05
  Investment in portfolio shares, at cost.....   $181,706,400   $198,188,863  $1,302,582,260  $5,552,012,800  $3,345,735,469

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                SUBACCOUNTS
                                               -----------------------------------------------------------------------------
                                                                                    AST                        AST ACADEMIC
                                                                     AST        WELLINGTON     AST CAPITAL      STRATEGIES
                                               AST J.P. MORGAN    TEMPLETON     MANAGEMENT     GROWTH ASSET       ASSET
                                                INTERNATIONAL    GLOBAL BOND   HEDGED EQUITY    ALLOCATION      ALLOCATION
                                               EQUITY PORTFOLIO   PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                               ---------------- ------------  --------------  --------------  --------------
                                                  01/01/2014     01/01/2014     01/01/2014      01/01/2014      01/01/2014
                                                      TO             TO             TO              TO              TO
                                                  12/31/2014     12/31/2014     12/31/2014      12/31/2014      12/31/2014
                                               ---------------- ------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend income.............................   $          -   $          -  $            -  $            -  $            -
                                                 ------------   ------------  --------------  --------------  --------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................      3,464,472      2,785,992      23,170,716     117,281,762      72,750,126
                                                 ------------   ------------  --------------  --------------  --------------

NET INVESTMENT INCOME (LOSS)..................     (3,464,472)    (2,785,992)    (23,170,716)   (117,281,762)    (72,750,126)
                                                 ------------   ------------  --------------  --------------  --------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              -              -               -               -               -
  Realized gain (loss) on shares
   redeemed...................................      4,465,079       (304,263)     20,416,371      94,697,186      95,706,429
  Net change in unrealized gain (loss) on
   investments................................    (18,138,406)     1,406,712      56,145,958     374,353,508      59,313,157
                                                 ------------   ------------  --------------  --------------  --------------

NET GAIN (LOSS) ON INVESTMENTS................    (13,673,327)     1,102,449      76,562,329     469,050,694     155,019,586
                                                 ------------   ------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $(17,137,799)  $ (1,683,543) $   53,391,613  $  351,768,932  $   82,269,460
                                                 ============   ============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                       AST                                                             AST
 AST BALANCED      PRESERVATION                   AST PRUDENTIAL                  T. ROWE PRICE                   AST
    ASSET             ASSET       AST FI PYRAMIS      GROWTH       AST ADVANCED     LARGE-CAP       AST        SMALL-CAP
  ALLOCATION        ALLOCATION     QUANTITATIVE     ALLOCATION      STRATEGIES       GROWTH     MONEY MARKET     GROWTH
  PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO    PORTFOLIO     PORTFOLIO
--------------    --------------  --------------  --------------  --------------  ------------- ------------  ------------
$7,070,582,658    $4,631,403,989  $3,226,252,759  $4,474,369,276  $6,256,006,335  $590,749,420  $192,740,753  $196,547,126
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------
$7,070,582,658    $4,631,403,989  $3,226,252,759  $4,474,369,276  $6,256,006,335  $590,749,420  $192,740,753  $196,547,126
==============    ==============  ==============  ==============  ==============  ============  ============  ============

$7,070,582,658    $4,631,403,989  $3,226,252,759  $4,474,369,276  $6,256,006,335  $590,749,420  $192,740,753  $196,547,126
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------
$7,070,582,658    $4,631,403,989  $3,226,252,759  $4,474,369,276  $6,256,006,335  $590,749,420  $192,740,753  $196,547,126
==============    ==============  ==============  ==============  ==============  ============  ============  ============

   514,029,248       360,303,030     251,090,931     324,805,239     447,097,289    31,589,569    20,583,057    10,894,174
==============    ==============  ==============  ==============  ==============  ============  ============  ============

   480,992,018       332,715,804     266,412,284     342,601,017     418,742,057    26,455,415   192,740,753     6,180,727
$        14.70    $        13.92  $        12.11  $        13.06  $        14.94  $      22.33  $       1.00  $      31.80
$5,442,041,629    $3,888,151,635  $2,656,237,842  $3,543,695,415  $4,916,159,690  $405,806,464  $192,740,753  $147,059,806

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                       AST                                                             AST
 AST BALANCED      PRESERVATION                   AST PRUDENTIAL                  T. ROWE PRICE                   AST
    ASSET             ASSET       AST FI PYRAMIS      GROWTH       AST ADVANCED     LARGE-CAP       AST        SMALL-CAP
  ALLOCATION        ALLOCATION     QUANTITATIVE     ALLOCATION      STRATEGIES       GROWTH     MONEY MARKET     GROWTH
  PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO    PORTFOLIO     PORTFOLIO
--------------    --------------  --------------  --------------  --------------  ------------- ------------  ------------
  01/01/2014        01/01/2014      01/01/2014      01/01/2014      01/01/2014     01/01/2014    01/01/2014    01/01/2014
      TO                TO              TO              TO              TO             TO            TO            TO
  12/31/2014        12/31/2014      12/31/2014      12/31/2014      12/31/2014     12/31/2014    12/31/2014    12/31/2014
--------------    --------------  --------------  --------------  --------------  ------------- ------------  ------------
$            -    $            -  $            -  $            -  $            -  $          -  $          -  $          -
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------

   111,792,335        78,276,914      51,821,901      67,512,802      98,385,521     9,507,694     3,371,060     3,422,560
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------

  (111,792,335)      (78,276,914)    (51,821,901)    (67,512,802)    (98,385,521)   (9,507,694)   (3,371,060)   (3,422,560)
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------

             -                 -               -               -               -             -             -             -
   128,836,422        83,912,490      44,610,435      66,598,752      82,605,065    30,501,608             -    11,310,070
   302,854,566       176,544,566      54,131,026     290,309,554     272,951,036    14,153,499             -    (5,292,822)
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------

   431,690,988       260,457,056      98,741,461     356,908,306     355,556,101    44,655,107             -     6,017,248
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------

$  319,898,653    $  182,180,142  $   46,919,560  $  289,395,504  $  257,170,580  $ 35,147,413  $ (3,371,060) $  2,594,688
==============    ==============  ==============  ==============  ==============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                              SUBACCOUNTS
                                               ------------------------------------------------------------------------
                                                     AST            AST           AST           NVIT           AST
                                                 PIMCO TOTAL   INTERNATIONAL INTERNATIONAL   DEVELOPING     INVESTMENT
                                                 RETURN BOND       VALUE        GROWTH         MARKETS      GRADE BOND
                                                  PORTFOLIO      PORTFOLIO     PORTFOLIO   FUND - CLASS II  PORTFOLIO
                                               --------------  ------------- ------------- --------------- ------------
ASSETS
  Investment in the portfolios, at fair value. $2,043,440,509   $90,248,009  $201,218,906    $ 8,082,662   $727,546,291
                                               --------------   -----------  ------------    -----------   ------------
  Net Assets.................................. $2,043,440,509   $90,248,009  $201,218,906    $ 8,082,662   $727,546,291
                                               ==============   ===========  ============    ===========   ============

NET ASSETS, representing:
  Accumulation units.......................... $2,043,440,509   $90,248,009  $201,218,906    $ 8,082,662   $727,546,291
                                               --------------   -----------  ------------    -----------   ------------
                                               $2,043,440,509   $90,248,009  $201,218,906    $ 8,082,662   $727,546,291
                                               ==============   ===========  ============    ===========   ============

  Units outstanding...........................    178,575,778     8,001,718    17,911,676        594,550     54,969,670
                                               ==============   ===========  ============    ===========   ============

  Portfolio shares held.......................    159,519,165     5,271,496    15,083,876      1,386,391    106,678,342
  Portfolio net asset value per share......... $        12.81   $     17.12  $      13.34    $      5.83   $       6.82
  Investment in portfolio shares, at cost..... $1,937,397,824   $82,220,706  $170,259,851    $10,376,512   $715,351,820

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                              SUBACCOUNTS
                                               ------------------------------------------------------------------------
                                                     AST            AST           AST           NVIT           AST
                                                 PIMCO TOTAL   INTERNATIONAL INTERNATIONAL   DEVELOPING     INVESTMENT
                                                 RETURN BOND       VALUE        GROWTH         MARKETS      GRADE BOND
                                                  PORTFOLIO      PORTFOLIO     PORTFOLIO   FUND - CLASS II  PORTFOLIO
                                               --------------  ------------- ------------- --------------- ------------
                                                 01/01/2014     01/01/2014    01/01/2014     01/01/2014     01/01/2014
                                                     TO             TO            TO             TO             TO
                                                 12/31/2014     12/31/2014    12/31/2014     12/31/2014     12/31/2014
                                               --------------  ------------- ------------- --------------- ------------
INVESTMENT INCOME
  Dividend income............................. $            -   $         -  $          -    $    75,647   $          -
                                               --------------   -----------  ------------    -----------   ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................     36,176,687     1,553,955     2,460,907        156,897     10,142,018
                                               --------------   -----------  ------------    -----------   ------------

NET INVESTMENT INCOME (LOSS)..................    (36,176,687)   (1,553,955)   (2,460,907)       (81,250)   (10,142,018)
                                               --------------   -----------  ------------    -----------   ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              -             -             -              -              -
  Realized gain (loss) on shares
   redeemed...................................     16,924,460     2,221,822     2,822,412       (601,649)    27,516,144
  Net change in unrealized gain (loss) on
   investments................................     75,148,785    (8,799,804)  (14,599,899)       (31,209)     8,273,533
                                               --------------   -----------  ------------    -----------   ------------

NET GAIN (LOSS) ON INVESTMENTS................     92,073,245    (6,577,982)  (11,777,487)      (632,858)    35,789,677
                                               --------------   -----------  ------------    -----------   ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $   55,896,558   $(8,131,937) $(14,238,394)   $  (714,108)  $ 25,647,659
                                               ==============   ===========  ============    ===========   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                                           AST PARAMETRIC
  AST WESTERN                                 AST GLOBAL      EMERGING      AST GOLDMAN    AST SCHRODERS     AST RCM
ASSET CORE PLUS    AST BOND       AST BOND    REAL ESTATE  MARKETS EQUITY SACHS SMALL-CAP GLOBAL TACTICAL  WORLD TRENDS
BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019  PORTFOLIO     PORTFOLIO    VALUE PORTFOLIO    PORTFOLIO      PORTFOLIO
--------------- -------------- -------------- -----------  -------------- --------------- --------------- --------------
 $536,794,327    $75,795,993    $13,782,612   $88,155,577   $215,174,460   $322,406,761   $3,390,731,550  $3,451,524,915
 ------------    -----------    -----------   -----------   ------------   ------------   --------------  --------------
 $536,794,327    $75,795,993    $13,782,612   $88,155,577   $215,174,460   $322,406,761   $3,390,731,550  $3,451,524,915
 ============    ===========    ===========   ===========   ============   ============   ==============  ==============

 $536,794,327    $75,795,993    $13,782,612   $88,155,577   $215,174,460   $322,406,761   $3,390,731,550  $3,451,524,915
 ------------    -----------    -----------   -----------   ------------   ------------   --------------  --------------
 $536,794,327    $75,795,993    $13,782,612   $88,155,577   $215,174,460   $322,406,761   $3,390,731,550  $3,451,524,915
 ============    ===========    ===========   ===========   ============   ============   ==============  ==============

   45,409,933      6,472,657      1,127,369     5,836,926     22,066,237     17,426,498      242,326,082     273,990,007
 ============    ===========    ===========   ===========   ============   ============   ==============  ==============

   47,378,140      6,142,301      1,342,027     7,864,012     25,166,604     17,891,607      228,948,788     285,958,982
 $      11.33    $     12.34    $     10.27   $     11.21   $       8.55   $      18.02   $        14.81  $        12.07
 $508,000,631    $72,695,737    $13,959,648   $72,006,544   $217,832,695   $227,129,773   $2,657,112,804  $2,891,065,902

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                                           AST PARAMETRIC
  AST WESTERN                                 AST GLOBAL      EMERGING      AST GOLDMAN    AST SCHRODERS     AST RCM
ASSET CORE PLUS    AST BOND       AST BOND    REAL ESTATE  MARKETS EQUITY SACHS SMALL-CAP GLOBAL TACTICAL  WORLD TRENDS
BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019  PORTFOLIO     PORTFOLIO    VALUE PORTFOLIO    PORTFOLIO      PORTFOLIO
--------------- -------------- -------------- -----------  -------------- --------------- --------------- --------------
  01/01/2014      01/01/2014     01/01/2014   01/01/2014     01/01/2014     01/01/2014      01/01/2014      01/01/2014
      TO              TO             TO           TO             TO             TO              TO              TO
  12/31/2014      12/31/2014     12/31/2014   12/31/2014     12/31/2014     12/31/2014      12/31/2014      12/31/2014
--------------- -------------- -------------- -----------  -------------- --------------- --------------- --------------
 $          -    $         -    $         -   $         -   $          -   $          -   $            -  $            -
 ------------    -----------    -----------   -----------   ------------   ------------   --------------  --------------

    8,299,655      1,903,688        355,085     1,473,015      4,006,743      5,081,330       52,821,153      53,163,091
 ------------    -----------    -----------   -----------   ------------   ------------   --------------  --------------

   (8,299,655)    (1,903,688)      (355,085)   (1,473,015)    (4,006,743)    (5,081,330)     (52,821,153)    (53,163,091)
 ------------    -----------    -----------   -----------   ------------   ------------   --------------  --------------

            -              -              -             -              -              -                -               -
    2,614,184      1,375,076       (145,979)    3,163,617      3,832,992     14,967,790       44,574,991      37,513,354
   30,024,573      1,136,213        895,656     7,982,892    (13,426,752)     5,820,431      141,952,646     128,398,437
 ------------    -----------    -----------   -----------   ------------   ------------   --------------  --------------

   32,638,757      2,511,289        749,677    11,146,509     (9,593,760)    20,788,221      186,527,637     165,911,791
 ------------    -----------    -----------   -----------   ------------   ------------   --------------  --------------

 $ 24,339,102    $   607,601    $   394,592   $ 9,673,494   $(13,600,503)  $ 15,706,891   $  133,706,484  $  112,748,700
 ============    ===========    ===========   ===========   ============   ============   ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                               SUBACCOUNTS
                                               --------------------------------------------------------------------------
                                               AST J.P. MORGAN   AST GOLDMAN   AST FI PYRAMIS(R) PROFUND VP   PROFUND VP
                                               GLOBAL THEMATIC  SACHS MULTI-   ASSET ALLOCATION   CONSUMER  CONSUMER GOODS
                                                  PORTFOLIO    ASSET PORTFOLIO     PORTFOLIO      SERVICES    PORTFOLIO
                                               --------------- --------------- ----------------- ---------- --------------
ASSETS
  Investment in the portfolios, at fair value. $2,240,418,989  $2,047,499,900   $2,479,574,165    $393,123     $366,074
                                               --------------  --------------   --------------    --------     --------
  Net Assets.................................. $2,240,418,989  $2,047,499,900   $2,479,574,165    $393,123     $366,074
                                               ==============  ==============   ==============    ========     ========

NET ASSETS, representing:
  Accumulation units.......................... $2,240,418,989  $2,047,499,900   $2,479,574,165    $393,123     $366,074
                                               --------------  --------------   --------------    --------     --------
                                               $2,240,418,989  $2,047,499,900   $2,479,574,165    $393,123     $366,074
                                               ==============  ==============   ==============    ========     ========

  Units outstanding...........................    162,234,524     168,111,535      179,691,308      18,888       21,057
                                               ==============  ==============   ==============    ========     ========

  Portfolio shares held.......................    167,570,605     169,214,868      186,294,077       6,128        6,535
  Portfolio net asset value per share......... $        13.37  $        12.10   $        13.31    $  64.15     $  56.02
  Investment in portfolio shares, at cost..... $1,772,230,142  $1,777,797,142   $1,987,757,735    $300,433     $303,140

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                               SUBACCOUNTS
                                               --------------------------------------------------------------------------
                                               AST J.P. MORGAN   AST GOLDMAN   AST FI PYRAMIS(R) PROFUND VP   PROFUND VP
                                               GLOBAL THEMATIC  SACHS MULTI-   ASSET ALLOCATION   CONSUMER  CONSUMER GOODS
                                                  PORTFOLIO    ASSET PORTFOLIO     PORTFOLIO      SERVICES    PORTFOLIO
                                               --------------- --------------- ----------------- ---------- --------------
                                                 01/01/2014      01/01/2014       01/01/2014     01/01/2014   01/01/2014
                                                     TO              TO               TO             TO           TO
                                                 12/31/2014      12/31/2014       12/31/2014     12/31/2014   12/31/2014
                                               --------------- --------------- ----------------- ---------- --------------
INVESTMENT INCOME
  Dividend income............................. $            -  $            -   $            -    $      -     $  1,425
                                               --------------  --------------   --------------    --------     --------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................     34,637,298      32,043,525       37,736,852       5,157        3,068
                                               --------------  --------------   --------------    --------     --------

NET INVESTMENT INCOME (LOSS)..................    (34,637,298)    (32,043,525)     (37,736,852)     (5,157)      (1,643)
                                               --------------  --------------   --------------    --------     --------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              -               -                -         369            -
  Realized gain (loss) on shares
   redeemed...................................     34,729,612      27,591,382       24,029,438      62,389       39,032
  Net change in unrealized gain (loss) on
   investments................................     98,252,706      50,023,510      104,476,065     (23,934)     (17,928)
                                               --------------  --------------   --------------    --------     --------

NET GAIN (LOSS) ON INVESTMENTS................    132,982,318      77,614,892      128,505,503      38,824       21,104
                                               --------------  --------------   --------------    --------     --------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $   98,345,020  $   45,571,367   $   90,768,651    $ 33,667     $ 19,461
                                               ==============  ==============   ==============    ========     ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                                 SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------
                                    PROFUND VP PROFUND VP             PROFUND VP PROFUND VP
PROFUND VP  PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP
FINANCIALS  HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE   GROWTH     VALUE
----------  ----------- ----------- ---------- ---------- ----------- ---------- ----------
 $917,036   $2,194,481   $376,001    $541,605   $504,823   $692,793   $ 757,344   $261,568
 --------   ----------   --------    --------   --------   --------   ---------   --------
 $917,036   $2,194,481   $376,001    $541,605   $504,823   $692,793   $ 757,344   $261,568
 ========   ==========   ========    ========   ========   ========   =========   ========

 $917,036   $2,194,481   $376,001    $541,605   $504,823   $692,793   $ 757,344   $261,568
 --------   ----------   --------    --------   --------   --------   ---------   --------
 $917,036   $2,194,481   $376,001    $541,605   $504,823   $692,793   $ 757,344   $261,568
 ========   ==========   ========    ========   ========   ========   =========   ========

   86,071      103,906     25,489      34,119     32,125     51,205      43,337     16,273
 ========   ==========   ========    ========   ========   ========   =========   ========

   29,085       34,342      6,234      11,234     11,988     11,026      20,223      6,181
 $  31.53   $    63.90   $  60.31    $  48.21   $  42.11   $  62.83   $   37.45   $  42.32
 $718,876   $1,551,836   $277,778    $450,481   $403,241   $564,467   $ 722,111   $224,242

                                 SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------
                                    PROFUND VP PROFUND VP             PROFUND VP PROFUND VP
PROFUND VP  PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP
FINANCIALS  HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE   GROWTH     VALUE
----------  ----------- ----------- ---------- ---------- ----------- ---------- ----------
01/01/2014  01/01/2014  01/01/2014  01/01/2014 01/01/2014 01/01/2014  01/01/2014 01/01/2014
    TO          TO          TO          TO         TO         TO          TO         TO
12/31/2014  12/31/2014  12/31/2014  12/31/2014 12/31/2014 12/31/2014  12/31/2014 12/31/2014
----------  ----------- ----------- ---------- ---------- ----------- ---------- ----------
 $  1,498   $    1,739   $  1,317    $      -   $  1,467   $ 10,654   $       -   $      -
 --------   ----------   --------    --------   --------   --------   ---------   --------

   12,507       26,019      5,980       8,253      9,267      9,494       8,519      4,516
 --------   ----------   --------    --------   --------   --------   ---------   --------

  (11,009)     (24,280)    (4,663)     (8,253)    (7,800)     1,160      (8,519)    (4,516)
 --------   ----------   --------    --------   --------   --------   ---------   --------

        -            -          -      51,832          -          -     127,865     21,039
  105,700      220,135     51,026      32,500    129,617     33,635      28,522     86,047

   (4,596)     213,384    (28,367)    (57,077)   (84,476)    94,630    (173,367)   (85,674)
 --------   ----------   --------    --------   --------   --------   ---------   --------

  101,104      433,519     22,659      27,255     45,141    128,265     (16,980)    21,412
 --------   ----------   --------    --------   --------   --------   ---------   --------

 $ 90,095   $  409,239   $ 17,996    $ 19,002   $ 37,341   $129,425   $ (25,499)  $ 16,896
 ========   ==========   ========    ========   ========   ========   =========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                          SUBACCOUNTS
                                               -----------------------------------------------------------------
                                                                                                      AST BOSTON
                                                                                                       PARTNERS
                                                                             PROFUND VP  PROFUND VP   LARGE-CAP
                                                   PROFUND VP     PROFUND VP LARGE-CAP   LARGE-CAP      VALUE
                                               TELECOMMUNICATIONS UTILITIES    GROWTH      VALUE      PORTFOLIO
                                               ------------------ ---------- ----------  ----------  -----------
ASSETS
  Investment in the portfolios, at fair value.      $97,363        $820,750  $1,831,986  $1,541,902  $93,045,505
                                                    -------        --------  ----------  ----------  -----------
  Net Assets..................................      $97,363        $820,750  $1,831,986  $1,541,902  $93,045,505
                                                    =======        ========  ==========  ==========  ===========

NET ASSETS, representing:
  Accumulation units..........................      $97,363        $820,750  $1,831,986  $1,541,902  $93,045,505
                                                    -------        --------  ----------  ----------  -----------
                                                    $97,363        $820,750  $1,831,986  $1,541,902  $93,045,505
                                                    =======        ========  ==========  ==========  ===========

  Units outstanding...........................        8,571          54,742     114,837     118,810    6,071,839
                                                    =======        ========  ==========  ==========  ===========

  Portfolio shares held.......................       11,428          18,894      32,011      39,966    5,095,592
  Portfolio net asset value per share.........      $  8.52        $  43.44  $    57.23  $    38.58  $     18.26
  Investment in portfolio shares, at cost.....      $92,128        $655,114  $1,406,456  $1,198,219  $68,133,118

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                          SUBACCOUNTS
                                               -----------------------------------------------------------------
                                                                                                      AST BOSTON
                                                                                                       PARTNERS
                                                                             PROFUND VP  PROFUND VP   LARGE-CAP
                                                   PROFUND VP     PROFUND VP LARGE-CAP   LARGE-CAP      VALUE
                                               TELECOMMUNICATIONS UTILITIES    GROWTH      VALUE      PORTFOLIO
                                               ------------------ ---------- ----------  ----------  -----------
                                                   01/01/2014     01/01/2014 01/01/2014  01/01/2014   01/01/2014
                                                       TO             TO         TO          TO           TO
                                                   12/31/2014     12/31/2014 12/31/2014  12/31/2014   12/31/2014
                                               ------------------ ---------- ----------  ----------  -----------
INVESTMENT INCOME
  Dividend income.............................      $ 5,256        $ 11,749  $    1,491  $    9,072  $         -
                                                    -------        --------  ----------  ----------  -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................        1,962           8,241      19,362      19,214    1,510,220
                                                    -------        --------  ----------  ----------  -----------

NET INVESTMENT INCOME (LOSS)..................        3,294           3,508     (17,871)    (10,142)  (1,510,220)
                                                    -------        --------  ----------  ----------  -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            -               -           -           -            -
  Realized gain (loss) on shares
   redeemed...................................        4,448          50,173      79,361      86,788    4,619,729
  Net change in unrealized gain (loss) on
   investments................................       (7,260)        103,851      87,400      37,630    3,997,423
                                                    -------        --------  ----------  ----------  -----------

NET GAIN (LOSS) ON INVESTMENTS................       (2,812)        154,024     166,761     124,418    8,617,152
                                                    -------        --------  ----------  ----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................      $   482        $157,532  $  148,890  $  114,276  $ 7,106,932
                                                    =======        ========  ==========  ==========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15

                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
                                                              WELLS FARGO  WELLS FARGO   WELLS FARGO    WELLS FARGO
AST JENNISON                                                 ADVANTAGE VT  ADVANTAGE VT ADVANTAGE VT   ADVANTAGE VT
 LARGE-CAP                                                   INTERNATIONAL OMEGA GROWTH   SMALL CAP   SMALL CAP VALUE
   GROWTH          AST BOND       AST BOND       AST BOND    EQUITY FUND -    FUND -    GROWTH FUND -     FUND -
 PORTFOLIO      PORTFOLIO 2020 PORTFOLIO 2017 PORTFOLIO 2021    CLASS 1      CLASS 1       CLASS 1        CLASS 1
------------    -------------- -------------- -------------- ------------- ------------ ------------- ---------------
$136,715,045     $26,327,304    $73,049,516    $100,683,250    $454,330     $1,026,985    $ 445,017      $996,636
------------     -----------    -----------    ------------    --------     ----------    ---------      --------
$136,715,045     $26,327,304    $73,049,516    $100,683,250    $454,330     $1,026,985    $ 445,017      $996,636
============     ===========    ===========    ============    ========     ==========    =========      ========

$136,715,045     $26,327,304    $73,049,516    $100,683,250    $454,330     $1,026,985    $ 445,017      $996,636
------------     -----------    -----------    ------------    --------     ----------    ---------      --------
$136,715,045     $26,327,304    $73,049,516    $100,683,250    $454,330     $1,026,985    $ 445,017      $996,636
============     ===========    ===========    ============    ========     ==========    =========      ========

   7,910,969       2,158,811      6,505,236       8,022,325      29,874        333,847       25,406        70,612
============     ===========    ===========    ============    ========     ==========    =========      ========

   6,519,554       4,019,436      6,052,155       7,181,402      92,343         37,250       44,149        89,384
$      20.97     $      6.55    $     12.07    $      14.02    $   4.92     $    27.57    $   10.08      $  11.15
$102,203,108     $25,633,282    $71,120,252    $ 96,351,965    $440,218     $  828,681    $ 326,883      $700,186

                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
                                                              WELLS FARGO  WELLS FARGO   WELLS FARGO    WELLS FARGO
AST JENNISON                                                 ADVANTAGE VT  ADVANTAGE VT ADVANTAGE VT   ADVANTAGE VT
 LARGE-CAP                                                   INTERNATIONAL OMEGA GROWTH   SMALL CAP   SMALL CAP VALUE
   GROWTH          AST BOND       AST BOND       AST BOND    EQUITY FUND -    FUND -    GROWTH FUND -     FUND -
 PORTFOLIO      PORTFOLIO 2020 PORTFOLIO 2017 PORTFOLIO 2021    CLASS 1      CLASS 1       CLASS 1        CLASS 1
------------    -------------- -------------- -------------- ------------- ------------ ------------- ---------------
 01/01/2014       01/01/2014     01/01/2014     01/01/2014    01/01/2014    01/01/2014   01/01/2014     01/01/2014
     TO               TO             TO             TO            TO            TO           TO             TO
 12/31/2014       12/31/2014     12/31/2014     12/31/2014    12/31/2014    12/31/2014   12/31/2014     12/31/2014
------------    -------------- -------------- -------------- ------------- ------------ ------------- ---------------
$          -     $         -    $         -    $          -    $ 15,865     $        -    $       -      $  7,232
------------     -----------    -----------    ------------    --------     ----------    ---------      --------


   1,985,602         574,842      1,871,629       2,157,051       8,927         19,868        8,892        19,723
------------     -----------    -----------    ------------    --------     ----------    ---------      --------

  (1,985,602)       (574,842)    (1,871,629)     (2,157,051)      6,938        (19,868)      (8,892)      (12,491)
------------     -----------    -----------    ------------    --------     ----------    ---------      --------

           -               -              -               -      12,410        220,607       48,695             -
   7,323,668         455,900      1,333,052       1,638,465       9,585        137,868       52,271        86,660

   3,462,386       1,223,623         15,030       4,962,818     (66,318)      (313,385)    (115,227)      (35,086)
------------     -----------    -----------    ------------    --------     ----------    ---------      --------

  10,786,054       1,679,523      1,348,082       6,601,283     (44,323)        45,090      (14,261)       51,574
------------     -----------    -----------    ------------    --------     ----------    ---------      --------

$  8,800,452     $ 1,104,681    $  (523,547)   $  4,444,232    $(37,385)    $   25,222    $ (23,153)     $ 39,083
============     ===========    ===========    ============    ========     ==========    =========      ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------

                                                                                                  WELLS FARGO
                                                              AST QUANTITATIVE   AST BLACKROCK    ADVANTAGE VT  AST PRUDENTIAL
                                                  AST BOND        MODELING     GLOBAL STRATEGIES  OPPORTUNITY     CORE BOND
                                               PORTFOLIO 2022    PORTFOLIO         PORTFOLIO     FUND - CLASS 1   PORTFOLIO
                                               -------------- ---------------- ----------------- -------------- --------------
ASSETS
  Investment in the portfolios, at fair value.  $48,234,103     $545,768,652    $1,852,566,117     $1,586,308    $194,170,722
                                                -----------     ------------    --------------     ----------    ------------
  Net Assets..................................  $48,234,103     $545,768,652    $1,852,566,117     $1,586,308    $194,170,722
                                                ===========     ============    ==============     ==========    ============

NET ASSETS, representing:
  Accumulation units..........................  $48,234,103     $545,768,652    $1,852,566,117     $1,586,308    $194,170,722
                                                -----------     ------------    --------------     ----------    ------------
                                                $48,234,103     $545,768,652    $1,852,566,117     $1,586,308    $194,170,722
                                                ===========     ============    ==============     ==========    ============

  Units outstanding...........................    4,100,728       43,953,498       163,477,249         92,946      18,101,692
                                                ===========     ============    ==============     ==========    ============

  Portfolio shares held.......................    3,744,884       41,128,007       154,380,510         55,042      17,336,672
  Portfolio net asset value per share.........  $     12.88     $      13.27    $        12.00     $    28.82    $      11.20
  Investment in portfolio shares, at cost.....  $46,096,546     $452,914,004    $1,567,616,597     $  942,362    $186,187,675

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------

                                                                                                  WELLS FARGO
                                                              AST QUANTITATIVE   AST BLACKROCK    ADVANTAGE VT  AST PRUDENTIAL
                                                  AST BOND        MODELING     GLOBAL STRATEGIES  OPPORTUNITY     CORE BOND
                                               PORTFOLIO 2022    PORTFOLIO         PORTFOLIO     FUND - CLASS 1   PORTFOLIO
                                               -------------- ---------------- ----------------- -------------- --------------
                                                 01/01/2014      01/01/2014       01/01/2014       01/01/2014     01/01/2014
                                                     TO              TO               TO               TO             TO
                                                 12/31/2014      12/31/2014       12/31/2014       12/31/2014     12/31/2014
                                               -------------- ---------------- ----------------- -------------- --------------
INVESTMENT INCOME
  Dividend income.............................  $         -     $          -    $            -     $    4,764    $          -
                                                -----------     ------------    --------------     ----------    ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................    1,295,450        7,572,049        29,783,719         28,197       2,274,171
                                                -----------     ------------    --------------     ----------    ------------

NET INVESTMENT INCOME (LOSS)..................   (1,295,450)      (7,572,049)      (29,783,719)       (23,433)     (2,274,171)
                                                -----------     ------------    --------------     ----------    ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            -                -                 -              -               -
  Realized gain (loss) on shares
   redeemed...................................      287,882        3,026,982        24,189,212         98,920         749,643
  Net change in unrealized gain (loss) on
   investments................................    5,552,214       25,913,736        61,847,674         63,160       9,020,445
                                                -----------     ------------    --------------     ----------    ------------

NET GAIN (LOSS) ON INVESTMENTS................    5,840,096       28,940,718        86,036,886        162,080       9,770,088
                                                -----------     ------------    --------------     ----------    ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $ 4,544,646     $ 21,368,669    $   56,253,167     $  138,647    $  7,495,917
                                                ===========     ============    ==============     ==========    ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                               AST FRANKLIN
                                TEMPLETON         AST NEW      AST WESTERN     AST MFS                       AST AQR
AST NEUBERGER                 FOUNDING FUNDS  DISCOVERY ASSET ASSET EMERGING  LARGE-CAP                  EMERGING MARKETS
 BERMAN CORE      AST BOND      ALLOCATION      ALLOCATION     MARKETS DEBT     VALUE        AST BOND         EQUITY
BOND PORTFOLIO PORTFOLIO 2023   PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO 2024    PORTFOLIO
-------------- -------------- --------------  --------------- -------------- -----------  -------------- ----------------
 $55,954,533    $94,025,241   $3,173,775,762   $491,761,756     $2,477,276   $32,564,640   $55,944,901      $2,022,877
 -----------    -----------   --------------   ------------     ----------   -----------   -----------      ----------
 $55,954,533    $94,025,241   $3,173,775,762   $491,761,756     $2,477,276   $32,564,640   $55,944,901      $2,022,877
 ===========    ===========   ==============   ============     ==========   ===========   ===========      ==========

 $55,954,533    $94,025,241   $3,173,775,762   $491,761,756     $2,477,276   $32,564,640   $55,944,901      $2,022,877
 -----------    -----------   --------------   ------------     ----------   -----------   -----------      ----------
 $55,954,533    $94,025,241   $3,173,775,762   $491,761,756     $2,477,276   $32,564,640   $55,944,901      $2,022,877
 ===========    ===========   ==============   ============     ==========   ===========   ===========      ==========

   5,454,412      9,385,875      237,596,497     39,863,759        263,440     2,236,302     5,709,998         208,732
 ===========    ===========   ==============   ============     ==========   ===========   ===========      ==========

   5,171,399      8,787,406      227,347,834     38,150,640        254,602     2,141,002     5,479,422         203,919
 $     10.82    $     10.70   $        13.96   $      12.89     $     9.73   $     15.21   $     10.21      $     9.92
 $54,343,701    $86,138,923   $2,466,276,455   $423,910,129     $2,553,648   $28,876,423   $52,322,811      $2,095,547

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                               AST FRANKLIN
                                TEMPLETON         AST NEW      AST WESTERN     AST MFS                       AST AQR
AST NEUBERGER                 FOUNDING FUNDS  DISCOVERY ASSET ASSET EMERGING  LARGE-CAP                  EMERGING MARKETS
 BERMAN CORE      AST BOND      ALLOCATION      ALLOCATION     MARKETS DEBT     VALUE        AST BOND         EQUITY
BOND PORTFOLIO PORTFOLIO 2023   PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO 2024    PORTFOLIO
-------------- -------------- --------------  --------------- -------------- -----------  -------------- ----------------
  01/01/2014     01/01/2014     01/01/2014      01/01/2014      01/01/2014    01/01/2014    01/01/2014      01/01/2014
      TO             TO             TO              TO              TO            TO            TO              TO
  12/31/2014     12/31/2014     12/31/2014      12/31/2014      12/31/2014    12/31/2014    12/31/2014      12/31/2014
-------------- -------------- --------------  --------------- -------------- -----------  -------------- ----------------
 $         -    $         -   $            -   $          -     $        -   $         -   $         -      $        -
 -----------    -----------   --------------   ------------     ----------   -----------   -----------      ----------

     766,481      3,096,259       53,529,937      7,036,195         26,044       362,769     1,029,700          23,844
 -----------    -----------   --------------   ------------     ----------   -----------   -----------      ----------

    (766,481)    (3,096,259)     (53,529,937)    (7,036,195)       (26,044)     (362,769)   (1,029,700)        (23,844)
 -----------    -----------   --------------   ------------     ----------   -----------   -----------      ----------

           -              -                -              -              -             -             -               -
     260,435      4,663,579       58,417,758      5,462,919         (6,330)      668,903     1,793,465           5,809
   1,926,951     13,892,738       46,472,246     16,704,893        (16,733)    1,804,277     5,530,676         (95,972)
 -----------    -----------   --------------   ------------     ----------   -----------   -----------      ----------

   2,187,386     18,556,317      104,890,004     22,167,812        (23,063)    2,473,180     7,324,141         (90,163)
 -----------    -----------   --------------   ------------     ----------   -----------   -----------      ----------

 $ 1,420,905    $15,460,058   $   51,360,067   $ 15,131,617     $  (49,107)  $ 2,110,411   $ 6,294,441      $ (114,007)
 ===========    ===========   ==============   ============     ==========   ===========   ===========      ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                     AST            AST            AST             AST             AST
                                                 CLEARBRIDGE    QMA EMERGING   MULTI-SECTOR     BLACKROCK   FRANKLIN TEMPLETON
                                               DIVIDEND GROWTH MARKETS EQUITY  FIXED INCOME    ISHARES ETF    FOUNDING FUNDS
                                                  PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO     PLUS PORTFOLIO
                                               --------------- -------------- --------------  ------------  ------------------
ASSETS
  Investment in the portfolios, at fair value.   $53,805,106     $1,638,694   $2,421,325,512  $187,269,716     $716,686,319
                                                 -----------     ----------   --------------  ------------     ------------
  Net Assets..................................   $53,805,106     $1,638,694   $2,421,325,512  $187,269,716     $716,686,319
                                                 ===========     ==========   ==============  ============     ============

NET ASSETS, representing:
  Accumulation units..........................   $53,805,106     $1,638,694   $2,421,325,512  $187,269,716     $716,686,319
                                                 -----------     ----------   --------------  ------------     ------------
                                                 $53,805,106     $1,638,694   $2,421,325,512  $187,269,716     $716,686,319
                                                 ===========     ==========   ==============  ============     ============

  Units outstanding...........................     4,131,841        174,766      233,396,995    17,481,322       65,536,548
                                                 ===========     ==========   ==============  ============     ============

  Portfolio shares held.......................     4,003,356        172,494      225,239,582    17,024,520       63,875,786
  Portfolio net asset value per share.........   $     13.44     $     9.50   $        10.75  $      11.00     $      11.22
  Investment in portfolio shares, at cost.....   $48,990,561     $1,708,662   $2,276,062,646  $179,692,550     $692,270,499

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                     AST            AST            AST             AST             AST
                                                 CLEARBRIDGE    QMA EMERGING   MULTI-SECTOR     BLACKROCK   FRANKLIN TEMPLETON
                                               DIVIDEND GROWTH MARKETS EQUITY  FIXED INCOME    ISHARES ETF    FOUNDING FUNDS
                                                  PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO     PLUS PORTFOLIO
                                               --------------- -------------- --------------  ------------  ------------------
                                                 01/01/2014      01/01/2014     01/01/2014     01/01/2014       01/01/2014
                                                     TO              TO             TO             TO               TO
                                                 12/31/2014      12/31/2014     12/31/2014     12/31/2014       12/31/2014
                                               --------------- -------------- --------------  ------------  ------------------
INVESTMENT INCOME
  Dividend income.............................   $         -     $        -   $            -  $          -     $          -
                                                 -----------     ----------   --------------  ------------     ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................       530,524         12,728       30,113,342     2,144,060        8,719,364
                                                 -----------     ----------   --------------  ------------     ------------

NET INVESTMENT INCOME (LOSS)..................      (530,524)       (12,728)     (30,113,342)   (2,144,060)      (8,719,364)
                                                 -----------     ----------   --------------  ------------     ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........             -              -                -             -                -
  Realized gain (loss) on shares
   redeemed...................................       621,472          5,238           23,331       477,638        2,409,174
  Net change in unrealized gain (loss) on
   investments................................     3,656,110        (76,538)     141,380,488     3,752,108        4,995,592
                                                 -----------     ----------   --------------  ------------     ------------

NET GAIN (LOSS) ON INVESTMENTS................     4,277,582        (71,300)     141,403,819     4,229,746        7,404,766
                                                 -----------     ----------   --------------  ------------     ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $ 3,747,058     $  (84,028)  $  111,290,477  $  2,085,686     $ (1,314,598)
                                                 ===========     ==========   ==============  ============     ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
      AST          AST         AST                      AST T. ROWE     AST GOLDMAN       AST T. ROWE            AST
DEFENSIVE ASSET    AQR         QMA                     PRICE GROWTH    SACHS GLOBAL    PRICE DIVERSIFIED PRUDENTIAL FLEXIBLE
  ALLOCATION    LARGE-CAP   LARGE-CAP      AST BOND    OPPORTUNITIES GROWTH ALLOCATION    REAL GROWTH      MULTI-STRATEGY
   PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO 2025   PORTFOLIO       PORTFOLIO         PORTFOLIO          PORTFOLIO
--------------- ----------  ----------  -------------- ------------- ----------------- ----------------- -------------------
 $177,915,933   $2,526,772  $2,452,958   $30,229,896   $285,796,937     $3,753,353        $8,118,394         $5,103,017
 ------------   ----------  ----------   -----------   ------------     ----------        ----------         ----------
 $177,915,933   $2,526,772  $2,452,958   $30,229,896   $285,796,937     $3,753,353        $8,118,394         $5,103,017
 ============   ==========  ==========   ===========   ============     ==========        ==========         ==========

 $177,915,933   $2,526,772  $2,452,958   $30,229,896   $285,796,937     $3,753,353        $8,118,394         $5,103,017
 ------------   ----------  ----------   -----------   ------------     ----------        ----------         ----------
 $177,915,933   $2,526,772  $2,452,958   $30,229,896   $285,796,937     $3,753,353        $8,118,394         $5,103,017
 ============   ==========  ==========   ===========   ============     ==========        ==========         ==========

   17,738,989      199,303     197,046     2,681,111     27,150,543        366,409           784,123            483,991
 ============   ==========  ==========   ===========   ============     ==========        ==========         ==========

   17,256,638      189,698     180,232     2,626,403     26,785,092        364,757           780,615            481,871
 $      10.31   $    13.32  $    13.61   $     11.51   $      10.67     $    10.29        $    10.40         $    10.59
 $172,435,409   $2,350,676  $2,346,521   $29,086,728   $279,309,333     $3,744,651        $8,104,166         $5,043,024

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
      AST          AST         AST                      AST T. ROWE     AST GOLDMAN       AST T. ROWE            AST
DEFENSIVE ASSET    AQR         QMA                     PRICE GROWTH    SACHS GLOBAL    PRICE DIVERSIFIED PRUDENTIAL FLEXIBLE
  ALLOCATION    LARGE-CAP   LARGE-CAP      AST BOND    OPPORTUNITIES GROWTH ALLOCATION    REAL GROWTH      MULTI-STRATEGY
   PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO 2025   PORTFOLIO       PORTFOLIO         PORTFOLIO          PORTFOLIO
--------------- ----------  ----------  -------------- ------------- ----------------- ----------------- -------------------
  01/01/2014    01/01/2014  01/01/2014   01/02/2014*    02/10/2014*     04/28/2014*       04/28/2014*        04/28/2014*
      TO            TO          TO            TO            TO              TO                TO                 TO
  12/31/2014    12/31/2014  12/31/2014    12/31/2014    12/31/2014      12/31/2014        12/31/2014         12/31/2014
--------------- ----------  ----------  -------------- ------------- ----------------- ----------------- -------------------
 $          -   $        -  $        -   $         -   $          -     $        -        $        -         $        -
 ------------   ----------  ----------   -----------   ------------     ----------        ----------         ----------

    2,018,021       16,350      10,744       179,787      1,879,043          5,743            14,612              8,304
 ------------   ----------  ----------   -----------   ------------     ----------        ----------         ----------

   (2,018,021)     (16,350)    (10,744)     (179,787)    (1,879,043)        (5,743)          (14,612)            (8,304)
 ------------   ----------  ----------   -----------   ------------     ----------        ----------         ----------

            -            -           -             -              -              -                 -                  -
    1,451,784       53,927      16,112       150,336         (2,176)        (4,635)           (1,395)             1,386
    4,219,183      126,616      98,174     1,143,168      6,487,604          8,702            14,228             59,993
 ------------   ----------  ----------   -----------   ------------     ----------        ----------         ----------

    5,670,967      180,543     114,286     1,293,504      6,485,428          4,067            12,833             61,379
 ------------   ----------  ----------   -----------   ------------     ----------        ----------         ----------

 $  3,652,946   $  164,193  $  103,542   $ 1,113,717   $  4,606,385     $   (1,676)       $   (1,779)        $   53,075
 ============   ==========  ==========   ===========   ============     ==========        ==========         ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A20

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                     SUBACCOUNTS
                                               ------------------------------------------------------
                                                   AST      AST FRANKLIN
                                                BLACKROCK     TEMPLETON                       AST
                                               MULTI-ASSET    K2 GLOBAL         AST         MANAGED
                                                 INCOME    ABSOLUTE RETURN MANAGED EQUITY FIXED-INCOME
                                                PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                               ----------- --------------- -------------- ------------
ASSETS
  Investment in the portfolios, at fair value. $7,530,268    $1,746,156      $2,585,806    $4,355,800
                                               ----------    ----------      ----------    ----------
  Net Assets.................................. $7,530,268    $1,746,156      $2,585,806    $4,355,800
                                               ==========    ==========      ==========    ==========

NET ASSETS, representing:
  Accumulation units.......................... $7,530,268    $1,746,156      $2,585,806    $4,355,800
                                               ----------    ----------      ----------    ----------
                                               $7,530,268    $1,746,156      $2,585,806    $4,355,800
                                               ==========    ==========      ==========    ==========

  Units outstanding...........................    755,686       180,215         251,326       434,449
                                               ==========    ==========      ==========    ==========

  Portfolio shares held.......................    752,275       179,461         250,320       432,552
  Portfolio net asset value per share......... $    10.01    $     9.73      $    10.33    $    10.07
  Investment in portfolio shares, at cost..... $7,570,710    $1,770,522      $2,571,375    $4,377,277

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                     SUBACCOUNTS
                                               ------------------------------------------------------
                                                   AST      AST FRANKLIN
                                                BLACKROCK     TEMPLETON                       AST
                                               MULTI-ASSET    K2 GLOBAL         AST         MANAGED
                                                 INCOME    ABSOLUTE RETURN MANAGED EQUITY FIXED-INCOME
                                                PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                               ----------- --------------- -------------- ------------
                                               04/28/2014*   04/28/2014*    04/28/2014*   04/28/2014*
                                                   TO            TO              TO            TO
                                               12/31/2014    12/31/2014      12/31/2014    12/31/2014
                                               ----------- --------------- -------------- ------------
INVESTMENT INCOME
  Dividend income............................. $        -    $        -      $        -    $        -
                                               ----------    ----------      ----------    ----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................     10,449         2,519           4,223         7,890
                                               ----------    ----------      ----------    ----------

NET INVESTMENT INCOME (LOSS)..................    (10,449)       (2,519)         (4,223)       (7,890)
                                               ----------    ----------      ----------    ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........          -             -               -             -
  Realized gain (loss) on shares
   redeemed...................................     (2,948)       (1,230)             74           (33)
  Net change in unrealized gain (loss) on
   investments................................    (40,442)      (24,366)         14,431       (21,477)
                                               ----------    ----------      ----------    ----------

NET GAIN (LOSS) ON INVESTMENTS................    (43,390)      (25,596)         14,505       (21,510)
                                               ----------    ----------      ----------    ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $  (53,839)   $  (28,115)     $   10,282    $  (29,400)
                                               ==========    ==========      ==========    ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                            SUBACCOUNTS (CONTINUED)
       -----------------------------------------------------------------
           AST FQ       AST JENNISON    AST GOLDMAN
          ABSOLUTE         GLOBAL          SACHS         AST LEGG MASON
       RETURN CURRENCY INFRASTRUCTURE STRATEGIC INCOME DIVERSIFIED GROWTH
          PORTFOLIO      PORTFOLIO       PORTFOLIO         PORTFOLIO
       --------------- -------------- ---------------- ------------------
          $318,258        $933,505       $1,248,297        $4,452,161
          --------        --------       ----------        ----------
          $318,258        $933,505       $1,248,297        $4,452,161
          ========        ========       ==========        ==========

          $318,258        $933,505       $1,248,297        $4,452,161
          --------        --------       ----------        ----------
          $318,258        $933,505       $1,248,297        $4,452,161
          ========        ========       ==========        ==========

            32,777          89,684          128,291           447,810
          ========        ========       ==========        ==========

            32,642          89,331          127,768           447,004
          $   9.75        $  10.45       $     9.77        $     9.96
          $323,971        $938,566       $1,261,673        $4,429,159

                            SUBACCOUNTS (CONTINUED)
       -----------------------------------------------------------------

           AST FQ       AST JENNISON    AST GOLDMAN
          ABSOLUTE         GLOBAL          SACHS         AST LEGG MASON
       RETURN CURRENCY INFRASTRUCTURE STRATEGIC INCOME DIVERSIFIED GROWTH
          PORTFOLIO      PORTFOLIO       PORTFOLIO         PORTFOLIO
       --------------- -------------- ---------------- ------------------
         04/28/2014*    04/28/2014*     04/28/2014*       04/28/2014*
             TO              TO              TO                TO
         12/31/2014      12/31/2014      12/31/2014        12/31/2014
       --------------- -------------- ---------------- ------------------
          $      -        $      -       $        -        $        -
          --------        --------       ----------        ----------

               266           1,029            1,929             2,674
          --------        --------       ----------        ----------

              (266)         (1,029)          (1,929)           (2,674)
          --------        --------       ----------        ----------

                 -               -                -                 -
              (665)           (110)          (2,033)                1
            (5,713)         (5,061)         (13,376)           23,002
          --------        --------       ----------        ----------

            (6,378)         (5,171)         (15,409)           23,003
          --------        --------       ----------        ----------

          $ (6,644)       $ (6,200)      $  (17,338)       $   20,329
          ========        ========       ==========        ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                    SUBACCOUNTS
                                ----------------------------------------------------------------------------------
                                  PRUDENTIAL MONEY MARKET   PRUDENTIAL DIVERSIFIED BOND      PRUDENTIAL EQUITY
                                         PORTFOLIO                   PORTFOLIO                   PORTFOLIO
                                --------------------------  --------------------------  --------------------------
                                 01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013
                                     TO            TO            TO            TO            TO            TO
                                 12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013
                                ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $ (1,986,246) $ (2,376,958) $   (503,027) $  5,381,497  $ (2,995,510) $ (2,880,909)
  Capital gains distributions
   received....................            -             -             -     6,013,507             -             -
  Realized gain (loss) on
   shares redeemed.............            -             -       619,943       888,726     8,074,287     4,260,364
  Net change in unrealized
   gain (loss) on
   investments.................            -             -    10,405,429   (16,832,553)    7,249,111    53,383,902
                                ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   (1,986,246)   (2,376,958)   10,522,345    (4,548,823)   12,327,888    54,763,357
                                ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    1,295,340     1,793,401       620,868       790,150       873,041       932,130
  Annuity Payments.............   (1,108,469)   (1,741,326)     (994,024)   (2,192,738)     (780,789)     (830,733)
  Surrenders, withdrawals
   and death benefits..........  (33,251,340)  (36,447,614)  (21,850,842)  (23,753,121)  (20,335,501)  (21,703,775)
  Net transfers between
   other subaccounts or
   fixed rate option...........    8,116,439    12,374,173     1,439,892    (5,337,284)   (3,589,586)   (3,796,469)
  Other charges................     (165,938)     (214,921)      (52,477)      (73,966)     (174,649)     (191,592)
                                ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (25,113,968)  (24,236,287)  (20,836,583)  (30,566,959)  (24,007,484)  (25,590,439)
                                ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (27,100,214)  (26,613,245)  (10,314,238)  (35,115,782)  (11,679,596)   29,172,918

NET ASSETS
  Beginning of period..........  150,930,061   177,543,306   194,198,610   229,314,392   214,130,494   184,957,576
  End of period................ $123,829,847  $150,930,061  $183,884,372  $194,198,610  $202,450,898  $214,130,494
                                ============  ============  ============  ============  ============  ============

  Beginning units..............  127,982,851   149,308,419    81,006,929    93,666,356    79,925,071    90,862,124
  Units issued.................   30,334,060    45,284,597     3,266,670     5,597,971     2,523,680     2,064,252
  Units redeemed...............  (52,828,422)  (66,610,165)  (11,637,527)  (18,257,398)  (11,341,887)  (13,001,305)
                                ------------  ------------  ------------  ------------  ------------  ------------
  Ending units.................  105,488,489   127,982,851    72,636,072    81,006,929    71,106,864    79,925,071
                                ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                                          SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
PRUDENTIAL FLEXIBLE MANAGED   PRUDENTIAL CONSERVATIVE       PRUDENTIAL VALUE       PRUDENTIAL HIGH YIELD BOND
        PORTFOLIO               BALANCED PORTFOLIO              PORTFOLIO                   PORTFOLIO
--------------------------   ------------------------  --------------------------  --------------------------
 01/01/2014     01/01/2013    01/01/2014   01/01/2013   01/01/2014    01/01/2013    01/01/2014    01/01/2013
     TO             TO            TO           TO           TO            TO            TO            TO
 12/31/2014     12/31/2013    12/31/2014   12/31/2013   12/31/2014    12/31/2013    12/31/2014    12/31/2013
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
$  (193,942)   $  (192,424)  $  (269,465) $  (275,704) $ (4,655,133) $ (4,585,437) $  8,776,394  $ 10,045,945

          -              -             -            -             -             -             -             -

    457,871        284,777       797,672      705,139    13,599,970     6,006,421       579,963       317,096

    994,092      2,251,002       836,709    2,261,008    16,031,501    79,525,938    (6,601,487)    1,111,064
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

  1,258,021      2,343,355     1,364,916    2,690,443    24,976,338    80,946,922     2,754,870    11,474,105
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

     18,576         91,754        97,769       84,148     1,381,263     1,674,116     1,212,033       729,034
          -       (177,995)     (220,124)    (216,442)   (1,200,528)   (1,055,903)   (1,095,780)     (698,237)

 (1,732,476)    (1,892,627)   (2,270,007)  (2,913,919)  (36,907,175)  (33,748,891)  (27,575,714)  (26,835,282)

     61,920        428,306       200,025      393,363    (7,738,048)   (7,917,441)    1,952,111     1,114,721
          -              -             -            -      (419,347)     (457,771)     (250,018)     (287,507)
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

 (1,651,980)    (1,550,562)   (2,192,337)  (2,652,850)  (44,883,835)  (41,505,890)  (25,757,368)  (25,977,271)
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

   (393,959)       792,793      (827,421)      37,593   (19,907,497)   39,441,032   (23,002,498)  (14,503,166)

 14,279,727     13,486,934    19,635,619   19,598,026   316,368,012   276,926,980   201,311,229   215,814,395
$13,885,768    $14,279,727   $18,808,198  $19,635,619  $296,460,515  $316,368,012  $178,308,731  $201,311,229
===========    ===========   ===========  ===========  ============  ============  ============  ============

  5,641,597      6,313,280     8,177,079    9,348,598   116,025,662   133,539,907    47,472,568    53,646,031
     98,404        343,765       217,725      410,318     2,678,644     3,308,104     2,404,194     3,032,114
   (730,904)    (1,015,448)   (1,093,088)  (1,581,837)  (18,954,997)  (20,822,349)   (7,700,606)   (9,205,577)
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
  5,009,097      5,641,597     7,301,716    8,177,079    99,749,309   116,025,662    42,176,156    47,472,568
===========    ===========   ===========  ===========  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A24

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                 SUBACCOUNTS
                                ---------------------------------------------------------------------------------
                                PRUDENTIAL NATURAL RESOURCES   PRUDENTIAL STOCK INDEX        PRUDENTIAL GLOBAL
                                       PORTFOLIO                      PORTFOLIO                  PORTFOLIO
                                ---------------------------  --------------------------  ------------------------
                                 01/01/2014    01/01/2013     01/01/2014    01/01/2013    01/01/2014   01/01/2013
                                     TO            TO             TO            TO            TO           TO
                                 12/31/2014    12/31/2013     12/31/2014    12/31/2013    12/31/2014   12/31/2013
                                 -----------   ----------    ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $  (106,097)   $ (110,093)   $  4,847,637  $ (4,451,754) $  (951,579) $  (938,349)
  Capital gains distributions
   received....................           -             -      13,648,805             -            -            -
  Realized gain (loss) on
   shares redeemed.............     111,827        29,161      16,013,778    11,316,689    2,322,972    1,201,406
  Net change in unrealized
   gain (loss) on
   investments.................  (1,466,994)      738,728        (506,994)   71,205,071     (261,920)  14,066,398
                                 -----------    ----------   ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................  (1,461,264)      657,796      34,003,226    78,070,006    1,109,473   14,329,455
                                 -----------    ----------   ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................      11,242         9,037       1,281,124     1,452,457      280,489      384,803
  Annuity Payments.............     (92,117)         (121)     (1,695,875)   (1,127,568)    (292,569)    (137,794)
  Surrenders, withdrawals
   and death benefits..........    (455,813)     (703,833)    (35,358,252)  (33,388,568)  (6,672,215)  (6,403,990)
  Net transfers between
   other subaccounts or
   fixed rate option...........    (301,013)     (187,949)     (3,432,089)   (4,257,028)    (645,351)    (454,451)
  Other charges................           -             -        (370,762)     (416,022)     (78,305)     (83,842)
                                 -----------    ----------   ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................    (837,701)     (882,866)    (39,575,854)  (37,736,729)  (7,407,951)  (6,695,274)
                                 -----------    ----------   ------------  ------------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (2,298,965)     (225,070)     (5,572,628)   40,333,277   (6,298,478)   7,634,181

NET ASSETS
  Beginning of period..........   7,849,508     8,074,578     316,543,431   276,210,154   67,255,997   59,621,816
  End of period................ $ 5,550,543    $7,849,508    $310,970,803  $316,543,431  $60,957,519  $67,255,997
                                 ===========    ==========   ============  ============  ===========  ===========

  Beginning units..............   1,009,186     1,128,485     130,864,169   148,556,457   30,874,301   34,277,423
  Units issued.................      28,322        36,020       5,341,753     5,997,803      915,774    1,420,601
  Units redeemed...............    (134,108)     (155,319)    (21,784,089)  (23,690,091)  (4,403,510)  (4,823,723)
                                 -----------    ----------   ------------  ------------  -----------  -----------
  Ending units.................     903,400     1,009,186     114,421,833   130,864,169   27,386,565   30,874,301
                                 ===========    ==========   ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25

                                         SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
    PRUDENTIAL JENNISON       PRUDENTIAL SMALL CAPITALIZATION T. ROWE PRICE INTERNATIONAL T. ROWE PRICE EQUITY INCOME
         PORTFOLIO                 STOCK PORTFOLIO                 STOCK PORTFOLIO        PORTFOLIO - INVESTOR CLASS
--------------------------    ------------------------------  --------------------------  --------------------------
 01/01/2014      01/01/2013    01/01/2014      01/01/2013      01/01/2014    01/01/2013    01/01/2014    01/01/2013
     TO              TO            TO              TO              TO            TO            TO            TO
 12/31/2014      12/31/2013    12/31/2014      12/31/2013      12/31/2014    12/31/2013    12/31/2014    12/31/2013
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------
$ (4,433,617)   $ (4,155,356) $  (872,657)    $  (842,357)    $   (80,923)  $  (116,677)  $   259,714   $   107,551
           -               -            -               -         117,803             -             -             -
  21,510,578      12,469,452    3,532,193       2,231,806         395,716       324,802     3,349,892     1,965,147
   7,278,406      79,606,087     (423,764)     18,446,122        (972,680)    2,345,874       742,395    16,029,353
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------

  24,355,367      87,920,183    2,235,772      19,835,571        (540,084)    2,553,999     4,352,001    18,102,051
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------

   1,460,679       1,108,901      387,998         219,177          25,694        53,237       232,871       233,499
  (1,508,849)       (850,157)    (224,865)        (82,503)        (50,741)     (131,088)     (378,821)     (385,577)
 (33,082,608)    (28,486,834)  (6,057,582)     (6,212,793)     (1,856,301)   (1,942,515)   (7,741,273)   (5,922,199)
 (11,172,158)     (7,097,283)  (1,962,771)        199,926         313,066       315,178    (1,023,873)      303,991
    (286,331)       (300,537)     (14,424)        (15,878)         (5,442)       (7,190)      (19,473)      (23,190)
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------

 (44,589,267)    (35,625,910)  (7,871,644)     (5,892,071)     (1,573,724)   (1,712,378)   (8,930,569)   (5,793,476)
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------

 (20,233,900)     52,294,273   (5,635,872)     13,943,500      (2,113,808)      841,621    (4,578,568)   12,308,575

 317,172,024     264,877,751   67,442,401      53,498,901      22,371,031    21,529,410    79,490,475    67,181,900
$296,938,124    $317,172,024  $61,806,529     $67,442,401     $20,257,223   $22,371,031   $74,911,907   $79,490,475
============    ============   ===========     ===========    ===========   ===========   ===========   ===========

 120,569,230     136,588,442   15,356,388      16,924,329      13,481,283    14,598,599    25,950,012    28,066,857
   2,559,570       3,814,990      507,265       1,062,623         552,468     1,083,433       650,362     1,582,316
 (19,466,256)    (19,834,202)  (2,314,082)     (2,630,564)     (1,509,359)   (2,200,749)   (3,498,151)   (3,699,161)
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------
 103,662,544     120,569,230   13,549,571      15,356,388      12,524,392    13,481,283    23,102,223    25,950,012
============    ============   ===========     ===========    ===========   ===========   ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                   SUBACCOUNTS
                                --------------------------------------------------------------------------------
                                                                JANUS ASPEN JANUS        JANUS ASPEN OVERSEAS
                                 INVESCO V.I. CORE EQUITY   PORTFOLIO - INSTITUTIONAL  PORTFOLIO - INSTITUTIONAL
                                      FUND - SERIES I                SHARES                     SHARES
                                --------------------------  ------------------------  --------------------------
                                 01/01/2014    01/01/2013    01/01/2014   01/01/2013   01/01/2014    01/01/2013
                                     TO            TO            TO           TO           TO            TO
                                 12/31/2014    12/31/2013    12/31/2014   12/31/2013   12/31/2014    12/31/2013
                                ------------  ------------  -----------  -----------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $   (528,116) $    (14,643) $  (635,534) $  (360,673) $  3,950,124  $  1,618,081
  Capital gains distributions
   received....................      441,712             -    4,420,526            -     6,250,826             -
  Realized gain (loss) on
   shares redeemed.............    5,421,923     3,530,675    1,951,916    1,050,226     1,761,172     2,422,841
  Net change in unrealized
   gain (loss) on
   investments.................      797,770    18,753,602      950,592   14,195,837   (23,494,194)    7,412,332
                                ------------  ------------  -----------  -----------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    6,133,289    22,269,634    6,687,500   14,885,390   (11,532,072)   11,453,254
                                ------------  ------------  -----------  -----------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................      290,910       135,341      233,675      227,389       199,389       530,726
  Annuity Payments.............     (814,816)     (417,804)    (449,498)    (184,438)     (236,665)     (414,520)
  Surrenders, withdrawals
   and death benefits..........  (10,273,193)   (8,651,618)  (5,590,169)  (5,469,357)   (7,949,418)   (8,188,754)
  Net transfers between
   other subaccounts or
   fixed rate option...........   (1,743,351)   (1,298,321)  (1,467,282)  (1,542,262)     (950,811)   (3,104,228)
  Other charges................      (32,228)      (37,396)     (23,476)     (27,367)      (26,728)      (34,179)
                                ------------  ------------  -----------  -----------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (12,572,678)  (10,269,798)  (7,296,750)  (6,996,035)   (8,964,233)  (11,210,955)
                                ------------  ------------  -----------  -----------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   (6,439,389)   11,999,836     (609,250)   7,889,355   (20,496,305)      242,299

NET ASSETS
  Beginning of period..........   97,179,814    85,179,978   63,509,198   55,619,843    96,032,116    95,789,817
  End of period................ $ 90,740,425  $ 97,179,814  $62,899,948  $63,509,198  $ 75,535,811  $ 96,032,116
                                ============  ============  ===========  ===========  ============  ============

  Beginning units..............   38,676,716    43,197,523   28,310,079   31,862,550    25,330,800    28,534,247
  Units issued.................      437,739       821,168      416,917      494,754       640,086       847,811
  Units redeemed...............   (5,257,633)   (5,341,975)  (3,573,323)  (4,047,225)   (3,043,101)   (4,051,258)
                                ------------  ------------  -----------  -----------  ------------  ------------
  Ending units.................   33,856,822    38,676,716   25,153,673   28,310,079    22,927,785    25,330,800
                                ============  ============  ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
                                                                                   FRANKLIN SMALL-MID CAP
MFS(R) RESEARCH SERIES -       MFS(R) GROWTH SERIES -                                    GROWTH VIP
      INITIAL CLASS                 INITIAL CLASS        VP VALUE FUND - CLASS I       FUND - CLASS 2
------------------------      ------------------------  ------------------------  ------------------------
 01/01/2014     01/01/2013     01/01/2014   01/01/2013   01/01/2014   01/01/2013   01/01/2014   01/01/2013
     TO             TO             TO           TO           TO           TO           TO           TO
 12/31/2014     12/31/2013     12/31/2014   12/31/2013   12/31/2014   12/31/2013   12/31/2014   12/31/2013
-----------    -----------    -----------  -----------  -----------  -----------  -----------  -----------
$  (120,652)   $  (213,047)   $  (798,517) $  (668,327) $    43,344  $    70,043  $  (404,102) $  (384,966)
  1,532,829         49,421      4,079,711      426,007            -            -    5,628,732    1,773,937
  1,313,531        762,844      3,416,274    2,131,378    1,098,091      565,316      524,295      440,543
 (1,026,053)     4,680,625     (2,334,140)  15,474,041    2,146,098    6,520,687   (4,124,430)   6,680,735
-----------    -----------    -----------  -----------  -----------  -----------  -----------  -----------

  1,699,655      5,279,843      4,363,328   17,363,099    3,287,533    7,156,046    1,624,495    8,510,249
-----------    -----------    -----------  -----------  -----------  -----------  -----------  -----------

     70,301         98,274        331,100      269,211      327,600       72,918      129,750       50,200
    (62,421)       (86,734)      (261,109)    (216,130)    (103,331)     (59,358)    (136,467)    (131,235)
 (2,318,967)    (1,461,249)    (6,382,799)  (4,881,050)  (3,569,589)  (2,419,308)  (2,889,150)  (2,681,040)
   (794,705)       236,546       (973,162)    (241,212)      39,499    1,575,688     (585,051)    (499,298)
     (6,063)        (7,004)       (21,442)     (24,611)      (7,174)      (7,921)      (9,036)     (10,870)
-----------    -----------    -----------  -----------  -----------  -----------  -----------  -----------

 (3,111,855)    (1,220,167)    (7,307,412)  (5,093,792)  (3,312,995)    (837,981)  (3,489,954)  (3,272,243)
-----------    -----------    -----------  -----------  -----------  -----------  -----------  -----------

 (1,412,200)     4,059,676     (2,944,084)  12,269,307      (25,462)   6,318,065   (1,865,459)   5,238,006

 21,699,752     17,640,076     64,474,846   52,205,539   30,803,351   24,485,286   30,316,921   25,078,915
$20,287,552    $21,699,752    $61,530,762  $64,474,846  $30,777,889  $30,803,351  $28,451,462  $30,316,921
===========    ===========    ===========  ===========  ===========  ===========  ===========  ===========

  8,883,436      9,422,324     25,117,592   27,447,081   10,636,411   10,985,367   11,730,730   13,253,331
    107,997        803,697        745,141    1,178,387      517,042    1,371,823      351,028      651,842
 (1,350,861)    (1,342,585)    (3,551,646)  (3,507,876)  (1,615,850)  (1,720,779)  (1,695,640)  (2,174,443)
-----------    -----------    -----------  -----------  -----------  -----------  -----------  -----------
  7,640,572      8,883,436     22,311,087   25,117,592    9,537,603   10,636,411   10,386,118   11,730,730
===========    ===========    ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                 SUBACCOUNTS
                                ----------------------------------------------------------------------------
                                                                                        ALLIANCEBERNSTEIN
                                PRUDENTIAL JENNISON 20/20                             VPS LARGE CAP GROWTH
                                     FOCUS PORTFOLIO        DAVIS VALUE PORTFOLIO      PORTFOLIO - CLASS B
                                ------------------------  ------------------------  ------------------------
                                 01/01/2014   01/01/2013   01/01/2014   01/01/2013   01/01/2014   01/01/2013
                                     TO           TO           TO           TO           TO           TO
                                 12/31/2014   12/31/2013   12/31/2014   12/31/2013   12/31/2014   12/31/2013
                                -----------  -----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $  (724,683) $  (699,245) $  (144,080) $  (162,887) $  (102,438) $   (84,944)
  Capital gains distributions
   received....................           -            -    5,808,652    2,070,853            -            -
  Realized gain (loss) on
   shares redeemed.............   2,833,497    2,458,494      785,383      736,206      567,705      328,966
  Net change in unrealized
   gain (loss) on
   investments.................     766,629   10,614,467   (5,134,353)   5,303,737      371,025    1,603,892
                                -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   2,875,443   12,373,716    1,315,602    7,947,909      836,292    1,847,914
                                -----------  -----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     174,174      403,621      108,832      106,459        3,345       42,144
  Annuity Payments.............    (151,336)    (246,693)     (61,646)    (151,310)     (22,660)     (18,489)
  Surrenders, withdrawals
   and death benefits..........  (4,485,856)  (5,063,369)  (2,279,306)  (2,561,381)    (873,810)    (772,625)
  Net transfers between
   other subaccounts or
   fixed rate option...........  (1,190,988)  (1,721,611)  (1,040,985)  (1,450,881)     544,547      833,807
  Other charges................     (13,976)     (16,408)      (7,185)      (8,218)      (1,540)      (1,550)
                                -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (5,667,982)  (6,644,460)  (3,280,290)  (4,065,331)    (350,118)      83,287
                                -----------  -----------  -----------  -----------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (2,792,539)   5,729,256   (1,964,688)   3,882,578      486,174    1,931,201

NET ASSETS
  Beginning of period..........  52,712,164   46,982,908   30,760,095   26,877,517    7,205,255    5,274,054
  End of period................ $49,919,625  $52,712,164  $28,795,407  $30,760,095  $ 7,691,429  $ 7,205,255
                                ===========  ===========  ===========  ===========  ===========  ===========

  Beginning units..............  22,694,156   25,911,417   20,231,593   23,262,060    7,839,359    7,752,620
  Units issued.................     590,164    1,191,999      234,340      383,690    1,400,187    1,811,129
  Units redeemed...............  (2,951,762)  (4,409,260)  (2,358,116)  (3,414,157)  (1,782,263)  (1,724,390)
                                -----------  -----------  -----------  -----------  -----------  -----------
  Ending units.................  20,332,558   22,694,156   18,107,817   20,231,593    7,457,283    7,839,359
                                ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29

                                          SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
                                                                 PRUDENTIAL SP
PRUDENTIAL SP SMALL CAP VALUE      JANUS ASPEN JANUS       PRUDENTIAL U.S. EMERGING   PRUDENTIAL SP INTERNATIONAL
         PORTFOLIO             PORTFOLIO - SERVICE SHARES      GROWTH PORTFOLIO           GROWTH PORTFOLIO
----------------------------   ------------------------   --------------------------  --------------------------
 01/01/2014      01/01/2013     01/01/2014    01/01/2013   01/01/2014    01/01/2013    01/01/2014    01/01/2013
     TO              TO             TO            TO           TO            TO            TO            TO
 12/31/2014      12/31/2013     12/31/2014    12/31/2013   12/31/2014    12/31/2013    12/31/2014    12/31/2013
------------    ------------   -----------   -----------  ------------  ------------  -----------   -----------
$ (1,713,332)   $ (1,746,279)  $  (163,402)  $  (114,786) $ (2,072,654) $ (2,108,151) $  (632,150)  $  (685,902)
           -               -       843,862             -             -             -            -             -
   7,122,056       5,557,886       826,081       670,788     8,245,384     5,814,409      (58,325)     (692,729)
  (2,069,035)     29,068,408      (336,604)    2,282,114     3,374,815    27,105,354   (2,277,469)    8,050,153
------------    ------------   -----------   -----------  ------------  ------------  -----------   -----------

   3,339,689      32,880,015     1,169,937     2,838,116     9,547,545    30,811,612   (2,967,944)    6,671,522
------------    ------------   -----------   -----------  ------------  ------------  -----------   -----------

     392,663         643,597        47,498        52,720       452,105       796,751      189,509       273,773
    (200,382)       (195,503)      (21,856)            -      (446,295)     (330,383)     (74,180)      (25,976)
 (13,899,137)    (13,454,148)   (1,276,042)   (1,634,448)  (17,022,415)  (15,203,068)  (5,238,460)   (5,874,094)
  (1,506,942)     (3,789,269)     (530,487)      (25,913)   (2,260,056)   (2,883,687)     101,338      (175,850)
    (263,487)       (286,549)      (31,831)      (33,858)     (317,756)     (354,566)     (92,298)     (109,996)
------------    ------------   -----------   -----------  ------------  ------------  -----------   -----------

 (15,477,285)    (17,081,872)   (1,812,718)   (1,641,499)  (19,594,417)  (17,974,953)  (5,114,091)   (5,912,143)
------------    ------------   -----------   -----------  ------------  ------------  -----------   -----------
 (12,137,596)     15,798,143      (642,781)    1,196,617   (10,046,872)   12,836,659   (8,082,035)      759,379

 116,216,364     100,418,221    12,064,745    10,868,128   137,597,753   124,761,094   43,540,982    42,781,603
$104,078,768    $116,216,364   $11,421,964   $12,064,745  $127,550,881  $137,597,753  $35,458,947   $43,540,982
============    ============   ===========   ===========  ============  ============  ===========   ===========

  45,198,887      52,822,318     8,224,606     9,525,693    51,863,775    59,367,402   26,351,907    30,107,489
   1,597,654       1,699,969       275,845       262,326     1,504,898     1,988,776    1,249,483     1,559,455
  (7,560,066)     (9,323,400)   (1,491,897)   (1,563,413)   (8,847,316)   (9,492,403)  (4,330,625)   (5,315,037)
------------    ------------   -----------   -----------  ------------  ------------  -----------   -----------
  39,236,475      45,198,887     7,008,554     8,224,606    44,521,357    51,863,775   23,270,765    26,351,907
============    ============   ===========   ===========  ============  ============  ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                     SUBACCOUNTS
                                --------------------------------------------------------------------------------------
                                PRUDENTIAL SP INTERNATIONAL      AST GOLDMAN SACHS      AST SCHRODERS MULTI-ASSET WORLD
                                     VALUE PORTFOLIO         LARGE-CAP VALUE PORTFOLIO       STRATEGIES PORTFOLIO
                                --------------------------  --------------------------  ------------------------------
                                 01/01/2014    01/01/2013    01/01/2014    01/01/2013     01/01/2014      01/01/2013
                                     TO            TO            TO            TO             TO              TO
                                 12/31/2014    12/31/2013    12/31/2014    12/31/2013     12/31/2014      12/31/2013
                                -----------   -----------   ------------  ------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)...................... $  (620,515)  $  (658,034)  $ (3,669,871) $ (2,879,282) $  (43,789,724) $  (41,652,143)
  Capital gains distributions
   received....................           -             -              -             -               -               -
  Realized gain (loss) on
   shares redeemed.............    (124,328)     (785,748)    11,512,566     7,376,679      52,915,866      34,206,705
  Net change in unrealized
   gain (loss) on
   investments.................  (2,092,441)    8,113,623     17,147,726    44,836,791      23,674,132     292,586,283
                                -----------   -----------   ------------  ------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................  (2,837,284)    6,669,841     24,990,421    49,334,188      32,800,274     285,140,845
                                -----------   -----------   ------------  ------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     250,926       191,671      7,887,852     4,589,401      98,493,547     180,943,129
  Annuity Payments.............    (112,262)      (27,728)       (17,428)      (41,008)        (82,711)        (71,653)
  Surrenders, withdrawals
   and death benefits..........  (5,304,646)   (4,637,901)   (10,219,473)   (4,573,969)    (80,271,708)    (53,648,527)
  Net transfers between
   other subaccounts or
   fixed rate option...........     314,474      (541,063)    17,094,664    27,736,209    (122,057,992)     16,208,206
  Other charges................    (106,467)     (119,826)    (2,073,981)   (1,707,011)    (25,429,923)    (23,805,876)
                                -----------   -----------   ------------  ------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (4,957,975)   (5,134,847)    12,671,634    26,003,622    (129,348,787)    119,625,279
                                -----------   -----------   ------------  ------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (7,795,259)    1,534,994     37,662,055    75,337,810     (96,548,513)    404,766,124

NET ASSETS
  Beginning of period..........  41,162,674    39,627,680    221,800,922   146,463,112   2,636,511,509   2,231,745,385
  End of period................ $33,367,415   $41,162,674   $259,462,977  $221,800,922  $2,539,962,996  $2,636,511,509
                                ===========   ===========   ============  ============  ==============  ==============

  Beginning units..............  22,680,253    25,837,223     15,310,832    13,354,606     209,605,294     199,001,809
  Units issued.................     983,234       853,216      4,654,355     6,371,939      22,610,778      65,104,797
  Units redeemed...............  (3,793,703)   (4,010,186)    (3,952,395)   (4,415,713)    (32,327,417)    (54,501,312)
                                -----------   -----------   ------------  ------------  --------------  --------------
  Ending units.................  19,869,784    22,680,253     16,012,792    15,310,832     199,888,655     209,605,294
                                ===========   ===========   ============  ============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31

                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
 AST COHEN & STEERS REALTY       AST J.P. MORGAN STRATEGIC    AST HERNDON LARGE-CAP VALUE
         PORTFOLIO                OPPORTUNITIES PORTFOLIO              PORTFOLIO           AST HIGH YIELD PORTFOLIO
--------------------------    ------------------------------  --------------------------  --------------------------
 01/01/2014      01/01/2013     01/01/2014      01/01/2013     01/01/2014    01/01/2013    01/01/2014    01/01/2013
     TO              TO             TO              TO             TO            TO            TO            TO
 12/31/2014      12/31/2013     12/31/2014      12/31/2013     12/31/2014    12/31/2013    12/31/2014    12/31/2013
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------
$ (3,577,459)   $ (3,272,162) $  (27,654,003) $  (25,875,892) $ (2,515,465) $ (2,332,094) $ (3,498,439) $ (3,514,494)
           -               -               -               -             -             -             -             -
   8,505,775       5,322,439      27,446,651      18,307,779     7,834,048     5,859,440     5,746,086     5,057,901
  47,576,427      (1,404,001)     60,334,920     141,188,880    (5,445,848)   35,292,752      (395,128)    9,395,508
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------

  52,504,743         646,276      60,127,568     133,620,767      (127,265)   38,820,098     1,852,519    10,938,915
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------

   5,802,890       6,120,437      90,865,019     202,205,626     2,862,798     5,565,495    11,407,325     8,600,585
     (32,437)         (5,120)       (366,041)       (138,843)      (24,987)       (7,579)     (158,768)     (131,503)
  (9,226,924)     (6,254,243)    (57,951,304)    (42,488,868)   (6,426,410)   (3,476,737)  (12,152,028)   (7,356,136)
   6,390,835      14,282,922     (41,260,724)     (4,745,981)   (5,133,453)    1,930,072   (12,262,656)   (5,718,648)
  (1,836,131)     (1,647,695)    (15,290,670)    (13,794,032)   (1,269,160)   (1,212,025)   (1,591,000)   (1,657,509)
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------

   1,098,233      12,496,301     (24,003,720)    141,037,902    (9,991,212)    2,799,226   (14,757,127)   (6,263,211)
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------

  53,602,976      13,142,577      36,123,848     274,658,669   (10,118,477)   41,619,324   (12,904,608)    4,675,704

 186,234,548     173,091,971   1,639,216,534   1,364,557,865   156,740,923   115,121,599   216,591,340   211,915,636
$239,837,524    $186,234,548  $1,675,340,382  $1,639,216,534  $146,622,446  $156,740,923  $203,686,732  $216,591,340
============    ============  ==============  ==============  ============  ============  ============  ============

  13,244,438      12,446,035     131,616,515     118,656,687    10,554,251    10,222,825    16,564,062    17,068,933
   5,198,705       7,309,970      15,212,072      35,160,290     1,873,250     4,124,093     6,100,786     8,628,440
  (5,131,251)     (6,511,567)    (16,324,516)    (22,200,462)   (2,564,067)   (3,792,667)   (7,137,368)   (9,133,311)
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------
  13,311,892      13,244,438     130,504,071     131,616,515     9,863,434    10,554,251    15,527,480    16,564,062
============    ============  ==============  ==============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                    SUBACCOUNTS
                                ----------------------------------------------------------------------------------
                                   AST SMALL-CAP GROWTH          AST MID-CAP VALUE          AST SMALL-CAP VALUE
                                  OPPORTUNITIES PORTFOLIO            PORTFOLIO                   PORTFOLIO
                                --------------------------  --------------------------  --------------------------
                                 01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013
                                     TO            TO            TO            TO            TO            TO
                                 12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013
                                ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $ (2,744,632) $ (2,278,495) $ (1,798,086) $ (1,606,358) $ (1,878,352) $ (1,654,239)
  Capital gains distributions
   received....................            -             -             -             -             -             -
  Realized gain (loss) on
   shares redeemed.............   10,739,907     6,712,556     6,905,924     5,136,019     8,265,098     5,667,353
  Net change in unrealized
   gain (loss) on
   investments.................   (3,381,016)   40,557,338     7,643,071    20,238,075    (3,126,077)   24,022,796
                                ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    4,614,259    44,991,399    12,750,909    23,767,736     3,260,669    28,035,910
                                ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    3,494,896     4,892,146     3,537,757     3,457,931     3,128,285     4,036,826
  Annuity Payments.............      (91,524)       (2,506)      (18,364)            -       (78,219)      (16,124)
  Surrenders, withdrawals
   and death benefits..........   (6,587,649)   (3,813,990)   (4,393,183)   (2,499,535)   (5,097,887)   (3,517,235)
  Net transfers between
   other subaccounts or
   fixed rate option...........    3,542,011     4,436,311    (1,959,015)    7,102,821    (9,355,501)   14,965,909
  Other charges................   (1,477,499)   (1,265,609)     (913,794)     (842,411)     (872,962)     (795,593)
                                ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (1,119,765)    4,246,352    (3,746,599)    7,218,806   (12,276,284)   14,673,783
                                ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................    3,494,494    49,237,751     9,004,310    30,986,542    (9,015,615)   42,709,693

NET ASSETS
  Beginning of period..........  165,527,400   116,289,649   104,910,530    73,923,988   116,350,334    73,640,641
  End of period................ $169,021,894  $165,527,400  $113,914,840  $104,910,530  $107,334,719  $116,350,334
                                ============  ============  ============  ============  ============  ============

  Beginning units..............   10,131,377     9,818,251     6,398,667     5,850,124     7,037,534     6,003,052
  Units issued.................    4,179,553     5,142,536     1,792,764     3,405,259     1,877,312     4,087,391
  Units redeemed...............   (4,279,123)   (4,829,410)   (2,021,700)   (2,856,716)   (2,620,935)   (3,052,909)
                                ------------  ------------  ------------  ------------  ------------  ------------
  Ending units.................   10,031,807    10,131,377     6,169,731     6,398,667     6,293,911     7,037,534
                                ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33

                                            SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
     AST GOLDMAN SACHS         AST GOLDMAN SACHS MID-CAP      AST LARGE-CAP VALUE     AST LORD ABBETT CORE FIXED
CONCENTRATED GROWTH PORTFOLIO      GROWTH PORTFOLIO                PORTFOLIO               INCOME PORTFOLIO
---------------------------   --------------------------  --------------------------  --------------------------
  01/01/2014     01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013
      TO             TO            TO            TO            TO            TO            TO            TO
 02/07/2014**    12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013
-------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------

$    (273,980)  $ (2,363,887) $ (4,489,213) $ (3,809,777) $ (4,887,200) $ (3,661,534) $ (7,727,817) $ (7,286,099)

            -              -             -             -             -             -             -             -

   38,732,776      6,599,021    13,426,753     6,322,862    16,653,317     9,369,298     2,437,958     1,123,229
  (41,075,181)    29,022,123    15,054,195    54,767,800    33,285,748    90,428,486    32,200,094   (11,911,336)
-------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------

   (2,616,385)    33,257,257    23,991,735    57,280,885    45,051,865    96,136,250    26,910,235   (18,074,206)
-------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------

      257,502      4,366,874     6,991,454     7,123,224     9,628,669    16,540,997    12,207,888    23,332,883
      (11,098)       (29,097)      (27,616)            -       (67,716)     (155,410)      (40,378)     (172,797)
   (1,577,629)    (4,008,662)  (11,383,619)   (5,922,143)  (17,583,461)   (8,897,351)  (21,901,382)  (13,891,000)
 (154,209,731)    11,080,409    (7,675,090)   23,004,182    11,162,392    28,407,974    49,705,307    34,773,058
     (136,573)    (1,184,604)   (2,276,657)   (1,984,922)   (4,028,164)   (3,421,722)   (6,091,626)   (5,578,879)
-------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------

 (155,677,529)    10,224,920   (14,371,528)   22,220,341      (888,280)   32,474,488    33,879,809    38,463,265
-------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------

 (158,293,914)    43,482,177     9,620,207    79,501,226    44,163,585   128,610,738    60,790,044    20,389,059

  158,293,914    114,811,737   261,949,491   182,448,265   365,288,606   236,677,868   533,925,206   513,536,147
$           -   $158,293,914  $271,569,698  $261,949,491  $409,452,191  $365,288,606  $594,715,250  $533,925,206
=============   ============  ============  ============  ============  ============  ============  ============

   10,275,322      9,485,632    15,464,440    13,956,345    25,383,341    22,984,462    46,780,133    43,059,995
      254,910      4,832,513     3,926,333     6,962,102     5,572,315     8,993,897    12,060,916    17,579,118
  (10,530,232)    (4,042,823)   (4,698,667)   (5,454,007)   (5,700,391)   (6,595,018)   (9,289,633)  (13,858,980)
-------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------
            -     10,275,322    14,692,106    15,464,440    25,255,265    25,383,341    49,551,416    46,780,133
=============   ============  ============  ============  ============  ============  ============  ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                    SUBACCOUNTS
                                ----------------------------------------------------------------------------------
                                AST LOOMIS SAYLES LARGE-CAP       AST MFS GROWTH           AST NEUBERGER BERMAN
                                     GROWTH PORTFOLIO                PORTFOLIO           MID-CAP GROWTH PORTFOLIO
                                --------------------------  --------------------------  --------------------------
                                 01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014      01/01/2013
                                     TO            TO            TO            TO            TO              TO
                                 12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014      12/31/2013
                                ------------  ------------  ------------  ------------  ------------    ------------
OPERATIONS
  Net investment income
   (loss)...................... $ (6,194,961) $ (3,586,711) $ (1,757,070) $ (1,428,777) $ (4,326,555)   $ (3,561,884)
  Capital gains distributions
   received....................            -             -             -             -             -               -
  Realized gain (loss) on
   shares redeemed.............   16,122,217     9,832,848     6,694,014     4,446,624    13,083,844       7,815,474
  Net change in unrealized
   gain (loss) on
   investments.................   27,283,225    61,003,852     2,940,022    25,018,462     7,423,717      56,991,025
                                ------------  ------------  ------------  ------------  ------------    ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   37,210,481    67,249,989     7,876,966    28,036,309    16,181,006      61,244,615
                                ------------  ------------  ------------  ------------  ------------    ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    5,312,489     5,003,450     5,227,922     4,682,978     7,189,759       9,120,079
  Annuity Payments.............     (559,673)      (52,544)      (17,250)      (25,317)      (90,900)        (40,925)
  Surrenders, withdrawals
   and death benefits..........  (16,813,650)   (8,316,195)   (4,487,311)   (2,164,846)  (10,024,884)     (5,103,021)
  Net transfers between
   other subaccounts or
   fixed rate option...........  127,973,609    (2,595,089)    1,100,086    10,019,993       246,134      18,276,470
  Other charges................   (3,287,287)   (2,040,670)   (1,045,625)     (906,475)   (2,518,931)     (2,296,920)
                                ------------  ------------  ------------  ------------  ------------    ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  112,625,488    (8,001,048)      777,822    11,606,333    (5,198,822)     19,955,683
                                ------------  ------------  ------------  ------------  ------------    ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  149,835,969    59,248,941     8,654,788    39,642,642    10,982,184      81,200,298

NET ASSETS
  Beginning of period..........  255,014,042   195,765,101   113,750,049    74,107,407   273,973,887     192,773,589
  End of period................ $404,850,011  $255,014,042  $122,404,837  $113,750,049  $284,956,071    $273,973,887
                                ============  ============  ============  ============  ============    ============

  Beginning units..............   16,363,267    16,938,867     7,176,134     6,309,389    16,795,002      15,458,233
  Units issued.................   13,534,480     5,256,093     2,249,015     3,416,383     5,230,251       6,769,517
  Units redeemed...............   (6,114,508)   (5,831,693)   (2,181,742)   (2,549,638)   (5,527,852)     (5,432,748)
                                ------------  ------------  ------------  ------------  ------------    ------------
  Ending units.................   23,783,239    16,363,267     7,243,407     7,176,134    16,497,401      16,795,002
                                ============  ============  ============  ============  ============    ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A35

                                            SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
 AST NEUBERGER BERMAN/LSV     AST PIMCO LIMITED MATURITY   AST T. ROWE PRICE EQUITY     AST QMA US EQUITY ALPHA
  MID-CAP VALUE PORTFOLIO           BOND PORTFOLIO             INCOME PORTFOLIO                PORTFOLIO
--------------------------    --------------------------  --------------------------  --------------------------
 01/01/2014      01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013
     TO              TO            TO            TO            TO            TO            TO            TO
 12/31/2014      12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ (4,705,622)   $ (3,344,071) $ (3,005,116) $ (3,289,358) $ (4,307,216) $ (3,590,819) $ (2,036,485) $ (1,490,144)
           -               -             -             -             -             -             -             -
  15,642,469       8,607,072      (787,920)     (897,198)   10,238,310     7,388,337     5,958,156     3,897,350
  20,987,783      57,827,143       706,223    (3,686,135)   12,334,345    59,177,431    13,015,970    20,138,150
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

  31,924,630      63,090,144    (3,086,813)   (7,872,691)   18,265,439    62,974,949    16,937,641    22,545,356
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

   7,329,204       6,558,096     4,764,280     7,160,809     8,741,098    14,701,703     3,463,463     2,890,074
     (98,356)        (92,672)      (55,898)      (94,602)       (6,063)      (78,730)       (4,442)            -
 (13,421,108)     (6,389,574)  (13,959,453)  (10,559,547)   (9,370,738)   (5,286,974)   (5,084,069)   (2,152,050)
   9,582,255      55,965,577   (10,054,980)  (20,279,948)    1,716,913    30,523,319    51,333,513    12,895,246
  (2,325,133)     (1,720,946)   (1,217,695)   (1,390,393)   (3,240,621)   (2,887,419)   (1,040,835)     (768,727)
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

   1,066,862      54,320,481   (20,523,746)  (25,163,681)   (2,159,411)   36,971,899    48,667,630    12,864,543
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

  32,991,492     117,410,625   (23,610,559)  (33,036,372)   16,106,028    99,946,848    65,605,271    35,409,899

 259,477,265     142,066,640   185,800,284   218,836,656   306,640,049   206,693,201   103,101,788    67,691,889
$292,468,757    $259,477,265  $162,189,725  $185,800,284  $322,746,077  $306,640,049  $168,707,059  $103,101,788
============    ============  ============  ============  ============  ============  ============  ============

  15,233,966      11,617,746    17,793,464    20,118,049    21,980,538    19,042,134     6,346,657     5,426,681
   4,987,634       9,074,009     5,257,481     7,801,775     3,951,174     8,329,657     4,843,454     3,193,896
  (4,872,123)     (5,457,789)   (7,184,978)  (10,126,360)   (4,114,882)   (5,391,253)   (2,210,412)   (2,273,920)
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
  15,349,477      15,233,966    15,865,967    17,793,464    21,816,830    21,980,538     8,979,699     6,346,657
============    ============  ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                      SUBACCOUNTS
                                --------------------------------------------------------------------------------------
                                 AST T. ROWE PRICE NATURAL      AST T. ROWE PRICE ASSET        AST MFS GLOBAL EQUITY
                                    RESOURCES PORTFOLIO          ALLOCATION PORTFOLIO                PORTFOLIO
                                --------------------------  ------------------------------  --------------------------
                                 01/01/2014    01/01/2013     01/01/2014      01/01/2013     01/01/2014    01/01/2013
                                     TO            TO             TO              TO             TO            TO
                                 12/31/2014    12/31/2013     12/31/2014      12/31/2013     12/31/2014    12/31/2013
                                ------------  ------------  --------------  --------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $ (5,664,136) $ (5,536,439) $ (123,062,097) $ (103,215,691) $ (5,389,705) $ (4,037,356)
  Capital gains distributions
   received....................            -             -               -               -             -             -
  Realized gain (loss) on
   shares redeemed.............    8,496,082     1,916,800      90,971,266      47,950,511    11,517,102     7,382,484
  Net change in unrealized
   gain (loss) on
   investments.................  (34,565,699)   42,300,106     345,108,884     935,275,273       240,863    54,371,515
                                ------------  ------------  --------------  --------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................  (31,733,753)   38,680,467     313,018,053     880,010,093     6,368,260    57,716,643
                                ------------  ------------  --------------  --------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    6,833,466     8,279,808     620,931,831   1,135,822,901    10,770,557    17,008,912
  Annuity Payments.............     (118,083)      (29,820)       (585,961)       (104,149)      (85,985)       (7,488)
  Surrenders, withdrawals
   and death benefits..........  (14,964,816)  (10,997,046)   (209,605,207)   (165,467,184)  (11,915,606)   (4,676,573)
  Net transfers between
   other subaccounts or
   fixed rate option...........    4,624,132   (13,404,234)     32,900,801     374,677,686    33,888,805    64,160,036
  Other charges................   (2,795,220)   (2,775,319)    (75,370,046)    (61,082,677)   (2,995,250)   (2,474,388)
                                ------------  ------------  --------------  --------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (6,420,521)  (18,926,611)    368,271,418   1,283,846,577    29,662,521    74,010,499
                                ------------  ------------  --------------  --------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (38,154,274)   19,753,856     681,289,471   2,163,856,670    36,030,781   131,727,142

NET ASSETS
  Beginning of period..........  333,568,421   313,814,565   7,295,773,746   5,131,917,076   320,306,026   188,578,884
  End of period................ $295,414,147  $333,568,421  $7,977,063,217  $7,295,773,746  $356,336,807  $320,306,026
                                ============  ============  ==============  ==============  ============  ============

  Beginning units..............   29,033,620    30,858,079     535,636,451     427,079,323    20,596,304    15,071,995
  Units issued.................   10,847,827    12,620,264      79,258,593     166,602,274     8,402,881    11,300,369
  Units redeemed...............  (11,230,367)  (14,444,723)    (46,368,046)    (58,045,146)   (6,480,754)   (5,776,060)
                                ------------  ------------  --------------  --------------  ------------  ------------
  Ending units.................   28,651,080    29,033,620     568,526,998     535,636,451    22,518,431    20,596,304
                                ============  ============  ==============  ==============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37

                                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL     AST TEMPLETON GLOBAL BOND     AST WELLINGTON MANAGEMENT       AST CAPITAL GROWTH ASSET
     EQUITY PORTFOLIO                  PORTFOLIO              HEDGED EQUITY PORTFOLIO          ALLOCATION PORTFOLIO
--------------------------    --------------------------  ------------------------------  ------------------------------
 01/01/2014      01/01/2013    01/01/2014    01/01/2013     01/01/2014      01/01/2013      01/01/2014      01/01/2013
     TO              TO            TO            TO             TO              TO              TO              TO
 12/31/2014      12/31/2013    12/31/2014    12/31/2013     12/31/2014      12/31/2013      12/31/2014      12/31/2013
------------    ------------  ------------  ------------  --------------  --------------  --------------  --------------

$ (3,464,472)   $ (3,010,429) $ (2,785,992) $ (2,865,066) $  (23,170,716) $  (14,211,647) $ (117,281,762) $  (95,236,042)

           -               -             -             -               -               -               -               -

   4,465,079       4,512,739      (304,263)   (1,865,637)     20,416,371       9,008,494      94,697,186      59,835,011

 (18,138,406)     20,942,640     1,406,712    (6,319,612)     56,145,958     152,255,220     374,353,508   1,064,403,514
------------    ------------  ------------  ------------  --------------  --------------  --------------  --------------

 (17,137,799)     22,444,950    (1,683,543)  (11,050,315)     53,391,613     147,052,067     351,768,932   1,029,002,483
------------    ------------  ------------  ------------  --------------  --------------  --------------  --------------


   3,676,313       4,799,756     6,565,915     8,648,846     232,424,890     242,994,177     512,802,515     560,289,238
    (265,073)        (44,221)      (71,067)            -        (270,511)              -        (796,622)     (1,167,874)
  (7,216,587)     (5,095,578)   (7,345,855)   (5,192,547)    (44,984,678)    (22,293,774)   (209,753,742)   (142,053,637)

  17,033,688      27,244,684     1,308,642    10,833,345     102,736,396     254,737,269     259,517,236     643,234,234
  (1,746,088)     (1,548,127)   (1,971,527)   (1,936,482)    (13,655,236)     (7,830,683)    (58,256,672)    (44,944,634)
------------    ------------  ------------  ------------  --------------  --------------  --------------  --------------

  11,482,253      25,356,514    (1,513,892)   12,353,162     276,250,861     467,606,989     503,512,715   1,015,357,327
------------    ------------  ------------  ------------  --------------  --------------  --------------  --------------

  (5,655,546)     47,801,464    (3,197,435)    1,302,847     329,642,474     614,659,056     855,281,647   2,044,359,810

 207,308,532     159,507,068   197,497,290   196,194,443   1,219,180,055     604,520,999   6,496,922,673   4,452,562,863
$201,652,986    $207,308,532  $194,299,855  $197,497,290  $1,548,822,529  $1,219,180,055  $7,352,204,320  $6,496,922,673
============    ============  ============  ============  ==============  ==============  ==============  ==============

  16,428,334      14,336,993    19,027,712    17,787,754     106,042,703      62,039,064     477,773,399     393,993,551
   5,120,464       7,201,703     3,536,753     7,128,897      42,555,974      58,654,687      84,711,039     141,512,912
  (4,164,391)     (5,110,362)   (3,651,140)   (5,888,939)    (18,571,778)    (14,651,048)    (45,648,348)    (57,733,064)
------------    ------------  ------------  ------------  --------------  --------------  --------------  --------------
  17,384,407      16,428,334    18,913,325    19,027,712     130,026,899     106,042,703     516,836,090     477,773,399
============    ============  ============  ============  ==============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                          SUBACCOUNTS
                                ----------------------------------------------------------------------------------------------
                                 AST ACADEMIC STRATEGIES ASSET   AST BALANCED ASSET ALLOCATION      AST PRESERVATION ASSET
                                     ALLOCATION PORTFOLIO                  PORTFOLIO                 ALLOCATION PORTFOLIO
                                ------------------------------  ------------------------------  ------------------------------
                                  01/01/2014      01/01/2013      01/01/2014      01/01/2013      01/01/2014        01/01/2013
                                      TO              TO              TO              TO              TO                TO
                                  12/31/2014      12/31/2013      12/31/2014      12/31/2013      12/31/2014        12/31/2013
                                --------------  --------------  --------------  --------------  --------------    --------------
OPERATIONS
  Net investment income
   (loss)...................... $  (72,750,126) $  (72,491,342) $ (111,792,335) $  (99,031,672) $  (78,276,914)   $  (77,511,909)
  Capital gains distributions
   received....................              -               -               -               -               -                 -
  Realized gain (loss) on
   shares redeemed.............     95,706,429      68,552,302     128,836,422      70,953,758      83,912,490        63,429,301
  Net change in unrealized
   gain (loss) on
   investments.................     59,313,157     314,173,931     302,854,566     896,673,451     176,544,566       334,261,391
                                --------------  --------------  --------------  --------------  --------------    --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................     82,269,460     310,234,891     319,898,653     868,595,537     182,180,142       320,178,783
                                --------------  --------------  --------------  --------------  --------------    --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    114,457,440     255,874,853     471,046,445     590,440,826     223,271,228       533,326,229
  Annuity Payments.............       (780,486)       (168,290)     (1,304,222)     (1,302,655)     (1,457,326)       (1,449,062)
  Surrenders, withdrawals
   and death benefits..........   (163,169,733)   (129,497,366)   (305,158,588)   (220,964,555)   (224,651,902)     (206,055,789)
  Net transfers between
   other subaccounts or
   fixed rate option...........   (228,388,375)    (42,413,028)     22,826,995     229,359,873    (135,711,038)     (273,355,205)
  Other charges................    (35,155,467)    (34,253,747)    (57,748,662)    (48,833,380)    (38,624,903)      (36,877,576)
                                --------------  --------------  --------------  --------------  --------------    --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (313,036,621)     49,542,422     129,661,968     548,700,109    (177,173,941)       15,588,597
                                --------------  --------------  --------------  --------------  --------------    --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   (230,767,161)    359,777,313     449,560,621   1,417,295,646       5,006,201       335,767,380

NET ASSETS
  Beginning of period..........  4,268,987,509   3,909,210,196   6,621,022,037   5,203,726,391   4,626,397,788     4,290,630,408
  End of period................ $4,038,220,348  $4,268,987,509  $7,070,582,658  $6,621,022,037  $4,631,403,989    $4,626,397,788
                                ==============  ==============  ==============  ==============  ==============    ==============

  Beginning units..............    351,118,214     347,097,295     500,114,203     451,333,466     372,081,247       367,593,732
  Units issued.................     34,165,898      91,436,570      63,815,696     107,133,582      44,538,340        92,474,155
  Units redeemed...............    (59,042,809)    (87,415,651)    (49,900,651)    (58,352,845)    (56,316,557)      (87,986,640)
                                --------------  --------------  --------------  --------------  --------------    --------------
  Ending units.................    326,241,303     351,118,214     514,029,248     500,114,203     360,303,030       372,081,247
                                ==============  ==============  ==============  ==============  ==============    ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39

                                                  SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
  AST FI PYRAMIS QUANTITATIVE          AST PRUDENTIAL GROWTH          AST ADVANCED STRATEGIES     AST T. ROWE PRICE LARGE-CAP
           PORTFOLIO                   ALLOCATION PORTFOLIO                  PORTFOLIO                 GROWTH PORTFOLIO
------------------------------    ------------------------------  ------------------------------  --------------------------
  01/01/2014        01/01/2013      01/01/2014      01/01/2013      01/01/2014      01/01/2013     01/01/2014    01/01/2013
      TO                TO              TO              TO              TO              TO             TO            TO
  12/31/2014        12/31/2013      12/31/2014      12/31/2013      12/31/2014      12/31/2013     12/31/2014    12/31/2013
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------
$  (51,821,901)   $  (46,384,766) $  (67,512,802) $  (55,749,541) $  (98,385,521) $  (83,973,577) $ (9,507,694) $ (7,166,270)
             -                 -               -               -               -               -             -             -
    44,610,435        24,356,472      66,598,752      46,043,311      82,605,065      40,148,567    30,501,608    19,155,374
    54,131,026       365,241,460     290,309,554     475,568,287     272,951,036     729,496,156    14,153,499   137,633,132
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------

    46,919,560       343,213,166     289,395,504     465,862,057     257,170,580     685,671,146    35,147,413   149,622,236
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------

   208,006,992       423,649,841     396,347,270     490,879,666     473,353,471     872,367,545    15,108,616    12,879,318
      (132,766)         (105,809)       (102,703)        (30,505)       (500,837)       (202,461)     (197,508)     (390,375)
   (97,783,785)      (70,558,540)   (111,762,787)    (69,621,152)   (166,419,591)   (102,039,897)  (25,188,329)  (12,915,331)
   (64,276,862)       88,538,266      98,185,021     183,162,131     (34,653,492)    256,799,959    36,967,604    53,104,968
   (30,839,394)      (26,492,996)    (40,348,632)    (31,952,284)    (58,571,567)    (48,252,611)   (4,578,353)   (3,630,699)
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------

    14,974,185       415,030,762     342,318,169     572,437,856     213,207,984     978,672,535    22,112,030    49,047,881
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------

    61,893,745       758,243,928     631,713,673   1,038,299,913     470,378,564   1,664,343,681    57,259,443   198,670,117

 3,164,359,014     2,406,115,086   3,842,655,603   2,804,355,690   5,785,627,771   4,121,284,090   533,489,977   334,819,860
$3,226,252,759    $3,164,359,014  $4,474,369,276  $3,842,655,603  $6,256,006,335  $5,785,627,771  $590,749,420  $533,489,977
==============    ==============  ==============  ==============  ==============  ==============  ============  ============

   248,285,247       211,694,110     296,876,303     248,629,701     426,587,465     343,975,841    30,310,526    26,918,480
    30,841,738        75,474,768      71,848,709     117,253,080      59,738,841     132,340,734    11,436,303    14,370,434
   (28,036,054)      (38,883,631)    (43,919,773)    (69,006,478)    (39,229,017)    (49,729,110)  (10,157,260)  (10,978,388)
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------
   251,090,931       248,285,247     324,805,239     296,876,303     447,097,289     426,587,465    31,589,569    30,310,526
==============    ==============  ==============  ==============  ==============  ==============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                       SUBACCOUNTS
                                ----------------------------------------------------------------------------------------
                                      AST MONEY MARKET           AST SMALL-CAP GROWTH         AST PIMCO TOTAL RETURN
                                          PORTFOLIO                    PORTFOLIO                  BOND PORTFOLIO
                                ----------------------------  --------------------------  ------------------------------
                                  01/01/2014     01/01/2013    01/01/2014    01/01/2013     01/01/2014        01/01/2013
                                      TO             TO            TO            TO             TO                TO
                                  12/31/2014     12/31/2013    12/31/2014    12/31/2013     12/31/2014        12/31/2013
                                -------------  -------------  ------------  ------------  --------------    --------------
OPERATIONS
  Net investment income
   (loss)...................... $  (3,371,060) $  (3,881,312) $ (3,422,560) $ (2,938,361) $  (36,176,687)   $  (38,927,585)
  Capital gains distributions
   received....................             -              -             -             -               -                 -
  Realized gain (loss) on
   shares redeemed.............             -              -    11,310,070     8,559,959      16,924,460         6,281,303
  Net change in unrealized
   gain (loss) on
   investments.................             -              -    (5,292,822)   41,010,364      75,148,785       (54,331,412)
                                -------------  -------------  ------------  ------------  --------------    --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    (3,371,060)    (3,881,312)    2,594,688    46,631,962      55,896,558       (86,977,694)
                                -------------  -------------  ------------  ------------  --------------    --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    27,726,396     22,103,019     4,251,353     5,898,112      22,207,648        54,056,842
  Annuity Payments.............      (372,935)      (208,515)      (40,497)      (33,619)     (1,118,893)         (482,437)
  Surrenders, withdrawals
   and death benefits..........  (541,946,316)  (402,713,712)  (10,353,999)   (5,510,271)   (111,840,438)      (99,940,501)
  Net transfers between
   other subaccounts or
   fixed rate option...........   498,669,589    359,461,678    (7,556,877)   30,508,550    (151,696,514)       19,141,887
  Other charges................    (1,316,304)    (1,633,554)   (1,591,535)   (1,399,774)    (18,679,305)      (19,476,356)
                                -------------  -------------  ------------  ------------  --------------    --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (17,239,570)   (22,991,084)  (15,291,555)   29,462,998    (261,127,502)      (46,700,565)
                                -------------  -------------  ------------  ------------  --------------    --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   (20,610,630)   (26,872,396)  (12,696,867)   76,094,960    (205,230,944)     (133,678,259)

NET ASSETS
  Beginning of period..........   213,351,383    240,223,779   209,243,993   133,149,033   2,248,671,453     2,382,349,712
  End of period................ $ 192,740,753  $ 213,351,383  $196,547,126  $209,243,993  $2,043,440,509    $2,248,671,453
                                =============  =============  ============  ============  ==============    ==============

  Beginning units..............    22,470,117     24,862,519    11,797,325     9,973,084     201,354,458       205,774,079
  Units issued.................    82,675,436     79,679,312     3,444,802     6,402,174      29,703,591        68,223,104
  Units redeemed...............   (84,562,496)   (82,071,714)   (4,347,953)   (4,577,933)    (52,482,271)      (72,642,725)
                                -------------  -------------  ------------  ------------  --------------    --------------
  Ending units.................    20,583,057     22,470,117    10,894,174    11,797,325     178,575,778       201,354,458
                                =============  =============  ============  ============  ==============    ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                                            SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
 AST INTERNATIONAL VALUE     AST INTERNATIONAL GROWTH    NVIT DEVELOPING MARKETS     AST INVESTMENT GRADE BOND
        PORTFOLIO                    PORTFOLIO               FUND - CLASS II                 PORTFOLIO
------------------------    --------------------------  ------------------------  ------------------------------
 01/01/2014     01/01/2013   01/01/2014    01/01/2013    01/01/2014   01/01/2013    01/01/2014      01/01/2013
     TO             TO           TO            TO            TO           TO            TO              TO
 12/31/2014     12/31/2013   12/31/2014    12/31/2013    12/31/2014   12/31/2013    12/31/2014      12/31/2013
-----------    -----------  ------------  ------------  -----------  -----------  -------------  ---------------
$(1,553,955)   $(1,351,139) $ (2,460,907) $ (2,208,975) $   (81,250) $   (84,980) $ (10,142,018) $   (20,405,294)
          -              -             -             -            -            -              -                -
  2,221,822      1,828,020     2,822,412     3,011,448     (601,649)    (700,866)    27,516,144       45,474,885
 (8,799,804)    12,326,023   (14,599,899)   29,413,294      (31,209)     518,672      8,273,533      (55,708,223)
-----------    -----------  ------------  ------------  -----------  -----------  -------------  ---------------

 (8,131,937)    12,802,904   (14,238,394)   30,215,767     (714,108)    (267,174)    25,647,659      (30,638,632)
-----------    -----------  ------------  ------------  -----------  -----------  -------------  ---------------

  3,423,733      2,080,339     5,982,370     5,811,896       18,269       69,556              -            1,086
          -              -       (64,610)            -       (5,435)      (9,671)      (134,596)         (61,413)
 (3,187,660)    (1,591,422)   (6,255,953)   (3,240,685)  (1,385,534)  (1,404,435)   (32,638,477)     (42,190,435)
  6,493,530      9,640,410    11,487,427     8,780,202     (703,990)    (618,588)   119,488,830   (2,436,220,844)
   (810,811)      (722,156)   (2,331,328)   (2,213,068)     (31,217)     (35,451)    (6,349,432)     (13,275,629)
-----------    -----------  ------------  ------------  -----------  -----------  -------------  ---------------

  5,918,792      9,407,171     8,817,906     9,138,345   (2,107,907)  (1,998,589)    80,366,325   (2,491,747,235)
-----------    -----------  ------------  ------------  -----------  -----------  -------------  ---------------

 (2,213,145)    22,210,075    (5,420,488)   39,354,112   (2,822,015)  (2,265,763)   106,013,984   (2,522,385,867)

 92,461,154     70,251,079   206,639,394   167,285,282   10,904,677   13,170,440    621,532,307    3,143,918,174
$90,248,009    $92,461,154  $201,218,906  $206,639,394  $ 8,082,662  $10,904,677  $ 727,546,291  $   621,532,307
===========    ===========  ============  ============  ===========  ===========  =============  ===============

  7,524,472      6,716,213    17,172,146    16,432,762      742,948      882,429     48,729,870      240,121,532
  2,565,401      3,428,385     3,351,746     4,313,807       45,731       73,088    125,792,735      254,716,574
 (2,088,155)    (2,620,126)   (2,612,216)   (3,574,423)    (194,129)    (212,569)  (119,552,935)    (446,108,236)
-----------    -----------  ------------  ------------  -----------  -----------  -------------  ---------------
  8,001,718      7,524,472    17,911,676    17,172,146      594,550      742,948     54,969,670       48,729,870
===========    ===========  ============  ============  ===========  ===========  =============  ===============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                   SUBACCOUNTS
                                --------------------------------------------------------------------------------
                                AST WESTERN ASSET CORE PLUS
                                      BOND PORTFOLIO          AST BOND PORTFOLIO 2018    AST BOND PORTFOLIO 2019
                                --------------------------  --------------------------  ------------------------
                                 01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014   01/01/2013
                                     TO            TO            TO            TO            TO           TO
                                 12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014   12/31/2013
                                ------------  ------------  ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $ (8,299,655) $ (7,158,648) $ (1,903,688) $ (3,055,944) $  (355,085) $  (532,899)
  Capital gains distributions
   received....................            -             -             -             -            -            -
  Realized gain (loss) on
   shares redeemed.............    2,614,184      (123,284)    1,375,076     3,945,623     (145,979)    (922,958)
  Net change in unrealized
   gain (loss) on
   investments.................   30,024,573    (6,396,206)    1,136,213    (7,897,543)     895,656     (120,716)
                                ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   24,339,102   (13,678,138)      607,601    (7,007,864)     394,592   (1,576,573)
                                ------------  ------------  ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    6,185,821     9,159,292         2,969         1,408          177            1
  Annuity Payments.............      (15,994)         (480)      (44,634)      (66,384)           -            -
  Surrenders, withdrawals
   and death benefits..........  (22,186,314)  (12,772,463)   (6,227,192)   (7,927,132)  (1,615,586)  (1,350,009)
  Net transfers between
   other subaccounts or
   fixed rate option...........   98,884,582    32,365,434   (21,668,154)  (50,377,482)  (5,181,232)  (6,706,267)
  Other charges................   (4,313,496)   (3,781,787)      (54,014)      (79,870)      (6,826)     (10,058)
                                ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   78,554,599    24,969,996   (27,991,025)  (58,449,460)  (6,803,467)  (8,066,333)
                                ------------  ------------  ------------  ------------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  102,893,701    11,291,858   (27,383,424)  (65,457,324)  (6,408,875)  (9,642,906)

NET ASSETS
  Beginning of period..........  433,900,626   422,608,768   103,179,417   168,636,741   20,191,487   29,834,393
  End of period................ $536,794,327  $433,900,626  $ 75,795,993  $103,179,417  $13,782,612  $20,191,487
                                ============  ============  ============  ============  ===========  ===========

  Beginning units..............   38,646,845    36,399,377     8,868,288    13,760,511    1,691,166    2,326,700
  Units issued.................   19,265,815    18,732,940     1,121,510     5,918,190      226,128    1,530,852
  Units redeemed...............  (12,502,727)  (16,485,472)   (3,517,141)  (10,810,413)    (789,925)  (2,166,386)
                                ------------  ------------  ------------  ------------  -----------  -----------
  Ending units.................   45,409,933    38,646,845     6,472,657     8,868,288    1,127,369    1,691,166
                                ============  ============  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
 AST GLOBAL REAL ESTATE       AST PARAMETRIC EMERGING        AST GOLDMAN SACHS           AST SCHRODERS GLOBAL
        PORTFOLIO            MARKETS EQUITY PORTFOLIO    SMALL-CAP VALUE PORTFOLIO        TACTICAL PORTFOLIO
------------------------    --------------------------  --------------------------  ------------------------------
 01/01/2014     01/01/2013   01/01/2014    01/01/2013    01/01/2014    01/01/2013     01/01/2014      01/01/2013
     TO             TO           TO            TO            TO            TO             TO              TO
 12/31/2014     12/31/2013   12/31/2014    12/31/2013    12/31/2014    12/31/2013     12/31/2014      12/31/2013
-----------    -----------  ------------  ------------  ------------  ------------  --------------  --------------
$(1,473,015)   $(1,401,476) $ (4,006,743) $ (3,873,173) $ (5,081,330) $ (4,041,940) $  (52,821,153) $  (43,827,707)
          -              -             -             -             -             -               -               -
  3,163,617      2,848,012     3,832,992      (521,022)   14,967,790    10,406,854      44,574,991      22,736,138
  7,982,892       (469,758)  (13,426,752)   (1,225,925)    5,820,431    68,757,326     141,952,646     416,617,246
-----------    -----------  ------------  ------------  ------------  ------------  --------------  --------------

  9,673,494        976,778   (13,600,503)   (5,620,120)   15,706,891    75,122,240     133,706,484     395,525,677
-----------    -----------  ------------  ------------  ------------  ------------  --------------  --------------

  2,003,071      3,303,671     3,229,677     4,710,033     7,172,219     7,717,819     246,746,836     429,604,430
          -              -       (45,471)         (998)      (45,446)            -         (63,576)              -
 (2,787,766)    (1,790,600)   (7,553,514)   (4,640,032)  (11,007,567)   (5,307,498)    (79,125,750)    (45,127,749)
 (2,329,180)     8,400,753    (2,563,353)   25,223,113    11,685,612    33,690,552       6,779,266     261,516,399
   (774,961)      (748,144)   (2,251,932)   (2,170,077)   (2,732,043)   (2,351,544)    (32,626,534)    (26,616,356)
-----------    -----------  ------------  ------------  ------------  ------------  --------------  --------------

 (3,888,836)     9,165,680    (9,184,593)   23,122,039     5,072,775    33,749,329     141,710,242     619,376,724
-----------    -----------  ------------  ------------  ------------  ------------  --------------  --------------

  5,784,658     10,142,458   (22,785,096)   17,501,919    20,779,666   108,871,569     275,416,726   1,014,902,401

 82,370,919     72,228,461   237,959,556   220,457,637   301,627,095   192,755,526   3,115,314,824   2,100,412,423
$88,155,577    $82,370,919  $215,174,460  $237,959,556  $322,406,761  $301,627,095  $3,390,731,550  $3,115,314,824
===========    ===========  ============  ============  ============  ============  ==============  ==============

  6,106,874      5,471,216    22,889,863    20,908,701    17,117,415    14,958,208     229,670,371     178,381,363
  1,770,397      3,840,124     8,393,948    12,781,560     5,574,993     8,396,309      34,994,071      79,752,768
 (2,040,345)    (3,204,466)   (9,217,574)  (10,800,398)   (5,265,910)   (6,237,102)    (22,338,360)    (28,463,760)
-----------    -----------  ------------  ------------  ------------  ------------  --------------  --------------
  5,836,926      6,106,874    22,066,237    22,889,863    17,426,498    17,117,415     242,326,082     229,670,371
===========    ===========  ============  ============  ============  ============  ==============  ==============


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                          SUBACCOUNTS
                                ----------------------------------------------------------------------------------------------
                                     AST RCM WORLD TRENDS           AST J.P. MORGAN GLOBAL         AST GOLDMAN SACHS MULTI-ASSET
                                           PORTFOLIO                  THEMATIC PORTFOLIO                     PORTFOLIO
                                ------------------------------  ------------------------------    ------------------------------
                                  01/01/2014      01/01/2013      01/01/2014        01/01/2013      01/01/2014      01/01/2013
                                      TO              TO              TO                TO              TO              TO
                                  12/31/2014      12/31/2013      12/31/2014        12/31/2013      12/31/2014      12/31/2013
                                --------------  --------------  --------------    --------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)...................... $  (53,163,091) $  (46,536,325) $  (34,637,298)   $  (29,684,371) $  (32,043,525) $  (29,032,146)
  Capital gains distributions
   received....................              -               -               -                 -               -               -
  Realized gain (loss) on
   shares redeemed.............     37,513,354      19,871,313      34,729,612        18,941,609      27,591,382      17,424,373
  Net change in unrealized
   gain (loss) on
   investments.................    128,398,437     318,894,049      98,252,706       255,564,038      50,023,510     146,478,565
                                --------------  --------------  --------------    --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    112,748,700     292,229,037      98,345,020       244,821,276      45,571,367     134,870,792
                                --------------  --------------  --------------    --------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    285,035,668     520,676,293     174,349,040       274,199,756     211,469,641     275,028,090
  Annuity Payments.............        (95,497)        (22,758)        (35,666)          (43,373)        (88,671)        (82,836)
  Surrenders, withdrawals
   and death benefits..........    (89,609,044)    (59,475,556)    (51,303,516)      (30,466,339)    (59,404,706)    (41,066,460)
  Net transfers between
   other subaccounts or
   fixed rate option...........    (48,601,930)     30,609,352     (36,738,193)       85,616,365     (58,901,463)    (30,327,942)
  Other charges................    (33,951,672)    (28,829,882)    (21,637,782)      (18,187,900)    (20,241,701)    (17,705,119)
                                --------------  --------------  --------------    --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................    112,777,525     462,957,449      64,633,883       311,118,509      72,833,100     185,845,733
                                --------------  --------------  --------------    --------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................    225,526,225     755,186,486     162,978,903       555,939,785     118,404,467     320,716,525

NET ASSETS
  Beginning of period..........  3,225,998,690   2,470,812,204   2,077,440,086     1,521,500,301   1,929,095,433   1,608,378,908
  End of period................ $3,451,524,915  $3,225,998,690  $2,240,418,989    $2,077,440,086  $2,047,499,900  $1,929,095,433
                                ==============  ==============  ==============    ==============  ==============  ==============

  Beginning units..............    262,920,377     221,185,811     155,830,286       129,515,188     160,349,399     142,916,661
  Units issued.................     36,713,028      81,627,590      23,280,576        49,333,229      30,071,539      50,524,847
  Units redeemed...............    (25,643,398)    (39,893,024)    (16,876,338)      (23,018,131)    (22,309,403)    (33,092,109)
                                --------------  --------------  --------------    --------------  --------------  --------------
  Ending units.................    273,990,007     262,920,377     162,234,524       155,830,286     168,111,535     160,349,399
                                ==============  ==============  ==============    ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45

                                     SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION  PROFUND VP CONSUMER   PROFUND VP CONSUMER       PROFUND VP
           PORTFOLIO                     SERVICES           GOODS PORTFOLIO         FINANCIALS
---------------------------------  --------------------  --------------------  --------------------
  01/01/2014        01/01/2013     01/01/2014 01/01/2013 01/01/2014 01/01/2013 01/01/2014 01/01/2013
      TO                TO             TO         TO         TO         TO         TO         TO
  12/31/2014        12/31/2013     12/31/2014 12/31/2013 12/31/2014 12/31/2013 12/31/2014 12/31/2013
 --------------   --------------   ---------- ---------- ---------- ---------- ---------- ----------
$  (37,736,852)   $  (28,885,572)  $  (5,157)  $ (3,505)  $ (1,643) $  (1,548) $ (11,009) $  (9,629)
             -                 -         369        901          -          -          -          -
    24,029,438        12,009,448      62,389     15,030     39,032     53,145    105,700    150,133
   104,476,065       293,557,493     (23,934)    96,045    (17,928)    42,117     (4,596)   100,720
 --------------   --------------   ---------   --------   --------  ---------  ---------  ---------

    90,768,651       276,681,369      33,667    108,471     19,461     93,714     90,095    241,224
 --------------   --------------   ---------   --------   --------  ---------  ---------  ---------

   282,683,859       341,155,813       3,136     10,321          -     12,369          -     11,756
       (80,360)          (80,911)          -          -          -          -          -          -
   (52,323,626)      (29,493,160)    (32,713)   (10,187)    (4,477)   (11,121)  (102,777)  (172,709)
    59,043,651       227,811,447    (126,497)   236,106    (51,474)  (111,610)    72,805   (104,845)
   (23,087,197)      (17,244,709)     (2,929)    (3,227)    (1,478)    (3,274)    (6,156)    (7,599)
 --------------   --------------   ---------   --------   --------  ---------  ---------  ---------

   266,236,327       522,148,480    (159,003)   233,013    (57,429)  (113,636)   (36,128)  (273,397)
 --------------   --------------   ---------   --------   --------  ---------  ---------  ---------

   357,004,978       798,829,849    (125,336)   341,484    (37,968)   (19,922)    53,967    (32,173)

 2,122,569,187     1,323,739,338     518,459    176,975    404,042    423,964    863,069    895,242
$2,479,574,165    $2,122,569,187   $ 393,123   $518,459   $366,074  $ 404,042  $ 917,036  $ 863,069
 ==============   ==============   =========   ========   ========  =========  =========  =========

   157,736,679       113,954,635      27,168     12,519     25,017     33,923     95,105    114,536
    36,326,446        61,576,994       5,014     22,563     10,081     15,627     46,441     66,574
   (14,371,817)      (17,794,950)    (13,294)    (7,914)   (14,041)   (24,533)   (55,475)   (86,005)
 --------------   --------------   ---------   --------   --------  ---------  ---------  ---------
   179,691,308       157,736,679      18,888     27,168     21,057     25,017     86,071     95,105
 ==============   ==============   =========   ========   ========  =========  =========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                            SUBACCOUNTS
                                ------------------------------------------------------------------
                                      PROFUND VP             PROFUND VP         PROFUND VP MID-CAP
                                      HEALTH CARE            INDUSTRIALS              GROWTH
                                ----------------------  --------------------   --------------------
                                01/01/2014  01/01/2013  01/01/2014 01/01/2013  01/01/2014 01/01/2013
                                    TO          TO          TO         TO          TO         TO
                                12/31/2014  12/31/2013  12/31/2014 12/31/2013  12/31/2014 12/31/2013
                                ----------  ----------  ---------- ----------  ---------- ----------
OPERATIONS
  Net investment income
   (loss)...................... $  (24,280) $  (14,803)  $ (4,664)  $ (2,610)  $  (8,253)  $ (7,999)
  Capital gains distributions
   received....................          -           -          -          -      51,832          -
  Realized gain (loss) on
   shares redeemed.............    220,135     218,079     51,026     27,513      32,500     25,303
  Net change in unrealized
   gain (loss) on
   investments.................    213,384     254,121    (28,367)    87,024     (57,077)   116,934
                                ----------  ----------   --------   --------   ---------   --------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    409,239     457,397     17,995    111,927      19,002    134,238
                                ----------  ----------   --------   --------   ---------   --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     75,268      28,155        234     20,063       7,686      3,971
  Annuity Payments.............          -           -          -          -           -          -
  Surrenders, withdrawals
   and death benefits..........   (247,149)   (273,558)   (94,641)   (16,095)    (56,859)    (2,487)
  Net transfers between
   other subaccounts or
   fixed rate option...........    176,893     366,260     34,349     40,182     (51,955)   124,085
  Other charges................    (15,120)    (11,207)    (3,779)    (2,856)     (4,472)    (4,564)
                                ----------  ----------   --------   --------   ---------   --------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................    (10,108)    109,650    (63,837)    41,294    (105,600)   121,005
                                ----------  ----------   --------   --------   ---------   --------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................    399,131     567,047    (45,842)   153,221     (86,598)   255,243

NET ASSETS
  Beginning of period..........  1,795,350   1,228,303    421,843    268,622     628,203    372,960
  End of period................ $2,194,481  $1,795,350   $376,001   $421,843   $ 541,605   $628,203
                                ==========  ==========   ========   ========   =========   ========

  Beginning units..............    103,938      98,053     29,286     25,372      41,666     31,893
  Units issued.................     52,728      81,413     13,824     15,159       8,360     29,309
  Units redeemed...............    (52,760)    (75,528)   (17,621)   (11,245)    (15,907)   (19,536)
                                ----------  ----------   --------   --------   ---------   --------
  Ending units.................    103,906     103,938     25,489     29,286      34,119     41,666
                                ==========  ==========   ========   ========   =========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47

                                 SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------
 PROFUND VP MID-CAP        PROFUND VP REAL                                PROFUND VP SMALL-CAP
        VALUE                  ESTATE         PROFUND VP SMALL-CAP GROWTH         VALUE
--------------------    --------------------  --------------------------  --------------------
01/01/2014   01/01/2013 01/01/2014 01/01/2013 01/01/2014    01/01/2013    01/01/2014 01/01/2013
    TO           TO         TO         TO         TO            TO            TO         TO
12/31/2014   12/31/2013 12/31/2014 12/31/2013 12/31/2014    12/31/2013    12/31/2014 12/31/2013
----------   ---------- ---------- ---------- ----------    ----------    ---------- ----------
$  (7,800)   $  (5,645)  $  1,160   $ (2,101) $   (8,519)   $   (7,898)   $  (4,516)  $ (3,791)
        -            -          -          -     127,865        35,356       21,039          -
  129,617       98,924     33,635     24,618      28,522        37,662       86,047     50,523
  (84,476)      96,996     94,630    (32,908)   (173,367)      171,210      (85,674)    84,218
---------    ---------   --------   --------   ----------    ----------   ---------   --------

   37,341      190,275    129,425    (10,391)    (25,499)      236,330       16,896    130,950
---------    ---------   --------   --------   ----------    ----------   ---------   --------

    2,926        4,265     24,914      1,559     144,501        13,559        2,323      4,616
        -            -          -          -           -             -            -          -
 (167,658)    (180,444)   (56,141)   (41,469)   (181,797)      (15,398)     (55,678)    (9,631)
 (121,970)     103,871    152,997      4,492    (358,880)      542,075     (147,557)    11,002
   (5,220)      (3,913)    (4,780)    (3,626)     (4,229)       (3,947)      (2,592)    (2,376)
---------    ---------   --------   --------   ----------    ----------   ---------   --------

 (291,922)     (76,221)   116,990    (39,044)   (400,405)      536,289     (203,504)     3,611
---------    ---------   --------   --------   ----------    ----------   ---------   --------

 (254,581)     114,054    246,415    (49,435)   (425,904)      772,619     (186,608)   134,561

  759,404      645,350    446,378    495,813   1,183,248       410,629      448,176    313,615
$ 504,823    $ 759,404   $692,793   $446,378  $  757,344    $1,183,248    $ 261,568   $448,176
=========    =========   ========   ========   ==========    ==========   =========   ========

   50,948       56,486     43,744     47,844      67,635        33,858       28,475     27,156
   64,408       46,665     32,705     20,211      38,142        57,363       24,896     35,299
  (83,231)     (52,203)   (25,244)   (24,311)    (62,440)      (23,586)     (37,098)   (33,980)
---------    ---------   --------   --------   ----------    ----------   ---------   --------
   32,125       50,948     51,205     43,744      43,337        67,635       16,273     28,475
=========    =========   ========   ========   ==========    ==========   =========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                            SUBACCOUNTS
                                ------------------------------------------------------------------
                                     PROFUND VP                               PROFUND VP LARGE-CAP
                                 TELECOMMUNICATIONS   PROFUND VP UTILITIES           GROWTH
                                --------------------  --------------------   ----------------------
                                01/01/2014 01/01/2013 01/01/2014  01/01/2013 01/01/2014  01/01/2013
                                    TO         TO         TO          TO         TO          TO
                                12/31/2014 12/31/2013 12/31/2014  12/31/2013 12/31/2014  12/31/2013
                                ---------- ---------- ----------  ---------- ----------  ----------
OPERATIONS
  Net investment income
   (loss)......................  $  3,294   $  1,211   $  3,508   $   8,702  $  (17,871) $  (11,181)
  Capital gains distributions
   received....................         -      5,794          -           -           -           -
  Realized gain (loss) on
   shares redeemed.............     4,448     13,104     50,173      41,411      79,361      24,831
  Net change in unrealized
   gain (loss) on
   investments.................    (7,260)    (4,089)   103,851      29,987      87,400     235,938
                                 --------   --------   --------   ---------  ----------  ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................       482     16,020    157,532      80,100     148,890     249,588
                                 --------   --------   --------   ---------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................         -          1     38,087      22,344      17,048      14,864
  Annuity Payments.............         -          -          -           -           -           -
  Surrenders, withdrawals
   and death benefits..........   (55,471)    (2,219)   (26,359)   (144,342)   (135,358)    (24,712)
  Net transfers between
   other subaccounts or
   fixed rate option...........    (8,066)   (64,467)    96,800     (45,149)    623,582     188,860
  Other charges................      (661)    (1,206)    (5,281)     (4,271)    (10,551)     (7,580)
                                 --------   --------   --------   ---------  ----------  ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (64,198)   (67,891)   103,247    (171,418)    494,721     171,432
                                 --------   --------   --------   ---------  ----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   (63,716)   (51,871)   260,779     (91,318)    643,611     421,020

NET ASSETS
  Beginning of period..........   161,079    212,950    559,971     651,289   1,188,375     767,355
  End of period................  $ 97,363   $161,079   $820,750   $ 559,971  $1,831,986  $1,188,375
                                 ========   ========   ========   =========  ==========  ==========

  Beginning units..............    14,233     18,418     49,162      63,480      83,825      69,532
  Units issued.................     5,880     11,450     33,698      15,205      55,660      24,735
  Units redeemed...............   (11,542)   (15,635)   (28,118)    (29,523)    (24,648)    (10,442)
                                 --------   --------   --------   ---------  ----------  ----------
  Ending units.................     8,571     14,233     54,742      49,162     114,837      83,825
                                 ========   ========   ========   =========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
 PROFUND VP LARGE-CAP        AST BOSTON PARTNERS      AST JENNISON LARGE-CAP
         VALUE            LARGE-CAP VALUE PORTFOLIO      GROWTH PORTFOLIO        AST BOND PORTFOLIO 2020
----------------------    ------------------------  --------------------------  ------------------------
01/01/2014    01/01/2013   01/01/2014   01/01/2013   01/01/2014    01/01/2013    01/01/2014   01/01/2013
    TO            TO           TO           TO           TO            TO            TO           TO
12/31/2014    12/31/2013   12/31/2014   12/31/2013   12/31/2014    12/31/2013    12/31/2014   12/31/2013
----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------
$  (10,142)   $   (4,569) $(1,510,220) $(1,255,493) $ (1,985,602) $ (1,579,698) $  (574,842) $  (366,945)
         -             -            -            -             -             -            -            -
    86,788        52,887    4,619,729    3,213,462     7,323,668     3,962,247      455,900     (384,439)
    37,630       209,553    3,997,423   16,406,066     3,462,386    26,382,795    1,223,623     (379,617)
----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------

   114,276       257,871    7,106,932   18,364,035     8,800,452    28,765,344    1,104,681   (1,131,001)
----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------

    17,942         9,054    1,447,971    2,857,291     6,498,115     6,040,460        1,882            -
         -             -            -            -        (3,161)            -      (44,102)           -
  (184,722)      (24,708)  (2,982,027)  (1,862,136)   (3,912,090)   (1,876,753)  (1,806,519)    (571,342)
   291,260       199,454    3,412,167    4,753,163    12,192,699     3,904,369   (3,670,761)  31,867,193
    (9,232)       (7,006)    (756,906)    (640,911)   (1,122,046)     (923,143)      (8,909)      (2,857)
----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------

   115,248       176,794    1,121,205    5,107,407    13,653,517     7,144,933   (5,528,409)  31,292,994
----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------

   229,524       434,665    8,228,137   23,471,442    22,453,969    35,910,277   (4,423,728)  30,161,993

 1,312,378       877,713   84,817,368   61,345,926   114,261,076    78,350,799   30,751,032      589,039
$1,541,902    $1,312,378  $93,045,505  $84,817,368  $136,715,045  $114,261,076  $26,327,304  $30,751,032
==========    ==========  ===========  ===========  ============  ============  ===========  ===========

   104,670        91,816    5,993,027    5,590,456     7,114,061     6,499,133    2,612,664       48,358
    73,242        55,366    1,739,583    2,699,791     3,485,315     3,345,822    1,808,903    4,775,543
   (59,102)      (42,512)  (1,660,771)  (2,297,220)   (2,688,407)   (2,730,894)  (2,262,756)  (2,211,237)
----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------
   118,810       104,670    6,071,839    5,993,027     7,910,969     7,114,061    2,158,811    2,612,664
==========    ==========  ===========  ===========  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A50

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                 SUBACCOUNTS
                                -------------------------------------------------------------------------------
                                                                                           WELLS FARGO ADVANTAGE
                                                                                           VT INTERNATIONAL EQUITY
                                  AST BOND PORTFOLIO 2017     AST BOND PORTFOLIO 2021         FUND - CLASS 1
                                --------------------------  ---------------------------    ----------------------
                                 01/01/2014    01/01/2013    01/01/2014       01/01/2013   01/01/2014  01/01/2013
                                     TO            TO            TO               TO           TO          TO
                                 12/31/2014    12/31/2013    12/31/2014       12/31/2013   12/31/2014  12/31/2013
                                ------------  ------------  ------------    -------------  ----------  ----------
OPERATIONS
  Net investment income
   (loss)...................... $ (1,871,629) $ (2,925,127) $ (2,157,051)   $  (3,004,419) $   6,938   $   4,036
  Capital gains distributions
   received....................            -             -             -                -     12,410      29,408
  Realized gain (loss) on
   shares redeemed.............    1,333,052     3,497,445     1,638,465        5,859,599      9,585      11,757
  Net change in unrealized
   gain (loss) on
   investments.................       15,030    (5,775,085)    4,962,818      (13,894,899)   (66,318)     54,187
                                ------------  ------------  ------------    -------------  ---------   ---------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................     (523,547)   (5,202,767)    4,444,232      (11,039,719)   (37,385)     99,388
                                ------------  ------------  ------------    -------------  ---------   ---------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................        6,959         1,347         2,238            2,442          -          20
  Annuity Payments.............     (150,115)            -             -                -          -           -
  Surrenders, withdrawals
   and death benefits..........   (9,313,828)   (7,989,415)  (14,691,112)      (5,733,375)   (74,105)    (91,839)
  Net transfers between
   other subaccounts or
   fixed rate option...........  (14,944,115)  (49,547,409)   29,269,430      (92,713,029)   (29,647)    (12,623)
  Other charges................      (43,483)      (62,108)      (48,710)         (70,829)    (1,138)     (1,368)
                                ------------  ------------  ------------    -------------  ---------   ---------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (24,444,582)  (57,597,585)   14,531,846      (98,514,791)  (104,890)   (105,810)
                                ------------  ------------  ------------    -------------  ---------   ---------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (24,968,129)  (62,800,352)   18,976,078     (109,554,510)  (142,275)     (6,422)

NET ASSETS
  Beginning of period..........   98,017,645   160,817,997    81,707,172      191,261,682    596,605     603,027
  End of period................ $ 73,049,516  $ 98,017,645  $100,683,250    $  81,707,172  $ 454,330   $ 596,605
                                ============  ============  ============    =============  =========   =========

  Beginning units..............    8,654,724    13,596,428     6,858,333       14,511,763     36,614      43,646
  Units issued.................    1,903,672     5,601,397     6,451,684        5,632,733        489         151
  Units redeemed...............   (4,053,160)  (10,543,101)   (5,287,692)     (13,286,163)    (7,229)     (7,183)
                                ------------  ------------  ------------    -------------  ---------   ---------
  Ending units.................    6,505,236     8,654,724     8,022,325        6,858,333     29,874      36,614
                                ============  ============  ============    =============  =========   =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A51

                                     SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------
 WELLS FARGO ADVANTAGE    WELLS FARGO ADVANTAGE  WELLS FARGO ADVANTAGE
    VT OMEGA GROWTH        VT SMALL CAP GROWTH    VT SMALL CAP VALUE
    FUND - CLASS 1           FUND - CLASS 1          FUND CLASS 1         AST BOND PORTFOLIO 2022
----------------------    --------------------  ----------------------  --------------------------
01/01/2014    01/01/2013  01/01/2014 01/01/2013 01/01/2014  01/01/2013   01/01/2014    01/01/2013
    TO            TO          TO         TO         TO          TO           TO            TO
12/31/2014    12/31/2013  12/31/2014 12/31/2013 12/31/2014  12/31/2013   12/31/2014    12/31/2013
----------    ----------  ---------- ---------- ----------  ----------  ------------  ------------
$  (19,868)   $  (15,546) $  (8,892) $  (9,575) $  (12,491) $   (9,063) $ (1,295,450) $ (2,173,071)
   220,607        97,279     48,695     28,660           -           -             -             -
   137,868        49,467     52,271     41,053      86,660      85,453       287,882     1,702,554
  (313,385)      260,420   (115,227)   156,675     (35,086)     84,685     5,552,214   (10,867,728)
----------    ----------  ---------  ---------  ----------  ----------  ------------  ------------

    25,222       391,620    (23,153)   216,813      39,083     161,075     4,544,646   (11,338,245)
----------    ----------  ---------  ---------  ----------  ----------  ------------  ------------

         -        20,820          -          -       1,014           -           237             -
         -             -          -          -           -      (7,567)     (106,062)            -
  (274,193)      (95,674)  (147,462)   (65,595)   (139,118)   (186,376)   (4,091,057)   (4,674,532)
  (137,657)       13,107     14,162    (48,882)    (86,679)    (77,047)  (16,967,377)  (50,904,840)
    (3,371)       (3,403)      (837)    (1,134)     (2,592)     (3,772)      (44,794)      (61,113)
----------    ----------  ---------  ---------  ----------  ----------  ------------  ------------

  (415,221)      (65,150)  (134,137)  (115,611)   (227,375)   (274,762)  (21,209,053)  (55,640,485)
----------    ----------  ---------  ---------  ----------  ----------  ------------  ------------

  (389,999)      326,470   (157,290)   101,202    (188,292)   (113,687)  (16,664,407)  (66,978,730)

 1,416,984     1,090,514    602,307    501,105   1,184,928   1,298,615    64,898,510   131,877,240
$1,026,985    $1,416,984  $ 445,017  $ 602,307  $  996,636  $1,184,928  $ 48,234,103  $ 64,898,510
==========    ==========  =========  =========  ==========  ==========  ============  ============

   472,750       502,082     33,271     40,950      86,455     107,072     5,949,622    10,633,328
     3,389        28,287      2,919      1,095       3,028       2,848       899,230     4,817,294
  (142,292)      (57,619)   (10,784)    (8,774)    (18,871)    (23,465)   (2,748,124)   (9,501,000)
----------    ----------  ---------  ---------  ----------  ----------  ------------  ------------
   333,847       472,750     25,406     33,271      70,612      86,455     4,100,728     5,949,622
==========    ==========  =========  =========  ==========  ==========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A52

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                    SUBACCOUNTS
                                ----------------------------------------------------------------------------------
                                                                                               WELLS FARGO ADVANTAGE
                                 AST QUANTITATIVE MODELING  AST BLACKROCK GLOBAL STRATEGIES       VT OPPORTUNITY
                                         PORTFOLIO                     PORTFOLIO                  FUND - CLASS 1
                                --------------------------  ------------------------------    ----------------------
                                 01/01/2014    01/01/2013     01/01/2014        01/01/2013    01/01/2014  01/01/2013
                                     TO            TO             TO                TO            TO          TO
                                 12/31/2014    12/31/2013     12/31/2014        12/31/2013    12/31/2014  12/31/2013
                                ------------  ------------  --------------    --------------  ----------  ----------
OPERATIONS
  Net investment income
   (loss)...................... $ (7,572,049) $ (4,476,124) $  (29,783,719)   $  (26,630,610) $  (23,433) $  (21,134)
  Capital gains distributions
   received....................            -             -               -                 -           -           -
  Realized gain (loss) on
   shares redeemed.............    3,026,982     1,213,091      24,189,212        10,847,253      98,920      82,825
  Net change in unrealized
   gain (loss) on
   investments.................   25,913,736    53,364,593      61,847,674       153,604,948      63,160     349,719
                                ------------  ------------  --------------    --------------  ----------  ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   21,368,669    50,101,560      56,253,167       137,821,591     138,647     411,410
                                ------------  ------------  --------------    --------------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................  159,721,258    88,100,355     142,942,954       248,708,654           -           -
  Annuity Payments.............            -             -        (641,920)       (1,073,364)          -           -
  Surrenders, withdrawals
   and death benefits..........  (12,553,380)   (9,989,932)    (76,760,244)      (65,572,039)    (78,113)   (183,528)
  Net transfers between
   other subaccounts or
   fixed rate option...........   19,296,295    37,182,891     (11,571,386)       62,469,275    (146,500)    (52,820)
  Other charges................     (181,161)     (119,679)    (15,408,957)      (12,660,326)     (2,209)     (2,734)
                                ------------  ------------  --------------    --------------  ----------  ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  166,283,012   115,173,635      38,560,447       231,872,200    (226,822)   (239,082)
                                ------------  ------------  --------------    --------------  ----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  187,651,681   165,275,195      94,813,614       369,693,791     (88,175)    172,328

NET ASSETS
  Beginning of period..........  358,116,971   192,841,776   1,757,752,503     1,388,058,712   1,674,483   1,502,155
  End of period................ $545,768,652  $358,116,971  $1,852,566,117    $1,757,752,503  $1,586,308  $1,674,483
                                ============  ============  ==============    ==============  ==========  ==========

  Beginning units..............   30,084,374    19,469,297     159,964,208       137,665,311     106,769     123,329
  Units issued.................   16,118,840    12,298,113      21,610,999        41,524,380          82       1,189
  Units redeemed...............   (2,249,716)   (1,683,036)    (18,097,958)      (19,225,483)    (13,905)    (17,749)
                                ------------  ------------  --------------    --------------  ----------  ----------
  Ending units.................   43,953,498    30,084,374     163,477,249       159,964,208      92,946     106,769
                                ============  ============  ==============    ==============  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A53

                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------

 AST PRUDENTIAL CORE BOND       AST NEUBERGER BERMAN                                 AST FRANKLIN TEMPLETON FOUNDING
         PORTFOLIO               CORE BOND PORTFOLIO      AST BOND PORTFOLIO 2023      FUNDS ALLOCATION PORTFOLIO
--------------------------    ------------------------  ---------------------------  ------------------------------
 01/01/2014      01/01/2013    01/01/2014   01/01/2013    01/01/2014    01/01/2013     01/01/2014      01/01/2013
     TO              TO            TO           TO            TO            TO             TO              TO
 12/31/2014      12/31/2013    12/31/2014   12/31/2013    12/31/2014    12/31/2013     12/31/2014      12/31/2013
------------    ------------  -----------  -----------  -------------  ------------  --------------  --------------
$ (2,274,171)   $ (1,926,260) $  (766,481) $  (649,415) $  (3,096,259) $ (2,950,258) $  (53,529,937) $  (49,114,991)
           -               -            -            -              -             -               -               -
     749,643         261,046      260,435      (22,660)     4,663,579    (5,518,193)     58,417,758      29,019,151
   9,020,445      (3,882,280)   1,926,951   (1,082,156)    13,892,738    (6,190,709)     46,472,246     616,326,369
------------    ------------  -----------  -----------  -------------  ------------  --------------  --------------

   7,495,917      (5,547,494)   1,420,905   (1,754,231)    15,460,058   (14,659,160)     51,360,067     596,230,529
------------    ------------  -----------  -----------  -------------  ------------  --------------  --------------

   7,078,819      12,673,997    1,156,462    1,243,981          6,395             -      27,873,122     192,841,777
           -               -            -            -              -             -        (272,639)       (124,861)
  (6,308,895)     (3,760,888)  (2,676,444)  (1,758,911)    (9,105,255)  (10,243,561)   (100,533,983)    (64,204,348)
  36,193,236      17,483,188   18,200,206    3,346,645   (112,260,707)  192,799,117     (67,017,036)    162,671,889
  (1,950,871)     (1,671,903)    (418,863)    (342,765)       (61,621)      (82,612)    (32,123,318)    (29,500,909)
------------    ------------  -----------  -----------  -------------  ------------  --------------  --------------

  35,012,289      24,724,394   16,261,361    2,488,950   (121,421,188)  182,472,944    (172,073,854)    261,683,548
------------    ------------  -----------  -----------  -------------  ------------  --------------  --------------

  42,508,206      19,176,900   17,682,266      734,719   (105,961,130)  167,813,784    (120,713,787)    857,914,077

 151,662,516     132,485,616   38,272,267   37,537,548    199,986,371    32,172,587   3,294,489,549   2,436,575,472
$194,170,722    $151,662,516  $55,954,533  $38,272,267  $  94,025,241  $199,986,371  $3,173,775,762  $3,294,489,549
============    ============  ===========  ===========  =============  ============  ==============  ==============

  14,766,580      12,450,744    3,858,589    3,617,299     21,962,329     3,101,105     250,382,552     226,666,618
   7,107,452       8,852,454    3,235,590    2,811,371      1,472,621    44,646,062      10,174,964      61,116,971
  (3,772,340)     (6,536,618)  (1,639,767)  (2,570,081)   (14,049,075)  (25,784,838)    (22,961,019)    (37,401,037)
------------    ------------  -----------  -----------  -------------  ------------  --------------  --------------
  18,101,692      14,766,580    5,454,412    3,858,589      9,385,875    21,962,329     237,596,497     250,382,552
============    ============  ===========  ===========  =============  ============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A54

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                 SUBACCOUNTS
                                ----------------------------------------------------------------------------
                                                                 AST WESTERN ASSET
                                  AST NEW DISCOVERY ASSET      EMERGING MARKETS DEBT        AST MFS LARGE-CAP
                                   ALLOCATION PORTFOLIO              PORTFOLIO               VALUE PORTFOLIO
                                --------------------------    ----------------------    ------------------------
                                 01/01/2014    01/01/2013     01/01/2014  01/01/2013     01/01/2014   01/01/2013
                                     TO            TO             TO          TO             TO           TO
                                 12/31/2014    12/31/2013     12/31/2014  12/31/2013     12/31/2014   12/31/2013
                                ------------  ------------    ----------  ----------    -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $ (7,036,195) $ (4,481,318)   $  (26,044) $  (16,548)   $  (362,769) $  (120,298)
  Capital gains distributions
   received....................            -             -             -           -              -            -
  Realized gain (loss) on
   shares redeemed.............    5,462,919     3,247,233        (6,330)    (50,609)       668,903      179,277
  Net change in unrealized
   gain (loss) on
   investments.................   16,704,893    44,858,695       (16,733)    (66,215)     1,804,277    1,869,803
                                ------------  ------------    ----------  ----------    -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   15,131,617    43,624,610       (49,107)   (133,372)     2,110,411    1,928,782
                                ------------  ------------    ----------  ----------    -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................   94,831,389   104,121,005     1,185,465   1,061,079      3,091,988      892,564
  Annuity Payments.............      (19,077)      (13,612)            -           -              -            -
  Surrenders, withdrawals
   and death benefits..........  (10,492,272)   (5,576,766)     (113,418)    (36,709)      (797,567)    (194,854)
  Net transfers between
   other subaccounts or
   fixed rate option...........   13,353,387    55,615,942        51,582      99,767     12,408,242   12,323,038
  Other charges................   (4,598,440)   (2,719,659)       (1,245)       (436)      (183,954)     (62,622)
                                ------------  ------------    ----------  ----------    -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   93,074,987   151,426,910     1,122,384   1,123,701     14,518,709   12,958,126
                                ------------  ------------    ----------  ----------    -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  108,206,604   195,051,520     1,073,277     990,329     16,629,120   14,886,908

NET ASSETS
  Beginning of period..........  383,555,152   188,503,632     1,403,999     413,670     15,935,520    1,048,612
  End of period................ $491,761,756  $383,555,152    $2,477,276  $1,403,999    $32,564,640  $15,935,520
                                ============  ============    ==========  ==========    ===========  ===========

  Beginning units..............   31,972,895    18,255,505       149,931      39,790      1,182,619      102,774
  Units issued.................   12,679,009    19,355,294       192,819     283,141      1,742,149    1,406,904
  Units redeemed...............   (4,788,145)   (5,637,904)      (79,310)   (173,000)      (688,466)    (327,059)
                                ------------  ------------    ----------  ----------    -----------  -----------
  Ending units.................   39,863,759    31,972,895       263,440     149,931      2,236,302    1,182,619
                                ============  ============    ==========  ==========    ===========  ===========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A55

                                      SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------
                                AST AQR EMERGING      AST CLEARBRIDGE DIVIDEND     AST QMA EMERGING
 AST BOND PORTFOLIO 2024     MARKETS EQUITY PORTFOLIO     GROWTH PORTFOLIO      MARKETS EQUITY PORTFOLIO
-------------------------    ----------------------   ------------------------  ----------------------
 01/01/2014     01/02/2013*  01/01/2014   02/25/2013*  01/01/2014  02/25/2013*  01/01/2014   02/25/2013*
     TO             TO           TO           TO           TO          TO           TO           TO
 12/31/2014     12/31/2013   12/31/2014   12/31/2013   12/31/2014  12/31/2013   12/31/2014   12/31/2013
------------    -----------  ----------   ----------- -----------  -----------  ----------   -----------
$ (1,029,700)   $  (798,583) $  (23,844)  $   (4,605) $  (530,524) $   (96,396) $  (12,728)   $ (2,023)
           -              -           -            -            -            -           -           -
   1,793,465     (1,642,041)      5,809       (1,248)     621,472       54,692       5,238      (1,053)
   5,530,676     (1,908,586)    (95,972)      23,302    3,656,110    1,158,435     (76,538)      6,570
------------    -----------  ----------   ----------  -----------  -----------  ----------    --------

   6,294,441     (4,349,210)   (114,007)      17,449    3,747,058    1,116,731     (84,028)      3,494
------------    -----------  ----------   ----------  -----------  -----------  ----------    --------

       3,202          5,286     873,569      481,494    2,069,822      657,686     935,910     279,976
           -              -           -            -            -            -           -           -
  (3,240,518)    (2,355,345)   (416,468)     (18,452)  (1,725,248)    (151,814)    (22,438)       (227)
 (10,331,167)    69,943,854     497,214      703,457   32,183,958   16,226,085     343,307     183,563
     (24,950)          (692)     (1,215)        (164)    (270,908)     (48,264)       (819)        (44)
------------    -----------  ----------   ----------  -----------  -----------  ----------    --------

 (13,593,433)    67,593,103     953,100    1,166,335   32,257,624   16,683,693   1,255,960     463,268
------------    -----------  ----------   ----------  -----------  -----------  ----------    --------

  (7,298,992)    63,243,893     839,093    1,183,784   36,004,682   17,800,424   1,171,932     466,762
  63,243,893              -   1,183,784            -   17,800,424            -     466,762           -
$ 55,944,901    $63,243,893  $2,022,877   $1,183,784  $53,805,106  $17,800,424  $1,638,694    $466,762
============    ===========  ==========   ==========  ===========  ===========  ==========    ========

   7,249,026              -     116,897            -    1,526,307            -      48,486           -
   5,617,976     15,011,644     198,761      159,464    3,632,709    1,861,795     177,464      53,752
  (7,157,004)    (7,762,618)   (106,926)     (42,567)  (1,027,175)    (335,488)    (51,184)     (5,266)
------------    -----------  ----------   ----------  -----------  -----------  ----------    --------
   5,709,998      7,249,026     208,732      116,897    4,131,841    1,526,307     174,766      48,486
============    ===========  ==========   ==========  ===========  ===========  ==========    ========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A56

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                    SUBACCOUNTS
                                -------------------------------------------------------------------------------------
                                   AST MULTI-SECTOR FIXED           AST BLACKROCK          AST FRANKLIN TEMPLETON
                                      INCOME PORTFOLIO          ISHARES ETF PORTFOLIO    FOUNDING FUNDS PLUS PORTFOLIO
                                ----------------------------  -------------------------  ----------------------------
                                  01/01/2014     02/25/2013*   01/01/2014   04/29/2013*   01/01/2014     04/29/2013*
                                      TO             TO            TO           TO            TO             TO
                                  12/31/2014     12/31/2013    12/31/2014   12/31/2013    12/31/2014     12/31/2013
                                --------------  ------------  ------------  -----------  ------------   ------------
OPERATIONS
  Net investment income
   (loss)...................... $  (30,113,342) $ (3,378,731) $ (2,144,060) $  (475,341) $ (8,719,364)  $ (1,755,379)
  Capital gains distributions
   received....................              -             -             -            -             -              -
  Realized gain (loss) on
   shares redeemed.............         23,331       (31,378)      477,638       51,320     2,409,174        119,709
  Net change in unrealized
   gain (loss) on
   investments.................    141,380,488     3,882,378     3,752,108    3,825,057     4,995,592     19,420,228
                                --------------  ------------  ------------  -----------  ------------   ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    111,290,477       472,269     2,085,686    3,401,036    (1,314,598)    17,784,558
                                --------------  ------------  ------------  -----------  ------------   ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................  1,662,743,786   699,529,215    75,973,343   54,750,116   260,221,655    150,243,590
  Annuity Payments.............              -             -             -            -             -              -
  Surrenders, withdrawals
   and death benefits..........    (53,491,779)   (5,610,348)   (3,391,674)    (555,125)  (12,349,731)    (2,096,780)
  Net transfers between
   other subaccounts or
   fixed rate option...........      5,276,919     1,262,782    27,405,502   29,294,747   126,419,837    184,801,006
  Other charges................       (147,809)            -    (1,442,256)    (251,659)   (6,008,360)    (1,014,858)
                                --------------  ------------  ------------  -----------  ------------   ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  1,614,381,117   695,181,649    98,544,915   83,238,079   368,283,401    331,932,958
                                --------------  ------------  ------------  -----------  ------------   ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  1,725,671,594   695,653,918   100,630,601   86,639,115   366,968,803    349,717,516

NET ASSETS
  Beginning of period..........    695,653,918             -    86,639,115            -   349,717,516              -
  End of period................ $2,421,325,512  $695,653,918  $187,269,716  $86,639,115  $716,686,319   $349,717,516
                                ==============  ============  ============  ===========  ============   ============

  Beginning units..............     73,129,351             -     8,247,457            -    32,310,421              -
  Units issued.................    172,091,562    77,347,847    11,130,772    9,433,133    42,384,773     34,505,227
  Units redeemed...............    (11,823,918)   (4,218,496)   (1,896,907)  (1,185,676)   (9,158,646)    (2,194,806)
                                --------------  ------------  ------------  -----------  ------------   ------------
  Ending units.................    233,396,995    73,129,351    17,481,322    8,247,457    65,536,548     32,310,421
                                ==============  ============  ============  ===========  ============   ============

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A57

                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
                                                                                              AST T. ROWE PRICE
   AST DEFENSIVE ASSET          AST AQR LARGE-CAP        AST QMA LARGE-CAP       AST BOND    GROWTH OPPORTUNITIES
   ALLOCATION PORTFOLIO             PORTFOLIO                PORTFOLIO        PORTFOLIO 2025      PORTFOLIO
-------------------------    ----------------------   ----------------------  -------------- --------------------
 01/01/2014   04/29/2013*    01/01/2014  04/29/2013*  01/01/2014  04/29/2013*  01/02/2014*       02/10/2014*
     TO           TO             TO          TO           TO          TO            TO                TO
 12/31/2014   12/31/2013     12/31/2014  12/31/2013   12/31/2014  12/31/2013    12/31/2014        12/31/2014
------------  -----------    ----------  -----------  ----------  ----------- -------------- --------------------
$ (2,018,021) $  (459,862)   $  (16,350)  $  (3,614)  $  (10,744)  $   (410)   $  (179,787)      $ (1,879,043)
           -            -             -           -            -          -              -                  -
   1,451,784      121,572        53,927      10,275       16,112        131        150,336             (2,176)
   4,219,183    1,261,341       126,616      49,479       98,174      8,263      1,143,168          6,487,604
------------  -----------    ----------   ---------   ----------   --------    -----------       ------------

   3,652,946      923,051       164,193      56,140      103,542      7,984      1,113,717          4,606,385
------------  -----------    ----------   ---------   ----------   --------    -----------       ------------

  62,380,086   38,098,449     1,223,356     545,118    1,144,336     58,785              -        256,498,083
           -            -             -           -            -          -              -                  -
  (8,483,912)    (934,571)      (56,692)   (101,746)    (452,363)    (1,279)      (895,718)          (625,141)
  41,617,550   42,249,852       430,743     266,182    1,522,261     70,203     30,013,158         26,608,591
  (1,317,188)    (270,330)         (494)        (28)        (473)       (38)        (1,261)        (1,290,981)
------------  -----------    ----------   ---------   ----------   --------    -----------       ------------

  94,196,536   79,143,400     1,596,913     709,526    2,213,761    127,671     29,116,179        281,190,552
------------  -----------    ----------   ---------   ----------   --------    -----------       ------------

  97,849,482   80,066,451     1,761,106     765,666    2,317,303    135,655     30,229,896        285,796,937

  80,066,451            -       765,666           -      135,655          -              -                  -
$177,915,933  $80,066,451    $2,526,772   $ 765,666   $2,452,958   $135,655    $30,229,896       $285,796,937
============  ===========    ==========   =========   ==========   ========    ===========       ============

   8,260,335            -        65,727           -       11,602          -              -                  -
  17,464,701   10,995,003       202,066     127,930      270,886     11,821      3,392,539         27,909,723
  (7,986,047)  (2,734,668)      (68,490)    (62,203)     (85,442)      (219)      (711,428)          (759,180)
------------  -----------    ----------   ---------   ----------   --------    -----------       ------------
  17,738,989    8,260,335       199,303      65,727      197,046     11,602      2,681,111         27,150,543
============  ===========    ==========   =========   ==========   ========    ===========       ============

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A58

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                    SUBACCOUNTS
                                -----------------------------------------------------------------------------------
                                   AST GOLDMAN       AST T. ROWE    AST PRUDENTIAL                    AST FRANKLIN
                                  SACHS GLOBAL    PRICE DIVERSIFIED    FLEXIBLE     AST BLACKROCK     TEMPLETON K2
                                GROWTH ALLOCATION    REAL GROWTH    MULTI-STRATEGY   MULTI-ASSET    GLOBAL ABSOLUTE
                                    PORTFOLIO         PORTFOLIO       PORTFOLIO    INCOME PORTFOLIO RETURN PORTFOLIO
                                ----------------- ----------------- -------------- ---------------- ----------------
                                   04/28/2014*       04/28/2014*     04/28/2014*     04/28/2014*      04/28/2014*
                                       TO                TO               TO              TO               TO
                                   12/31/2014        12/31/2014       12/31/2014      12/31/2014       12/31/2014
                                ----------------- ----------------- -------------- ---------------- ----------------
OPERATIONS
  Net investment income
   (loss)......................    $   (5,743)       $  (14,612)      $   (8,304)     $  (10,449)      $   (2,519)
  Capital gains distributions
   received....................             -                 -                -               -                -
  Realized gain (loss) on
   shares redeemed.............        (4,635)           (1,395)           1,386          (2,948)          (1,230)
  Net change in unrealized
   gain (loss) on
   investments.................         8,702            14,228           59,993         (40,442)         (24,366)
                                   ----------        ----------       ----------      ----------       ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................        (1,676)           (1,779)          53,075         (53,839)         (28,115)
                                   ----------        ----------       ----------      ----------       ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     3,557,839         7,576,127        4,899,088       7,526,860        1,743,586
  Annuity Payments.............             -                 -                -               -                -
  Surrenders, withdrawals
   and death benefits..........       (21,482)          (22,551)         (35,360)        (30,633)          (3,624)
  Net transfers between
   other subaccounts or
   fixed rate option...........       222,223           576,821          191,493          93,686           35,532
  Other charges................        (3,551)          (10,224)          (5,279)         (5,806)          (1,223)
                                   ----------        ----------       ----------      ----------       ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................     3,755,029         8,120,173        5,049,942       7,584,107        1,774,271
                                   ----------        ----------       ----------      ----------       ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................     3,753,353         8,118,394        5,103,017       7,530,268        1,746,156

NET ASSETS
  Beginning of period..........             -                 -                -               -                -
  End of period................    $3,753,353        $8,118,394       $5,103,017      $7,530,268       $1,746,156
                                   ==========        ==========       ==========      ==========       ==========

  Beginning units..............             -                 -                -               -                -
  Units issued.................       402,378           817,899          560,309         802,963          202,108
  Units redeemed...............       (35,969)          (33,776)         (76,318)        (47,277)         (21,893)
                                   ----------        ----------       ----------      ----------       ----------
  Ending units.................       366,409           784,123          483,991         755,686          180,215
                                   ==========        ==========       ==========      ==========       ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A59

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
                 AST MANAGED  AST FQ ABSOLUTE     AST JENNISON        AST GOLDMAN      AST LEGG MASON
  AST MANAGED    FIXED-INCOME RETURN CURRENCY GLOBAL INFRASTRUCTURE SACHS STRATEGIC  DIVERSIFIED GROWTH
EQUITY PORTFOLIO  PORTFOLIO      PORTFOLIO          PORTFOLIO       INCOME PORTFOLIO     PORTFOLIO
---------------- ------------ --------------- --------------------- ---------------- ------------------
  04/28/2014*    04/28/2014*    04/28/2014*        04/28/2014*        04/28/2014*       11/24/2014*
       TO             TO            TO                 TO                  TO                TO
   12/31/2014     12/31/2014    12/31/2014         12/31/2014          12/31/2014        12/31/2014
---------------- ------------ --------------- --------------------- ---------------- ------------------
   $   (4,223)    $   (7,890)    $   (266)          $ (1,029)          $   (1,929)       $   (2,674)
            -              -            -                  -                    -                 -
           74            (33)        (665)              (110)              (2,033)                1
       14,431        (21,477)      (5,713)            (5,061)             (13,376)           23,002
   ----------     ----------     --------           --------           ----------        ----------

       10,282        (29,400)      (6,644)            (6,200)             (17,338)           20,329
   ----------     ----------     --------           --------           ----------        ----------

    2,410,964      4,431,706      307,415            863,540            1,191,842         3,739,405
            -              -            -                  -                    -                 -
      (18,041)       (40,289)           -             (2,037)              (4,172)                -
      185,293           (945)      17,579             78,869               79,068           692,427
       (2,692)        (5,272)         (92)              (667)              (1,103)                -
   ----------     ----------     --------           --------           ----------        ----------

    2,575,524      4,385,200      324,902            939,705            1,265,635         4,431,832
   ----------     ----------     --------           --------           ----------        ----------

    2,585,806      4,355,800      318,258            933,505            1,248,297         4,452,161

            -              -            -                  -                    -                 -
   $2,585,806     $4,355,800     $318,258           $933,505           $1,248,297        $4,452,161
   ==========     ==========     ========           ========           ==========        ==========

            -              -            -                  -                    -                 -
      259,433        493,663       35,537             90,397              137,025           448,724
       (8,107)       (59,214)      (2,760)              (713)              (8,734)             (914)
   ----------     ----------     --------           --------           ----------        ----------
      251,326        434,449       32,777             89,684              128,291           447,810
   ==========     ==========     ========           ========           ==========        ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A60

                       NOTES TO FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               DECEMBER 31, 2014

NOTE 1: GENERAL

        Pruco Life Flexible Premium Variable Annuity Account (the "Account") was established on June 16, 1995 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life's other assets and liabilities. Proceeds from purchases of the following variable annuity contracts, listed below, are invested in the Account (individually, the "Contract" and collectively, the "Contracts"). The portion of the Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct.

        Strategic Partners Variable Annuity One
        Strategic Partners Variable Annuity One 3
        Strategic Partners Select
        Strategic Partners Advisor
        Strategic Partners Plus
        Strategic Partners FlexElite
        Discovery Preferred
        Discovery Select
        Discovery Choice
        Prudential Premier B, L, X Series
        Prudential Premier Bb Series
        Prudential Premier Retirement X, B, L, C Series
        Prudential Premier Advisor
        Prudential Premier Retirement Variable Annuity
        Prudential Defined Income Annuity
        Prudential Premier Investment Variable Annuity B, C Series

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Contracts. There are one hundred thirty eight subaccounts within the Account, of which one hundred thirty seven had activity during 2014. Each Contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (individually, a "Portfolio" and collectively, the "Portfolios"). Investment options vary by Contracts.

        The name of each Portfolio and the corresponding subaccount name are as follows:
Prudential Money Market Portfolio
Prudential Diversified Bond Portfolio
Prudential Equity Portfolio
Prudential Flexible Managed Portfolio
Prudential Conservative Balanced Portfolio
Prudential Value Portfolio
Prudential High Yield Bond Portfolio
Prudential Natural Resources Portfolio
Prudential Stock Index Portfolio
Prudential Global Portfolio
Prudential Jennison Portfolio
Prudential Small Capitalization Stock Portfolio
T. Rowe Price International Stock Portfolio
T. Rowe Price Equity Income Portfolio (Investor Class)
Invesco V.I. Core Equity Fund (Series I)
Janus Aspen Janus Portfolio (Institutional Shares)
Janus Aspen Overseas Portfolio (Institutional Shares)
MFS(R) Research Series (Initial Class)
MFS(R) Growth Series (Initial Class)
VP Value Fund (Class I)
Franklin Small-Mid Cap Growth VIP Fund (Class 2)
Prudential Jennison 20/20 Focus Portfolio
Davis Value Portfolio
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)
Prudential SP Small Cap Value Portfolio
Janus Aspen Janus Portfolio (Service Shares)
Prudential SP Prudential U.S. Emerging Growth Portfolio
Prudential SP International Growth Portfolio
Prudential SP International Value Portfolio
AST Goldman Sachs Large-Cap Value Portfolio
AST Schroders Multi-Asset World Strategies Portfolio
AST Cohen & Steers Realty Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Herndon Large-Cap Value Portfolio
AST High Yield Portfolio
AST Small-Cap Growth Opportunities Portfolio
AST Mid-Cap Value Portfolio
AST Small-Cap Value Portfolio
AST Goldman Sachs Concentrated Growth Portfolio**
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Large-Cap Value Portfolio
AST Lord Abbett Core Fixed Income Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio

                                      A61

AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST T. Rowe Price Equity Income Portfolio
AST QMA US Equity Alpha Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST MFS Global Equity Portfolio
AST J.P. Morgan International Equity Portfolio
AST Templeton Global Bond Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Academic Strategies Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
AST FI Pyramis Quantitative Portfolio
AST Prudential Growth Allocation Portfolio
AST Advanced Strategies Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST Money Market Portfolio
AST Small-Cap Growth Portfolio
AST PIMCO Total Return Bond Portfolio
AST International Value Portfolio
AST International Growth Portfolio
NVIT Developing Markets Fund (Class II)
AST Investment Grade Bond Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Global Real Estate Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Schroders Global Tactical Portfolio
AST RCM World Trends Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST Goldman Sachs Multi-Asset Portfolio
AST FI Pyramis(R) Asset Allocation Portfolio
ProFund VP Consumer Services
ProFund VP Consumer Goods Portfolio
ProFund VP Financials
ProFund VP Health Care
ProFund VP Industrials
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Real Estate
ProFund VP Small-Cap Growth
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP Utilities
ProFund VP Large-Cap Growth
ProFund VP Large-Cap Value
AST Boston Partners Large-Cap Value Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Bond Portfolio 2020
AST Bond Portfolio 2017
AST Bond Portfolio 2021
Wells Fargo Advantage VT International Equity Fund (Class 1)
Wells Fargo Advantage VT Omega Growth Fund (Class 1)
Wells Fargo Advantage VT Small Cap Growth Fund (Class 1)
Wells Fargo Advantage VT Small Cap Value Fund (Class 1)
AST Bond Portfolio 2022
AST Quantitative Modeling Portfolio
AST BlackRock Global Strategies Portfolio
Wells Fargo Advantage VT Opportunity Fund (Class 1)
AST Prudential Core Bond Portfolio
AST Neuberger Berman Core Bond Portfolio
AST Bond Portfolio 2023
AST Franklin Templeton Founding Funds Allocation Portfolio
AST New Discovery Asset Allocation Portfolio
AST Western Asset Emerging Markets Debt Portfolio
AST MFS Large-Cap Value Portfolio
AST Bond Portfolio 2024
AST AQR Emerging Markets Equity Portfolio
AST ClearBridge Dividend Growth Portfolio
AST QMA Emerging Markets Equity Portfolio
AST Multi-Sector Fixed Income Portfolio
AST BlackRock iShares ETF Portfolio
AST Franklin Templeton Founding Funds Plus Portfolio
AST Defensive Asset Allocation Portfolio
AST AQR Large-Cap Portfolio
AST QMA Large-Cap Portfolio
AST Bond Portfolio 2025
AST T. Rowe Price Growth Opportunities Portfolio
AST Goldman Sachs Global Growth Allocation Portfolio
AST T. Rowe Price Diversified Real Growth Portfolio
AST Prudential Flexible Multi-Strategy Portfolio
AST BlackRock Multi-Asset Income Portfolio
AST Franklin Templeton K2 Global Absolute Return Portfolio
AST Managed Equity Portfolio
AST Managed Fixed-Income Portfolio
AST FQ Absolute Return Currency Portfolio
AST Jennison Global Infrastructure Portfolio
AST Goldman Sachs Strategic Income Portfolio
AST Legg Mason Diversified Growth Portfolio
AST Bond Portfolio 2016*
        --------
        * Subaccount was available for investment but had no assets as of December 31, 2014.
        ** Subaccount was no longer available for investment at December 31, 2014.

                                      A62

        The following table sets forth the dates at which mergers took place in the Account along with relevant information pertaining to each merger. The transfer from the old subaccounts to the new subaccounts are reflected in the Statements of Changes in Net Assets for the year ended December 31, 2014 as net transfers between subaccounts. The transfer occurred as follows:

                                 REMOVED PORTFOLIO          SURVIVING PORTFOLIO
FEBRUARY 7, 2014           ----------------------------- --------------------------
                                 AST GOLDMAN SACHS           AST LOOMIS SAYLES
                           CONCENTRATED GROWTH PORTFOLIO LARGE-CAP GROWTH PORTFOLIO
                           ----------------------------- --------------------------
Shares....................            3,818,327                    5,349,663
Net asset value per share.         $      40.07                 $      28.60
Net assets before merger..         $153,000,361                 $244,835,143
Net assets after merger...         $          -                 $397,835,504

        The Portfolios are diversified open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946--Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

        Investments--The investments in shares of the Portfolios are stated at the reported net asset value of the respective Portfolios and is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend Income and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

NOTE 3: FAIR VALUE

        Fair Value Measurement--Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls

                                      A63
        is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

        Level 1--Fair value is based on unadjusted quoted prices in active markets that the Account can access.

        Level 2--Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

        Level 3--Fair value is based on at least one or more significant unobservable inputs for the investment.

        As of December 31, 2014, management determined that the fair value inputs for all of the Account's investments, which consist solely of investments in open end mutual funds registered with the Securities and Exchange Commission, were considered Level 2.

        TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2

        Transfers between levels are made to reflect changes in observability of inputs and market activity. During the year ended December 31, 2014, there were no transfers from Level 2 to Level 1. There were transfers from Level 1 to Level 2 as presented below. Transfers into or out of any level are based on values as of December 31, 2013.

   Invesco V.I. Core Equity Fund (Series I)..................... $97,179,814
   AllianceBernstein VPS Large Cap Growth Portfolio (Class B)...   7,205,255
   VP Value Fund (Class I)......................................  30,803,351
   Davis Value Portfolio........................................  30,760,095
   Franklin Small-Mid Cap Growth VIP Fund (Class 2).............  30,316,921
   Janus Aspen Janus Portfolio (Service Shares).................  12,064,745
   Janus Aspen Janus Portfolio (Institutional Shares)...........  63,509,198
   Janus Aspen Overseas Portfolio (Institutional Shares)........  96,032,116
   NVIT Developing Markets Fund (Class II)......................  10,904,677
   MFS(R) Growth Series (Initial Class).........................  64,474,846
   MFS(R) Research Series (Initial Class).......................  21,699,752
   ProFund VP Consumer Services.................................     518,459
   ProFund VP Consumer Goods Portfolio..........................     404,042
   ProFund VP Financials........................................     863,069
   ProFund VP Health Care.......................................   1,795,350
   ProFund VP Industrials.......................................     421,843
   ProFund VP Mid-Cap Growth....................................     628,203
   ProFund VP Mid-Cap Value.....................................     759,404
   ProFund VP Real Estate.......................................     446,378
   ProFund VP Small-Cap Growth..................................   1,183,248
   ProFund VP Small-Cap Value...................................     448,176
   ProFund VP Telecommunications................................     161,079
   ProFund VP Utilities.........................................     559,971
   ProFund VP Large-Cap Growth..................................   1,188,375
   ProFund VP Large-Cap Value...................................   1,312,378
   T. Rowe Price Equity Income Portfolio (Investor Class).......  79,490,475
   T. Rowe Price International Stock Portfolio..................  22,371,031
   Wells Fargo Advantage VT International Equity Fund (Class 1).     596,605
   Wells Fargo Advantage VT Omega Growth Fund (Class 1).........   1,416,984
   Wells Fargo Advantage VT Small Cap Growth Fund (Class 1).....     602,307
   Wells Fargo Advantage VT Small Cap Value Fund (Class 1)......   1,184,928

                                      A64

NOTE 4: TAXES

        Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial's consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the year ended December 31, 2014 were as follows:

                                                             PURCHASES      SALES
                                                            ------------ ------------
Prudential Money Market Portfolio.......................... $ 23,533,228 $ 50,634,585
Prudential Diversified Bond Portfolio......................    1,782,764   25,281,431
Prudential Equity Portfolio................................    1,655,344   28,658,338
Prudential Flexible Managed Portfolio......................      161,261    2,007,183
Prudential Conservative Balanced Portfolio.................      388,668    2,850,470
Prudential Value Portfolio.................................    2,187,682   51,726,650
Prudential High Yield Bond Portfolio.......................    6,843,946   35,549,422
Prudential Natural Resources Portfolio.....................      153,771    1,097,569
Prudential Stock Index Portfolio...........................    6,383,161   50,538,211
Prudential Global Portfolio................................      816,959    9,176,489
Prudential Jennison Portfolio..............................    2,168,369   51,191,253
Prudential Small Capitalization Stock Portfolio............      818,292    9,562,593
T. Rowe Price International Stock Portfolio................      390,366    2,267,531
T. Rowe Price Equity Income Portfolio - Investor Class.....      551,755   10,552,099
Invesco V.I. Core Equity Fund - Series I...................       87,583   13,979,523
Janus Aspen Janus Portfolio - Institutional Shares.........      298,565    8,456,041
Janus Aspen Overseas Portfolio - Institutional Shares......      156,872   10,367,837
MFS(R) Research Series - Initial Class.....................       95,544    3,496,974
MFS(R) Growth Series - Initial Class.......................      610,140    8,779,998
VP Value Fund - Class I....................................      951,462    4,689,389
Franklin Small-Mid Cap Growth VIP Fund - Class 2...........      421,884    4,315,940
Prudential Jennison 20/20 Focus Portfolio..................      684,488    7,077,153
Davis Value Portfolio......................................      168,544    3,861,285
AllianceBernstein VPS Large Cap Growth Portfolio - Class B.    1,227,803    1,680,359
Prudential SP Small Cap Value Portfolio....................    2,400,095   19,590,712
Janus Aspen Janus Portfolio - Service Shares...............      312,444    2,314,143
Prudential SP Prudential U.S. Emerging Growth Portfolio....    1,410,485   23,077,556
Prudential SP International Growth Portfolio...............    1,256,696    7,002,937
Prudential SP International Value Portfolio................      999,891    6,578,381
AST Goldman Sachs Large-Cap Value Portfolio................   51,842,151   42,840,388
AST Schroders Multi-Asset World Strategies Portfolio.......  142,367,027  315,505,538
AST Cohen & Steers Realty Portfolio........................   49,138,224   51,617,450
AST J.P. Morgan Strategic Opportunities Portfolio..........  110,867,277  162,525,000
AST Herndon Large-Cap Value Portfolio......................   18,185,726   30,692,403
AST High Yield Portfolio...................................   60,947,998   79,203,564
AST Small-Cap Growth Opportunities Portfolio...............   41,462,818   45,327,215
AST Mid-Cap Value Portfolio................................   21,250,757   26,795,442
AST Small-Cap Value Portfolio..............................   19,386,826   33,541,462
AST Goldman Sachs Concentrated Growth Portfolio............    2,532,873  158,484,382
AST Goldman Sachs Mid-Cap Growth Portfolio.................   38,083,494   56,944,235
AST Large-Cap Value Portfolio..............................   59,264,161   65,039,641
AST Lord Abbett Core Fixed Income Portfolio................   90,471,951   64,319,959
AST Loomis Sayles Large-Cap Growth Portfolio...............  183,503,524   77,072,997
AST MFS Growth Portfolio...................................   27,182,795   28,162,043
AST Neuberger Berman Mid-Cap Growth Portfolio..............   51,275,124   60,800,501
AST Neuberger Berman / LSV Mid-Cap Value Portfolio.........   52,573,096   56,211,856

                                      A65

                                                                PURCHASES        SALES
                                                              -------------- --------------
AST PIMCO Limited Maturity Bond Portfolio.................... $   34,334,706 $   57,863,568
AST T. Rowe Price Equity Income Portfolio....................     37,196,752     43,663,379
AST QMA US Equity Alpha Portfolio............................     71,334,547     24,703,402
AST T. Rowe Price Natural Resources Portfolio................     68,960,821     81,045,478
AST T. Rowe Price Asset Allocation Portfolio.................    660,898,450    415,689,129
AST MFS Global Equity Portfolio..............................     84,139,074     59,866,258
AST J.P. Morgan International Equity Portfolio...............     39,523,713     31,505,932
AST Templeton Global Bond Portfolio..........................     22,651,006     26,950,890
AST Wellington Management Hedged Equity Portfolio............    375,424,020    122,343,875
AST Capital Growth Asset Allocation Portfolio................    786,300,781    400,069,828
AST Academic Strategies Asset Allocation Portfolio...........    197,038,805    582,825,552
AST Balanced Asset Allocation Portfolio......................    565,008,814    547,139,181
AST Preservation Asset Allocation Portfolio..................    304,430,661    559,881,516
AST FI Pyramis Quantitative Portfolio........................    222,244,728    259,092,444
AST Prudential Growth Allocation Portfolio...................    626,820,437    352,015,070
AST Advanced Strategies Portfolio............................    492,379,798    377,557,335
AST T. Rowe Price Large-Cap Growth Portfolio.................    120,743,595    108,139,259
AST Money Market Portfolio...................................    334,321,283    354,931,913
AST Small-Cap Growth Portfolio...............................     36,299,913     55,014,028
AST PIMCO Total Return Bond Portfolio........................    111,548,270    408,852,459
AST International Value Portfolio............................     22,366,319     18,001,482
AST International Growth Portfolio...........................     26,526,591     20,169,592
NVIT Developing Markets Fund - Class II......................        463,790      2,728,594
AST Investment Grade Bond Portfolio..........................  1,322,920,859  1,252,696,552
AST Western Asset Core Plus Bond Portfolio...................    138,011,673     67,756,729
AST Bond Portfolio 2018......................................      9,713,385     39,608,098
AST Bond Portfolio 2019......................................      2,274,227      9,432,779
AST Global Real Estate Portfolio.............................     15,817,226     21,179,077
AST Parametric Emerging Markets Equity Portfolio.............     50,161,925     63,353,261
AST Goldman Sachs Small-Cap Value Portfolio..................     59,607,721     59,616,276
AST Schroders Global Tactical Portfolio......................    296,320,298    207,431,209
AST RCM World Trends Portfolio...............................    294,486,876    234,872,442
AST J.P. Morgan Global Thematic Portfolio....................    201,183,271    171,186,686
AST Goldman Sachs Multi-Asset Portfolio......................    244,881,363    204,091,788
AST FI Pyramis(R) Asset Allocation Portfolio.................    347,701,675    119,202,200
ProFund VP Consumer Services.................................         82,584        246,743
ProFund VP Consumer Goods Portfolio..........................        163,444        223,941
ProFund VP Financials........................................        424,610        473,245
ProFund VP Health Care.......................................        848,018        884,145
ProFund VP Industrials.......................................        206,222        276,040
ProFund VP Mid-Cap Growth....................................        133,323        247,176
ProFund VP Mid-Cap Value.....................................      1,009,609      1,310,798
ProFund VP Real Estate.......................................        427,973        320,477
ProFund VP Small-Cap Growth..................................        676,382      1,085,306
ProFund VP Small-Cap Value...................................        384,999        593,019
ProFund VP Telecommunications................................         13,700         79,860
ProFund VP Utilities.........................................        430,919        335,913
ProFund VP Large-Cap Growth..................................        789,742        314,383
ProFund VP Large-Cap Value...................................        868,639        772,605
AST Boston Partners Large-Cap Value Portfolio................     17,964,322     18,353,337
AST Jennison Large-Cap Growth Portfolio......................     42,102,321     30,434,406
AST Bond Portfolio 2020......................................     19,357,642     25,460,893
AST Bond Portfolio 2017......................................     18,121,723     44,437,934
AST Bond Portfolio 2021......................................     64,734,811     52,360,016
Wells Fargo Advantage VT International Equity Fund - Class 1.          7,045        120,862
Wells Fargo Advantage VT Omega Growth Fund - Class 1.........          8,036        443,125
Wells Fargo Advantage VT Small Cap Growth Fund - Class 1.....         41,849        184,878
Wells Fargo Advantage VT Small Cap Value Fund - Class 1......         29,922        277,020
AST Bond Portfolio 2022......................................      8,717,492     31,221,995
AST Quantitative Modeling Portfolio..........................    173,885,352     15,174,389
AST BlackRock Global Strategies Portfolio....................    167,563,991    158,787,263

                                      A66

                                                              PURCHASES       SALES
                                                            -------------- ------------
Wells Fargo Advantage VT Opportunity Fund - Class 1........ $        1,334 $    256,353
AST Prudential Core Bond Portfolio.........................     57,657,696   24,919,578
AST Neuberger Berman Core Bond Portfolio...................     27,403,989   11,909,109
AST Bond Portfolio 2023....................................      8,955,342  133,472,789
AST Franklin Templeton Founding Funds Allocation Portfolio.     42,224,065  267,827,856
AST New Discovery Asset Allocation Portfolio...............    121,588,657   35,549,865
AST Western Asset Emerging Markets Debt Portfolio..........      1,860,333      763,993
AST MFS Large-Cap Value Portfolio..........................     21,635,667    7,479,727
AST Bond Portfolio 2024....................................     36,804,489   51,427,622
AST AQR Emerging Markets Equity Portfolio..................      1,876,221      946,965
AST ClearBridge Dividend Growth Portfolio..................     40,455,640    8,728,540
AST QMA Emerging Markets Equity Portfolio..................      1,662,994      419,762
AST Multi-Sector Fixed Income Portfolio....................  1,589,818,014    5,550,239
AST BlackRock iShares ETF Portfolio........................    107,069,446   10,668,591
AST Franklin Templeton Founding Funds Plus Portfolio.......    408,052,009   48,487,972
AST Defensive Asset Allocation Portfolio...................    145,079,789   52,901,274
AST AQR Large-Cap Portfolio................................      2,391,388      810,825
AST QMA Large-Cap Portfolio................................      3,280,033    1,077,016
AST Bond Portfolio 2025....................................     36,120,623    7,184,231
AST T. Rowe Price Growth Opportunities Portfolio...........    279,699,929      388,420
AST Goldman Sachs Global Growth Allocation Portfolio.......      4,202,378      453,092
AST T. Rowe Price Diversified Real Growth Portfolio........      8,522,366      416,805
AST Prudential Flexible Multi-Strategy Portfolio...........      5,691,211      649,573
AST BlackRock Multi-Asset Income Portfolio.................      7,936,722      363,064
AST Franklin Templeton K2 Global Absolute Return Portfolio.      1,976,587      204,835
AST Managed Equity Portfolio...............................      2,646,616       75,315
AST Managed Fixed-Income Portfolio.........................      4,898,348      521,038
AST FQ Absolute Return Currency Portfolio..................        351,810       27,174
AST Jennison Global Infrastructure Portfolio...............        945,622        6,946
AST Goldman Sachs Strategic Income Portfolio...............      1,346,822       83,116
AST Legg Mason Diversified Growth Portfolio................      4,429,719          561

NOTE 6: RELATED PARTY TRANSACTIONS

        The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

        The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC ("PI") and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers' performance of such services with respect to each Portfolio. The Investment Managers have entered into subadvisory agreements with several subadvisers, including Prudential Investment Management, Inc., Jennison Associates LLC, and Quantitative Management Associates, LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

        The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of each Portfolio.

                                      A67

        No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

        The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors Inc. ("PAD"), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each Portfolio. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

        Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

        Certain charges and fees for the portfolios may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

        See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios in which it invests, including the related party expenses disclosed above.

NOTE 7: FINANCIAL HIGHLIGHTS

        Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum Contract charges offered by Pruco Life as contract owners may not have selected all available and applicable Contract options.

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME     EXPENSE RATIO**    TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST     (000S)    RATIO*     LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ---------------------  -------- ----------   -----------------  ----------------
                                            PRUDENTIAL MONEY MARKET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  105,488 $0.94316 to  $ 9.92485 $123,830   0.00%/(1)/ 1.00%  to   2.10%  -2.06% to  -0.99%
December 31, 2013  127,983 $0.96168 to  $10.02367 $150,930   0.00%/(1)/ 1.00%  to   2.10%  -2.05% to  -0.99%
December 31, 2012  149,308 $0.98047 to  $10.12341 $177,543   0.01%      1.00%  to   2.10%  -2.05% to  -0.98%
December 31, 2011  171,807 $0.99939 to  $10.22387 $207,800   0.02%      1.00%  to   2.10%  -2.03% to  -0.96%
December 31, 2010  198,480 $1.01802 to  $10.32322 $242,080   0.03%      1.00%  to   2.45%  -2.36% to  -0.96%

                                          PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   72,636 $2.08421 to  $ 2.53667 $183,884   1.13%      1.35%  to   1.65%   5.36% to   5.67%
December 31, 2013   81,007 $1.97826 to  $ 2.40199 $194,199   3.94%      1.35%  to   1.65%  -2.33% to  -2.05%
December 31, 2012   93,666 $2.02539 to  $ 2.45301 $229,314   4.39%      1.35%  to   1.65%   8.88% to   9.20%
December 31, 2011  102,710 $1.86014 to  $ 2.24741 $230,380   4.29%      1.35%  to   1.65%   5.78% to   6.08%
December 31, 2010  114,526 $1.75857 to  $ 2.11964 $242,277   4.20%      1.35%  to   1.65%   8.78% to   9.10%

                                               PRUDENTIAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   71,107 $1.79101 to  $ 3.07736 $202,451   0.00%      1.35%  to   2.00%   5.59% to   6.27%
December 31, 2013   79,925 $1.69020 to  $ 2.89713 $214,130   0.00%      1.35%  to   2.00%  30.92% to  31.75%
December 31, 2012   90,862 $1.28661 to  $ 2.19998 $184,958   0.60%      1.35%  to   2.00%  11.45% to  12.17%
December 31, 2011  103,849 $1.15047 to  $ 1.96226 $188,373   0.68%      1.35%  to   2.00%  -5.36% to  -4.75%
December 31, 2010  120,853 $1.21137 to  $ 2.06117 $229,570   0.79%      1.35%  to   2.00%   9.71% to  10.41%

                                      A68

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ---------------------  -------- ---------- -----------------  ------------------
                                          PRUDENTIAL FLEXIBLE MANAGED PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014    5,009 $2.77211 to  $ 2.77211 $ 13,886   0.00%    1.40%  to   1.40%    9.52% to    9.52%
December 31, 2013    5,642 $2.53115 to  $ 2.53115 $ 14,280   0.00%    1.40%  to   1.40%   18.48% to   18.48%
December 31, 2012    6,313 $2.13628 to  $ 2.13628 $ 13,487   1.92%    1.40%  to   1.40%   11.80% to   11.80%
December 31, 2011    7,096 $1.91077 to  $ 1.91077 $ 13,559   1.97%    1.40%  to   1.40%    2.90% to    2.90%
December 31, 2010    7,982 $1.85698 to  $ 1.85698 $ 14,822   2.24%    1.40%  to   1.40%   10.48% to   10.48%

                                       PRUDENTIAL CONSERVATIVE BALANCED PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014    7,302 $2.57585 to  $ 2.57585 $ 18,808   0.00%    1.40%  to   1.40%    7.27% to    7.27%
December 31, 2013    8,177 $2.40130 to  $ 2.40130 $ 19,636   0.00%    1.40%  to   1.40%   14.55% to   14.55%
December 31, 2012    9,349 $2.09636 to  $ 2.09636 $ 19,598   2.09%    1.40%  to   1.40%    9.69% to    9.69%
December 31, 2011   10,584 $1.91117 to  $ 1.91117 $ 20,228   2.28%    1.40%  to   1.40%    3.16% to    3.16%
December 31, 2010   12,140 $1.85264 to  $ 1.85264 $ 22,491   2.45%    1.40%  to   1.40%   10.20% to   10.20%

                                               PRUDENTIAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   99,749 $2.01704 to  $ 4.04747 $296,461   0.00%    1.35%  to   2.00%    7.95% to    8.63%
December 31, 2013  116,026 $1.86670 to  $ 3.72763 $316,368   0.00%    1.35%  to   2.00%   30.49% to   31.32%
December 31, 2012  133,540 $1.42920 to  $ 2.83999 $276,927   0.98%    1.35%  to   2.00%   12.37% to   13.09%
December 31, 2011  154,555 $1.27064 to  $ 2.51241 $283,061   1.02%    1.35%  to   2.00%   -7.43% to   -6.83%
December 31, 2010  180,228 $1.37128 to  $ 2.69800 $353,298   0.99%    1.35%  to   2.00%   11.63% to   12.34%

                                          PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   42,176 $2.08850 to  $14.60641 $178,309   5.99%    1.35%  to   2.00%    0.70% to    1.35%
December 31, 2013   47,473 $2.06706 to  $14.41969 $201,311   6.32%    1.35%  to   2.00%    5.15% to    5.81%
December 31, 2012   53,646 $1.95903 to  $13.63244 $215,814   6.92%    1.35%  to   2.00%   12.18% to   12.90%
December 31, 2011   59,815 $1.74036 to  $12.08103 $219,331   7.45%    1.35%  to   2.50%    2.54% to    3.69%
December 31, 2010   67,908 $1.68340 to  $11.65524 $244,422   8.32%    1.35%  to   2.60%   11.16% to   12.53%

                                         PRUDENTIAL NATURAL RESOURCES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014      903 $6.14406 to  $ 6.14406 $  5,551   0.00%    1.40%  to   1.40%  -21.01% to  -21.01%
December 31, 2013    1,009 $7.77806 to  $ 7.77806 $  7,850   0.00%    1.40%  to   1.40%    8.70% to    8.70%
December 31, 2012    1,128 $7.15524 to  $ 7.15524 $  8,075   0.47%    1.40%  to   1.40%   -3.82% to   -3.82%
December 31, 2011    1,345 $7.43963 to  $ 7.43963 $ 10,005   0.19%    1.40%  to   1.40%  -20.15% to  -20.15%
December 31, 2010    1,685 $9.31742 to  $ 9.31742 $ 15,700   0.43%    1.40%  to   1.40%   26.22% to   26.22%

                                            PRUDENTIAL STOCK INDEX PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  114,422 $1.42009 to  $ 3.26890 $310,971   3.05%    1.35%  to   2.00%   11.09% to   11.80%
December 31, 2013  130,864 $1.27465 to  $ 2.92538 $316,543   0.00%    1.35%  to   2.00%   29.31% to   30.14%
December 31, 2012  148,556 $0.98286 to  $ 2.24908 $276,210   1.71%    1.35%  to   2.00%   13.40% to   14.14%
December 31, 2011  169,900 $0.86409 to  $ 1.97156 $276,321   1.62%    1.35%  to   2.00%   -0.05% to    0.60%
December 31, 2010  197,334 $0.86195 to  $ 1.96089 $318,094   1.77%    1.35%  to   2.00%   12.34% to   13.06%

                                               PRUDENTIAL GLOBAL PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   27,387 $1.16831 to  $ 2.56578 $ 60,958   0.00%    1.35%  to   2.00%    1.22% to    1.88%
December 31, 2013   30,874 $1.15067 to  $ 2.51978 $ 67,256   0.00%    1.35%  to   2.00%   24.79% to   25.59%
December 31, 2012   34,277 $0.91935 to  $ 2.00744 $ 59,622   1.61%    1.35%  to   2.00%   15.21% to   15.95%
December 31, 2011   39,339 $0.79560 to  $ 1.73216 $ 59,072   1.57%    1.35%  to   2.00%   -8.80% to   -8.21%
December 31, 2010   45,509 $0.86969 to  $ 1.88807 $ 74,473   1.58%    1.35%  to   2.00%   10.53% to   11.24%

                                              PRUDENTIAL JENNISON PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  103,663 $1.20021 to  $ 3.52028 $296,938   0.00%    1.35%  to   2.00%    7.83% to    8.53%
December 31, 2013  120,569 $1.10982 to  $ 3.24547 $317,172   0.00%    1.35%  to   2.00%   34.96% to   35.83%
December 31, 2012  136,588 $0.81992 to  $ 2.39067 $264,878   0.16%    1.35%  to   2.00%   13.89% to   14.63%
December 31, 2011  156,398 $0.71775 to  $ 2.08665 $263,805   0.30%    1.35%  to   2.00%   -1.67% to   -1.03%
December 31, 2010  182,468 $0.72779 to  $ 2.10942 $309,345   0.44%    1.35%  to   2.00%    9.76% to   10.46%

                                     PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   13,550 $3.45796 to  $ 5.26694 $ 61,807   0.00%    1.35%  to   1.65%    3.68% to    3.98%
December 31, 2013   15,356 $3.33520 to  $ 5.06760 $ 67,442   0.00%    1.35%  to   1.65%   38.67% to   39.08%
December 31, 2012   16,924 $2.40521 to  $ 3.64564 $ 53,499   0.61%    1.35%  to   1.65%   14.14% to   14.48%
December 31, 2011   19,186 $2.10724 to  $ 3.18624 $ 53,031   0.81%    1.35%  to   1.65%   -1.07% to   -0.78%
December 31, 2010   22,234 $2.13000 to  $ 3.21282 $ 62,028   0.82%    1.35%  to   1.65%   23.89% to   24.25%

                                      A69

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)  LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ --------------------  -------- ---------- -----------------  ------------------
                                      T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014  12,524 $1.18092 to  $1.62418 $ 20,257   1.02%    1.35%  to   1.65%   -2.84% to   -2.56%
December 31, 2013  13,481 $1.21548 to  $1.66761 $ 22,371   0.85%    1.35%  to   1.65%   12.20% to   12.54%
December 31, 2012  14,599 $1.08327 to  $1.48263 $ 21,529   1.22%    1.35%  to   1.65%   16.51% to   16.86%
December 31, 2011  16,365 $0.92976 to  $1.26936 $ 20,660   1.48%    1.35%  to   1.65%  -14.25% to  -14.00%
December 31, 2010  18,469 $1.08424 to  $1.47671 $ 27,104   0.93%    1.35%  to   1.65%   12.60% to   12.92%

                                T. ROWE PRICE EQUITY INCOME PORTFOLIO - INVESTOR CLASS
                   ------------------------------------------------------------------------------------
December 31, 2014  23,102 $2.08981 to  $3.26392 $ 74,912   1.73%    1.35%  to   1.65%    5.64% to    5.94%
December 31, 2013  25,950 $1.97830 to  $3.08233 $ 79,490   1.54%    1.35%  to   1.65%   27.62% to   27.99%
December 31, 2012  28,067 $1.55020 to  $2.40943 $ 67,182   2.14%    1.35%  to   1.65%   15.24% to   15.58%
December 31, 2011  31,233 $1.34518 to  $2.08566 $ 64,734   1.73%    1.35%  to   1.65%   -2.32% to   -2.03%
December 31, 2010  34,755 $1.37716 to  $2.13003 $ 73,513   1.89%    1.35%  to   1.65%   13.16% to   13.49%

                                       INVESCO V.I. CORE EQUITY FUND - SERIES I
                   ------------------------------------------------------------------------------------
December 31, 2014  33,857 $1.42106 to  $2.72627 $ 90,740   0.84%    1.35%  to   1.65%    6.39% to    6.71%
December 31, 2013  38,677 $1.33567 to  $2.55624 $ 97,180   1.38%    1.35%  to   1.65%   27.15% to   27.53%
December 31, 2012  43,198 $1.05048 to  $2.00552 $ 85,180   0.96%    1.35%  to   1.65%   12.02% to   12.36%
December 31, 2011  49,252 $0.93773 to  $1.78573 $ 86,494   0.94%    1.35%  to   1.65%   -1.68% to   -1.40%
December 31, 2010  56,457 $0.95379 to  $1.81190 $100,796   0.96%    1.35%  to   1.65%    7.77% to    8.09%

                                  JANUS ASPEN JANUS PORTFOLIO - INSTITUTIONAL SHARES
                   ------------------------------------------------------------------------------------
December 31, 2014  25,154 $1.21494 to  $2.54666 $ 62,900   0.37%    1.35%  to   1.65%   11.16% to   11.49%
December 31, 2013  28,310 $1.09299 to  $2.28537 $ 63,509   0.78%    1.35%  to   1.65%   28.22% to   28.60%
December 31, 2012  31,863 $0.85244 to  $1.77801 $ 55,620   0.55%    1.35%  to   1.65%   16.66% to   17.01%
December 31, 2011  35,341 $0.73068 to  $1.52032 $ 52,765   0.58%    1.35%  to   1.65%   -6.83% to   -6.57%
December 31, 2010  40,445 $0.78421 to  $1.62786 $ 64,687   1.09%    1.35%  to   1.65%   12.67% to   12.99%

                                 JANUS ASPEN OVERSEAS PORTFOLIO - INSTITUTIONAL SHARES
                   ------------------------------------------------------------------------------------
December 31, 2014  22,928 $1.83897 to  $3.34371 $ 75,536   5.83%    1.35%  to   1.65%  -13.30% to  -13.05%
December 31, 2013  25,331 $2.12113 to  $3.84746 $ 96,032   3.13%    1.35%  to   1.65%   12.70% to   13.04%
December 31, 2012  28,534 $1.88205 to  $3.40535 $ 95,790   0.69%    1.35%  to   1.65%   11.62% to   11.96%
December 31, 2011  32,274 $1.68615 to  $3.04341 $ 96,776   0.47%    1.35%  to   1.65%  -33.27% to  -33.07%
December 31, 2010  37,127 $2.52677 to  $4.54962 $166,661   0.68%    1.35%  to   1.65%   23.28% to   23.64%

                                        MFS(R) RESEARCH SERIES - INITIAL CLASS
                   ------------------------------------------------------------------------------------
December 31, 2014   7,641 $1.63066 to  $2.66475 $ 20,288   0.81%    1.35%  to   1.65%    8.42% to    8.74%
December 31, 2013   8,883 $1.50408 to  $2.45201 $ 21,700   0.33%    1.35%  to   1.65%   30.13% to   30.52%
December 31, 2012   9,422 $1.15583 to  $1.87950 $ 17,640   0.80%    1.35%  to   1.65%   15.36% to   15.72%
December 31, 2011  10,468 $1.00196 to  $1.62522 $ 16,928   0.85%    1.35%  to   1.65%   -2.07% to   -1.78%
December 31, 2010  11,770 $1.02309 to  $1.65543 $ 19,367   0.94%    1.35%  to   1.65%   14.02% to   14.36%

                                         MFS(R) GROWTH SERIES - INITIAL CLASS
                   ------------------------------------------------------------------------------------
December 31, 2014  22,311 $1.47837 to  $2.77955 $ 61,531   0.10%    1.35%  to   1.65%    7.18% to    7.49%
December 31, 2013  25,118 $1.37938 to  $2.58719 $ 64,475   0.23%    1.35%  to   1.65%   34.63% to   35.03%
December 31, 2012  27,447 $1.02455 to  $1.91698 $ 52,206   0.00%    1.35%  to   1.65%   15.47% to   15.81%
December 31, 2011  30,886 $0.88728 to  $1.65595 $ 50,595   0.19%    1.35%  to   1.65%   -1.95% to   -1.65%
December 31, 2010  35,471 $0.90488 to  $1.68460 $ 59,323   0.12%    1.35%  to   1.65%   13.46% to   13.80%

                                                VP VALUE FUND - CLASS I
                   ------------------------------------------------------------------------------------
December 31, 2014   9,538 $2.65685 to  $3.24394 $ 30,778   1.54%    1.35%  to   1.65%   11.24% to   11.57%
December 31, 2013  10,636 $2.38831 to  $2.90895 $ 30,803   1.65%    1.35%  to   1.65%   29.59% to   29.97%
December 31, 2012  10,985 $1.84301 to  $2.23925 $ 24,485   1.91%    1.35%  to   1.65%   12.71% to   13.05%
December 31, 2011  12,509 $1.63512 to  $1.98177 $ 24,681   2.03%    1.35%  to   1.65%   -0.62% to   -0.33%
December 31, 2010  13,742 $1.64535 to  $1.98934 $ 27,219   2.20%    1.35%  to   1.65%   11.58% to   11.91%

                                   FRANKLIN SMALL-MID CAP GROWTH VIP FUND - CLASS 2
                   ------------------------------------------------------------------------------------
December 31, 2014  10,386 $1.60675 to  $2.80296 $ 28,451   0.00%    1.35%  to   1.65%    5.73% to    6.04%
December 31, 2013  11,731 $1.51967 to  $2.64465 $ 30,317   0.00%    1.35%  to   1.65%   35.92% to   36.31%
December 31, 2012  13,253 $1.11808 to  $1.94109 $ 25,079   0.00%    1.35%  to   1.65%    9.04% to    9.37%
December 31, 2011  14,860 $1.02535 to  $1.77574 $ 25,731   0.00%    1.35%  to   1.65%   -6.37% to   -6.09%
December 31, 2010  16,566 $1.09508 to  $1.89197 $ 30,563   0.00%    1.35%  to   1.65%   25.55% to   25.93%

                                       PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014  20,333 $2.29737 to  $2.45756 $ 49,920   0.00%    1.35%  to   1.65%    5.41% to    5.72%
December 31, 2013  22,694 $2.17940 to  $2.32560 $ 52,712   0.00%    1.35%  to   1.65%   27.77% to   28.15%
December 31, 2012  25,911 $1.70567 to  $1.81563 $ 46,983   0.00%    1.35%  to   1.65%    9.23% to    9.55%
December 31, 2011  29,076 $1.56151 to  $1.65810 $ 48,160   0.08%    1.35%  to   1.65%   -5.72% to   -5.44%
December 31, 2010  32,078 $1.65622 to  $1.75443 $ 56,225   0.00%    1.35%  to   1.65%    6.08% to    6.40%

                                      A70

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                                   DAVIS VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   18,108 $ 1.53523 to  $ 1.60314 $   28,795   0.91%    1.35%  to   1.65%    4.33% to    4.64%
December 31, 2013   20,232 $ 1.47145 to  $ 1.53200 $   30,760   0.84%    1.35%  to   1.65%   31.26% to   31.65%
December 31, 2012   23,262 $ 1.12101 to  $ 1.16370 $   26,878   1.57%    1.35%  to   1.65%   11.23% to   11.57%
December 31, 2011   27,280 $ 1.00779 to  $ 1.04304 $   28,266   0.81%    1.35%  to   1.65%   -5.73% to   -5.45%
December 31, 2010   31,083 $ 1.06904 to  $ 1.10314 $   34,079   1.31%    1.35%  to   1.65%   10.93% to   11.25%

                                 ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO - CLASS B
                   -----------------------------------------------------------------------------------------
December 31, 2014    7,457 $ 0.99640 to  $ 1.04158 $    7,691   0.00%    1.35%  to   1.65%   11.99% to   12.33%
December 31, 2013    7,839 $ 0.88970 to  $ 0.92729 $    7,205   0.00%    1.35%  to   1.65%   34.78% to   35.18%
December 31, 2012    7,753 $ 0.66012 to  $ 0.68598 $    5,274   0.03%    1.35%  to   1.65%   14.23% to   14.58%
December 31, 2011    7,628 $ 0.57787 to  $ 0.59869 $    4,532   0.09%    1.35%  to   1.65%   -4.83% to   -4.56%
December 31, 2010    8,341 $ 0.60717 to  $ 0.62731 $    5,196   0.28%    1.35%  to   1.65%    8.05% to    8.37%

                                          PRUDENTIAL SP SMALL CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   39,236 $ 2.15175 to  $ 2.88444 $  104,079   0.00%    1.35%  to   2.00%    2.88% to    3.54%
December 31, 2013   45,199 $ 2.08949 to  $ 2.78722 $  116,216   0.00%    1.35%  to   2.00%   34.76% to   35.61%
December 31, 2012   52,822 $ 1.54910 to  $ 2.05619 $  100,418   0.45%    1.35%  to   2.00%   13.78% to   14.51%
December 31, 2011   62,060 $ 1.36006 to  $ 1.79660 $  103,381   0.68%    1.35%  to   2.00%   -4.67% to   -4.06%
December 31, 2010   72,892 $ 1.42540 to  $ 1.87355 $  127,033   0.65%    1.35%  to   2.00%   23.80% to   24.59%

                                        JANUS ASPEN JANUS PORTFOLIO - SERVICE SHARES
                   -----------------------------------------------------------------------------------------
December 31, 2014    7,009 $ 1.00336 to  $ 2.26282 $   11,422   0.22%    1.40%  to   2.00%   10.52% to   11.18%
December 31, 2013    8,225 $ 0.90515 to  $ 2.03533 $   12,065   0.66%    1.40%  to   2.00%   27.44% to   28.20%
December 31, 2012    9,526 $ 0.70809 to  $ 1.58757 $   10,868   0.43%    1.40%  to   2.00%   15.96% to   16.65%
December 31, 2011   11,019 $ 0.60888 to  $ 1.36100 $   10,839   0.43%    1.40%  to   2.00%   -7.39% to   -6.84%
December 31, 2010   13,323 $ 0.65560 to  $ 1.46090 $   13,998   0.36%    1.40%  to   2.00%   12.02% to   12.68%

                                  PRUDENTIAL SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   44,521 $ 1.75488 to  $ 3.93032 $  127,551   0.00%    1.35%  to   2.00%    7.36% to    8.05%
December 31, 2013   51,864 $ 1.62968 to  $ 3.63925 $  137,598   0.00%    1.35%  to   2.00%   25.95% to   26.76%
December 31, 2012   59,367 $ 1.29003 to  $ 2.87251 $  124,761   0.41%    1.35%  to   2.00%   14.58% to   15.32%
December 31, 2011   69,627 $ 1.12252 to  $ 2.49218 $  128,003   0.59%    1.35%  to   2.00%    0.22% to    0.86%
December 31, 2010   84,602 $ 1.11678 to  $ 2.47225 $  155,289   0.41%    1.35%  to   2.00%   18.08% to   18.82%

                                        PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   23,271 $ 0.82745 to  $ 2.06435 $   35,459   0.00%    1.40%  to   2.00%   -7.56% to   -7.00%
December 31, 2013   26,352 $ 0.89246 to  $ 2.22017 $   43,541   0.00%    1.35%  to   2.00%   16.54% to   17.29%
December 31, 2012   30,107 $ 0.76353 to  $ 1.89389 $   42,782   0.64%    1.35%  to   2.00%   19.99% to   20.77%
December 31, 2011   35,232 $ 0.63438 to  $ 1.56912 $   41,592   1.32%    1.35%  to   2.00%  -16.58% to  -16.04%
December 31, 2010   41,904 $ 0.75821 to  $ 1.86993 $   58,478   1.53%    1.35%  to   2.00%   11.78% to   12.49%

                                        PRUDENTIAL SP INTERNATIONAL VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   19,870 $ 1.15734 to  $ 2.01976 $   33,367   0.00%    1.40%  to   2.00%   -7.88% to   -7.33%
December 31, 2013   22,680 $ 1.25263 to  $ 2.18500 $   41,163   0.00%    1.40%  to   2.00%   17.73% to   18.43%
December 31, 2012   25,837 $ 1.06080 to  $ 1.84942 $   39,628   2.67%    1.40%  to   2.00%   14.62% to   15.31%
December 31, 2011   29,946 $ 0.92278 to  $ 1.60798 $   39,901   2.49%    1.40%  to   2.00%  -14.80% to  -14.29%
December 31, 2010   35,175 $ 1.07986 to  $ 1.88082 $   54,613   2.19%    1.40%  to   2.00%    8.64% to    9.28%

                                        AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   16,013 $10.96235 to  $21.39027 $  259,463   0.00%    0.55%  to   3.25%    9.46% to   12.51%
December 31, 2013   15,311 $11.42443 to  $19.27594 $  221,801   0.00%    0.55%  to   3.25%   25.90% to   32.81%
December 31, 2012   13,355 $ 8.63614 to  $14.71569 $  146,463   1.04%    0.55%  to   3.25%   15.77% to   19.01%
December 31, 2011    9,455 $ 7.28539 to  $12.53734 $   86,332   1.05%    0.55%  to   3.25%  -15.50% to   -6.04%
December 31, 2010    6,153 $ 7.59413 to  $13.52811 $   60,572   1.29%    0.55%  to   3.25%    6.61% to   11.82%

                                    AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  199,889 $11.22055 to  $15.93171 $2,539,963   0.00%    0.55%  to   3.25%   -0.31% to    2.47%
December 31, 2013  209,605 $11.05013 to  $15.76382 $2,636,512   0.00%    0.55%  to   3.25%   10.68% to   13.77%
December 31, 2012  199,002 $ 9.92265 to  $14.04822 $2,231,745   1.93%    0.55%  to   3.25%    7.52% to   10.53%
December 31, 2011  141,598 $ 9.34142 to  $12.88722 $1,453,229   1.58%    0.55%  to   3.25%   -6.51% to   -3.91%
December 31, 2010  107,550 $ 9.72815 to  $13.59785 $1,162,964   0.55%    0.55%  to   3.25%    6.71% to   10.76%

                                            AST COHEN & STEERS REALTY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   13,312 $11.64573 to  $28.17786 $  239,838   0.00%    0.55%  to   3.25%   15.51% to   30.19%
December 31, 2013   13,244 $ 9.68396 to  $21.94358 $  186,235   0.00%    0.55%  to   3.25%   -1.36% to    2.57%
December 31, 2012   12,446 $10.07765 to  $21.69183 $  173,092   1.29%    0.55%  to   3.25%   11.59% to   14.71%
December 31, 2011    7,109 $ 8.82419 to  $19.17281 $   87,243   0.74%    0.55%  to   3.25%   -6.17% to    6.00%
December 31, 2010    5,413 $ 8.36127 to  $18.33755 $   62,985   1.27%    0.55%  to   3.25%   17.09% to   27.48%

                                      A71

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                     AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  130,504 $11.18827 to  $14.91662 $1,675,340   0.00%    0.55%  to   3.25%    2.02% to    4.87%
December 31, 2013  131,617 $10.76626 to  $14.34386 $1,639,217   0.00%    0.55%  to   3.25%    7.42% to   10.42%
December 31, 2012  118,657 $10.48017 to  $13.12718 $1,364,558   1.44%    0.55%  to   3.25%    7.11% to   10.11%
December 31, 2011   76,239 $ 9.75906 to  $12.08786 $  808,699   0.90%    0.55%  to   3.25%   -3.02% to   -0.32%
December 31, 2010   56,172 $ 9.90157 to  $12.29454 $  609,347   0.37%    0.55%  to   3.25%    4.24% to    7.11%

                                           AST HERNDON LARGE-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014    9,863 $ 9.94566 to  $20.11564 $  146,622   0.00%    0.55%  to   3.25%   -1.74% to    1.00%
December 31, 2013   10,554 $11.69942 to  $20.19327 $  156,741   0.00%    0.55%  to   3.25%   25.84% to   33.89%
December 31, 2012   10,223 $ 8.77264 to  $15.29152 $  115,122   1.05%    0.55%  to   3.25%    9.71% to   12.78%
December 31, 2011    5,454 $ 7.80945 to  $13.74775 $   54,139   0.80%    0.55%  to   3.25%  -10.70% to   -1.04%
December 31, 2010    2,189 $ 7.92255 to  $14.08474 $   21,392   1.38%    0.55%  to   3.25%    5.71% to   11.38%

                                                  AST HIGH YIELD PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   15,527 $ 9.89459 to  $16.67561 $  203,687   0.00%    0.55%  to   3.25%   -1.05% to    1.99%
December 31, 2013   16,564 $10.42183 to  $16.57675 $  216,591   0.00%    0.55%  to   3.25%    3.70% to    6.59%
December 31, 2012   17,069 $11.01858 to  $15.76773 $  211,916   5.75%    0.55%  to   3.25%   10.17% to   13.25%
December 31, 2011    9,602 $ 9.75907 to  $14.11698 $  107,095   6.86%    0.55%  to   3.25%   -2.53% to    2.61%
December 31, 2010    6,243 $10.64904 to  $13.94919 $   69,557   3.61%    0.55%  to   3.25%    6.67% to   12.43%

                                        AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   10,032 $13.35563 to  $24.11445 $  169,022   0.00%    0.55%  to   3.25%    1.53% to    4.36%
December 31, 2013   10,131 $12.91409 to  $23.42720 $  165,527   0.00%    0.55%  to   3.25%   33.40% to   40.04%
December 31, 2012    9,818 $ 9.51449 to  $16.96161 $  116,290   0.00%    0.55%  to   3.25%   16.17% to   19.41%
December 31, 2011    5,925 $ 7.99180 to  $14.40189 $   59,777   0.45%    0.55%  to   3.25%  -19.59% to  -13.59%
December 31, 2010    3,503 $ 9.80048 to  $16.89809 $   40,832   0.04%    0.55%  to   3.25%   20.64% to   31.30%

                                                AST MID-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014    6,170 $11.23471 to  $25.87248 $  113,915   0.00%    0.55%  to   3.25%   11.23% to   14.34%
December 31, 2013    6,399 $12.06993 to  $22.94256 $  104,911   0.00%    0.55%  to   3.25%   23.34% to   31.69%
December 31, 2012    5,850 $10.19368 to  $17.66406 $   73,924   0.44%    0.55%  to   3.25%   14.56% to   17.76%
December 31, 2011    3,655 $ 8.68256 to  $15.20886 $   39,679   0.70%    0.55%  to   3.25%  -12.84% to   -3.98%
December 31, 2010    2,712 $ 9.84588 to  $16.05923 $   30,901   0.46%    0.55%  to   3.25%   13.94% to   22.45%

                                               AST SMALL-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014    6,294 $10.54465 to  $23.81628 $  107,335   0.00%    0.55%  to   3.25%    1.85% to    5.87%
December 31, 2013    7,038 $12.47438 to  $23.06551 $  116,350   0.00%    0.55%  to   3.25%   27.51% to   36.64%
December 31, 2012    6,003 $10.03524 to  $17.11423 $   73,641   0.41%    0.55%  to   3.25%   14.31% to   17.51%
December 31, 2011    4,291 $ 8.56576 to  $14.76666 $   45,405   0.60%    0.55%  to   3.25%  -13.58% to   -6.49%
December 31, 2010    3,661 $10.21456 to  $16.01106 $   41,903   0.41%    0.55%  to   3.25%   13.88% to   24.81%

                         AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (EXPIRED FEBRUARY 7, 2014)
                   -----------------------------------------------------------------------------------------
December 31, 2014        - $11.90846 to  $19.80908 $        -   0.00%    0.55%  to   3.25%   -1.79% to   -1.51%
December 31, 2013   10,275 $12.10233 to  $19.58170 $  158,294   0.00%    0.55%  to   3.25%   22.97% to   29.03%
December 31, 2012    9,486 $10.63210 to  $15.38733 $  114,812   0.22%    0.55%  to   3.25%   15.87% to   19.11%
December 31, 2011    5,661 $ 8.95362 to  $13.09897 $   58,548   0.16%    0.55%  to   3.25%  -10.43% to   -4.48%
December 31, 2010    5,727 $ 9.78196 to  $13.90429 $   63,050   0.07%    0.55%  to   3.25%    6.48% to    9.25%

                                         AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   14,692 $11.31270 to  $25.12814 $  271,570   0.00%    0.55%  to   3.25%    7.90% to   13.47%
December 31, 2013   15,464 $12.28300 to  $22.97023 $  261,949   0.00%    0.55%  to   3.25%   25.09% to   31.46%
December 31, 2012   13,956 $10.46013 to  $17.71525 $  182,448   0.00%    0.55%  to   3.25%   15.72% to   18.96%
December 31, 2011    8,276 $ 8.81982 to  $15.09953 $   93,020   0.00%    0.55%  to   3.25%  -11.35% to   -3.51%
December 31, 2010    7,400 $10.81269 to  $15.86600 $   88,581   0.00%    0.55%  to   3.25%   12.74% to   18.70%

                                               AST LARGE-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   25,255 $10.81514 to  $23.33405 $  409,452   0.00%    0.55%  to   3.25%    7.95% to   13.12%
December 31, 2013   25,383 $11.16325 to  $20.91410 $  365,289   0.00%    0.55%  to   3.25%   31.12% to   39.09%
December 31, 2012   22,984 $ 8.05750 to  $15.24503 $  236,678   3.18%    0.55%  to   3.25%   13.08% to   16.24%
December 31, 2011   12,016 $ 6.95898 to  $13.29726 $  105,206   1.21%    0.55%  to   3.25%  -10.31% to   -4.71%
December 31, 2010    8,210 $ 7.33176 to  $14.14819 $   73,771   0.98%    0.95%  to   3.25%    5.18% to   12.09%

                                      A72

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                       AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  49,551 $10.18285 to  $15.15769 $594,715   0.00%    0.55%  to   3.25%    2.93% to    5.80%
December 31, 2013  46,780 $ 9.71214 to  $14.52525 $533,925   0.00%    0.55%  to   3.25%   -5.19% to   -2.54%
December 31, 2012  43,060 $10.94845 to  $15.11073 $513,536   1.11%    0.55%  to   3.25%    2.48% to    5.35%
December 31, 2011  20,912 $10.42419 to  $14.54337 $245,855   1.20%    0.55%  to   3.25%    4.25% to    9.56%
December 31, 2010   4,379 $10.70748 to  $13.45763 $ 50,715   5.46%    0.55%  to   3.25%    7.21% to   12.35%

                                      AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  23,783 $11.25817 to  $23.25943 $404,850   0.00%    0.55%  to   3.25%    7.00% to   12.47%
December 31, 2013  16,363 $12.76835 to  $21.44225 $255,014   0.00%    0.55%  to   3.25%   30.12% to   35.86%
December 31, 2012  16,939 $ 9.89077 to  $16.00178 $195,765   0.38%    0.55%  to   3.25%    8.61% to   11.65%
December 31, 2011  11,182 $ 8.89389 to  $14.53184 $117,841   0.30%    0.55%  to   3.25%   -8.96% to   -1.46%
December 31, 2010   9,228 $ 9.06112 to  $14.95140 $ 99,289   0.61%    0.55%  to   3.25%   11.96% to   18.63%

                                                AST MFS GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   7,243 $11.13384 to  $21.54740 $122,405   0.00%    0.55%  to   3.25%    5.18% to   11.72%
December 31, 2013   7,176 $12.75859 to  $20.20752 $113,750   0.00%    0.55%  to   3.25%   29.91% to   35.95%
December 31, 2012   6,309 $10.55752 to  $15.06982 $ 74,107   0.00%    0.55%  to   3.25%   13.27% to   16.44%
December 31, 2011   3,218 $ 9.10275 to  $13.12223 $ 33,301   0.36%    0.55%  to   3.25%   -7.50% to   -1.14%
December 31, 2010   2,603 $ 9.24407 to  $13.45761 $ 27,605   0.10%    0.55%  to   3.25%    7.59% to   11.72%

                                      AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  16,497 $11.22938 to  $23.65350 $284,956   0.00%    0.55%  to   3.25%    4.43% to   12.92%
December 31, 2013  16,795 $12.35736 to  $22.34107 $273,974   0.00%    0.55%  to   3.25%   25.73% to   31.88%
December 31, 2012  15,458 $10.25722 to  $17.17555 $192,774   0.00%    0.55%  to   3.25%    8.72% to   11.77%
December 31, 2011   8,614 $ 9.20532 to  $15.58152 $100,645   0.00%    0.55%  to   3.25%   -7.23% to    1.13%
December 31, 2010   5,335 $ 9.35229 to  $15.62143 $ 64,482   0.00%    0.55%  to   3.25%   18.48% to   27.47%

                                   AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  15,349 $11.02363 to  $28.51908 $292,469   0.00%    0.55%  to   3.25%   10.42% to   13.62%
December 31, 2013  15,234 $12.86338 to  $25.44872 $259,477   0.00%    0.55%  to   3.25%   31.13% to   41.23%
December 31, 2012  11,618 $10.11103 to  $18.27003 $142,067   0.94%    0.55%  to   3.25%   13.32% to   16.48%
December 31, 2011   8,187 $ 8.70651 to  $15.90297 $ 86,810   0.99%    0.55%  to   3.25%  -12.72% to   -3.02%
December 31, 2010   7,174 $ 9.62757 to  $16.62562 $ 78,392   1.02%    0.55%  to   3.25%   11.27% to   22.27%

                                        AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  15,866 $ 9.14331 to  $12.05162 $162,190   0.00%    0.55%  to   3.25%   -3.34% to   -0.65%
December 31, 2013  17,793 $ 9.45965 to  $12.20183 $185,800   0.00%    0.55%  to   3.25%   -5.35% to   -2.71%
December 31, 2012  20,118 $ 9.99469 to  $12.61643 $218,837   1.17%    0.55%  to   3.25%    1.29% to    4.12%
December 31, 2011  15,357 $ 9.86766 to  $12.18917 $164,143   0.86%    0.55%  to   3.25%   -1.07% to    1.68%
December 31, 2010   9,358 $ 9.97411 to  $12.07057 $102,959   2.31%    0.55%  to   3.25%   -0.33% to    2.92%

                                        AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  21,817 $10.53423 to  $21.34885 $322,746   0.00%    0.55%  to   3.25%    3.97% to    6.88%
December 31, 2013  21,981 $10.76256 to  $20.25283 $306,640   0.00%    0.55%  to   3.25%   22.05% to   28.97%
December 31, 2012  19,042 $ 8.48182 to  $15.92130 $206,693   0.18%    0.55%  to   3.25%   13.43% to   16.61%
December 31, 2011   5,793 $ 7.30270 to  $13.84402 $ 53,933   1.15%    0.55%  to   3.25%  -10.17% to   -2.18%
December 31, 2010   4,615 $ 7.31183 to  $14.34884 $ 43,678   1.20%    0.95%  to   3.25%    4.43% to   12.18%

                                            AST QMA US EQUITY ALPHA PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   8,980 $11.24219 to  $25.55053 $168,707   0.00%    0.55%  to   2.95%   11.83% to   16.57%
December 31, 2013   6,347 $12.26676 to  $22.22337 $103,102   0.00%    0.55%  to   2.95%   24.92% to   31.70%
December 31, 2012   5,427 $ 9.53931 to  $17.10866 $ 67,692   0.71%    0.55%  to   2.95%   15.39% to   18.15%
December 31, 2011   2,688 $ 8.14600 to  $14.68191 $ 27,992   0.73%    0.55%  to   2.95%    0.50% to    2.89%
December 31, 2010   1,934 $ 7.98785 to  $14.46757 $ 19,154   0.58%    0.55%  to   2.95%    8.14% to   13.97%

                                      AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  28,651 $ 8.19862 to  $14.17056 $295,414   0.00%    0.55%  to   3.25%  -14.29% to   -8.86%
December 31, 2013  29,034 $ 9.02327 to  $15.67993 $333,568   0.00%    0.55%  to   3.25%   11.63% to   14.75%
December 31, 2012  30,858 $ 7.88745 to  $13.79902 $313,815   0.41%    0.55%  to   3.25%    0.24% to    3.05%
December 31, 2011  21,581 $ 7.67745 to  $13.57744 $220,749   0.61%    0.55%  to   3.25%  -22.38% to  -15.39%
December 31, 2010  18,820 $ 9.78665 to  $16.26883 $237,118   0.41%    0.55%  to   3.25%   15.18% to   19.32%

                                      A73

                                 AT YEAR ENDED                              FOR YEAR ENDED
                   -----------------------------------------  ----------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  -----------------
                                       AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014  568,527 $11.65463 to  $17.63046 $7,977,063   0.00%    0.55%  to   3.25%    2.44% to   5.30%
December 31, 2013  535,636 $11.16935 to  $16.97618 $7,295,774   0.00%    0.55%  to   3.25%   12.85% to  16.19%
December 31, 2012  427,079 $10.69535 to  $14.81356 $5,131,917   1.21%    0.55%  to   3.25%    9.80% to  12.87%
December 31, 2011  229,101 $ 9.50439 to  $13.30691 $2,473,645   1.10%    0.55%  to   3.25%   -4.90% to   1.42%
December 31, 2010  146,126 $ 9.85367 to  $13.30202 $1,581,659   0.78%    0.55%  to   3.25%    5.89% to  10.49%

                                              AST MFS GLOBAL EQUITY PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014   22,518 $10.30110 to  $21.46497 $  356,337   0.00%    0.55%  to   3.25%    0.26% to   3.06%
December 31, 2013   20,596 $11.84660 to  $21.11684 $  320,306   0.00%    0.55%  to   3.25%   20.29% to  26.93%
December 31, 2012   15,072 $10.68753 to  $16.86736 $  188,579   1.03%    0.55%  to   3.25%   19.07% to  22.40%
December 31, 2011    8,288 $ 8.75800 to  $13.97222 $   87,581   0.51%    0.55%  to   3.25%  -12.73% to  -3.66%
December 31, 2010    6,015 $ 9.74368 to  $14.70491 $   67,368   0.40%    0.55%  to   3.25%    7.95% to  10.99%

                                      AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014   17,384 $ 9.85774 to  $15.83614 $  201,653   0.00%    0.55%  to   3.25%   -9.41% to  -6.88%
December 31, 2013   16,428 $10.62785 to  $17.24255 $  207,309   0.00%    0.55%  to   3.25%   11.61% to  14.73%
December 31, 2012   14,337 $ 9.30017 to  $15.23803 $  159,507   1.68%    0.55%  to   3.25%   17.94% to  21.24%
December 31, 2011    9,785 $ 7.70131 to  $12.74350 $   90,598   1.40%    0.55%  to   3.25%  -18.08% to  -9.65%
December 31, 2010    8,842 $ 8.34866 to  $14.30022 $   90,495   0.97%    0.55%  to   3.25%    4.10% to   7.63%

                                            AST TEMPLETON GLOBAL BOND PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014   18,913 $ 9.47925 to  $12.68214 $  194,300   0.00%    0.55%  to   3.25%   -2.71% to   0.00%
December 31, 2013   19,028 $ 9.69586 to  $12.75701 $  197,497   0.00%    0.55%  to   3.25%   -6.88% to  -3.21%
December 31, 2012   17,788 $10.32374 to  $13.40697 $  196,194   2.36%    0.55%  to   3.25%    1.80% to   4.65%
December 31, 2011   10,426 $ 9.89515 to  $12.88781 $  113,539   2.50%    0.55%  to   3.25%   -1.04% to   3.55%
December 31, 2010    6,415 $10.20242 to  $12.51967 $   70,483   2.41%    0.55%  to   3.25%    2.24% to   4.75%

                                     AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014  130,027 $10.88122 to  $18.12031 $1,548,823   0.00%    0.55%  to   3.25%    2.08% to   4.92%
December 31, 2013  106,043 $10.58693 to  $17.50990 $1,219,180   0.00%    0.55%  to   3.25%   14.98% to  19.84%
December 31, 2012   62,039 $ 8.89580 to  $14.81394 $  604,521   0.26%    0.55%  to   3.25%    7.39% to  10.40%
December 31, 2011   29,416 $ 8.08980 to  $13.60557 $  265,956   0.27%    0.55%  to   3.25%  -12.57% to  -4.36%
December 31, 2010   15,551 $ 8.45893 to  $14.36696 $  151,898   0.49%    0.95%  to   2.95%   11.35% to  13.56%

                                       AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014  516,836 $12.24977 to  $18.47645 $7,352,204   0.00%    0.55%  to   3.25%    3.52% to   6.41%
December 31, 2013  477,773 $11.61737 to  $17.60529 $6,496,923   0.00%    0.55%  to   3.25%   17.67% to  22.00%
December 31, 2012  393,994 $ 9.82079 to  $14.63036 $4,452,563   0.79%    0.55%  to   3.25%   10.02% to  13.10%
December 31, 2011  287,989 $ 8.76109 to  $13.11625 $2,893,895   0.51%    0.55%  to   3.25%   -9.16% to  -2.96%
December 31, 2010  297,589 $ 9.03449 to  $13.70422 $3,101,702   1.02%    0.55%  to   3.25%    7.43% to  12.31%

                                    AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014  326,241 $10.85572 to  $15.55329 $4,038,220   0.00%    0.55%  to   3.25%    0.44% to   3.25%
December 31, 2013  351,118 $10.61030 to  $15.27338 $4,268,988   0.00%    0.55%  to   3.25%    6.40% to   9.37%
December 31, 2012  347,097 $ 9.96722 to  $14.15903 $3,909,210   0.97%    0.55%  to   3.25%    8.90% to  11.95%
December 31, 2011  269,022 $ 8.98306 to  $12.82397 $2,725,760   0.62%    0.55%  to   3.25%   -5.82% to  -3.20%
December 31, 2010  241,208 $ 9.28559 to  $13.43083 $2,538,982   0.83%    0.55%  to   3.25%    7.15% to  10.91%

                                          AST BALANCED ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014  514,029 $11.79468 to  $17.11604 $7,070,583   0.00%    0.55%  to   3.25%    3.06% to   5.94%
December 31, 2013  500,114 $11.23550 to  $16.38146 $6,621,022   0.00%    0.55%  to   3.25%   13.49% to  17.00%
December 31, 2012  451,333 $10.33901 to  $14.19558 $5,203,726   0.92%    0.55%  to   3.25%    8.81% to  11.86%
December 31, 2011  339,582 $ 9.27105 to  $12.86748 $3,548,073   0.63%    0.55%  to   3.25%   -7.28% to  -1.76%
December 31, 2010  308,411 $ 9.68344 to  $13.27946 $3,322,650   0.78%    0.55%  to   3.25%    6.51% to  11.26%

                                        AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014  360,303 $11.03255 to  $15.02176 $4,631,404   0.00%    0.55%  to   3.25%    2.34% to   5.19%
December 31, 2013  372,081 $10.58368 to  $14.47848 $4,626,398   0.00%    0.55%  to   3.25%    5.66% to   8.61%
December 31, 2012  367,594 $10.51490 to  $13.51575 $4,290,630   1.09%    0.55%  to   3.25%    6.78% to   9.77%
December 31, 2011  264,390 $ 9.60825 to  $12.48452 $2,869,173   0.90%    0.55%  to   3.25%   -3.91% to   0.44%
December 31, 2010  199,628 $10.40137 to  $12.60207 $2,211,567   1.26%    0.55%  to   3.25%    4.97% to   9.53%

                                      A74

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                           AST FI PYRAMIS QUANTITATIVE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  251,091 $11.02371 to  $16.48864 $3,226,253   0.00%    0.55%  to   3.25%   -0.20% to    2.58%
December 31, 2013  248,285 $10.84192 to  $16.29666 $3,164,359   0.00%    0.55%  to   3.25%   11.03% to   14.13%
December 31, 2012  211,694 $ 9.58449 to  $14.47747 $2,406,115   1.88%    0.55%  to   3.25%    7.03% to   10.03%
December 31, 2011  130,049 $ 8.78893 to  $13.34133 $1,346,840   1.74%    0.55%  to   3.25%   -6.65% to   -2.05%
December 31, 2010   95,851 $ 8.97842 to  $13.80890 $1,008,799   1.36%    0.55%  to   3.25%    9.25% to   13.29%

                                         AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  324,805 $10.95802 to  $17.79750 $4,474,369   0.00%    0.55%  to   3.25%    5.65% to    8.60%
December 31, 2013  296,876 $10.20562 to  $16.61628 $3,842,656   0.00%    0.55%  to   3.25%   13.22% to   16.38%
December 31, 2012  248,630 $ 8.86900 to  $14.47559 $2,804,356   1.30%    0.55%  to   3.25%    9.25% to   12.30%
December 31, 2011  148,843 $ 7.98786 to  $13.06962 $1,485,879   1.18%    0.55%  to   3.25%  -11.82% to   -6.73%
December 31, 2010  131,381 $ 8.66171 to  $14.20708 $1,380,684   0.85%    0.55%  to   3.25%   14.30% to   17.90%

                                             AST ADVANCED STRATEGIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  447,097 $11.63271 to  $18.05257 $6,256,006   0.00%    0.55%  to   3.25%    2.66% to    5.52%
December 31, 2013  426,587 $11.12429 to  $17.34521 $5,785,628   0.00%    0.55%  to   3.25%   12.52% to   15.92%
December 31, 2012  343,976 $10.48694 to  $15.17148 $4,121,284   1.27%    0.55%  to   3.25%    9.95% to   13.02%
December 31, 2011  193,663 $ 9.30664 to  $13.61010 $2,075,520   1.03%    0.55%  to   3.25%   -6.93% to   -0.44%
December 31, 2010  137,362 $ 9.94879 to  $13.85960 $1,496,355   0.91%    0.55%  to   3.25%    8.08% to   12.64%

                                        AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   31,590 $11.22522 to  $24.98767 $  590,749   0.00%    0.55%  to   3.25%    4.82% to   13.35%
December 31, 2013   30,311 $13.54255 to  $23.51273 $  533,490   0.00%    0.55%  to   3.25%   37.92% to   43.23%
December 31, 2012   26,918 $10.57497 to  $16.64347 $  334,820   0.00%    0.55%  to   3.25%   13.76% to   16.94%
December 31, 2011   16,190 $ 9.07073 to  $14.43104 $  173,497   0.00%    0.55%  to   3.25%   -9.08% to   -2.24%
December 31, 2010   13,777 $10.04316 to  $14.96577 $  152,422   0.00%    0.55%  to   3.25%   10.53% to   14.72%

                                                 AST MONEY MARKET PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   20,583 $ 8.49004 to  $10.08368 $  192,741   0.00%    0.55%  to   3.25%   -3.25% to   -0.47%
December 31, 2013   22,470 $ 8.74050 to  $10.20011 $  213,351   0.00%    0.55%  to   3.25%   -3.25% to   -0.55%
December 31, 2012   24,863 $ 8.99838 to  $10.31714 $  240,224   0.01%    0.55%  to   3.25%   -3.25% to   -0.54%
December 31, 2011   24,015 $ 9.26367 to  $10.43487 $  236,147   0.02%    0.55%  to   3.25%   -3.22% to   -0.52%
December 31, 2010   12,763 $ 9.53428 to  $10.55197 $  128,581   0.02%    0.55%  to   3.25%   -2.84% to   -0.43%

                                               AST SMALL-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   10,894 $10.96730 to  $25.38680 $  196,547   0.00%    0.55%  to   3.25%    0.44% to   10.75%
December 31, 2013   11,797 $12.40268 to  $24.92978 $  209,244   0.00%    0.55%  to   3.25%   26.69% to   34.43%
December 31, 2012    9,973 $ 9.69125 to  $18.80226 $  133,149   0.00%    0.55%  to   3.25%    8.52% to   11.56%
December 31, 2011    7,586 $ 8.71343 to  $17.08879 $   91,234   0.00%    0.55%  to   3.25%  -12.02% to   -1.52%
December 31, 2010    5,749 $11.41543 to  $17.59375 $   70,222   0.21%    0.55%  to   3.25%   25.34% to   35.13%

                                           AST PIMCO TOTAL RETURN BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  178,576 $ 9.95820 to  $14.46916 $2,043,441   0.00%    0.55%  to   3.25%    0.84% to    3.66%
December 31, 2013  201,354 $ 9.69455 to  $14.04141 $2,248,671   0.00%    0.55%  to   3.25%   -5.03% to   -2.38%
December 31, 2012  205,774 $10.81598 to  $14.46865 $2,382,350   2.53%    0.55%  to   3.25%    5.76% to    8.72%
December 31, 2011  139,943 $ 9.99564 to  $13.38718 $1,518,001   1.84%    0.55%  to   3.25%   -0.17% to    2.61%
December 31, 2010  113,266 $10.24378 to  $13.12390 $1,231,961   1.52%    0.55%  to   3.25%    2.38% to    6.70%

                                             AST INTERNATIONAL VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014    8,002 $ 8.89959 to  $15.04489 $   90,248   0.00%    0.55%  to   3.25%   -9.74% to   -6.37%
December 31, 2013    7,524 $ 9.62974 to  $16.44049 $   92,461   0.00%    0.55%  to   3.25%   15.59% to   18.81%
December 31, 2012    6,716 $ 8.13719 to  $14.02985 $   70,251   2.14%    0.55%  to   3.25%   12.88% to   16.03%
December 31, 2011    4,763 $ 7.04041 to  $12.25942 $   43,196   1.53%    0.55%  to   3.25%  -21.55% to  -13.03%
December 31, 2010    3,757 $ 7.92905 to  $14.29181 $   39,039   0.70%    0.55%  to   3.25%    7.59% to   10.04%

                                             AST INTERNATIONAL GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   17,912 $ 9.27675 to  $16.28200 $  201,219   0.00%    0.55%  to   3.25%   -8.60% to   -2.22%
December 31, 2013   17,172 $ 9.91250 to  $17.57026 $  206,639   0.00%    0.55%  to   3.25%   15.19% to   18.40%
December 31, 2012   16,433 $ 8.40498 to  $15.04565 $  167,285   1.04%    0.55%  to   3.25%   16.45% to   19.70%
December 31, 2011    7,248 $ 7.04917 to  $12.74401 $   63,232   0.64%    0.55%  to   3.25%  -18.51% to  -13.40%
December 31, 2010    3,921 $ 7.97297 to  $14.92060 $   40,509   0.29%    0.55%  to   3.25%   11.22% to   14.67%

                                      A75

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                          NVIT DEVELOPING MARKETS FUND - CLASS II
                   -----------------------------------------------------------------------------------------
December 31, 2014      595 $13.17058 to  $13.95567 $    8,083   0.80%    1.40%  to   2.00%   -7.69% to   -7.15%
December 31, 2013      743 $14.26831 to  $15.02994 $   10,905   0.94%    1.40%  to   2.00%   -1.93% to   -1.35%
December 31, 2012      882 $14.54907 to  $15.23556 $   13,170   0.09%    1.40%  to   2.00%   14.49% to   15.17%
December 31, 2011    1,066 $12.70790 to  $13.22905 $   13,856   0.27%    1.40%  to   2.00%  -23.92% to  -23.48%
December 31, 2010    1,496 $16.70438 to  $17.28741 $   25,524   0.00%    1.40%  to   2.00%   13.86% to   14.54%

                                            AST INVESTMENT GRADE BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   54,970 $10.02333 to  $16.00477 $  727,546   0.00%    0.55%  to   2.65%    3.90% to    6.14%
December 31, 2013   48,730 $ 9.57812 to  $15.13806 $  621,532   0.00%    0.55%  to   2.65%   -5.75% to   -3.72%
December 31, 2012  240,122 $11.79750 to  $15.78403 $3,143,918   1.35%    0.55%  to   2.65%    6.50% to    8.80%
December 31, 2011  624,195 $10.87605 to  $14.56477 $7,606,942   0.43%    0.55%  to   2.65%    8.68% to   11.82%
December 31, 2010   11,978 $10.54049 to  $13.07585 $  153,555   6.62%    0.55%  to   2.65%    5.34% to    9.77%

                                         AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   45,410 $10.27737 to  $12.87649 $  536,794   0.00%    0.55%  to   3.25%    3.00% to    6.61%
December 31, 2013   38,647 $ 9.72854 to  $12.12603 $  433,901   0.00%    0.55%  to   3.25%   -4.69% to   -2.03%
December 31, 2012   36,399 $11.01502 to  $12.52719 $  422,609   3.25%    0.55%  to   3.25%    4.34% to    7.26%
December 31, 2011   23,999 $10.31578 to  $11.84188 $  263,297   2.74%    0.55%  to   3.25%    2.59% to    5.44%
December 31, 2010   15,299 $10.29052 to  $11.38650 $  161,902   1.28%    0.55%  to   3.25%    2.93% to    6.78%

                                                  AST BOND PORTFOLIO 2018
                   -----------------------------------------------------------------------------------------
December 31, 2014    6,473 $11.00100 to  $13.95817 $   75,796   0.00%    1.15%  to   3.25%   -0.67% to    1.48%
December 31, 2013    8,868 $11.07563 to  $13.77289 $  103,179   0.00%    1.15%  to   3.25%   -6.29% to   -4.26%
December 31, 2012   13,761 $11.81915 to  $14.40463 $  168,637   0.49%    1.15%  to   3.25%    2.27% to    4.50%
December 31, 2011   14,702 $11.55635 to  $13.80307 $  174,657   0.19%    1.15%  to   3.25%    9.90% to   12.27%
December 31, 2010    1,423 $11.92705 to  $12.31074 $   17,224   0.93%    1.30%  to   2.40%    8.58% to    9.76%

                                                  AST BOND PORTFOLIO 2019
                   -----------------------------------------------------------------------------------------
December 31, 2014    1,127 $11.22726 to  $14.09353 $   13,783   0.00%    1.15%  to   3.25%    0.88% to    3.07%
December 31, 2013    1,691 $11.03065 to  $13.69295 $   20,191   0.00%    1.15%  to   3.25%   -7.93% to   -5.93%
December 31, 2012    2,327 $11.93263 to  $14.57520 $   29,834   0.83%    1.15%  to   3.25%    2.41% to    4.64%
December 31, 2011      809 $13.36844 to  $13.94770 $   11,027   0.95%    1.30%  to   2.40%   13.26% to   14.49%
December 31, 2010    1,229 $11.80330 to  $12.18296 $   14,732   0.74%    1.30%  to   2.40%    8.75% to    9.93%

                                              AST GLOBAL REAL ESTATE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014    5,837 $10.85387 to  $21.79318 $   88,156   0.00%    0.55%  to   3.25%    7.71% to   13.30%
December 31, 2013    6,107 $10.08073 to  $19.50272 $   82,371   0.00%    0.55%  to   3.25%    0.96% to    3.77%
December 31, 2012    5,471 $10.83725 to  $19.05468 $   72,228   1.37%    0.55%  to   3.25%   22.68% to   26.11%
December 31, 2011    2,702 $ 8.75182 to  $15.32029 $   28,411   2.36%    0.55%  to   3.25%  -12.17% to   -5.56%
December 31, 2010    2,120 $ 9.43708 to  $16.44739 $   23,406   1.16%    0.55%  to   3.25%   14.58% to   19.07%

                                      AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   22,066 $ 8.36743 to  $14.76931 $  215,174   0.00%    0.55%  to   3.25%   -7.78% to   -5.21%
December 31, 2013   22,890 $ 8.85375 to  $15.79714 $  237,960   0.00%    0.55%  to   3.25%   -3.03% to   -0.33%
December 31, 2012   20,909 $ 8.90982 to  $16.06935 $  220,458   1.08%    0.55%  to   3.25%   14.09% to   17.28%
December 31, 2011   13,670 $ 7.61998 to  $13.89229 $  123,993   0.93%    0.55%  to   3.25%  -23.87% to  -20.71%
December 31, 2010   12,640 $10.78803 to  $17.76396 $  144,882   0.30%    0.55%  to   3.25%   16.24% to   21.12%

                                        AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   17,426 $10.75944 to  $25.63821 $  322,407   0.00%    0.55%  to   3.25%    3.71% to    7.79%
December 31, 2013   17,117 $12.69230 to  $24.38308 $  301,627   0.00%    0.55%  to   3.25%   29.72% to   38.05%
December 31, 2012   14,958 $10.52515 to  $17.90792 $  192,756   0.48%    0.55%  to   3.25%   11.92% to   15.05%
December 31, 2011    8,707 $ 9.17568 to  $15.78149 $   99,213   0.50%    0.55%  to   3.25%   -7.35% to    0.75%
December 31, 2010    6,209 $11.36904 to  $15.88201 $   72,334   0.34%    0.55%  to   3.25%   14.10% to   25.57%

                                          AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  242,326 $11.66637 to  $18.13826 $3,390,732   0.00%    0.55%  to   3.25%    2.42% to    5.28%
December 31, 2013  229,670 $11.25123 to  $17.46806 $3,115,315   0.00%    0.55%  to   3.25%   13.73% to   17.41%
December 31, 2012  178,381 $ 9.83583 to  $15.08440 $2,100,412   0.45%    0.55%  to   3.25%   12.13% to   15.27%
December 31, 2011  100,743 $ 8.71154 to  $13.26883 $1,031,946   0.29%    0.55%  to   3.25%   -8.49% to   -2.93%
December 31, 2010   78,031 $ 9.16080 to  $13.85815 $  815,840   0.26%    0.55%  to   3.25%    8.82% to   13.27%

                                      A76

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                               AST RCM WORLD TRENDS PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  273,990 $11.02964 to  $15.54433 $3,451,525   0.00%    0.55%  to   3.25%    1.72% to    4.56%
December 31, 2013  262,920 $10.76855 to  $15.07275 $3,225,999   0.00%    0.55%  to   3.25%    8.79% to   11.82%
December 31, 2012  221,186 $ 9.83094 to  $13.66670 $2,470,812   0.52%    0.55%  to   3.25%    6.69% to    9.68%
December 31, 2011  126,313 $ 9.15103 to  $12.63456 $1,292,495   0.40%    0.55%  to   3.25%   -6.86% to   -2.36%
December 31, 2010   87,541 $ 9.56692 to  $13.11882 $  917,592   0.43%    0.55%  to   3.25%    6.86% to   10.86%

                                         AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  162,235 $11.72319 to  $17.69896 $2,240,419   0.00%    0.55%  to   3.25%    2.91% to    5.78%
December 31, 2013  155,830 $11.18390 to  $16.96442 $2,077,440   0.00%    0.55%  to   3.25%   12.50% to   15.64%
December 31, 2012  129,515 $10.40314 to  $14.87346 $1,521,500   0.44%    0.55%  to   3.25%    9.89% to   12.96%
December 31, 2011   74,331 $ 9.31537 to  $13.35045 $  778,470   0.34%    0.55%  to   3.25%   -6.67% to   -1.12%
December 31, 2010   53,201 $ 9.70638 to  $13.68833 $  564,005   0.23%    0.55%  to   3.25%    7.84% to   12.75%

                                          AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  168,112 $10.79436 to  $15.06034 $2,047,500   0.00%    0.55%  to   3.25%    0.66% to    3.47%
December 31, 2013  160,349 $10.52772 to  $14.75766 $1,929,095   0.00%    0.55%  to   3.25%    6.25% to    9.22%
December 31, 2012  142,917 $10.28303 to  $13.69989 $1,608,379   0.57%    0.55%  to   3.25%    6.54% to    9.52%
December 31, 2011   93,246 $ 9.41906 to  $12.68275 $  967,246   0.48%    0.55%  to   3.25%   -5.72% to   -1.05%
December 31, 2010   65,121 $ 9.88878 to  $12.99556 $  686,924   0.37%    0.55%  to   3.25%    6.02% to   10.55%

                                        AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  179,691 $11.86300 to  $17.22400 $2,479,574   0.00%    0.55%  to   3.25%    2.28% to    5.14%
December 31, 2013  157,737 $11.38633 to  $16.60998 $2,122,569   0.00%    0.55%  to   3.25%   15.35% to   18.57%
December 31, 2012  113,955 $10.22856 to  $14.20334 $1,323,739   0.49%    0.55%  to   3.25%    9.94% to   13.01%
December 31, 2011   58,251 $ 9.24016 to  $12.74316 $  603,154   0.22%    0.55%  to   3.25%   -5.64% to   -3.01%
December 31, 2010   36,638 $ 9.72512 to  $13.32052 $  391,883   0.27%    0.55%  to   3.25%    7.69% to   12.26%

                                                PROFUND VP CONSUMER SERVICES
                   -----------------------------------------------------------------------------------------
December 31, 2014       19 $19.68593 to  $22.45403 $      393   0.00%    0.55%  to   2.30%    9.93% to   11.84%
December 31, 2013       27 $17.90731 to  $20.07642 $      518   0.21%    0.55%  to   2.30%   36.73% to   39.10%
December 31, 2012       13 $13.27826 to  $14.43316 $      177   0.00%    0.55%  to   2.00%   19.70% to   21.43%
December 31, 2011       10 $11.09282 to  $11.88626 $      123   0.00%    0.55%  to   2.00%    3.43% to    4.92%
December 31, 2010        7 $10.64073 to  $11.32891 $       80   0.00%    0.55%  to   2.30%   12.97% to   19.60%

                                            PROFUND VP CONSUMER GOODS PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014       21 $15.96364 to  $18.27284 $      366   0.52%    0.55%  to   2.30%    7.75% to    9.62%
December 31, 2013       25 $14.81554 to  $16.66911 $      404   0.65%    0.55%  to   2.30%   25.57% to   27.75%
December 31, 2012       34 $11.79908 to  $13.04871 $      424   0.80%    0.55%  to   2.30%    8.36% to   10.25%
December 31, 2011       32 $10.88855 to  $11.83570 $      358   0.90%    0.55%  to   2.30%    4.55% to    6.36%
December 31, 2010       12 $10.41504 to  $11.12815 $      125   0.00%    0.55%  to   2.30%   10.84% to   15.85%

                                                   PROFUND VP FINANCIALS
                   -----------------------------------------------------------------------------------------
December 31, 2014       86 $ 9.36637 to  $16.13532 $      917   0.20%    0.55%  to   2.30%   10.38% to   12.30%
December 31, 2013       95 $ 8.48563 to  $14.36857 $      863   0.43%    0.55%  to   2.30%   29.11% to   31.35%
December 31, 2012      115 $ 6.57243 to  $10.93910 $      895   0.12%    0.55%  to   2.30%   21.92% to   24.04%
December 31, 2011       78 $ 5.39074 to  $ 8.81882 $      429   0.00%    0.55%  to   2.30%  -15.77% to  -14.31%
December 31, 2010      152 $ 6.39982 to  $10.29102 $      987   0.32%    0.55%  to   2.30%    3.05% to    9.29%

                                                   PROFUND VP HEALTH CARE
                   -----------------------------------------------------------------------------------------
December 31, 2014      104 $19.90350 to  $21.73588 $    2,194   0.08%    0.55%  to   2.30%   20.92% to   23.02%
December 31, 2013      104 $16.46022 to  $17.66879 $    1,795   0.29%    0.55%  to   2.30%   36.62% to   38.99%
December 31, 2012       98 $12.04846 to  $12.71236 $    1,228   0.38%    0.55%  to   2.30%   14.76% to   16.76%
December 31, 2011       64 $10.49885 to  $10.88771 $      693   0.29%    0.55%  to   2.30%    7.64% to    9.51%
December 31, 2010       87 $ 9.75359 to  $10.01278 $      864   0.23%    0.55%  to   2.30%   -1.37% to    1.52%

                                                   PROFUND VP INDUSTRIALS
                   -----------------------------------------------------------------------------------------
December 31, 2014       25 $13.45439 to  $18.67500 $      376   0.28%    0.55%  to   2.35%    3.15% to    5.00%
December 31, 2013       29 $13.04318 to  $17.78615 $      422   0.53%    0.55%  to   2.35%   35.02% to   37.43%
December 31, 2012       25 $ 9.66036 to  $12.94217 $      269   0.28%    0.55%  to   2.35%   13.13% to   15.16%
December 31, 2011       19 $ 8.53881 to  $11.23828 $      171   0.35%    0.55%  to   2.35%   -4.04% to   -2.32%
December 31, 2010       24 $ 8.89801 to  $11.41249 $      214   0.20%    1.50%  to   2.35%   14.03% to   21.92%

                                      A77

                              AT YEAR ENDED                            FOR YEAR ENDED
                   ------------------------------------  ---------------------------------------------
                                                   NET   INVESTMENT
                   UNITS        UNIT VALUE        ASSETS   INCOME   EXPENSE RATIO**    TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)   RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------ ---------- -----------------  ----------------
                                              PROFUND VP MID-CAP GROWTH
                   ----------------------------------------------------------------------------------
December 31, 2014    34   $14.81688 to  $17.88891 $  542   0.00%    0.55%  to   2.30%   3.51% to   5.31%
December 31, 2013    42   $14.31437 to  $16.98714 $  628   0.00%    0.55%  to   2.30%  27.59% to  29.81%
December 31, 2012    32   $11.21885 to  $13.08646 $  373   0.00%    0.55%  to   2.30%  12.78% to  14.75%
December 31, 2011    32   $ 9.94731 to  $11.40463 $  326   0.00%    0.55%  to   2.30%  -5.07% to  -3.43%
December 31, 2010    52   $10.47890 to  $11.80941 $  579   0.00%    0.55%  to   2.30%  18.01% to  26.77%

                                              PROFUND VP MID-CAP VALUE
                   ----------------------------------------------------------------------------------
December 31, 2014    32   $14.43790 to  $17.82890 $  505   0.19%    0.55%  to   2.30%   7.71% to   9.58%
December 31, 2013    51   $13.40458 to  $16.27030 $  759   0.34%    0.55%  to   2.30%  29.19% to  31.43%
December 31, 2012    56   $10.37597 to  $12.37923 $  645   0.16%    0.55%  to   2.30%  13.94% to  15.92%
December 31, 2011    66   $ 9.10660 to  $10.67879 $  665   0.15%    0.55%  to   2.30%  -6.08% to  -4.45%
December 31, 2010    46   $ 9.69632 to  $11.17632 $  456   0.26%    0.55%  to   2.30%  11.96% to  18.91%

                                               PROFUND VP REAL ESTATE
                   ----------------------------------------------------------------------------------
December 31, 2014    51   $11.74265 to  $17.49199 $  693   1.62%    0.55%  to   2.30%  22.21% to  24.33%
December 31, 2013    44   $ 9.60879 to  $14.06912 $  446   1.29%    0.55%  to   2.30%  -2.16% to  -0.46%
December 31, 2012    48   $ 9.82085 to  $14.13382 $  496   2.52%    0.55%  to   2.30%  14.53% to  16.53%
December 31, 2011    43   $ 8.57465 to  $12.12925 $  386   0.00%    0.55%  to   2.30%   2.40% to   4.17%
December 31, 2010    83   $ 8.37375 to  $11.60561 $  707   3.90%    0.95%  to   2.30%  15.86% to  22.85%

                                             PROFUND VP SMALL-CAP GROWTH
                   ----------------------------------------------------------------------------------
December 31, 2014    43   $15.34027 to  $22.30194 $  757   0.00%    0.55%  to   2.90%  -0.71% to   1.61%
December 31, 2013    68   $15.35942 to  $22.46084 $1,183   0.00%    0.55%  to   2.90%  36.47% to  39.65%
December 31, 2012    34   $11.18920 to  $16.45836 $  411   0.00%    0.55%  to   2.90%   9.31% to  11.86%
December 31, 2011    37   $10.17680 to  $15.05725 $  403   0.00%    0.55%  to   2.90%  -1.57% to   0.72%
December 31, 2010    51   $10.27873 to  $15.29722 $  550   0.00%    0.55%  to   2.90%  17.66% to  24.11%

                                             PROFUND VP SMALL-CAP VALUE
                   ----------------------------------------------------------------------------------
December 31, 2014    16   $15.17487 to  $17.67642 $  262   0.00%    0.55%  to   2.00%   3.74% to   5.23%
December 31, 2013    28   $14.62787 to  $16.79752 $  448   0.21%    0.55%  to   2.00%  34.98% to  36.92%
December 31, 2012    27   $10.68964 to  $12.26837 $  314   0.00%    0.55%  to   2.30%  13.54% to  15.52%
December 31, 2011    39   $ 9.41484 to  $10.62040 $  404   0.00%    0.55%  to   2.30%  -6.26% to  -4.63%
December 31, 2010    25   $10.04307 to  $11.09991 $  259   0.07%    0.95%  to   2.30%  11.22% to  20.54%

                                            PROFUND VP TELECOMMUNICATIONS
                   ----------------------------------------------------------------------------------
December 31, 2014     9   $10.45451 to  $16.04832 $   97   4.10%    0.55%  to   2.35%  -1.74% to   0.01%
December 31, 2013    14   $10.64000 to  $16.04617 $  161   2.27%    0.55%  to   2.35%   9.50% to  11.45%
December 31, 2012    18   $ 9.71718 to  $14.39725 $  213   3.22%    0.55%  to   2.35%  13.84% to  15.88%
December 31, 2011    15   $ 8.53611 to  $12.42479 $  133   3.63%    0.55%  to   2.35%  -0.47% to   1.31%
December 31, 2010    25   $ 8.57621 to  $12.26438 $  246   2.48%    0.55%  to   2.35%  13.03% to  22.07%

                                                PROFUND VP UTILITIES
                   ----------------------------------------------------------------------------------
December 31, 2014    55   $12.34589 to  $17.83892 $  821   1.72%    0.55%  to   2.30%  23.05% to  25.19%
December 31, 2013    49   $10.03284 to  $14.24930 $  560   2.54%    0.55%  to   2.30%  10.77% to  12.69%
December 31, 2012    63   $ 9.05776 to  $12.64461 $  651   2.12%    0.55%  to   2.30%  -2.12% to  -0.41%
December 31, 2011    55   $ 9.25352 to  $12.69674 $  589   1.69%    0.55%  to   2.30%  14.87% to  16.86%
December 31, 2010    36   $ 8.05537 to  $10.86454 $  295   2.48%    0.55%  to   2.30%   3.57% to   8.26%

                                             PROFUND VP LARGE-CAP GROWTH
                   ----------------------------------------------------------------------------------
December 31, 2014   115   $14.69828 to  $18.51933 $1,832   0.11%    0.55%  to   2.30%  10.39% to  12.31%
December 31, 2013    84   $13.31507 to  $16.49009 $1,188   0.33%    0.55%  to   2.30%  27.73% to  29.95%
December 31, 2012    70   $10.42444 to  $12.68990 $  767   0.08%    0.55%  to   2.30%  10.18% to  12.10%
December 31, 2011    69   $ 9.46136 to  $11.32042 $  691   0.00%    0.55%  to   2.30%   0.82% to   2.56%
December 31, 2010    71   $ 9.38481 to  $11.03756 $  677   0.06%    0.55%  to   2.30%  10.49% to  11.73%

                                             PROFUND VP LARGE-CAP VALUE
                   ----------------------------------------------------------------------------------
December 31, 2014   119   $11.78374 to  $17.21581 $1,542   0.66%    0.55%  to   2.60%   7.67% to   9.87%
December 31, 2013   105   $11.12739 to  $15.66968 $1,312   0.94%    0.55%  to   2.30%  26.97% to  29.18%
December 31, 2012    92   $ 8.76356 to  $12.13040 $  878   0.86%    0.55%  to   2.30%  12.82% to  14.79%
December 31, 2011    97   $ 7.76766 to  $10.56792 $  851   0.69%    0.55%  to   2.30%  -3.49% to  -1.82%
December 31, 2010    89   $ 8.04896 to  $10.76394 $  733   0.89%    0.55%  to   2.30%   7.47% to  11.78%

                                      A78

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                      AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   6,072 $13.25293 to  $17.27505 $ 93,046   0.00%    0.55%  to   3.25%    6.68% to    9.66%
December 31, 2013   5,993 $12.19594 to  $15.81555 $ 84,817   0.00%    0.55%  to   3.25%   24.20% to   30.71%
December 31, 2012   5,590 $ 9.54913 to  $12.14782 $ 61,346   0.45%    0.55%  to   3.25%    9.55% to   12.61%
December 31, 2011   3,425 $ 8.50545 to  $10.83000 $ 33,837   0.33%    0.55%  to   3.25%  -14.75% to   -6.39%
December 31, 2010   2,319 $10.44965 to  $11.61473 $ 24,809   0.02%    0.55%  to   3.25%    4.81% to   12.65%

                                         AST JENNISON LARGE-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   7,911 $11.27625 to  $18.95352 $136,715   0.00%    0.55%  to   3.25%    5.95% to   13.75%
December 31, 2013   7,114 $13.00723 to  $17.47295 $114,261   0.00%    0.55%  to   3.25%   32.06% to   35.74%
December 31, 2012   6,499 $10.54999 to  $12.92284 $ 78,351   0.00%    0.55%  to   3.25%   11.44% to   14.55%
December 31, 2011   3,024 $ 9.23751 to  $11.32571 $ 32,384   0.00%    0.55%  to   3.25%   -7.55% to    0.11%
December 31, 2010   1,478 $10.66273 to  $11.35800 $ 16,039   0.00%    0.95%  to   3.25%    6.95% to   10.27%

                                                 AST BOND PORTFOLIO 2020
                   --------------------------------------------------------------------------------------
December 31, 2014   2,159 $11.26177 to  $12.83200 $ 26,327   0.00%    1.15%  to   3.25%    2.71% to    4.94%
December 31, 2013   2,613 $10.48701 to  $12.22814 $ 30,751   0.00%    1.15%  to   3.25%   -9.55% to   -7.59%
December 31, 2012      48 $11.48725 to  $12.95314 $    589   2.69%    1.30%  to   3.25%    2.86% to    4.95%
December 31, 2011     314 $11.06416 to  $12.41953 $  3,603   1.15%    1.30%  to   2.95%   15.28% to   17.15%
December 31, 2010   1,771 $ 9.54633 to  $10.66744 $ 17,133   0.00%    1.30%  to   3.25%    5.41% to   10.41%

                                   AST BOND PORTFOLIO 2017 (AVAILABLE JANUARY 4, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014   6,505 $10.67630 to  $11.41153 $ 73,050   0.00%    1.90%  to   3.25%   -1.87% to   -0.50%
December 31, 2013   8,655 $10.87944 to  $11.80555 $ 98,018   0.00%    1.15%  to   3.25%   -5.24% to   -3.18%
December 31, 2012  13,596 $11.48120 to  $12.19387 $160,818   0.52%    1.15%  to   3.25%    1.70% to    3.91%
December 31, 2011  15,087 $11.28966 to  $11.73508 $173,608   0.08%    1.15%  to   3.25%    7.80% to   10.13%
December 31, 2010     450 $10.47326 to  $10.59081 $  4,746   0.00%    1.90%  to   3.25%    4.76% to    5.92%

                                   AST BOND PORTFOLIO 2021 (AVAILABLE JANUARY 4, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014   8,022 $12.00532 to  $13.35471 $100,683   0.00%    1.15%  to   3.25%    4.18% to    6.44%
December 31, 2013   6,858 $11.52353 to  $12.71942 $ 81,707   0.00%    1.15%  to   3.25%  -10.02% to   -8.07%
December 31, 2012  14,512 $12.80734 to  $13.85470 $191,262   0.78%    1.15%  to   3.25%    3.32% to    5.57%
December 31, 2011  18,356 $12.39610 to  $13.14210 $232,734   0.06%    1.15%  to   3.25%   16.40% to   18.92%
December 31, 2010   2,261 $10.64953 to  $11.06626 $ 24,883   0.00%    1.30%  to   3.25%    6.42% to   10.66%

                   WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 1 (AVAILABLE JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014      30 $14.92875 to  $15.67932 $    454   2.99%    1.40%  to   1.85%   -7.02% to   -6.61%
December 31, 2013      37 $16.05615 to  $16.78881 $    597   2.36%    1.40%  to   1.85%   17.76% to   18.28%
December 31, 2012      44 $13.63464 to  $14.19378 $    603   1.60%    1.40%  to   1.85%   11.61% to   12.11%
December 31, 2011      52 $12.21604 to  $12.66075 $    649   0.64%    1.40%  to   1.85%  -14.37% to  -13.99%
December 31, 2010      68 $14.26638 to  $14.72045 $    984   0.00%    1.40%  to   1.85%   20.82% to   21.07%

                     WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND - CLASS 1 (AVAILABLE JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014     334 $ 2.20106 to  $ 3.17517 $ $1,027   0.00%    1.40%  to   1.85%    2.19% to    2.65%
December 31, 2013     473 $ 2.14418 to  $ 3.09314 $  1,417   0.39%    1.40%  to   1.85%   37.67% to   38.29%
December 31, 2012     502 $ 1.55055 to  $ 2.23677 $  1,091   0.00%    1.40%  to   1.85%   18.56% to   19.09%
December 31, 2011     683 $ 1.30203 to  $ 1.87829 $  1,249   0.00%    1.40%  to   1.85%   -7.08% to   -6.66%
December 31, 2010     961 $ 1.39498 to  $ 2.01236 $  1,889   0.00%    1.40%  to   1.85%   26.02% to   26.28%

                   WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 1 (AVAILABLE JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014      25 $17.41188 to  $17.75964 $    445   0.00%    1.40%  to   1.85%   -3.46% to   -3.03%
December 31, 2013      33 $18.03604 to  $18.31500 $    602   0.00%    1.40%  to   1.85%   47.82% to   48.48%
December 31, 2012      41 $12.20120 to  $12.33511 $    501   0.00%    1.40%  to   1.85%    6.14% to    6.62%
December 31, 2011      47 $11.49507 to  $11.56958 $    545   0.00%    1.40%  to   1.85%   -6.08% to   -5.66%
December 31, 2010      66 $12.23884 to  $12.26392 $    804   0.00%    1.40%  to   1.85%   27.58% to   27.84%

                    WELLS FARGO ADVANTAGE VT SMALL CAP VALUE FUND - CLASS 1 (AVAILABLE JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014      71 $14.01834 to  $14.29794 $    997   0.62%    1.40%  to   1.85%    2.73% to    3.19%
December 31, 2013      86 $13.64565 to  $13.85629 $  1,185   0.98%    1.40%  to   1.85%   12.94% to   13.44%
December 31, 2012     107 $12.08206 to  $12.21442 $  1,299   1.09%    1.40%  to   1.85%   12.25% to   12.75%
December 31, 2011     131 $10.76329 to  $10.83306 $  1,409   0.86%    1.40%  to   1.85%   -8.74% to   -8.34%
December 31, 2010     183 $11.79431 to  $11.81846 $  2,156   0.00%    1.40%  to   1.85%   21.79% to   22.03%

                                      A79

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                    AST BOND PORTFOLIO 2022 (AVAILABLE JANUARY 3, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2014    4,101 $11.30860 to  $12.32246 $   48,234   0.00%    1.15%  to   3.25%    6.78% to    9.10%
December 31, 2013    5,950 $10.59034 to  $11.29472 $   64,899   0.00%    1.15%  to   3.25%  -12.68% to  -10.78%
December 31, 2012   10,633 $12.12814 to  $12.65985 $  131,877   0.03%    1.15%  to   3.25%    2.40% to    4.63%
December 31, 2011    7,051 $11.84372 to  $12.09978 $   84,496   0.00%    1.15%  to   3.25%   18.44% to   21.00%

                               AST QUANTITATIVE MODELING PORTFOLIO (AVAILABLE APRIL 29, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2014   43,953 $10.54716 to  $13.00950 $  545,769   0.00%    0.55%  to   2.65%    3.75% to    5.92%
December 31, 2013   30,084 $11.59795 to  $12.28290 $  358,117   0.00%    0.55%  to   2.25%   17.54% to   21.72%
December 31, 2012   19,469 $ 9.82808 to  $10.09074 $  192,842   0.04%    0.55%  to   2.15%   10.77% to   12.54%
December 31, 2011    9,116 $ 8.87815 to  $ 8.96673 $   81,124   0.00%    0.55%  to   2.05%  -11.20% to  -10.33%

                            AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (AVAILABLE APRIL 29, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2014  163,477 $10.68270 to  $11.81961 $1,852,566   0.00%    0.55%  to   3.25%    1.49% to    4.32%
December 31, 2013  159,964 $10.52625 to  $11.33041 $1,757,753   0.00%    0.55%  to   3.25%    7.25% to   10.24%
December 31, 2012  137,665 $ 9.81460 to  $10.27765 $1,388,059   0.47%    0.55%  to   3.25%    8.25% to   11.28%
December 31, 2011   89,096 $ 9.06646 to  $ 9.23573 $  816,029   0.00%    0.55%  to   3.25%   -9.31% to   -7.64%

                      WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 1 (AVAILABLE AUGUST 26, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2014       93 $17.00412 to  $17.25814 $    1,586   0.29%    1.40%  to   1.85%    8.69% to    9.17%
December 31, 2013      107 $15.64456 to  $15.80815 $    1,674   0.45%    1.40%  to   1.85%   28.61% to   29.18%
December 31, 2012      123 $12.16401 to  $12.23691 $    1,502   0.58%    1.40%  to   1.85%   13.69% to   14.20%
December 31, 2011      125 $10.69886 to  $10.71531 $    1,341   0.00%    1.40%  to   1.85%    4.66% to    4.81%

                              AST PRUDENTIAL CORE BOND PORTFOLIO (AVAILABLE OCTOBER 31, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2014   18,102 $10.09214 to  $11.01361 $  194,171   0.00%    0.55%  to   3.25%    2.62% to    5.48%
December 31, 2013   14,767 $ 9.68326 to  $10.44169 $  151,663   0.00%    0.55%  to   2.85%   -5.10% to   -2.85%
December 31, 2012   12,451 $10.46916 to  $10.74805 $  132,486   0.17%    0.55%  to   2.75%    4.16% to    6.52%
December 31, 2011    1,096 $10.05117 to  $10.08473 $   11,039   0.00%    0.85%  to   2.75%    0.33% to    0.65%

                           AST NEUBERGER BERMAN CORE BOND PORTFOLIO (AVAILABLE OCTOBER 31, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2014    5,454 $ 9.74430 to  $10.63422 $   55,955   0.00%    0.55%  to   3.25%    1.73% to    4.57%
December 31, 2013    3,859 $ 9.57823 to  $10.16927 $   38,272   0.00%    0.55%  to   3.25%   -5.99% to   -3.37%
December 31, 2012    3,617 $10.25066 to  $10.52360 $   37,538   0.23%    0.55%  to   2.75%    1.98% to    4.30%
December 31, 2011      428 $10.05125 to  $10.08481 $    4,306   0.00%    0.85%  to   2.75%    0.24% to    0.55%

                                    AST BOND PORTFOLIO 2023 (AVAILABLE JANUARY 3, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2014    9,386 $ 9.69880 to  $10.30246 $   94,025   0.00%    1.30%  to   3.25%    8.96% to   11.17%
December 31, 2013   21,962 $ 8.90118 to  $ 9.29219 $  199,986   0.00%    1.15%  to   3.25%  -13.12% to  -11.23%
December 31, 2012    3,101 $10.24517 to  $10.45376 $   32,173   0.00%    1.30%  to   3.25%    2.45% to    4.54%

                   AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2014  237,596 $11.92878 to  $13.75528 $3,173,776   0.00%    0.55%  to   3.25%   -0.18% to    2.61%
December 31, 2013  250,383 $11.73153 to  $13.40539 $3,294,490   0.00%    0.55%  to   3.25%   19.00% to   23.79%
December 31, 2012  226,667 $10.62945 to  $10.82950 $2,436,575   0.00%    0.55%  to   3.25%    6.32% to    8.30%

                          AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2014   39,864 $11.71380 to  $12.86226 $  491,762   0.00%    0.55%  to   3.25%    1.72% to    4.56%
December 31, 2013   31,973 $11.30516 to  $12.30125 $  383,555   0.00%    0.55%  to   3.15%   14.35% to   18.26%
December 31, 2012   18,256 $10.21676 to  $10.40185 $  188,504   0.92%    0.55%  to   3.15%    2.19% to    4.02%

                       AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2014      263 $ 9.10774 to  $ 9.70400 $    2,477   0.00%    0.55%  to   1.95%   -2.95% to    0.80%
December 31, 2013      150 $ 9.16475 to  $ 9.52764 $    1,404   0.00%    0.55%  to   1.95%   -9.83% to   -8.03%
December 31, 2012       40 $10.38171 to  $10.42862 $      414   0.00%    0.55%  to   1.75%    3.83% to    4.29%

                               AST MFS LARGE-CAP VALUE PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2014    2,236 $10.95451 to  $15.01238 $   32,565   0.00%    0.55%  to   2.70%    7.24% to    9.61%
December 31, 2013    1,183 $12.28936 to  $13.69602 $   15,936   0.00%    0.55%  to   2.70%   25.05% to   33.76%
December 31, 2012      103 $10.15815 to  $10.23902 $    1,049   0.00%    0.55%  to   2.65%    1.60% to    2.39%

                                    AST BOND PORTFOLIO 2024 (AVAILABLE JANUARY 2, 2013)
                   -----------------------------------------------------------------------------------------
December 31, 2014    5,710 $ 9.55706 to  $ 9.97651 $   55,945   0.00%    1.15%  to   3.25%   10.87% to   13.27%
December 31, 2013    7,249 $ 8.62024 to  $ 8.80746 $   63,244   0.00%    1.15%  to   3.25%  -13.80% to  -11.93%

                                      A80

                                 AT YEAR ENDED                              FOR YEAR ENDED
                   -----------------------------------------  ---------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**    TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ----------------
                         AST AQR EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014      209 $ 9.56412 to  $ 9.85401 $    2,023   0.00%    0.55%  to   1.95%  -5.02% to  -2.14%
December 31, 2013      117 $10.06910 to  $10.19183 $    1,184   0.00%    0.55%  to   1.95%   0.71% to   1.92%

                         AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014    4,132 $11.05572 to  $13.30316 $   53,805   0.00%    0.55%  to   2.85%   9.84% to  12.98%
December 31, 2013    1,526 $11.56161 to  $11.77434 $   17,800   0.00%    0.55%  to   2.65%  15.64% to  17.75%

                         AST QMA EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014      175 $ 9.15902 to  $ 9.85996 $    1,639   0.00%    0.55%  to   1.95%  -4.37% to  -2.01%
December 31, 2013       48 $ 9.58150 to  $ 9.69426 $      467   0.00%    0.55%  to   1.90%  -4.17% to  -3.05%

                          AST MULTI-SECTOR FIXED INCOME PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014  233,397 $10.37423 to  $10.53178 $2,421,326   0.00%    1.10%  to   1.90%   9.06% to   9.95%
December 31, 2013   73,129 $ 9.51265 to  $ 9.57903 $  695,654   0.00%    1.10%  to   1.90%  -4.86% to  -4.20%

                              AST BLACKROCK ISHARES ETF PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014   17,481 $10.47787 to  $10.89838 $  187,270   0.00%    0.55%  to   3.15%   0.32% to   3.01%
December 31, 2013    8,247 $10.39072 to  $10.58015 $   86,639   0.00%    0.55%  to   3.15%   3.93% to   5.81%

                     AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014   65,537 $10.61344 to  $11.11626 $  716,686   0.00%    0.55%  to   3.25%  -0.77% to   1.99%
December 31, 2013   32,310 $10.72647 to  $10.89883 $  349,718   0.00%    0.55%  to   2.85%   7.29% to   8.99%

                           AST DEFENSIVE ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014   17,739 $ 9.84515 to  $10.20498 $  177,916   0.00%    0.55%  to   3.25%   1.69% to   4.53%
December 31, 2013    8,260 $ 9.58831 to  $ 9.76317 $   80,066   0.00%    0.55%  to   3.15%  -4.09% to  -2.36%

                                  AST AQR LARGE-CAP PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014      199 $11.15982 to  $13.19717 $    2,527   0.00%    0.55%  to   2.00%  10.95% to  12.55%
December 31, 2013       66 $11.61220 to  $11.72588 $      766   0.00%    0.55%  to   2.00%  16.14% to  17.26%

                                  AST QMA LARGE-CAP PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014      197 $11.16782 to  $13.48446 $    2,453   0.00%    0.55%  to   2.05%  11.23% to  14.61%
December 31, 2013       12 $11.64780 to  $11.76574 $      136   0.00%    0.55%  to   2.05%  16.50% to  17.66%

                                   AST BOND PORTFOLIO 2025 (AVAILABLE JANUARY 2, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014    2,681 $11.13605 to  $11.37768 $   30,230   0.00%    1.15%  to   3.25%  11.36% to  13.78%

                      AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (AVAILABLE FEBRUARY 10, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014   27,151 $10.48352 to  $10.61730 $  285,797   0.00%    0.55%  to   1.95%   4.85% to   6.18%

                     AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      366 $10.23141 to  $10.25115 $    3,753   0.00%    0.55%  to   0.83%   2.32% to   2.52%

                      AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      784 $10.34076 to  $10.36085 $    8,118   0.00%    0.55%  to   0.83%   3.41% to   3.61%

                       AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      484 $10.52974 to  $10.55012 $    5,103   0.00%    0.55%  to   0.83%   5.30% to   5.51%

                          AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      756 $ 9.95303 to  $ 9.97233 $    7,530   0.00%    0.55%  to   0.83%  -0.46% to  -0.27%

                   AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      180 $ 9.68459 to  $ 9.69330 $    1,746   0.00%    0.55%  to   0.68%  -3.15% to  -3.06%

                                 AST MANAGED EQUITY PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      251 $10.28185 to  $10.29105 $    2,586   0.00%    0.55%  to   0.68%   2.82% to   2.92%

                              AST MANAGED FIXED-INCOME PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      434 $10.01270 to  $10.03217 $    4,356   0.00%    0.55%  to   0.83%   0.13% to   0.33%

                                      A81

                              AT YEAR ENDED                            FOR YEAR ENDED
                   ------------------------------------  ---------------------------------------------
                                                   NET   INVESTMENT
                   UNITS        UNIT VALUE        ASSETS   INCOME   EXPENSE RATIO**    TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)   RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------ ---------- -----------------  ----------------
                        AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ----------------------------------------------------------------------------------
December 31, 2014    33   $ 9.70452 to  $ 9.71324 $  318   0.00%    0.55%  to   0.68%  -2.95% to  -2.86%

                       AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ----------------------------------------------------------------------------------
December 31, 2014    90   $10.40129 to  $10.41061 $  934   0.00%    0.55%  to   0.68%   4.02% to   4.11%

                       AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ----------------------------------------------------------------------------------
December 31, 2014   128   $ 9.72436 to  $ 9.73320 $1,248   0.00%    0.55%  to   0.68%  -2.75% to  -2.66%

                       AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ----------------------------------------------------------------------------------
December 31, 2014   448   $ 9.93851 to  $ 9.95398 $4,452   0.00%    0.55%  to   1.95%  -0.60% to  -0.46%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccount invests.

        ** These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended
           December 31, 2014 or from the effective date of the subaccount through the end of the reporting period.

      /(1)/Amount is less than 0.01%.

        CHARGES AND EXPENSES

        The following represents the various charges and expenses of the Account which are paid to Pruco Life.

        A.  MORTALITY RISK AND EXPENSE RISK CHARGES

        The mortality risk and expense risk charges are applied daily against the net assets of the separate account attributable to each of the Contracts. Mortality risk is the risk that annuitants may live longer than estimated and expense risk is the risk that the cost of

                                      A82
        issuing and administering the Contracts may exceed related charges by Pruco Life. The daily mortality risk and expense risk charges are assessed through the reduction in unit values. A summary of Mortality Risk and Expense Risk charges is presented below:

        Premier Investment Variable Annuity Series B - 0.55%
        Premier Investment Variable Annuity Series C - 0.68%
        Premier Investment Variable Annuity Series B with RPO Death Benefit - 0.70%
        Premier Investment Variable Annuity Series C with RPO Death Benefit - 0.83%

        B.  ADMINISTRATION CHARGE

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the Contracts, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ----------------------------------------------------------------------------------
   0.55%     Premier Retirement Advisor - No Optional Benefits
   0.55%     Premier Investment Variable Annuity B Series - No Optional Benefits
   0.68%     Premier Investment Variable Annuity C Series - No Optional Benefits
   0.70%     Premier Investment Variable Annuity B Series with Return of Premium Death Benefit
   0.83%     Premier Investment Variable Annuity C Series with Return of Premium Death Benefit
   0.85%     Premier Retirement Variable Annuity - No Optional Benefits
   0.95%     Premier Bb Series - No Optional Benefits
             Premier Retirement Advisor - With HAV
   1.10%     Prudential Defined Income - No Optional Benefits
   1.15%     Premier B Series - No Optional Benefits
             Premier Retirement Advisor - With HD GRO II OR GRO Plus II
   1.30%     Premier Bb Series - with HD GRO
             Premier Retirement B - No Optional Benefits
   1.35%     Discovery Choice Basic - No Optional Benefits
             Premier Retirement Advisor - With Combo 5% and HAV
   1.40%     No Optional Benefits
               Discovery Select Variable Annuity
               Discovery Preferred Variable Annuity
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
   1.45%     Premier Bb Series 5% Roll Up and HAV or HDV
             Premier Retirement B Share - No Optional Benefits
             Premier Retirement C - No Optional Benefits, after 9th anniversary ("Cliff" year)
             Premier Retirement L - No Optional Benefits, after 9th anniversary ("Cliff" year)
   1.50%     No Optional Benefits
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier B Series with HD GRO
   1.52%     Strategic Partners Select GMDB with Step Up and Roll Up
   1.55%     Premier X Series - No Optional Benefits
               Premier Bb Series with LT5 or HD5
               Premier Bb Series - with HD GRO
               Premier Retirement Advisor - With HAV and HD GRO II OR HAV and GRO Plus II

                                      A83

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------
   1.60%     Strategic Partners FlexElite - No Optional Benefits
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   1.65%     No Optional Benefit
               Discovery Choice Enhanced
               Strategic Partners Enhanced FlexElite
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with GMDB with Step Up and Roll Up
               Premier B Series with HDV
               Premier B Series with Roll-up & HAV
   1.70%     GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
             GMDB with-Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
             GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Premier Bb Series with SLT5
               Premier Retirement B - With HAV
               Premier Retirement L - No Optional Benefits
   1.75%     Premier B Series with LT5 or HD5
             GMDB with-Greater of Roll Up or Step Up
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier B Series with HD GRO
               Premier Bb Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement C - No Optional Benefits
   1.80%     Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and Step Up
               Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   1.85%     GMDB with-Greater of Roll Up or Step Up
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Premier L Series with HD GRO
               Premier Retirement X - No Optional Benefits
   1.90%     Premier B Series with SLT5
             With HDV
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Enhanced FlexElite with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
               Premier X Series with HD GRO
               Premier B Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement B - With HD GRO II OR GRO Plus II
             Premier Retirement L - No Optional Benefits
             Prudential Defined Income - With Defined Income Benefit

                                      A84

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ---------------------------------------------------------------------------------
   1.95%     Premier Retirement Advisor - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II
             Premier Retirement C Share - No Optional Benefits
   2.00%     Strategic Partners Enhanced FlexElite GMDB with-Greater of Roll Up or Step Up
             With HDV
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
             With LT5 or HD5
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
               Premier L Series with HDV
               Premier L Series with Roll-up & HAV
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.05%     Premier X Series with HDV
               Premier X Series with Roll-up & HAV
               Premier Bb Series with LT5
               Premier Bb Series with LT5 and HDV
               Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.10%     Strategic Partners Enhanced FlexElite with HDV
             With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier L Series with HD GRO
               Premier Retirement B - With Combo 5% and HAV
               Premier Retirement L - With HAV
   2.15%     With SLT5
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Premier X Series with LT5 or HD5
               Premier X Series with HD GRO
               Premier Retirement C - With HAV
   2.20%     Strategic Partners FlexElite - No Optional Benefits
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   2.25%     Strategic Partners Enhanced FlexElite with LT5 or HD5
             With SLT5
               Premier L Series
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
               Premier B Series with LT5
               Premier B Series with LT5 and HDV
               Premier B Series with LT5 or HD5 and Roll-up & HAV
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
               Premier Retirement X - With HAV

                                      A85

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------
   2.30%     Premier X Series with SLT5
               Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step
                Up and Roll Up
             With LT5 or HD5 and GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Premier L Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement B - With HAV and HD GRO II OR HAV and GRO Plus II
               Premier Retirement L - With HD GRO II OR GRO Plus II
   2.35%     Strategic Partners Annuity One Enhanced III - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier X Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement C - With HD GRO II OR GRO Plus II
   2.40%     Strategic Partners Annuity One Enhanced - Bonus Version with LT5 or HD5 and GMDB with
              Greater of Roll Up and Step Up
             Strategic Partners Plus Enhanced - Bonus Version with LT5 or HD5 and GMDB with Step Up and
              Roll Up
               Strategic Partners FlexElite with LT5 or HD5 and GMDB with GMDB Annual Step Up or 5%
                Roll Up
               Strategic Partners Enhanced FlexElite with SLT5
               Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.45%     Premier Retirement X - With HD GRO II OR GRO Plus II
   2.50%     Strategic Partners FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
             Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
             With LT5 or HD5 and with HDV
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement L - With Combo 5% and HAV
   2.55%     Premier Retirement C - With Combo 5% and HAV
   2.60%     Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or
               Step Up
             With LT5 or HD5 and with HDV
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Premier L Series with LT5
               Premier L Series with LT5 and HDV
               Premier L Series with LT5 or HD5 and Roll-up & HAV
               Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
   2.65%     Premier X Series with LT5
               Premier X Series with LT5 and HDV
               Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
               Premier X Series with LT5 or HD5 and Roll-up & HAV
               Premier Retirement X - With Combo 5% and HAV
   2.70%     Premier Retirement B - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II
               Premier Retirement L - With HAV and HD GRO II OR HAV and GRO Plus II
   2.75%     Strategic Partners Enhanced FlexElite with SLT5 with HDV
               Premier Retirement C - With HAV and HD GRO II OR HAV and GRO Plus II
   2.85%     Premier Retirement X - With HAV and HD GRO II OR HAV and GRO Plus II

                                      A86

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ----------------------------------------------------------------------------
   2.90%     Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.95%     Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   3.10%     Premier Retirement L - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II
   3.15%     Premier Retirement C - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II
   3.25%     Premier Retirement X - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II

        C.  WITHDRAWAL CHARGES

        A deferred sales charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

        D.  OTHER RELATED CHARGES

        For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the Optional Benefit Fee is a percentage of the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

        For Highest Daily Lifetime Income v3.0, Spousal Highest Daily Lifetime Income v3.0, Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit, Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, and Spousal Highest Daily Lifetime Seven Plus, the Optional Benefit Fee is assessed against the greater of the unadjusted account value or the Protected Withdrawal Value and is deducted pro rata from the subaccounts on a quarterly basis.

        An annual Maintenance Fee is charged if purchase payments or account value is less than a stated amount (varies by product and may vary by State).

        A quarterly premium-based charge is applicable to certain products which ranges from 0.15% to 0.82% annualized.

NOTE 8: OTHER

        Contract owner net payments--represent contract owner contributions under the Contracts reduced by applicable deductions, charges, and state premium taxes.

                                      A87

        Annuity payments--represent periodic payments distributed under the terms of the Contracts.

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or fixed rate option--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account and market value adjustment.

        Other charges--are various Contract level charges as described in charges and expenses section located above.

                                      A88

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company

       In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Pruco Life Flexible Premium Variable Annuity Account at December 31, 2014, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2014 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 8, 2015

                                      A89

                         PRUCO LIFE INSURANCE COMPANY
                     Consolidated Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2014 and 2013

                         PRUCO LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                        Page
                                                                                                       Numbers
                                                                                                       -------
Management's Annual Report on Internal Control Over Financial Reporting                                  B-2

Consolidated Statements of Financial Position as of December 31, 2014 and 2013                           B-3

Consolidated Statements of Operations for the years ended December 31, 2014, 2013 and 2012               B-4

Consolidated Statements of Comprehensive Income for the years ended December 31, 2014, 2013 and 2012     B-4

Consolidated Statements of Equity for the years ended December 31, 2014, 2013 and 2012                   B-5

Consolidated Statements of Cash Flows for the years ended December 31, 2014, 2013 and 2012               B-6

Notes to Consolidated Financial Statements:

  1   Business and Basis of Presentation                                                                 B-8

  2   Significant Accounting Policies and Pronouncements                                                 B-8

  3   Investments                                                                                       B-18

  4   Deferred Policy Acquisition Costs                                                                 B-27

  5   Policyholders' Liabilities                                                                        B-28

  6   Certain Nontraditional Long-duration Contracts                                                    B-29

  7   Statutory Net Income and Surplus and Dividend Restriction                                         B-32

  8   Income Taxes                                                                                      B-32

  9   Fair Value of Assets and Liabilities                                                              B-34

  10  Derivative Instruments                                                                            B-48

  11  Commitments, Contingent Liabilities and Litigation and Regulatory Matters                         B-53

  12  Related Party Transactions                                                                        B-54

  13  Quarterly Results of Operations (Unaudited)                                                       B-60

Report of Independent Registered Public Accounting Firm                                                 B-61

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2014, of the Company's internal control over financial reporting, based on the framework established in Internal Control--Integrated Framework
(2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2014.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 12, 2015

                         Part I--Financial Information

Item 1. Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

                 Consolidated Statements of Financial Position
   As of December 31, 2014 and December 31, 2013 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                  December 31,    December 31,
                                                      2014            2013
                                                 --------------- ---------------
ASSETS
Fixed maturities, available-for-sale, at fair
 value (amortized cost: 2014 - $5,866,873; 2013
 - $5,538,933)                                   $     6,194,564 $     5,651,401
Equity securities, available-for-sale, at fair
 value (cost: 2014 - $28,881; 2013 - $567)                29,500             771
Trading account assets, at fair value                     49,661          18,892
Policy loans                                           1,123,912       1,086,772
Short-term investments                                   121,272          16,002
Commercial mortgage and other loans                    1,681,553       1,532,165
Other long-term investments                              298,143         226,704
                                                 --------------- ---------------
   Total investments                                   9,498,605       8,532,707
Cash and cash equivalents                                214,952         307,243
Deferred policy acquisition costs                      5,066,855       5,034,299
Accrued investment income                                 90,506          89,465
Reinsurance recoverables                              20,594,371      13,614,964
Receivables from parents and affiliates                  261,915         273,678
Deferred sales inducements                               836,791         989,889
Other assets                                              83,417          88,878
Separate account assets                              109,194,192     100,402,349
                                                 --------------- ---------------
   TOTAL ASSETS                                  $   145,841,604 $   129,333,472
                                                 =============== ===============
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances                  $    15,250,055 $    14,303,330
Future policy benefits and other policyholder
 liabilities                                          13,915,330       6,916,669
Cash collateral for loaned securities                     65,418          84,867
Income taxes                                             256,168         186,015
Short-term debt to affiliates                            423,000         274,900
Long-term debt to affiliates                           1,288,000       1,592,000
Payables to parent and affiliates                         66,581         202,381
Other liabilities                                        828,875         964,740
Separate account liabilities                         109,194,192     100,402,349
                                                 --------------- ---------------
   TOTAL LIABILITIES                                 141,287,619     124,927,251
                                                 --------------- ---------------

COMMITMENTS AND CONTINGENT LIABILITIES (See
 Note 11)

EQUITY
Common stock ($10 par value; 1,000,000 shares
 authorized; 250,000 shares issued and
 outstanding)                                              2,500           2,500
Additional paid-in capital                               792,153         804,237
Retained earnings                                      3,580,641       3,542,838
Accumulated other comprehensive income                   178,691          56,646
                                                 --------------- ---------------
   TOTAL EQUITY                                        4,553,985       4,406,221
                                                 --------------- ---------------
TOTAL LIABILITIES AND EQUITY                     $   145,841,604 $   129,333,472
                                                 =============== ===============

                See Notes to Consolidated Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

     Consolidated Statements of Operations and Comprehensive Income (Loss)
         Years Ended December 31, 2014, 2013, and 2012 (in thousands)
--------------------------------------------------------------------------------

                                                                          ---------------- ---------------- ----------------
                                                                                2014             2013             2012
                                                                          ---------------- ---------------- ----------------
REVENUES
Premiums                                                                  $         66,206 $         56,851 $         68,136
Policy charges and fee income                                                    2,074,852        1,880,925        1,534,763
Net investment income                                                              404,018          419,011          417,510
Asset administration fees                                                          377,127          332,288          286,302
Other income                                                                        57,827           20,149           74,013
Realized investment gains (losses), net:
  Other-than-temporary impairments on fixed maturity securities                      (483)         (12,268)         (34,926)
  Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income                                           356            7,827           28,692
  Other realized investment gains (losses), net                                    114,194          (9,009)        (150,213)
                                                                          ---------------- ---------------- ----------------
       Total realized investment gains (losses), net                               114,067         (13,450)        (156,447)
                                                                          ---------------- ---------------- ----------------
 TOTAL REVENUES                                                                  3,094,097        2,695,774        2,224,277
                                                                          ---------------- ---------------- ----------------

BENEFITS AND EXPENSES
Policyholders' benefits                                                            343,714          178,924          353,494
Interest credited to policyholders' account balances                               368,315           45,737          165,992
Amortization of deferred policy acquisition costs                                  436,169        (524,311)         (38,969)
General, administrative and other expenses                                       1,019,723          890,794          878,383
                                                                          ---------------- ---------------- ----------------
 TOTAL BENEFITS AND EXPENSES                                                     2,167,921          591,144        1,358,900
                                                                          ---------------- ---------------- ----------------

INCOME FROM OPERATIONS BEFORE INCOME TAXES                                         926,176        2,104,630          865,377
                                                                          ---------------- ---------------- ----------------

 Total income tax expense                                                          140,373          566,420          181,040
                                                                          ---------------- ---------------- ----------------
NET INCOME                                                                $        785,803 $      1,538,210 $        684,337
                                                                          ---------------- ---------------- ----------------

Other comprehensive income (loss), before tax:
  Foreign currency translation adjustments                                           (723)              224              192
  Unrealized investment gains (losses) for the period                              207,134        (290,636)          105,543
  Reclassification adjustment for (gains) losses included in net income           (18,649)         (33,920)         (22,644)
                                                                          ---------------- ---------------- ----------------
  Net unrealized investment gains (losses)                                         188,485        (324,556)           82,899
                                                                          ---------------- ---------------- ----------------
Other comprehensive income (loss), before tax                                      187,762        (324,332)           83,091
                                                                          ---------------- ---------------- ----------------
  Less: Income tax expense (benefit) related to:
    Foreign currency translation adjustments                                         (253)               78               67
    Net unrealized investment gains (losses)                                        65,970        (113,595)           29,191
                                                                          ---------------- ---------------- ----------------
     Total                                                                          65,717        (113,517)           29,258
Other comprehensive income (loss), net of tax                                      122,045        (210,815)           53,833
                                                                          ---------------- ---------------- ----------------
COMPREHENSIVE INCOME                                                      $        907,848 $      1,327,395 $        738,170
                                                                          ================ ================ ================

                See Notes to Consolidated Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

                       Consolidated Statements of Equity
         Years Ended December 31, 2014, 2013, and 2012 (in thousands)
--------------------------------------------------------------------------------

                                                                                                 Accumulated
                                                                                                    Other
                                                                    Additional                   Comprehensive
                                                         Common      Paid-in      Retained          Income
                                                         Stock       Capital       Earnings         (Loss)        Total Equity
                                                        --------   -----------   ------------   --------------   -------------

Balance, December 31, 2011                              $  2,500   $  836,021    $  1,743,291   $     213,628    $  2,795,440
Contributed (distributed) capital-parent/child asset
 transfers                                                     -     (17,718)               -               -        (17,718)
Comprehensive income:
  Net income                                                   -            -         684,337               -         684,337
  Other comprehensive income (loss), net of tax                -            -               -          53,833          53,833
                                                                                                                 ------------
Total comprehensive income                                     -            -               -               -         738,170
                                                        --------   ----------    ------------   -------------    ------------

Balance, December 31, 2012                              $  2,500   $  818,303    $  2,427,628   $     267,461    $  3,515,892
Dividend to Parent                                             -            -       (423,000)               -       (423,000)
Contributed (distributed) capital-parent/child asset
 transfers                                                     -     (14,066)               -               -        (14,066)
Comprehensive income:
  Net income                                                   -            -       1,538,210               -       1,538,210
  Other comprehensive income (loss), net of tax                -            -               -       (210,815)       (210,815)
                                                                                                                 ------------
Total comprehensive income                                     -            -               -               -       1,327,395
                                                        --------   ----------    ------------   -------------    ------------

Balance, December 31, 2013                              $  2,500   $  804,237    $  3,542,838   $      56,646    $  4,406,221
Dividend to Parent                                             -            -       (748,000)               -       (748,000)
Contributed (distributed) capital-parent/child asset
 transfers                                                     -     (12,084)               -               -        (12,084)
Comprehensive income:
  Net income                                                   -            -         785,803               -         785,803
  Other comprehensive income (loss), net of tax                -            -               -         122,045         122,045
                                                                                                                 ------------
Total comprehensive income                                     -            -               -               -         907,848
                                                        --------   ----------    ------------   -------------    ------------

Balance, December 31, 2014                              $  2,500   $  792,153    $  3,580,641   $     178,691    $  4,553,985
                                                        ========   ==========    ============   =============    ============

                See Notes to Consolidated Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

                     Consolidated Statements of Cash Flows
         Years Ended December 31, 2014, 2013, and 2012 (in thousands)
--------------------------------------------------------------------------------

                                         2014           2013           2012
                                    -------------- -------------- --------------
CASH FLOWS FROM OPERATING
 ACTIVITIES:
Net income                           $     785,803  $   1,538,210  $     684,337
Adjustments to reconcile net
 income to net cash provided by
 operating activities:
 Policy charges and fee income            (76,188)      (113,831)      (163,640)
 Interest credited to
   policyholders' account balances         368,315         45,737        165,992
 Realized investment (gains)
   losses, net                           (114,067)         13,450        156,447
 Amortization and other non-cash
   items                                  (62,555)       (43,677)       (56,322)
 Change in:
   Future policy benefits and
     other insurance liabilities         1,402,458      1,185,681      1,337,078
   Reinsurance recoverables            (1,306,132)    (1,168,256)    (1,117,361)
   Accrued investment income               (2,174)        (4,286)        (6,372)
   Net payable to/receivable from
     affiliates                             17,869       (65,380)          6,426
   Deferred policy acquisition
     costs                               (190,550)    (1,346,386)    (1,210,728)
   Income taxes                             69,204        341,965         81,763
   Deferred sales inducements              (9,112)       (20,871)      (199,005)
   Other, net                              194,821       (44,750)          7,961
                                    -------------- -------------- --------------
Cash flows from (used in)
 operating activities                $   1,077,692  $     317,606  $   (313,424)
                                    -------------- -------------- --------------

CASH FLOWS FROM INVESTING
 ACTIVITIES:
Proceeds from the
 sale/maturity/prepayment of:
 Fixed maturities,
   available-for-sale                $     907,665  $   1,570,701  $   1,019,890
 Short-term investments                    409,804        662,351      1,424,173
 Policy loans                              121,644        130,655        131,511
 Ceded policy loans                        (9,753)        (9,156)        (7,951)
 Commercial mortgage and other
   loans                                   113,073        207,340        149,621
 Other long-term investments                 5,389         12,933         11,557
 Equity securities,
   available-for-sale                       17,854         13,596          9,862
 Trading account assets, at fair
   value                                     1,375          7,524         14,325
Payments for the
 purchase/origination of:
 Fixed maturities,
   available-for-sale                  (1,340,010)    (1,934,430)    (1,646,619)
 Short-term investments                  (514,524)      (566,100)    (1,253,361)
 Policy loans                            (114,037)      (101,357)      (129,521)
 Ceded policy loans                         10,960          9,687         16,320
 Commercial mortgage and other
   loans                                 (320,155)      (367,857)      (239,086)
 Other long-term investments              (57,420)       (84,859)       (75,664)
 Equity securities,
   available-for-sale                     (45,101)       (10,574)        (5,024)
 Trading account assets, at fair
   value                                  (32,060)        (9,478)              -
Notes receivable from parent and
 affiliates, net                           (7,831)          4,641          5,714
Other, net                                   (417)            160        (1,885)
                                    -------------- -------------- --------------
Cash flows used in investing
 activities                          $   (853,544)  $   (464,223)  $   (576,138)
                                    -------------- -------------- --------------

CASH FLOWS FROM FINANCING
 ACTIVITIES:
 Policyholders' account deposits     $   2,966,388  $   3,091,818  $   4,154,752
 Ceded policyholders' account
   deposits                              (672,242)      (413,181)      (312,528)

 Policyholders' account withdrawals    (1,730,977)    (2,399,425)    (3,178,207)
 Ceded policyholders' account
   withdrawals                              46,690         47,114         31,419
 Net change in securities sold
   under agreement to repurchase
   and cash collateral for loaned
   securities                             (19,449)         36,799      (146,074)
 Dividend to parent                      (748,000)      (423,000)              -
 Contributed (Distributed) capital
   - parent/child asset transfers         (17,306)        (3,374)       (20,900)
 Net change in financing
   arrangements (maturities 90
   days or less)                           (2,900)          2,900       (15,000)
 Proceeds from the issuance of
   debt (maturities longer than 90
   days)                                   418,000        532,000      1,057,000
 Repayments of debt (maturities
   longer than 90 days)                  (571,000)      (451,000)      (560,000)
 Drafts outstanding                         14,357         21,100          3,786
                                    -------------- -------------- --------------
Cash flows from (used in)
 financing activities                $   (316,439)  $      41,751  $   1,014,248
                                    -------------- -------------- --------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS   $  (92,291)  $ (104,866)  $   124,686
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR               307,243      412,109      287,423
                                                      ------------ ------------ ------------
CASH AND CASH EQUIVALENTS, END OF PERIOD               $   214,952  $   307,243  $   412,109
                                                      ============ ============ ============
SUPPLEMENTAL CASH FLOW INFORMATION
  Income taxes paid, net of refunds                    $   129,430  $   250,087  $   134,603
  Interest paid                                        $    62,664  $    40,209  $    43,717

                See Notes to Consolidated Financial Statements

Significant Non Cash Transactions

Cash Flows from Investing Activities for the year ended December 31, 2014 excludes $178 million of decreases in fixed maturities, available for sale, commercial mortgages and private equity related to the amendments of the reinsurance agreements between Pruco Life Insurance Company, or the "Company" and Prudential Universal Reinsurance Company ("PURC"), an affiliate, in the third quarter of 2014.

Cash Flows from Investing Activities for the year ended December 31, 2014 excludes $61 million of decreases in fixed maturities, available for sale, related to the tax settlements with Prudential Financial Inc. ("PFI"), which are related to the amendments of the reinsurance agreements between the Company and Universal Prudential Arizona Reinsurance Company ("UPARC"), an affiliate, and the Company and PURC in the third quarter of 2014.

Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $56 million of increases in fixed maturities, available for sale and $132 million of decreases in fixed maturities, available for sale related to the amendments of the reinsurance agreements between the Company and UPARC, and the Company, and Prudential Arizona Reinsurance Universal Company ("PAR U"), an affiliate, in the first quarter of 2013.

Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $192 million of increases in fixed maturities, available for sale, and commercial mortgages and $704 million of decreases in fixed maturities, available for sale, and commercial mortgages related to the amendments of the reinsurance agreements between the Company and UPARC and the Company, and PAR U in the third quarter of 2013.

Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $25 million of decreases in fixed maturities, available for sale, related to the tax settlements with PFI, which are related to the amendments of the reinsurance agreements between the Company and UPARC, and the Company and PAR U in the third quarter of 2013.

Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $4,951 million of increases in fixed maturities, available for sale, commercial mortgages, short-term investments, and trading account assets related to the coinsurance of Guaranteed Universal Life ("GUL") business assumed from Prudential Insurance in connection with the acquisition of the Hartford Life Business. Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $4,952 million of decreases in fixed maturities, available for sale, commercial mortgages, short-term investments, and trading account assets related to the subsequent retrocession of this GUL business assumed from Prudential Insurance to PAR U.

Cash Flows from Financing Activities for the year ended December 31, 2013 excludes $12 million of decreases in Contributed/Distributed capital--parent/child asset transfers related to the coinsurance of GUL business assumed from Prudential Insurance in connection with the acquisition of the Hartford Life Business.

Cash Flows from Investing Activities for the twelve months ended December 31, 2012 excludes $202 million of decreases in fixed maturities, available for sale and commercial mortgages related to the coinsurance transaction between the Company's wholly owned subsidiary PLNJ and PAR U, in the third quarter of 2012.

See Note 12 to the Consolidated Financial Statements for more information on related party transactions that occurred in 2013 and 2014.

                         Pruco Life Insurance Company

                  Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, or the "Company", is a wholly owned subsidiary of The Prudential Insurance Company of America, or "Prudential Insurance," which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc., or "Prudential Financial." Pruco Life Insurance Company was organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all States except New York, and sells such products primarily through affiliated and unaffiliated distributors.

The Company has two subsidiaries, including one wholly owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, or "PLNJ," and one subsidiary formed in 2009 for the purpose of holding certain commercial loan investments. Pruco Life Insurance Company and its subsidiaries are together referred to as the Company and all financial information is shown on a consolidated basis.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only.

Acquisition of The Hartford's Individual Life Insurance Business

On January 2, 2013, Prudential Insurance acquired the individual life insurance business of The Hartford Financial Services Group, Inc. ("The Hartford") through a reinsurance transaction. Under the agreement, Prudential Insurance paid The Hartford cash consideration of $615 million, primarily in the form of a ceding commission to provide reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. This acquisition increased the Company's scale in the U.S. individual life insurance market, particularly universal life products, and provides complimentary distribution opportunities through expanded wirehouse and bank distribution channels.

In connection with this transaction, Prudential Insurance retroceded to the Company the portion of the assumed business that is classified as guaranteed universal life insurance ("GUL"), with account values of approximately $4 billion as of January 2, 2013. The Company reinsured more than 79,000 GUL policies with a net retained face amount in force of approximately $30 billion. The Company then retroceded all of the GUL policies to an affiliated captive reinsurance company. Collectively, these transactions do not have a material impact on equity, as determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"), or the statutory capital and surplus of the Company.

Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with U.S. GAAP. Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation. Revisions have been made to the classification of certain prior period Financing and Supplemental information reported on the Company's Statements of Cash Flows included in this annual report. There are no net impacts to cash flows from operating, investing, or financing activities reported within the cash flow statements as a result of these revisions. Additionally, there are no impacts to amounts reported on the Statements of Financial Position or Statements of Operations and Comprehensive Income. Management evaluated the adjustments and concluded they were not material to any previously reported quarterly or annual financial statements.

2.  SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment Related Liabilities

The Company's principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities available-for-sale at fair value, comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available-for-sale" are carried at fair value. See Note 9 for additional information regarding the determination of fair value. The amortized cost of

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

fixed maturities is adjusted for amortization of premiums and accretion of discounts over the contractual life of the investments. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an other than temporary impairment has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as "available-for-sale," net of tax, and the effect on deferred policy acquisition costs ("DAC"), deferred sales inducements ("DSI"), future policy benefits, and policyholders' account balances that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)" ("AOCI").

Trading account assets, at fair value, represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in "Asset administration fees and other income." Interest and dividend income from these investments is reported in "Net investment income."

Equity securities, available-for-sale, at fair value, are comprised of common stock and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, and policyholders' account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when earned.

Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans and uncollateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in "Net investment income."

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines "past due" as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company's assessment as to the collectability of the principal. See Note 3 for additional information about the Company's past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on "early warning" status in cases where, based on the Company's analysis of the loan's collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as "closely monitored" when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans "not in good standing" are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company's periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company's periodic review also includes a

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company's commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan's effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. "Realized investment gains (losses), net" includes changes in the allowance for losses. "Realized investment gains (losses), net" also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in "Net investment income" at the contract interest rate when earned. Policy loans are generally fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as "Net investment income;" however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company's partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company's income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company's investment in operating joint ventures, is included in "Net investment income." The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See "Derivative Financial Instruments" below for additional information regarding the accounting for derivatives.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)" ("OCI"). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security's position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, policyholders' account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Trading account assets, at fair value." The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs

Costs that are related directly to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to "Amortization of deferred policy acquisition costs," net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

DAC related to interest sensitive and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company's variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note
12. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Deferred Sales Inducements

The Company offered various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in "Interest credited to policyholders' account balances." Deferred sales inducements for applicable products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 6 for additional information regarding sales inducements.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short term investments and derivative instruments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholders' account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 6 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company's consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset administration fees charged to the accounts are included in "Asset administration fees".

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Other Assets and Other Liabilities

Other assets consist primarily of premiums due, deferred reinsurance losses, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, reinsurance payables, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Reinsurance recoverables

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 12.

Future Policy Benefits

The Company's liability for future policy benefits is comprised of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 6. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Notes 6 and 9.

The Company's liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality, and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on the Company's experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 5 for additional information regarding future policy benefits.

Policyholders' Account Balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance inforce. Benefits are recorded as an expense when they are incurred. Benefits and expenses for these products also include amortization of DAC. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Revenues for variable deferred annuity contracts consist of charges against contractholder account values for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Benefits and expenses for these products also include amortization of DAC and DSI. Liabilities for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

considerations when received. Benefit liabilities for these contracts are based on applicable actuarial standards with assumed interest rates that generally vary by contract year. Reserves for contracts without life contingencies are included in "Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities".

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for expense charges, administration fees, cost of insurance charges, and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC and DSI.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount, and certain individual life contracts provide no lapse guarantees. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 6. The Company also provides contracts with certain living benefits which are accounted for as embedded derivatives. These contracts are discussed in further detail in Note 6.

Amounts received as payment for interest-sensitive or variable contracts are reported as deposits to "Policyholders' account balances" and/or "Separate account liabilities." Revenues from these contracts are reflected in "Policy charges and fee income" consisting primarily of fees assessed during the period against the policyholders' account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company's general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC and DSI.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies.

Asset Administration Fees

The Company receives asset administration fee income on contractholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note
12). In addition, the Company receives fees from contractholders' account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter ("OTC") market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 10, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within "Trading account assets, at fair value" or "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in "Realized investment gains (losses), net." Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in "Realized investment gains (losses), net."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within "Trading account assets, at fair value."

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Reinsurance Ltd. ("Pruco Re"). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in "Future policy benefits and other policyholder liabilities" and "Reinsurance recoverables" or "Other liabilities," respectively. Changes in the fair value are determined using valuation models as described in Note 9, and are recorded in "Realized investment gains (losses), net."

The Company, excluding its subsidiaries, also sells certain universal life products that contain a no lapse guarantee provision that is reinsured with an affiliate, Universal Prudential Arizona Reinsurance Company ("UPARC"). The reinsurance of this no lapse guarantee results in an embedded derivative that incurs market risk primarily in the form of interest rate risk. Interest rate sensitivity can result in changes in the reinsurance recoverables that are carried at fair value and included in "Reinsurance recoverables," and changes in "Realized investment gains (losses), net." The Company amended or entered into multiple reinsurance transactions (See Note 12). The settlement of recapture and coinsurance premiums related to these reinsurance transactions occurred subsequent to the effective date of the reinsurance transaction. As a result, the recapture and coinsurance premiums were treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity securities from an asset portfolio within the affiliate company. This settlement feature was accounted for as a derivative.

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 12 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company's tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company's income statement. Deferred tax liabilities generally represent tax expense recognized in the Company's financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company's tax return but have not yet been recognized in the Company's financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company's deferred tax assets and establish a valuation allowance if necessary to reduce the Company's deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense.

See Note 8 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In December 2013, the Financial Accounting Standards Board ("FASB") issued updated guidance establishing a single definition of a public entity for use in financial accounting and reporting guidance. This new guidance is effective for all current and future reporting periods and did not have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures.

In July 2013, the FASB issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting, in addition to the United States Treasury rate and London Inter-Bank Offered Rate ("LIBOR"). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance is effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures.

In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity is required to separately present information about significant items reclassified out of AOCI by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance became effective for interim or annual reporting periods that began after December 15, 2012 and was applied prospectively. The disclosures required by this guidance are included in Note 3.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. This new guidance became effective for interim or annual reporting periods that began on or after January 1, 2013, and was applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 10.

Future Adoption of New Accounting Pronouncements

In February 2015, the FASB issued updated guidance that changes the rules regarding consolidation. The pronouncement eliminates specialized guidance for limited partnerships and similar legal entities, and removes the indefinite deferral for certain investment funds. The new guidance is effective for annual periods and interim periods within those annual periods beginning after December 15, 2015, with early adoption permitted. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations and financial statement disclosures.

In January 2014, the FASB issued updated guidance regarding investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the statement of operations as a component of income tax expense (benefit) if certain conditions are met. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2014, and should be applied retrospectively to all periods presented. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations and financial statement disclosures.

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures.

In May 2014, the FASB issued updated guidance on accounting for revenue recognition. The guidance is based on the core principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2016 and must be applied using one of two retrospective application methods. Early adoption is not permitted. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations and financial statement disclosures.

In August 2014, the FASB issued updated guidance for measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity. Under the guidance, an entity within scope is permitted to measure both the financial assets and financial liabilities of a consolidated collateralized financing entity based on either the fair value of the financial assets or financial liabilities, whichever is more observable. When elected, the measurement alternative will eliminate the measurement difference that exists when both are measured at fair value. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2015. Early adoption will be permitted. This guidance can be elected for modified retrospective or full retrospective adoption. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations and financial statement disclosures.

In August 2014, the FASB issued guidance requiring that mortgage loans be derecognized and that a separate other receivable be recognized upon foreclosure if certain conditions are met. Upon foreclosure, the separate other receivable should be measured based on the amount of the loan balance (principal and interest) expected to be recovered from the guarantor. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014, with early adoption permitted. This guidance can be adopted using either a prospective transition method or a modified retrospective transition method. This guidance is not expected to have a significant impact on the Company's consolidated financial position, results of operations or financial statement disclosures.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


3.  INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                                            December 31, 2014
                                             --------------------------------------------------------------------------------
                                                                                                                 Other-than-
                                                                  Gross           Gross                           temporary
                                                Amortized       Unrealized      Unrealized         Fair          Impairments
                                                  Cost            Gains           Losses           Value         in AOCI (3)
                                             ---------------   -------------   ------------   ---------------   -------------
                                                                              (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and
 obligations of U.S. government
 authorities and agencies                    $        83,372   $       8,711   $          1   $        92,082   $           -
Obligations of U.S. states and their
 political subdivisions                              310,518          15,323            187           325,654               -
Foreign government bonds                              35,228           3,284             14            38,498               -
Public utilities                                     683,652          62,060          3,288           742,424               -
Redeemable preferred stock                             3,185             763            137             3,811               -
All other corporate securities                     3,743,804         227,939         20,820         3,950,923           (247)
Asset-backed securities (1)                          395,180           8,281          1,210           402,251         (3,531)
Commercial mortgage-backed securities                482,769          17,978          1,868           498,879               -
Residential mortgage-backed securities
 (2)                                                 129,165          10,902             25           140,042           (836)
                                             ---------------   -------------   ------------   ---------------   -------------
     Total fixed maturities,
       available-for-sale                    $     5,866,873   $     355,241   $     27,550   $     6,194,564   $     (4,614)
                                             ===============   =============   ============   ===============   =============

Equity securities, available-for-sale
Common Stocks:
   Public utilities                          $            66   $          23   $          -   $            89
   Industrial, miscellaneous & other                       5             173              -               178
   Mutual funds                                       28,470             468            295            28,643
Non-redeemable preferred stocks                          340             250              -               590
                                             ---------------   -------------   ------------   ---------------
     Total equity securities,
       available-for-sale                    $        28,881   $         914   $        295   $        29,500
                                             ===============   =============   ============   ===============

(1)Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $10 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                                                                           December 31, 2013(4)
                                             ---------------------------------------------------------------------------------
                                                                                                                  Other-than-
                                                                  Gross           Gross                            temporary
                                                Amortized       Unrealized      Unrealized          Fair          Impairments
                                                  Cost            Gains           Losses            Value         in AOCI (3)
                                             ---------------   -------------   -------------   ---------------   -------------
                                                                              (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and
 obligations of U.S. government
 authorities and agencies                    $        89,497   $       5,910   $       1,882   $        93,525   $           -
Obligations of U.S. states and their
 political subdivisions                               83,807           1,518           6,374            78,951               -
Foreign government bonds                              20,357           3,640               -            23,997               -
Public utilities                                     672,260          27,811          25,574           674,497               -
Redeemable preferred stock                               681             126               -               807               -
All other corporate securities                     3,785,906         173,209          93,050         3,866,065           (252)
Asset-backed securities (1)                          216,081           8,687           2,677           222,091         (7,783)
Commercial mortgage-backed securities                510,255          20,316           8,563           522,008               -
Residential mortgage-backed securities
 (2)                                                 160,089          10,870           1,499           169,460           (973)
                                             ---------------   -------------   -------------   ---------------   -------------
     Total fixed maturities,
       available-for-sale                    $     5,538,933   $     252,087   $     139,619   $     5,651,401   $     (9,008)
                                             ===============   =============   =============   ===============   =============

Equity securities, available-for-sale
Common Stocks:
   Public utilities                          $           131   $          29   $           -   $           160
   Industrial, miscellaneous & other                       4              12               -                16
   Mutual funds                                           91               3               3                91
Non-redeemable preferred stocks                          341             163               -               504
                                             ---------------   -------------   -------------   ---------------
     Total equity securities,
       available-for-sale                    $           567   $         207   $           3   $           771
                                             ===============   =============   =============   ===============

(1)Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $14 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.
(4)Prior period's amounts are presented on a basis consistent with the current period presentation.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2014, are as follows:

                                                     Available-for-Sale
                                               -------------------------------
                                               Amortized Cost    Fair Value
                                               --------------- ---------------
                                                       (in thousands)
 Due in one year or less                       $       154,305 $       156,481
 Due after one year through five years               1,122,791       1,196,417
 Due after five years through ten years              1,374,498       1,428,687
 Due after ten years                                 2,208,165       2,371,807
 Asset-backed securities                               395,180         402,251
 Commercial mortgage-backed securities                 482,769         498,879
 Residential mortgage-backed securities                129,165         140,042
                                               --------------- ---------------
  Total                                        $     5,866,873 $     6,194,564
                                               =============== ===============

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                         2014           2013           2012
                                    -------------  -------------- -------------
                                                   (in thousands)
Fixed maturities,
 available-for-sale
 Proceeds from sales                $     245,618  $     816,125  $     116,493
 Proceeds from
   maturities/repayments                  656,249        760,433        903,272
 Gross investment gains from
   sales, prepayments and
   maturities                              20,394         60,261         31,720
 Gross investment losses from
   sales and maturities                    (2,704)       (22,380)        (1,171)

Equity securities,
 available-for-sale
 Proceeds from sales                $      17,873  $      13,603  $       9,862
 Proceeds from
   maturities/repayments                        -              3              -
 Gross investment gains from sales          1,085          1,337          1,027
 Gross investment losses from sales             -           (791)          (529)

Fixed maturity and equity security
 impairments
 Net writedowns for
   other-than-temporary impairment
   losses on fixed maturities
   recognized in earnings (1)       $        (127) $      (4,441) $      (6,236)
 Writedowns for impairments on
   equity securities                            -            (67)        (2,168)

(1)Excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

As discussed in Note 2, a portion of certain OTTI losses on fixed maturity securities is recognized in "Other Comprehensive Income (Loss)" ("OCI"). For these securities, the net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following tables set forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

                                                     Year Ended     Year Ended
                                                    December 31,   December 31,
                                                        2014           2013
                                                    ---------------------------
                                                          (in thousands)
 Balance, beginning of period                           $ 14,660    $    27,702
 Credit loss impairments previously recognized on
  securities which matured, paid down, prepaid or
  were sold during the period                            (6,533)       (14,330)
 Credit loss impairment recognized in the current
  period on securities not previously impaired                 -             31
 Additional credit loss impairments recognized in
  the current period on securities previously
  impaired                                                     -            798
 Increases due to the passage of time on
  previously recorded credit losses                        1,098            915
 Accretion of credit loss impairments previously
  recognized due to an increase in cash flows
  expected to be collected                                 (496)          (456)
                                                    ------------   ------------
 Balance, end of period                                 $  8,729    $    14,660
                                                    ============   ============

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Trading Account Assets

The following table sets forth the composition of "Trading account assets" as of the dates indicated:

                                   December 31, 2014           December 31, 2013
                              --------------------------- ---------------------------
                                Amortized       Fair        Amortized       Fair
                                  Cost          Value         Cost          Value
                              ------------- ------------- ------------- -------------
                                                  (in thousands)
Fixed maturities              $      43,490 $      44,121 $      14,118 $      16,162
Equity securities                     3,447         5,540         1,388         2,730
                              ------------- ------------- ------------- -------------
Total trading account assets  $      46,937 $      49,661 $      15,506 $      18,892
                              ============= ============= ============= =============

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within "Other income" was $(0.7) million, $2.7 million, and $(0.5) million during the years ended December 31, 2014, 2013, and 2012, respectively.

Commercial Mortgage and Other Loans

The Company's commercial mortgage and other loans are comprised as follows, as of the dates indicated:

                                                           December 31, 2014                 December 31, 2013
                                                   --------------------------------- --------------------------------
                                                        Amount           % of             Amount                % of
                                                    (in thousands)       Total        (in thousands)            Total
                                                   ----------------   -----------    ----------------        -----------
Commercial and agricultural mortgage loans by
 property type:
Retail                                             $        439,679          26.2%   $        467,059               30.5%
Apartments/Multi-Family                                     401,568          23.9             298,365               19.5
Industrial                                                  286,104          17.1             272,239               17.7
Office                                                      244,072          14.6             195,499               12.8
Other                                                        99,083           5.9             102,294                6.6
Hospitality                                                  92,126           5.5              90,085                5.9
                                                   ----------------   -----------    ----------------        -----------
Total commercial mortgage loans                           1,562,632          93.2           1,425,541               93.0
Agricultural property loans                                 114,665           6.8             107,118                7.0
                                                   ----------------   -----------    ----------------        -----------
Total commercial and agricultural mortgage loans
 by property type                                         1,677,297         100.0%          1,532,659              100.0%
                                                                      ===========                            ===========
Valuation allowance                                         (4,154)                           (8,904)
                                                   ----------------                  ----------------
Total net commercial and agricultural mortgage
 loans by property type                                   1,673,143                         1,523,755
                                                   ----------------                  ----------------
Other Loans
Uncollateralized loans                                        8,410                             8,410
Valuation allowance                                               -                                 -
                                                   ----------------                  ----------------
Total net other loans                                         8,410                             8,410
                                                   ----------------                  ----------------
Total commercial mortgage and other loans          $      1,681,553                  $      1,532,165
                                                   ================                  ================

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States and other countries with the largest concentrations in California (21%), Texas (12%), and New Jersey (10%) at December 31, 2014.

Activity in the allowance for credit losses for all commercial mortgage and other loans, as of the dates indicated, is as follows:

                                                 December 31, 2014      December 31, 2013     December 31, 2012
                                                 ------------------     -----------------     -----------------
                                                                         (in thousands)
Allowance for credit losses, beginning of year   $            8,904     $          6,028      $         12,813
Addition to / (release of) allowance for losses             (1,832)                2,876               (1,551)
Charge-offs, net of recoveries                              (2,918)                    -               (5,234)
                                                 ------------------     -----------------     -----------------
Total ending balance (1)                         $            4,154     $          8,904      $          6,028
                                                 ==================     =================     =================

(1)Agricultural loans represent $0.1 million, $0.3 million, and $0.4 million of the ending allowance at December 31, 2014, 2013 and 2012, respectively.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

                                                               December 31, 2014     December 31, 2013
                                                              -----------------------------------------
                                                                           (in thousands)
Allowance for Credit Losses:
Individually evaluated for impairment (1)                     $               940   $             3,084
Collectively evaluated for impairment (2)                                   3,214                 5,820
                                                              -------------------   -------------------
Total ending balance                                          $             4,154   $             8,904
                                                              ===================   ===================

Recorded Investment: (3)
Gross of reserves: individually evaluated for impairment (1)  $            15,875   $             6,392
Gross of reserves: collectively evaluated for impairment (2)            1,669,832             1,534,677
                                                              -------------------   -------------------
Total ending balance, gross of reserves                       $         1,685,707   $         1,541,069
                                                              ===================   ===================

(1)There were no agricultural or uncollateralized loans individually evaluated for impairments at both December 31, 2014 and 2013.
(2)Agricultural loans collectively evaluated for impairment had a recorded investment of $115 million and $107 million at December 31, 2014 and 2013, respectively, and a related allowance of $0.1 million and $0.3 million at December 31, 2014 and 2013, respectively. Uncollateralized loans collectively evaluated for impairment had a recorded investment of $8 million at both December 31, 2014 and 2013 and no related allowance for both periods.
(3)Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. Impaired commercial mortgage and other loans identified in management's specific review of probable loan losses and the related allowance for losses, as of December 31, 2014, had a recorded investment and unpaid principal balance of $15.9 million and related allowance of $0.9 million primarily related to office property types. Impaired commercial mortgage and other loans identified in management's specific review of probable loan losses and the related allowance for losses, as of December 31, 2013, had a recorded investment and unpaid principal balance of $6.4 million and related allowance of $3.1 million primarily related to other property types. At both December 31, 2014 and 2013, the Company held no impaired agricultural or uncollateralized loans. Net investment income recognized on impaired commercial mortgage loans totaled $0.8 million as of December 31, 2014. There was no material net investment income recognized on these loans as of December 31, 2013.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The Company had no such loans at both December 31, 2014 and 2013. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

The following table sets forth certain key credit quality indicators as of December 31, 2014, based upon the recorded investment gross of allowance for credit losses.

Total commercial and agricultural mortgage loans

                                                          Debt Service Coverage Ratio - December 31, 2014
                                                  ---------------------------------------------------------------
                                                  Greater than 1.2X 1.0X to <1.2X Less than 1.0X      Total
                                                  ----------------- ------------- -------------- ----------------
Loan-to-Value Ratio                                                       (in thousands)
0%-59.99%                                         $        997,610  $      24,491 $       9,393  $      1,031,494
60%-69.99%                                                 372,958         15,741        13,981           402,680
70%-79.99%                                                 177,956         31,463         3,493           212,912
Greater than 80%                                             2,991         22,068         5,152            30,211
                                                  ----------------  ------------- -------------  ----------------
Total commercial and agricultural mortgage loans  $      1,551,515  $      93,763 $      32,019  $      1,677,297
                                                  ================  ============= =============  ================

The following table sets forth certain key credit quality indicators as of December 31, 2013, based upon the recorded investment gross of allowance for credit losses.

Total commercial and agricultural mortgage loans

                                                          Debt Service Coverage Ratio - December 31, 2013
                                                  ---------------------------------------------------------------
                                                  Greater than 1.2X 1.0X to <1.2X Less than 1.0X      Total
                                                  ----------------- ------------- -------------- ----------------
Loan-to-Value Ratio                                                       (in thousands)
0%-59.99%                                         $        894,897  $      11,196 $       9,323  $        915,416
60%-69.99%                                                 314,325         28,420         4,327           347,072
70%-79.99%                                                 183,853          9,295        25,626           218,774
Greater than 80%                                            24,000          5,310        22,087            51,397
                                                  ----------------  ------------- -------------  ----------------
Total commercial and agricultural mortgage loans  $      1,417,075  $      54,221 $      61,363  $      1,532,659
                                                  ================  ============= =============  ================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

As of December 31, 2014 and 2013, $1.7 billion and $1.5 billion, respectively, of commercial mortgage and other loans were in current status. As of December 31, 2014, no commercial mortgage and other loans were classified as past due. As of December 31, 2013, $6.4 million of commercial mortgage and other loans were classified as past due, primarily related to other property types. The Company defines current in its aging of past due commercial mortgage and other loans as less than 30 days past due.

As of December 31, 2014, $15.9 million of commercial mortgage and other loans were in nonaccrual status based upon the recorded investment gross of allowance for credit losses. As of December 31, 2013, $6.4 million of commercial mortgage and other loans were in nonaccrual status based upon the recorded investment gross of allowance for credit losses, primarily related to other property types. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans.

For the years ended December 31, 2014 and 2013, there were no commercial mortgage and other loans acquired, other than those through direct origination, or sold.

The Company's commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2014 and 2013, the Company had no significant commitments to fund to borrowers that have been involved in a troubled debt restructuring. For the year ended December 31, 2014 there were no new troubled debt restructurings related to commercial mortgage and other loans, and no payment defaults on commercial mortgages. For the year ended December 31, 2014 and 2013, there were no adjusted pre-modification outstanding recorded investments or post-modification outstanding recorded investments. For the years ended December 31, 2014 and 2013, there were no payment defaults on commercial mortgage and other loans that were modified as a troubled debt restructuring within the 12 months preceding each respective period. See Note 2 for additional information relating to the accounting for troubled debt restructurings.

Other Long-Term Investments

The following table sets forth the composition of "Other long-term investments" at December 31 for the years indicated.

                                                2014           2013
                                           -------------- --------------
                                                  (in thousands)
Company's investment in Separate accounts  $       25,761 $       29,739
Joint ventures and limited partnerships           244,330        196,538
Derivatives                                        28,052            427
                                           -------------- --------------
Total other long-term investments          $      298,143 $      226,704
                                           ============== ==============

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                 2014          2013          2012
                                             ------------- ------------- -------------
                                                          (in thousands)
Fixed maturities, available-for-sale         $     262,532 $     278,747 $     270,790
Equity securities, available-for-sale                    2             1            52
Trading account assets                               1,018           657           981
Commercial mortgage and other loans                 81,848        84,006        84,232
Policy loans                                        60,847        59,287        58,007
Short-term investments and cash equivalents            528           654         1,003
Other long-term investments                         16,962        15,023        21,224
                                             ------------- ------------- -------------
Gross investment income                            423,737       438,375       436,289
Less: investment expenses                         (19,719)      (19,364)      (18,779)
                                             ------------- ------------- -------------
  Net investment income                      $     404,018 $     419,011 $     417,510
                                             ============= ============= =============

Carrying value for non-income producing assets included $9 million in fixed maturities as of December 31, 2014. Non-income producing assets represent investments that have not produced income for the preceding twelve months.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                2014          2013           2012
                                            ------------------------------------------
                                                          (in thousands)
Fixed maturities                            $      17,563 $      33,440 $       24,314
Equity securities                                   1,085           480        (1,670)
Commercial mortgage and other loans                 4,644         5,494          7,307
Joint ventures and limited partnerships               210          (83)              -
Derivatives                                        90,556      (52,799)      (186,425)
Other                                                   9            18             27
                                            ------------- ------------- --------------
  Realized investment gains (losses), net   $     114,067 $    (13,450) $    (156,447)
                                            ============= ============= ==============

Accumulated Other Comprehensive Income (Loss)

The balance of and changes in each component of "Accumulated other comprehensive income (loss)" for the years ended December 31, are as follows:

                                                                  Accumulated Other Comprehensive Income (Loss)
                                                               ---------------------------------------------------
                                                                                                 Total Accumulated
                                                               Foreign Currency  Net Unrealized        Other
                                                                 Translation    Investment Gains   Comprehensive
                                                                  Adjustment      (Losses) (1)     Income (Loss)
                                                               ---------------- ---------------- -----------------
                                                                                 (in thousands)
Balance, December 31, 2011                                      $          133   $     213,495     $     213,628
Change in component during period (2)                                      124          53,709            53,833
                                                                --------------   -------------     -------------
Balance, December 31, 2012                                      $          257   $     267,204     $     267,461
Change in component during period (2)                                      146       (210,961)         (210,815)
                                                                --------------   -------------     -------------
Balance, December 31, 2013                                      $          403   $      56,243     $      56,646
Change in other comprehensive income before reclassifications            (723)         207,134           206,411
Amounts reclassified from AOCI                                               -        (18,649)          (18,649)
Income tax benefit (expense)                                               253        (65,970)          (65,717)
                                                                --------------   -------------     -------------
Balance, December 31, 2014                                      $         (67)   $     178,758     $     178,691
                                                                ==============   =============     =============

(1)Includes cash flow hedges of $12 million, $(5) million, and $0 as of December 31, 2014, 2013, and 2012, respectively.
(2)Net of taxes.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

                                                                  Year Ended        Year Ended        Year Ended
                                                               December 31, 2014 December 31, 2013 December 31, 2012
                                                               ----------------- ----------------- -----------------
                                                                                  (in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
 Cash flow hedges--Currency/Interest rate (3)                    $      6,594      $        329      $      1,754
                                                                 ------------      ------------      ------------
 Net unrealized investment gains (losses) on
   available-for-sale securities (4)                                   12,055            33,591            20,890
                                                                 ------------      ------------      ------------
   Total net unrealized investment gains (losses)                      18,649            33,920            22,644
                                                                 ------------      ------------      ------------
    Total reclassifications for the period                       $     18,649      $     33,920      $     22,644
                                                                 ============      ============      ============

(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 10 for additional information on cash flow hedges.
(4)See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders' account balances.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Company's Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

                                                                                                              Accumulated
                                                                                                                 Other
                                                                                                             Comprehensive
                                                             Deferred      Future Policy                     Income (Loss)
                                                              Policy        Benefits and      Deferred       Related To Net
                                           Net Unrealized   Acquisition    Policyholders'    Income Tax        Unrealized
                                           Gains (Losses)    Costs and        Account        (Liability)       Investment
                                           on Investments   Other Costs     Balances(1)        Benefit       Gains (Losses)
                                           --------------   ------------   --------------   --------------   --------------
                                                                            (in thousands)
Balance, December 31, 2011                 $    (18,648)    $     10,187    $    (2,936)    $        3,958    $    (7,439)
Net investment gains (losses) on
 investments arising during the period            11,444               -               -           (4,005)           7,439
Reclassification adjustment for (gains)
 losses included in net income                     6,755               -               -           (2,364)           4,391
Reclassification adjustment for OTTI
 losses excluded from net income(1)                (169)               -               -                59           (110)
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs and other costs                     -         (9,892)               -             3,462         (6,430)
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                              -               -           3,499           (1,225)           2,274
                                           --------------   ------------   --------------   --------------   --------------
Balance, December 31, 2012                 $       (618)    $        295    $        563    $        (115)    $        125
                                           --------------   ------------   --------------   --------------   --------------
Net investment gains (losses) on
 investments arising during the period             1,053               -               -             (369)             684
Reclassification adjustment for (gains)
 losses included in net income                     4,114               -               -           (1,440)           2,674
Reclassification adjustment for OTTI
 losses excluded from net income(1)                 (51)               -               -                18            (33)
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs and other costs                     -         (3,619)               -             1,266         (2,353)
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                              -               -           1,256             (439)             817
                                           --------------   ------------   --------------   --------------   --------------
Balance, December 31, 2013                 $       4,498    $    (3,324)    $      1,819    $      (1,079)    $      1,914
                                           --------------   ------------   --------------   --------------   --------------
Net investment gains (losses) on
 investments arising during the period               996               -               -             (348)             648
Reclassification adjustment for (gains)
 losses included in net income                     (161)               -               -                56           (105)
Reclassification adjustment for OTTI
 losses excluded from net income(1)                    -               -               -                 -               -
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs and other costs                     -             786               -             (275)             511
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                              -               -           (591)               206           (385)
                                           --------------   ------------   --------------   --------------   --------------
Balance, December 31, 2014                 $       5,333    $    (2,538)    $      1,228    $      (1,440)    $      2,583
                                           ==============   ============   ==============   ==============   ==============

(1)Balances are net of reinsurance.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


All Other Net Unrealized Investment Gains and Losses in AOCI

                                                                                                             Accumulated
                                                                                                                Other
                                                                                                            Comprehensive
                                                       Deferred        Future Policy                        Income (Loss)
                                  Net Unrealized        Policy          Benefits and        Deferred        Related To Net
                                  Gains (Losses)      Acquisition      Policyholders'      Income Tax         Unrealized
                                        on             Costs and          Account          (Liability)        Investment
                                  Investments(1)      Other Costs       Balances(2)          Benefit        Gains (Losses)
                                 ----------------   ----------------   ---------------   ---------------   ----------------
                                                                       (in thousands)
Balance, December 31, 2011       $        443,637   $      (179,520)   $        75,345   $     (118,533)   $        220,929
Net investment gains (losses)
 on investments arising
 during the period                         90,693                  -                 -          (31,738)             58,955
Reclassification adjustment
 for (gains) losses included
 in net income                           (29,399)                  -                 -            10,290           (19,109)
Reclassification adjustment
 for OTTI losses excluded
 from net income(2)                           169                  -                 -              (59)                110
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs and other costs                          -           (40,688)                 -            14,065           (26,623)
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                       -                  -            50,488          (17,671)             32,817
                                 ----------------   ----------------   ---------------   ---------------   ----------------
Balance, December 31, 2012       $        505,100   $      (220,208)   $       125,833   $     (143,646)   $        267,079
                                 ----------------   ----------------   ---------------   ---------------   ----------------
Net investment gains (losses)
 on investments arising
 during the period                      (343,964)                  -                 -           120,388          (223,576)
Reclassification adjustment
 for (gains) losses included
 in net income                           (38,034)                  -                 -            13,312           (24,722)
Reclassification adjustment
 for OTTI losses excluded
 from net income(2)                            51                  -                 -              (18)                 33
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs and other costs                          -            177,178                 -          (62,012)            115,166
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                       -                  -         (122,540)            42,889           (79,651)
                                 ----------------   ----------------   ---------------   ---------------   ----------------
Balance, December 31, 2013       $        123,153   $       (43,030)   $         3,293   $      (29,087)   $         54,329
                                 ----------------   ----------------   ---------------   ---------------   ----------------
Net investment gains (losses)
 on investments arising
 during the period                        239,912                  -                 -          (83,969)            155,943
Reclassification adjustment
 for (gains) losses included
 in net income                           (18,488)                  -                 -             6,471           (12,017)
Reclassification adjustment
 for OTTI losses excluded
 from net income(2)                             -                  -                 -                 -                  -
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs and other costs                          -           (69,799)                 -            24,430           (45,369)
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                       -                  -            35,829          (12,540)             23,289
                                 ----------------   ----------------   ---------------   ---------------   ----------------
Balance, December 31, 2014       $        344,577   $      (112,829)   $        39,122   $      (94,695)   $        176,175
                                 ================   ================   ===============   ===============   ================

(1)Includes cash flow hedges. See Note 10 for information on cash flow hedges.
(2)Balances are net of reinsurance.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Net Unrealized Gains (Losses) on Investments by Asset Class

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

                                                                          2014           2013           2012
                                                                     -------------- -------------- --------------

                                                                                    (in thousands)
Fixed maturity securities on which an OTTI loss has been recognized  $        5,333 $        4,498 $        (618)
Fixed maturity securities, available-for-sale--all other                    322,358        107,970        474,128
Equity securities, available-for-sale                                           619            204          1,208
Derivatives designated as cash flow hedges(1)                                11,585        (4,701)            147
Other investments                                                            10,015         19,680         29,617
                                                                     -------------- -------------- --------------
Net unrealized gains (losses) on investments                         $      349,910 $      127,651 $      504,482
                                                                     ============== ============== ==============

(1)See Note 10 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31 for the years indicated:

                                                                                       2014
                                                    --------------------------------------------------------------------------
                                                     Less than twelve months   Twelve months or more           Total
                                                    ------------------------- ----------------------- ------------------------
                                                                     Gross                   Gross                    Gross
                                                                   Unrealized              Unrealized               Unrealized
                                                      Fair Value    Losses     Fair Value   Losses     Fair Value    Losses
                                                    ------------- ----------- ----------- ----------- ------------ -----------
                                                                                  (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of
 U.S. government authorities and agencies           $         994 $        1  $        -  $        -  $        994 $        1
Obligations of U.S. states and their political
 subdivisions                                               9,852        125       2,886          62        12,738        187
Foreign government bonds                                    2,246         14                       -         2,246         14
Public utilities                                           30,974      1,618      45,756       1,670        76,730      3,288
All other corporate securities                            356,348     13,194     260,985       7,763       617,333     20,957
Asset-backed securities                                   209,774        737      54,711         473       264,485      1,210
Commercial mortgage-backed securities                      15,824        155      87,606       1,713       103,430      1,868
Residential mortgage-backed securities                        776         11       3,878          14         4,654         25
                                                    ------------- ----------  ----------  ----------  ------------ ----------
   Total                                            $     626,788 $   15,855  $  455,822  $   11,695  $  1,082,610 $   27,550
                                                    ============= ==========  ==========  ==========  ============ ==========

Equity securities, available-for-sale               $      14,706 $      295  $        -  $        -  $     14,706 $      295
                                                    ============= ==========  ==========  ==========  ============ ==========

                                                                                     2013(1)
                                                    --------------------------------------------------------------------------
                                                     Less than twelve months   Twelve months or more           Total
                                                    ------------------------- ----------------------- ------------------------
                                                                     Gross                   Gross                    Gross
                                                                  Unrealized              Unrealized               Unrealized
                                                     Fair Value     Losses    Fair Value    Losses    Fair Value     Losses
                                                    ------------- ----------- ----------- ----------- ------------ -----------
                                                                                  (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of
 U.S. government authorities and agencies           $      24,123 $    1,882  $        -  $        -  $     24,123 $    1,882
Obligations of U.S. states and their political
 subdivisions                                              51,216      5,904       2,496         470        53,712      6,374
Foreign government bonds                                        -          -           -           -             -          -
Public utilities                                          319,224     23,475      11,917       2,099       331,141     25,574
All other corporate securities                          1,277,244     78,305      85,814      14,745     1,363,058     93,050
Asset-backed securities                                    93,021      1,418      11,782       1,259       104,803      2,677
Commercial mortgage-backed securities                     116,371      6,706      19,605       1,857       135,976      8,563
Residential mortgage-backed securities                     42,121      1,472       3,225          27        45,346      1,499
                                                    ------------- ----------  ----------  ----------  ------------ ----------
   Total                                            $   1,923,320 $  119,162  $  134,839  $   20,457  $  2,058,159 $  139,619
                                                    ============= ==========  ==========  ==========  ============ ==========

Equity securities, available-for-sale               $          44 $        3  $        -  $        -  $         44 $        3
                                                    ============= ==========  ==========  ==========  ============ ==========

(1)Prior period's amounts are presented on a basis consistent with the current period presentation.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The gross unrealized losses on fixed maturity securities at December 31, 2014 and 2013, were composed of $21 million and $136 million, respectively, related to high or highest quality securities based on the National Association of Insurance Commissioners ("NAIC") or equivalent rating and $6 million and $4 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2014, the $12 million of gross unrealized losses of twelve months or more were concentrated in the energy, consumer non-cyclical, consumer cyclical, and utility sectors of the Company's corporate securities. At December 31, 2013, the $20 million of gross unrealized losses of twelve months or more were concentrated in the consumer non-cyclical, utility, and basic industry sectors of the Company's corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2014 or 2013. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening. At December 31, 2014, the Company does not intend to sell these securities and it is not more likely than not that the Company will be required to sell these securities before the anticipated recovery of its remaining amortized cost basis.

At both December 31, 2014 and 2013, none of the gross unrealized losses related to equity securities represented declines in value of greater than 20%. In accordance with our policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2014 or 2013.

Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                   2014          2013
                                               ------------- -------------
                                                     (in thousands)
Fixed maturity securities, available for sale  $      63,100 $      81,849
Trading account assets                                     -             -
Equity Securities                                          -             -
                                               ------------- -------------
Total securities pledged                       $      63,100 $      81,849
                                               ============= =============

As of December 31, 2014, the carrying amount of the associated liabilities supported by the pledged collateral was $65 million, all of which was "Cash collateral for loaned securities." There were no "Securities sold under agreements to repurchase." As of December 31, 2013, the carrying amount of the associated liabilities supported by the pledged collateral was $85 million, all of which was "Cash collateral for loaned securities." There were no "Securities sold under agreements to repurchase."

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. The fair value of this collateral was $94 million and $0 at December 31, 2014 and 2013, respectively, all of which had either been sold or repledged.

Fixed maturities of $4 million at both December 31, 2014 and 2013 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                               2014             2013             2012
                                                                         ---------------- ---------------- ----------------
                                                                                           (in thousands)
Balance, beginning of year                                               $      5,034,299 $      3,679,061 $      2,545,600
Capitalization of commissions, sales and issue expenses                           626,718          822,075        1,171,759
Amortization-Impact of assumption and experience unlocking and true-ups           272,385          (9,167)           60,313
Amortization-All other                                                          (708,554)          533,478         (21,345)
Change in unrealized investment gains and losses                                 (67,056)          167,880         (53,651)
Ceded DAC upon Coinsurance Treaty with PAR U and PURC (See Note 12)              (90,937)        (159,028)         (23,616)
                                                                         ---------------- ---------------- ----------------
Balance, end of year                                                     $      5,066,855 $      5,034,299 $      3,679,061
                                                                         ================ ================ ================

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR Term, Term Re, PAR U and PURC, reductions for the initial balance transferred to PAR U and PURC at inception of the coinsurance agreements and the pass through of the GUL business related to the acquisition of The Hartford Life business assumed from Prudential Insurance and subsequently retroceded to PAR U as discussed in Note 12.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Capitalization balances related to reinsurance amounted to $337 million, $285 million, and $249 million in 2014, 2013, and 2012, respectively. Amortization balances related to reinsurance amounted to $204 million, $89 million and $180 million in 2014, 2013, and 2012, respectively. Reinsurance impacts to the change in unrealized gains/(losses) resulted in a decrease in the deferred acquisition cost asset of $161 million in 2013 and increased the deferred acquisition cost asset $142 million and $44 million in 2014 and in 2012 respectively.

5.  POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

                                                      2014                  2013
                                              --------------------- --------------------

                                                            (in thousands)
Life insurance - domestic                     $           7,285,791 $          5,768,262
Life insurance - Taiwan                                   1,151,882            1,151,503
Individual and group annuities                              457,324              320,451
Policy claims and other contract liabilities              5,020,333            (323,547)
                                              --------------------- --------------------
Total future policy benefits                  $          13,915,330 $          6,916,669
                                              ===================== ====================

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and group annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company's experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.5% to 8.3% for setting domestic insurance reserves and 6.2% to 7.4% for setting Taiwan reserves.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company's experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of the present values range from 0.0% to 14.8%, with approximately 1.1% of the reserves based on an interest rate in excess of 8.0%.

The Company's liability for future policy benefits for other contract liabilities are primarily guaranteed benefit liabilities related to certain nontraditional long-duration life and annuity contracts accounted for as embedded derivatives. The interest rates used in the determination of the present values range from 0.4% to 4.0%. See Note 6 for additional information regarding liabilities for guaranteed benefits related to certain nontraditional long-duration contracts.

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

                                               2014                  2013
                                       --------------------- ---------------------

                                                     (in thousands)
Interest-sensitive life contracts      $          11,906,915 $          11,456,129
Individual annuities                               2,088,468             1,624,523
Guaranteed interest accounts                         413,074               450,738
Other                                                841,598               771,940
                                       --------------------- ---------------------
Total policyholders' account balances  $          15,250,055 $          14,303,330
                                       ===================== =====================

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders' account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 0.4% to 4.5% for interest-sensitive contracts. Interest crediting rates for individual annuities may range from 0.0% to 6.3%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 6.0%. Interest crediting rates range from 0.0% to 8.0% for other. Included in interest-sensitive life contracts at December 31, 2014, are $4.8 billion GUL business assumed from Prudential Insurance in connection with the acquisition of the Hartford life business.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


6.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), and/or (2) the highest contract value on a specified date adjusted for any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits."

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within "Future policy benefits and other policyholder liabilities". As of December 31, 2014 and 2013, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                                 December 31, 2014                    December 31, 2013
                                         ----------------------------------   ----------------------------------

                                         In the Event of  At Annuitization/   In the Event of  At Annuitization/
                                              Death       Accumulation (1)         Death       Accumulation (1)
                                         ----------------------------------   ----------------------------------
Variable Annuity Contracts                                           (in thousands)

Return of Net Deposits
Account value                            $     77,862,297 $            N/A    $     70,025,044 $            N/A
Net amount at risk                                 40,701              N/A    $         46,013              N/A
Average attained age of contractholders                63              N/A                  62              N/A
Minimum return or contract value
Account value                            $     21,123,437 $     89,367,950    $     20,498,033 $     81,142,995
Net amount at risk                       $      1,365,085 $      1,277,406    $      1,274,286 $      1,085,030
Average attained age of contractholders                67               63                  67               62
Average period remaining until earliest
 expected annuitization                               N/A       0.03 years                 N/A       0.09 years

(1)Includes income and withdrawal benefits as described herein

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                              December 31, 2014    December 31, 2013
                                            ------------------- ---------------------

                                                      In the Event of Death
                                            -----------------------------------------
                                                         (in thousands)
Variable Life, Variable Universal Life and
Universal Life Contracts
No Lapse Guarantees (1)
Separate account value                      $         3,022,615 $           2,958,551
General account value                       $         4,560,768 $           3,922,205
Net amount at risk                          $        88,749,362 $          80,432,427
Average attained age of contractholders                54 years              53 years

(1)Excludes assumed reinsurance of GUL business from the Hartford that is retroceded 100% to PARU.

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                December 31, 2014   December 31, 2013
                              ------------------- -------------------

                                          (in thousands)
          Equity funds                $60,982,384         $55,455,438
          Bond funds                   30,825,335          29,937,112
          Money market funds            4,928,870           3,301,910
                              ------------------- -------------------
          Total                       $96,736,589         $88,694,460
                              =================== ===================

In addition to the above mentioned amounts invested in separate account investment options, $2.249 billion and $1.829 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options in 2014 and 2013, respectively. For the years ended December 31, 2014, 2013 and 2012 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities for Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits and other policyholder liabilities" and the related changes in the liabilities are included in "Future policy benefits and other policyholder liabilities". Guaranteed minimum income and withdrawal benefits ("GMIWB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum accumulation benefits ("GMAB") features are accounted for as bifurcated embedded derivatives and are recorded at fair value within "Future policy benefits and other policyholder liabilities". Changes in the fair value of these derivatives, including changes in the Company's own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." See
Note 9 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

                                                                                    GMWB/GMIWB/
                                                 GMDB                     GMIB         GMAB           Total
                                    -------------------------------   -------------------------- ----------------
                                                   Variable Life,
                                                 Variable Universal
                                      Variable    Life & Universal             Variable
                                      Annuity           Life                   Annuity
                                    ------------ ------------------   --------------------------

                                                                   (in thousands)
Balance as of December 31, 2011     $     97,635     $      224,909   $      33,010 $    912,987 $      1,268,541
Incurred guarantee benefits (1)          145,022             94,007          21,916      504,903          765,848
Paid guarantee benefits                 (40,590)           (13,929)           (540)            -         (55,059)
                                    ------------ ------------------   ------------- ------------ ----------------

Balance as of December 31, 2012     $    202,067     $      304,987   $      54,386 $  1,417,890 $      1,979,330
Incurred guarantee benefits (1)(2)        28,033            101,484        (30,882)  (1,766,290)      (1,667,655)
Paid guarantee benefits                 (26,306)            (3,090)         (1,148)            -         (30,544)
Other (3)                                  4,060          1,340,869              98                     1,345,027
                                    ------------ ------------------   ------------- ------------ ----------------

Balance as of December 31, 2013     $    207,854     $    1,744,250   $      22,454 $  (348,400) $      1,626,158
Incurred guarantee benefits (1)(2)       131,594            785,583          17,905    5,342,010        6,277,092
Paid guarantee benefits                 (22,079)           (18,192)           (853)            -         (41,124)
Other                                      3,848            283,668             175            -          287,691
                                    ------------ ------------------   ------------- ------------ ----------------

Balance as of December 31, 2014     $    321,217     $    2,795,309   $      39,681 $  4,993,610 $      8,149,817
                                    ============ ==================   ============= ============ ================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


(1) Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features accounted for as embedded derivatives.
(2) Incurred benefits include GMDB liabilities assumed related to the Hartford GUL business, which was subsequently 100% retroceded to PAR Universal.
(3) Includes $1.5 billion related to the initial GMDB liability assumed related to the Hartford business, which was subsequently 100% retroceded to PAR Universal.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess death benefits. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess income benefits. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an asset transfer feature that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Sales Inducements

The Company generally defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Deferred Sales Inducements" in the Company's Statements of Financial Position. The Company offered various types of sales inducements, including: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances," are as follows:

                                                           2014                  2013                   2012
                                                   ------------------------------------------------------------------

                                                                             (in thousands)

Balance, beginning of year                         $            989,889 $              787,891 $              542,742
Capitalization                                                    9,112                 20,871                198,955
Amortization-Impact of assumption and experience
 unlocking and true-ups                                          34,420                 14,613                 53,108
Amortization-All other                                        (194,673)                160,835                (9,985)
Change in unrealized investment gains (losses)                  (1,957)                  5,679                  3,071
                                                   -------------------- ---------------------- ----------------------
Balance, end of year                               $            836,791 $              989,889 $              787,891
                                                   ==================== ====================== ======================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


7.  STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company, excluding its subsidiary PLNJ, amounted to $109 million, $553 million and $591 million for the years ended December 31, 2014, 2013, and 2012, respectively. Statutory surplus of the Company, excluding its subsidiary PLNJ, amounted to $2,656 million and $2,387 million December 31, 2014 and 2013, respectively.

The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the National Association of Insurance Commissioners ("NAIC"). Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $164 million in 2015 without prior approval. The Company paid dividends to the parent company of $748 million and $423 million in 2014 and 2013, respectively. The Company did not pay a dividend in 2012.

8.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                          2014                2013                2012
                                                                   ------------------- ------------------- -------------------

                                                                                         (in thousands)
Current tax expense (benefit):
U.S.                                                                $          112,742  $          250,601  $          216,654
                                                                   ------------------- ------------------- -------------------
Total                                                                          112,742             250,601             216,654
                                                                   ------------------- ------------------- -------------------

Deferred tax expense (benefit):
U.S.                                                                            27,631             315,819            (35,614)
                                                                   ------------------- ------------------- -------------------
Total                                                                           27,631             315,819            (35,614)
                                                                   ------------------- ------------------- -------------------

Total income tax expense on continuing operations                              140,373             566,420             181,040
Total income tax expense (benefit) reported in equity related to:
  Other comprehensive income (loss)                                             65,717           (113,517)              29,258
  Additional paid-in capital                                                   (6,507)             (7,574)             (9,540)
                                                                   ------------------- ------------------- -------------------
Total income tax expense (benefit)                                  $          199,583  $          445,329  $          200,758
                                                                   =================== =================== ===================

In July 2014, the IRS issued guidance relating to the hedging of variable annuity guaranteed minimum benefits ("Hedging IDD"). The Hedging IDD provides an elective safe harbor tax accounting method for certain contracts which permits the current deduction of losses and the deferral of gains for hedging activities that can be applied to open years under IRS examination beginning with the earliest open year. The Company will apply this tax accounting method for hedging gains and losses covered by the Hedging IDD beginning with 2013. As a result of applying such accounting method in 2014 the Company's U.S. current tax benefit includes an additional tax benefit of $15 million and a corresponding reduction of deferred tax assets.

The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                                   2014             2013             2012
                                                             --------------------------------------------------

                                                                               (in thousands)

Expected federal income tax expense                          $        324,169 $        736,621 $        302,882

Non-taxable investment income                                       (152,844)        (149,933)        (108,463)

Tax credits                                                          (32,881)         (20,935)         (14,460)

Other                                                                   1,929              667            1,081
                                                             ---------------- ---------------- ----------------
Total income tax expense (benefit) on continuing operations  $        140,373 $        566,420 $        181,040
                                                             ================ ================ ================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2013 and current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive ("IDD") confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and obsoleting Revenue Ruling 2007-61. These activities had no impact on the Company's 2012, 2013 or 2014 results. However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration's budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company's consolidated net income.

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                               2014                  2013
                                       -------------------------------------------
                                                     (in thousands)
Deferred tax assets
  Insurance reserves                    $          1,629,234  $          1,551,346
  Investments                                              -                82,821
  Other                                                  821                     -
                                       --------------------- ---------------------
  Deferred tax assets                   $          1,630,055  $          1,634,167
                                       --------------------- ---------------------

Deferred tax liabilities
  Deferred policy acquisition costs     $          1,407,473  $          1,412,944
  Deferred sales inducements                         292,877               346,461
  Net unrealized gains on securities                 118,745                46,247
  Investments                                         70,517                     -
  Other                                                    -                 1,232
                                       --------------------- ---------------------
  Deferred tax liabilities                         1,889,612             1,806,884
                                       --------------------- ---------------------
Net deferred tax asset (liability)      $          (259,557)  $          (172,717)
                                       ===================== =====================

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2014, and 2013.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of deferred tax asset that is realizable.

The Company's income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $926 million, $2,105 million and $866 million, and no income from foreign operations for the years ended December 31, 2014, 2013 and 2012, respectively.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company's unrecognized tax benefits for the years ended December 31 are as follows:

                                                                                            2014     2013      2012
                                                                                          -------- -------- ----------
                                                                                                 (in thousands)

Balance at January 1,                                                                     $      - $      - $      113
Increases in unrecognized tax benefits-prior years                                               -        -        464
(Decreases) in unrecognized tax benefits-prior years                                             -        -          -
Increases in unrecognized tax benefits-current year                                              -        -          -
(Decreases) in unrecognized tax benefits- current year                                           -        -          -
Settlements with taxing authorities                                                              -        -      (577)
                                                                                          ----------------------------
Balance at December 31,                                                                   $      - $      - $        -
                                                                                          ============================
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate         -        -          -
                                                                                          ============================

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In December 31, 2014 and 2013, the Company recognized nothing in the statement of operations and recognized no liabilities in the statement of financial position for tax-related interest and penalties.

 Listed below are the tax years that remain subject to examination by major tax jurisdiction, at December 31, 2014:

                     Major Tax Jurisdiction   Open Tax Years
                    -----------------------  ---------------
                        United States          2007 - 2014

For tax years 2007 through 2015, the Company is participating in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed.

9.  FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company's Level 1 assets and liabilities primarily include certain cash equivalents, short term investments and equity securities that trade on an active exchange market.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain short-term investments and certain cash equivalents, and certain over-the-counter derivatives.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

                                                                         As of December 31, 2014
                                          --------------------------------------------------------------------------------------

                                              Level 1          Level 2          Level 3          Netting (1)         Total
                                          ---------------- --------------- ------------------ ----------------- ----------------

                                                                              (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and
 obligations of U.S. government
 authorities and agencies                 $              - $        92,082 $                - $               - $         92,082
Obligations of U.S. states and their
 political subdivisions                                  -         325,654                  -                 -          325,654
Foreign government bonds                                 -          38,498                  -                 -           38,498
Corporate securities                                     -       4,612,357             84,801                 -        4,697,158
Asset-backed securities                                  -         302,034            100,217                 -          402,251
Commercial mortgage-backed securities                    -         498,879                  -                 -          498,879
Residential mortgage-backed securities                   -         140,042                  -                 -          140,042
                                          ---------------- --------------- ------------------ ----------------- ----------------
 Sub-total                                               -       6,009,546            185,018                 -        6,194,564
Trading account assets:
Corporate securities                                     -          42,131                  -                 -           42,131
Asset-backed securities                                  -           1,990                  -                 -            1,990
Equity securities                                        -               -              5,540                 -            5,540
                                          ---------------- --------------- ------------------ ----------------- ----------------
 Sub-total                                               -          44,121              5,540                 -           49,661

Equity securities, available for sale                  107          28,643                750                 -           29,500
Short-term investments                               6,997         114,275                  -                 -          121,272
Cash equivalents                                    41,584          26,259                  -                 -           67,843
Other long-term investments                              -         242,523              2,115         (215,066)           29,572
Reinsurance recoverables                                 -               -          4,897,545                 -        4,897,545
Receivables from parents and affiliates                  -         158,469             19,203                 -          177,672
                                          ---------------- --------------- ------------------ ----------------- ----------------
 Sub-total excluding separate account
   assets                                           48,688       6,623,836          5,110,171         (215,066)       11,567,629

Separate account assets (2)                              -     108,891,268            302,924                 -      109,194,192
                                          ---------------- --------------- ------------------ ----------------- ----------------
   Total assets                           $         48,688 $   115,515,104 $        5,413,095 $       (215,066) $    120,761,821
                                          ================ =============== ================== ================= ================
Future policy benefits (4)                $              - $             - $        4,993,611 $               - $      4,993,611
Payables to parent and affiliates                        -          58,687                  -          (58,687)                -
                                          ---------------- --------------- ------------------ ----------------- ----------------
   Total liabilities                      $              - $        58,687 $        4,993,611 $        (58,687) $      4,993,611
                                          ================ =============== ================== ================= ================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                                      As of December 31, 2013
                                          -------------------------------------------------------------------------------
                                             Level 1        Level 2        Level 3       Netting (1)         Total
                                          -------------- -------------- -------------- --------------- ------------------
                                                                          (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and
 obligations of U.S. government
 authorities and agencies                 $            - $       93,525 $            - $             - $           93,525
Obligations of U.S. states and their
 political subdivisions                                -         78,951              -               -             78,951
Foreign government bonds                               -         23,997              -               -             23,997
Corporate securities                                   -      4,523,076         18,293               -          4,541,369
Asset-backed securities                                -        141,157         80,934               -            222,091
Commercial mortgage-backed securities                  -        522,008              -               -            522,008
Residential mortgage-backed securities                 -        169,460              -               -            169,460
                                          -------------- -------------- -------------- --------------- ------------------
 Sub-total                                             -      5,552,174         99,227               -          5,651,401
Trading account assets:
Corporate securities                                   -         14,183              -               -             14,183
Asset-backed securities                                -          1,978              -               -              1,978
Equity securities                                      -              -          2,731               -              2,731
                                          -------------- -------------- -------------- --------------- ------------------
 Sub-total                                             -         16,161          2,731               -             18,892

Equity securities, available for sale                112             90            569               -                771
Short-term investments                             9,216          6,768             18               -             16,002
Cash equivalents                                   5,962        199,825              -               -            205,787
Other long term investments                            -         73,647          1,168        (73,219)              1,596
Reinsurance recoverables                               -              -         11,400               -             11,400
Receivables from parents and affiliates                -        170,761          4,121               -            174,882
                                          -------------- -------------- -------------- --------------- ------------------
 Sub-total excluding separate account
   assets                                         15,290      6,019,426        119,234        (73,219)          6,080,731

Separate account assets (2)                      973,192     99,149,315        279,842               -        100,402,349
                                          -------------- -------------- -------------- --------------- ------------------
   Total assets                           $      988,482 $  105,168,741 $      399,076 $      (73,219) $      106,483,080
                                          ============== ============== ============== =============== ==================
Future policy benefits (4)                $            - $            - $    (348,399) $             - $        (348,399)
Payables to parents and affiliates                     -        218,467              -        (73,051)            145,416
Other liabilities (3)                                  -              -        388,268               -            388,268
                                          -------------- -------------- -------------- --------------- ------------------
   Total liabilities                      $            - $      218,467 $       39,869 $      (73,051) $          185,285
                                          ============== ============== ============== =============== ==================

(1) "Netting" amounts represent cash collateral of $156.4 million and $0.2 million as of December 31, 2014 and 2013, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.
(2) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statements of Financial Position.
(3) Reinsurance of variable annuity living benefit features that were classified as "Other Liabilities" at December 31, 2013 were reclassified to "Reinsurance Recoverables" in 2014 as they were no longer in a net asset position.
(4) For the year ended December 31, 2014, the net embedded derivative liability position of $4,994 million includes $577 million of embedded derivatives in an asset position and $5,571 million of embedded derivatives in a liability position. For the year ended December 31, 2013, the net embedded derivative asset position of $348 million includes $1,228 million of embedded derivatives in an asset position and $880 million of embedded derivatives in a liability position.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2014 and 2013, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over pre-determined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

Trading Account Assets - Trading account assets consist primarily of corporate securities, asset-backed securities and perpetual preferred stock whose fair values are determined consistent with similar instruments described above under "Fixed Maturity Securities" and below under "Equity Securities."

Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within "Other long-term investments," or as liabilities, within "Payables to parent and affiliates," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk ("NPR"), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company's derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company's policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black Scholes option pricing models. These models' key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The Company's cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

To reflect the market's perception of its own and the counterparty's NPR, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company's fair values to external broker-dealer values. As of December 31, 2014 and 2013 there were no internally valued derivatives with the fair value classified within Level 3, and all other derivatives were classified within Level 2. See Note 10 for more details on the fair value of derivative instruments by primary underlying.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.

Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, mutual funds, and real estate investments for which values are determined consistent with similar instruments described above under "Fixed Maturity Securities," "Equity Securities" and "Other Long-Term Investments."

Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company's legal entity whose fair value are determined consistent with similar securities described above under "Fixed Maturity Securities" managed by affiliated asset managers.

Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of the Company's living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in "Reinsurance Recoverables" or "Other Liabilities" when fair value is in an asset or liability position, respectively. The methods and assumption used to estimate the fair value are consistent with those described below in "Future Policy Benefits." The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.

The Company also has an agreement with UPARC, an affiliated captive reinsurance company, to reinsure risks associated with the no-lapse guarantee provision available on a portion of certain universal life products (See Note 12). Under this agreement, the Company pays a premium to UPARC to reinsure the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision. Reinsurance of this risk is accounted for as an embedded derivative which is included in "Reinsurance recoverables". The fair value of this embedded derivative is the present value of expected reimbursement from UPARC for cost of insurance charges the Company is unable to collect from policyholders, less the present value of reinsurance premiums that is attributable to the embedded derivative feature. This methodology could result in either an asset or liability, given changes in capital market conditions and various policyholder behavior assumptions. Significant inputs to the valuation model for this embedded derivative include capital market assumptions, such as interest rates, estimated NPR of the counterparty, and various assumptions that are actuarially determined, including lapse rates, premium payment patterns, and mortality rates.

Future Policy Benefits - The liability for future policy benefits is related to guarantees primarily associated with the optional living benefit features of certain variable annuity contracts, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to contractholders less the present value of assessed rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company's market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders' account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders' account values. The Company's discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2 - Overall, transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the quarter in which the transfers occur. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company's Separate Account. During the year ended December 31, 2014, $884.0 million was transferred from Level 1 to Level
2. During the year ended December 31, 2013, $463 million was transferred from Level 2 to Level 1.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Level 3 Assets and Liabilities by Price Source - The tables below present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

                                                              As of December 31, 2014
                                               -----------------------------------------------------
                                                 Internal (1)        External (2)         Total
                                               ----------------    --------------   ----------------
                                                                   (in thousands)
Corporate securities                           $         23,712    $       61,089   $         84,801
Asset-backed securities                                     264            99,953            100,217
Equity securities                                           750             5,540              6,290
Other long-term investments                                 565             1,550              2,115
Reinsurance recoverables                              4,897,545                 -          4,897,545
Receivables from parents and affiliates                       -            19,203             19,203
                                               ----------------    --------------   ----------------
  Subtotal excluding separate account assets          4,922,836           187,335          5,110,171

Separate account assets                                  84,111           218,813            302,924
                                               ----------------    --------------   ----------------
  Total assets                                 $      5,006,947    $      406,148   $      5,413,095
                                               ================    ==============   ================
Future policy benefits                         $      4,993,611    $            -   $      4,993,611
                                               ----------------    --------------   ----------------
  Total liabilities                            $      4,993,611    $            -   $      4,993,611
                                               ================    ==============   ================

                                                              As of December 31, 2013
                                               -----------------------------------------------------
                                                 Internal (1)       External (2)          Total
                                               ----------------    --------------   ----------------
                                                                   (in thousands)
Corporate securities                           $         15,100    $        3,193   $         18,293
Asset-backed securities                                     355            80,579             80,934
Short-term investments                                       18                 -                 18
Equity securities                                           569             2,731              3,300
Other long-term investments                                   -             1,168              1,168
Reinsurance recoverables                                 11,400                 -             11,400
Receivables from parents and affiliates                       -             4,121              4,121
                                               ----------------    --------------   ----------------
  Subtotal excluding separate account assets             27,442            91,792            119,234

Separate account assets                                  81,795           198,047            279,842
                                               ----------------    --------------   ----------------
  Total assets                                 $        109,237    $      289,839   $        399,076
                                               ================    ==============   ================
Future policy benefits                         $       (348,399)   $            -   $       (348,399)
Other liabilities                                       388,268                 -            388,268
                                               ----------------    --------------   ----------------
  Total liabilities                            $         39,869    $            -   $         39,869
                                               ================    ==============   ================

(1) Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally developed valuation for significant items in the above table.
(2) Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities - The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities (see narrative below for quantitative information for separate account assets).

                                                                          As of December 31, 2014
                            ---------------------------------------------------------------------------------------------------

                                                                                                                     Weighted
                              Fair Value     Valuation Techniques        Unobservable Inputs       Minimum  Maximum  Average
                            -------------- ----------------------  ------------------------------  -------  -------  --------
                            (in thousands)
Assets:

Corporate securities        $       23,712 Discounted cash flow       Discount rate                10.00%   11.75%   10.52%
                                           Market Comparables         EBITDA Multiples (2)           6.1X     6.1X     6.1X
-------------------------------------------------------------------------------------------------------------------------------
Reinsurance recoverables
 - Living Benefits          $    4,521,928 Fair values are determined in the same manner as future policy benefits.
------------------------------------------------------------------------------------------------------------------------------

Reinsurance recoverables
 -No Lapse Guarantee        $      375,617 Discounted cash flow       Lapse rate (3)                   0%      15%

                                                                      NPR spread (4)                   0%    1.30%
                                                                      Mortality rate (5)               0%      11%
                                                                      Premium Payment (6)              1X    3.75X
-------------------------------------------------------------------------------------------------------------------------------
Liabilities:

Future policy benefits (7)  $    4,993,611 Discounted cash flow       Lapse rate (8)                   0%      14%

                                                                      NPR spread (4)                   0%    1.30%
                                                                      Utilization rate (9)            63%      96%
                                                                      Withdrawal rate (10)            74%     100%
                                                                      Mortality rate (11)              0%      14%
                                                                      Equity Volatility curve         17%      28%
-------------------------------------------------------------------------------------------------------------------------------

                            ------------------------
                              Impact of Increase in
                             Input on Fair Value
                                     (1)
                            -----------------------

Assets:

Corporate securities               Decrease
                                   Increase
----------------------------------------------------
Reinsurance recoverables
 - Living Benefits
-----------------------------------------------------

Reinsurance recoverables
 -No Lapse Guarantee               Decrease

                                   Decrease
                                   Decrease
                                   Decrease
----------------------------------------------------
Liabilities:

Future policy benefits (7)         Decrease

                                   Decrease
                                   Increase
                                   Increase
                                   Decrease
                                   Increase
----------------------------------------------------


                            ---------------


                              Fair Value
                            --------------
                            (in thousands)
Assets:

Corporate securities         $     15,100


-------------------------------------------
Reinsurance recoverables
 - No Lapse Guarantee        $     11,400
-------------------------------------------
Liabilities:

Future policy benefits (7)   $  (348,399)






-------------------------------------------
Other Liabilities
                             $    388,268
-------------------------------------------

                            -----------------------------------------------------------------------------------------------------


                                                                    Valuation Techniques
                            ----------------------------------------------------------------------------------------------------

Assets:

Corporate securities        Discounted cash flow
                            Market Comparable
                            Liquidation
---------------------------------------------------------------------------------------------------------------------------------
Reinsurance recoverables
 - No Lapse Guarantee
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:

Future policy benefits (7)  Discounted cash flow






---------------------------------------------------------------------------------------------------------------------------------
Other Liabilities           Represents reinsurance of variable annuity living benefits in a liability position. Fair values are determined in the same manner as future policy benefits.
---------------------------------------------------------------------------------------------------------------------------------

                                   As of December 31, 2013
                            ------------------------------------------------------------------------------------
                                                                                          Impact of Increase in
                                                                              Weighted   Input on Fair Value
                                  Unobservable Inputs       Minimum  Maximum  Average            (1)
                            ------------------------------  -------  -------  --------  -----------------------

Assets:

Corporate securities           Discount rate                 8.28%   15.00%   10.61%           Decrease
                               EBITDA Multiples (2)           5.0X     7.0X    5.91X           Increase
                               Liquidation value            11.61%   38.49%   31.83%           Increase
----------------------------------------------------------------------------------------------------------------
Reinsurance recoverables
 - No Lapse Guarantee
----------------------------------------------------------------------------------------------------------------
Liabilities:

Future policy benefits (7)     Lapse rate (8)                   0%      11%                    Decrease

                               NPR spread (4)                0.08%    1.09%                    Decrease
                               Utilization rate (9)            70%      94%                    Increase
                               Withdrawal rate (10)            86%     100%                    Increase
                               Mortality rate (11)              0%      13%                    Decrease
                               Equity Volatility curve         15%      28%                    Increase
----------------------------------------------------------------------------------------------------------------
Other Liabilities

----------------------------------------------------------------------------------------------------------------

(1)Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)EBITDA multiples represent multiples of earnings before interest, taxes, depreciation and amortization, and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.
(3)For universal life, lapse rates vary based on funding level and other factors. Rates are set to zero when the no lapse guarantee is fully funded and the cash value is zero.
(4)To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of contracts in a liability position and generally not to those in a contra-liability position. The NPR spread reflects the financial strength ratings of the Company and its affiliates, as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.
(5)Universal life mortality rates are adjusted based on underwriting information. A mortality improvement assumption is also incorporated into the projection.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

(6)For universal life, premium payment assumptions vary by funding level. Some policies are assumed to pay the minimum premium required to maintain the no lapse guarantee. Other policies are assumed to pay a multiple of commissionable target premium levels (shown above and indicated as "X"). Policyholders are assumed to stop premium payments once the no lapse guarantee is fully funded.
(7)Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company's variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(8)Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.
(9)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal.
(10)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the product type, contractholder age, tax status, and withdrawal timing. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.
(11)Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs - In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities - The rate used to discount future cash flows reflects current risk free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits - The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Separate Account Assets - In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company's Consolidated Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company's Consolidated Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Real Estate and Other Invested Assets - Separate account assets include $84.1 million and $81.8 million of investments in real estate as of December 31, 2014 and December 31, 2013, respectively, that are classified as Level 3 and reported at fair value which is determined by the Company's equity in net assets of the entities. In general, these fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 Classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 5.00% to 10.00% (6.68% weighted average) as of December 31, 2014 and 5.00% to 10.00% (6.82% weighted average) as of December 31, 2013 and discount rates which ranged from 6.75% to 11.00% (7.66% weighted average) as of December 31, 2014 and 6.75% to 11.00% (7.90% weighted average) as of December 31, 2013.

Valuation Process for Fair Value Measurements Categorized within Level 3 - The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company's investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of optional living benefit features of the Company's variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness,

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company's variable annuity products, the actuarial valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 assets and liabilities - The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

                                                              Year Ended December 31, 2014
                                 ---------------------------------------------------------------------------------------
                                      Fixed Maturities Available For Sale
                                 ---------------------------------------------

                                                                                       Trading
                                                                      Commercial       Account         Equity
                                                       Asset-         Mortgage-         Assets       Securities,
                                  Corporate            Backed           Backed         - Equity       Available    Short Term
                                  Securities         Securities       Securities      Securities      for Sale     Investments
                                 -----------------------------------------------------------------------------------------------
                                                                     (in thousands)
Fair Value, beginning of
 period assets/(liabilities)     $      18,293     $       80,934     $       -      $       2,731   $       569    $      18
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                       1,392                142             -                  -             -            -
    Asset management fees and
     other income                            -                  -             -              1,424             -            -
   Included in other
    comprehensive income
    (loss)                               (145)              (348)           (2)                  -           246            -
 Net investment income                      72                 80             -                  -             -            -
 Purchases                              90,071             89,866        28,077              2,760             -            -
 Sales                                (13,837)                  -             -                  -          (65)            -
 Issuances                                   -                  -             -                  -             -            -
 Settlements                           (9,156)           (48,836)             -            (1,375)             -         (18)
 Transfers into Level 3 (2)              2,769             32,813             -                  -             -            -
 Transfers out of Level 3 (2)          (4,658)           (54,434)      (28,075)                  -             -            -
                                 -------------     --------------     ---------      -------------   -----------    ---------
Fair Value, end of period
 assets/(liabilities)            $      84,801     $      100,217     $       -      $       5,540   $       750    $       -
                                 =============     ==============     =========      =============   ===========    =========
Unrealized gains (losses) for
 the period relating to those
 Level 3 assets that were
   still held at the end of
   the period (3):
   Included in earnings:
    Realized investment gains
     (losses), net               $       (101)     $            -     $       -      $           -   $         -    $       -
    Asset management fees and
     other income                $           -     $            -     $       -      $       1,426   $         -    $       -

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                                Year Ended December 31, 2014
                                 ------------------------------------------------------------------------------------------

                                 Other Long-      Reinsurance        Receivables         Separate
                                    term          Recoverables     from Parents and   Account Assets     Future Policy
                                 Investments          (4)             Affiliates           (1)             Benefits
                                 ------------   ----------------   ----------------   --------------   ------------------
                                                                       (in thousands)
Fair Value, beginning of
 period assets/(liabilities)     $      1,168   $      (376,868)    $       4,121     $      279,842   $          348,399
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                        168          4,683,691                -              6,445          (4,690,021)
    Asset management fees and
     other income                        (34)                  -                -                  -                    -
    Interest credited to
     policyholders' account
     balances                               -                  -                -              4,331                    -
   Included in other
    comprehensive income
    (loss)                                  -                  -            (121)                  -                    -
 Net investment income                      -                  -                -                  -                    -
 Purchases                                398            590,722           18,648            114,615                    -
 Sales                                      -                  -                -          (102,309)                    -
 Issuances                                  -                  -                -                  -            (651,989)
 Settlements                             (12)                  -                -                  -                    -
 Transfers into Level 3 (2)               427                  -            1,985                  -                    -
 Transfers out of Level 3 (2)               -                  -          (5,430)                  -                    -
                                 ------------   ----------------    -------------     --------------   ------------------
Fair Value, end of period
 assets/(liabilities)            $      2,115   $      4,897,545    $      19,203     $      302,924   $      (4,993,611)
                                 ============   ================    =============     ==============   ==================
Unrealized gains (losses) for
 the period relating to those
 Level 3 assets that were still held at
   the end of the period (3):
   Included in earnings:
    Realized investment gains
     (losses), net               $        168   $      4,672,815    $           -     $            -   $      (4,679,851)
    Asset management fees and
     other income                $       (34)   $              -    $           -     $            -   $                -
    Interest credited to
     policyholders' account
     balances                    $          -   $              -    $           -     $        4,331   $                -

                                                               Year Ended December 31, 2013
                                 ----------------------------------------------------------------------------------------
                                      Fixed Maturities, Available for Sale
                                 ----------------------------------------------

                                                                                 Trading
                                                                  Commercial     Account         Equity
                                                    Asset-        Mortgage-       Assets       Securities,
                                  Corporate         Backed          Backed       - Equity     Available for   Short Term
                                  Securities      Securities      Securities    Securities        Sale        Investments
                                 ------------------------------------------------------------------------------------------
                                                                      (in thousands)
Fair Value, beginning of
 period assets/(liabilities)     $      36,981   $     108,727   $          -   $     3,277    $     1,489    $        -
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                     (1,177)               -              -             -            427             -
    Asset management fees and
     other income                            -               -              -           953              -             -
   Included in other
    comprehensive income
    (loss)                             (1,641)           (294)            (3)             -             71             -
 Net investment income                      90             257              -             -              -             -
 Purchases                              14,996          33,078         12,524           380             65             -
 Sales                                 (2,329)             (1)              -       (1,499)        (1,483)             -
 Issuances                                   -               -              -             -              -             -
 Settlements                          (22,446)        (23,098)        (3,434)         (380)              -             -
 Transfers into Level 3 (2)                112               -              -             -              -            18
 Transfers out of Level 3 (2)          (6,293)        (35,239)        (9,087)             -              -             -
 Other (4)                                   -         (2,496)              -             -              -             -
                                 -------------   -------------   ------------   -----------    -----------    ----------
Fair Value, end of period
 assets/(liabilities)            $      18,293   $      80,934   $          -   $     2,731    $       569    $       18
                                 =============   =============   ============   ===========    ===========    ==========
Unrealized gains (losses) for
 the period relating to those
 Level 3 assets that were
   still held at the end of
   the period (3):
   Included in earnings:
    Realized investment gains
     (losses), net               $     (1,648)   $           -   $          -   $         -    $         -    $        -
    Asset management fees and
     other income                $           -   $           -   $          -   $       869    $         -    $        -

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                              Year Ended December 31, 2013
                          ---------------------------------------------------------------------------------------------------

                           Other Long-     Receivables        Separate
                              term         from Parents    Account Assets   Reinsurance     Future Policy
                           Investments    and Affiliates        (1)         Recoverables      Benefits       Other Liabilities
                          -------------   --------------   --------------   ------------   ---------------   -----------------
                                                                     (in thousands)
Fair Value, beginning
 of period
 assets/(liabilities)     $         988   $       1,995    $     248,255    $          -   $   (1,417,891)     $   1,287,157
 Total gains (losses)
   (realized/unrealized):
   Included in
    earnings:
    Realized
     investment gains
     (losses), net                (232)               -            1,966          11,400         2,342,621       (2,210,096)
    Asset management
     fees and other
     income                         144               -                -               -                 -                 -
    Interest credited
     to
     policyholders'
     account balances                 -               -           18,978               -                 -                 -
   Included in other
    comprehensive
    income (loss)                     -            (25)                -               -                 -                 -
 Net investment income                -               -                -               -                 -                 -
 Purchases                          268           5,147           80,302               -                 -           534,671
 Sales                                -         (3,495)         (69,659)               -                 -                 -
 Issuances                            -               -                -               -         (576,331)                 -
 Settlements                          -               -                -               -                 -                 -
 Transfers into Level
   3 (2)                              -               -                -               -                 -                 -
 Transfers out of
   Level 3 (2)                        -         (1,997)                -               -                 -                 -
 Other (4)                            -           2,496                -               -
                          -------------   --------------   --------------   ------------   ---------------   -----------------
Fair Value, end of
 period
 assets/(liabilities)     $       1,168   $       4,121    $     279,842    $     11,400   $       348,399     $    (388,268)
                          =============   ==============   ==============   ============   ===============   =================
Unrealized gains
 (losses) for the
 period relating to
 those
 Level 3 assets that
   were still held at
   the end of the
   period (3):
   Included in
    earnings:
    Realized
     investment gains
     (losses), net        $           -               -    $           -    $     11,400   $     2,318,266     $ (2,188,291)
    Asset management
     fees and other
     income               $         122               -    $           -    $          -   $             -     $           -
    Interest credited
     to
     policyholders'
     account balances     $           -               -    $      18,978    $          -   $             -     $           -

                                                                            Year Ended December 31, 2012
                                                     ---------------------------------------------------------------------------
                                                           Fixed Maturities, Available for Sale
                                                     -------------------------------------------------

                                                                                                          Other
                                                                                                         Trading
                                                                                            Commercial   Account      Equity
                                                                                  Asset-    Mortgage-    Assets-    Securities,
                                                     U.S. Treasury Corporate      Backed      Backed      Equity     Available
                                                      Securities   Securities   Securities  Securities  Securities   for Sale
                                                     ------------- ----------- ------------ ---------- ------------ ------------
                                                                                   (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                $      4,696  $    23,720 $     62,429 $        - $      3,362 $      2,652
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                     -      (3,454)          687          -            -      (1,423)
    Asset management fees and other income                      -            -            -          -         (35)            -
   Included in other comprehensive income (loss)                4        4,070        2,840       (65)            -          264
 Net investment income                                          -          101          364          3            -            -
 Purchases                                                      -        8,714       62,524          -            -            -
 Sales                                                          -         (89)            -          -            -            -
 Issuances                                                      -            -            -          -            -            -
 Settlements                                                    -      (8,656)     (14,566)    (2,496)         (50)            -
 Transfers into Level 3 (2)                                     -       23,995        5,702      5,246            -            -
 Transfers out of Level 3 (2)                                   -     (16,120)     (11,253)    (2,688)            -          (4)
 Other (4)                                                (4,700)        4,700            -          -            -            -
                                                     ------------  ----------- ------------ ---------- ------------ ------------
Fair Value, end of period assets/(liabilities)       $          -  $    36,981 $    108,727 $        - $      3,277 $      1,489
                                                     ============  =========== ============ ========== ============ ============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net          $          -  $         - $          - $        - $          - $          -
    Asset management fees and other income           $          -  $         - $          - $        - $       (35) $          -

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                                                 Year Ended December 31, 2012
                                                               ----------------------------------------------------------------

                                                               Other Long-               Receivables    Separate
                                                                  term     Reinsurance   from Parents   Account   Future Policy
                                                               investments Recoverables and Affiliates Assets (1)   Benefits
-                                                              ----------- ------------ -------------- ---------- -------------
                                                                                        (in thousands)
Fair Value, beginning of period assets/(liabilities)              $    686   $  868,824         $    -  $ 222,323  $  (912,986)
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                        (4,659)        2,937              -    (1,476)      (61,390)
    Asset management fees and other income                             (7)            -              -          -             -
    Interest credited to policyholders' account balances                 -            -              -     12,377             -
   Included in other comprehensive income (loss)                         -            -            (5)          -             -
 Net investment income                                                   -            -              -          -             -
 Purchases                                                           4,966      415,396          2,000     94,515             -
 Sales                                                                   -            -              -   (79,484)             -
 Issuances                                                               -            -              -          -     (443,515)
 Settlements                                                             2            -              -          -             -
 Transfers into Level 3 (2)                                              -            -              -          -             -
 Transfers out of Level 3 (2)                                            -            -              -          -             -
                                                               ----------- ------------ -------------- ---------- -------------
Fair Value, end of period assets/(liabilities)                    $    988   $1,287,157         $1,995  $ 248,255  $(1,417,891)
                                                               =========== ============ ============== ========== =============
Unrealized gains (losses) for the period relating to those
 Level 3 assets that were still held at the end of the
   period (3):
   Included in earnings:
    Realized investment gains (losses), net                       $(4,549)   $   17,516         $    -  $       -  $   (76,581)
    Asset management fees and other income                        $    (7)   $        -         $    -  $       -  $          -
    Interest credited to policyholders' account balances          $      -   $        -         $    -  $  12,377  $          -

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statement of Financial Position.
(2)Transfers into or out of Level 3 are reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)Reinsurance of variable annuity living benefit features that were classified as "Other Liabilities" at 2013 and were reclassified to "Reinsurance Recoverables" at 2014 as they were in a net asset position.

Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company's Consolidated Statements of Financial Position; however, in some cases, as described below, the carrying amount equals or approximates fair value.

                                                                            December 31, 2014
                                                           ---------------------------------------------------

                                                                                                     Carrying
                                                                          Fair Value                Amount (1)
-                                                          ---------------------------------------- ----------

                                                           Level 1  Level 2    Level 3     Total      Total
                                                           ------- ---------- ---------- ---------- ----------
                                                                             (in thousands)
Assets:
  Commercial mortgage and other loans                      $     - $    8,486 $1,775,949 $1,784,435 $1,681,553
  Policy loans                                                   -          -  1,123,912  1,123,912  1,123,912
  Other long term investments                                    -          -     11,085     11,085     10,168
  Cash and cash equivalents                                 53,476     93,633          -    147,109    147,109
  Accrued investment income                                      -     90,506          -     90,506     90,506
  Receivables from parents and affiliates                        -     70,668          -     70,668     70,689
  Other assets                                                   -     24,126          -     24,126     24,126
                                                           ------- ---------- ---------- ---------- ----------
   Total assets                                            $53,476 $  287,419 $2,910,946 $3,251,841 $3,148,063
                                                           ======= ========== ========== ========== ==========
Liabilities:
  Policyholders' account balances - investment contracts   $     - $  929,694 $   40,063 $  969,757 $  976,190
  Cash collateral for loaned securities                          -     65,418          -     65,418     65,418
  Securities sold under agreement to repurchase                  -          -          -          -          -
  Short-term debt                                                -    429,903          -    429,903    423,000
  Long-term debt                                                 -  1,321,501          -  1,321,501  1,288,000
  Payables to parent and affiliates                              -     53,027          -     53,027     53,027
  Other liabilities                                              -    315,736          -    315,736    315,736
                                                           ------- ---------- ---------- ---------- ----------
   Total liabilities                                       $     - $3,115,279 $   40,063 $3,155,342 $3,121,371
                                                           ======= ========== ========== ========== ==========

                                                                            December 31, 2013
                                                           ---------------------------------------------------

                                                                                                     Carrying
                                                                          Fair Value                Amount (1)
-                                                          ---------------------------------------- ----------

                                                           Level 1  Level 2    Level 3     Total      Total
                                                           ------- ---------- ---------- ---------- ----------
                                                                             (in thousands)
Assets:
  Commercial mortgage and other loans                      $     - $    7,827 $1,604,247 $1,612,074 $1,532,165
  Policy loans                                                   -          -  1,086,772  1,086,772  1,086,772
  Other long term investments                                    -          -      4,751      4,751      4,268
  Cash and cash equivalents                                 45,317     56,139          -    101,456    101,456
  Accrued investment income                                      -     89,465          -     89,465     89,465
  Receivables from parents and affiliates                        -     87,849          -     87,849     87,481
  Other assets                                                   -     34,060          -     34,060     34,060
                                                           ------- ---------- ---------- ---------- ----------
   Total assets                                            $45,317 $  275,340 $2,695,770 $3,016,427 $2,935,667
                                                           ======= ========== ========== ========== ==========
Liabilities:
  Policyholders' account balances - investment contracts   $     - $  851,607 $   40,451 $  892,058 $  901,860
  Cash collateral for loaned securities                          -     84,867          -     84,867     84,867
  Short-term debt                                                -    275,268          -    275,268    274,900
  Long-term debt                                                 -  1,644,827          -  1,644,827  1,592,000
  Payables to parent and affiliates                              -     45,649          -     45,649     45,649
  Other liabilities                                              -    270,339          -    270,339    270,339
                                                           ------- ---------- ---------- ---------- ----------
   Total liabilities                                       $     - $3,172,557 $   40,451 $3,213,008 $3,169,615
                                                           ======= ========== ========== ========== ==========

(1)Carrying values presented herein differ from those in the Company's Consolidated Statement of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Policy Loans

During the fourth quarter of 2013, the Company changed the valuation technique used to fair value policy loans. For the periods ended December 31, 2014 and 2013, the fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result the carrying value of the policy loans approximates the fair value for both the years ended
December 31, 2014 and 2013. Prior to this change, the fair value of U.S. insurance policy loans was calculated by discounting expected cash flows based upon current U.S. Treasury rates and historical loan repayment patterns.

Other Long-term Investments

Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company's share of the net asset value ("NAV") as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. No such adjustments were made as of December 31, 2014 and 2013.

Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalents instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in receivables from parents and affiliates is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under "Short-Term and Long-Term Debt".

Policyholders' Account Balances - Investment Contracts

Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's financial strength ratings, and hence reflect the Company's own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Securities Sold Under Agreements to Repurchase

The Company receives collateral for selling securities under agreements to repurchase, or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received or paid.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company's own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities and Payables to Parent and Affiliates

Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


10.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

Foreign Exchange Contracts

Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, and in return receives a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name's public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives section below for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Reinsurance Ltd., or "Pruco Re". Some of the Company's universal life products contain a no-lapse guarantee provision that is reinsured with an affiliate, UPARC. The reinsurance agreement contains an embedded derivative related to the interest rate risk of the reinsurance contract. The embedded derivatives are carried at fair value. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 9.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

Prior to disposal in the fourth quarter of 2013, the Company invested in fixed maturities that, in addition to a stated coupon, provided a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounted for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the primary underlying, excluding embedded derivatives which are recorded with the associated host. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk.

                                                        December 31, 2014                    December 31, 2013
                                                ----------------------------------   ---------------------------------
                                                                  Gross Fair Value                    Gross Fair Value
                                                                --------------------                 -------------------
              Primary Underlying                     Notional    Assets  Liabilities      Notional   Assets  Liabilities
------------------------------------------------    --------------------------------------------------------------------

                                                                              (in thousands)
Derivatives Designated as Hedge Accounting
 Instruments:
Currency/Interest Rate
Currency Swaps                                      $   291,100 $ 14,733   $ (3,008)     $   249,601 $ 6,304  $ (11,583)
                                                    ----------- -------- -----------     ----------- ------- -----------
Total Qualifying Hedges                             $   291,100 $ 14,733   $ (3,008)     $   249,601 $ 6,304  $ (11,583)
                                                    =========== ======== ===========     =========== ======= ===========
Derivatives Not Qualifying as Hedge Accounting
 Instruments:
Interest Rate
Interest Rate Swaps                                 $ 3,184,400 $192,181   $(20,574)     $ 2,434,400 $47,475  $(185,222)

Currency
Forwards                                                  1,025       40           -             507       2           -
Credit
Credit Default Swaps                                     12,275      150       (513)          14,275      15       (862)
Currency/Interest Rate
Currency Swaps                                          101,653    6,677       (712)          69,450     211     (3,325)
Equity
Total Return Swaps                                      577,054    2,405    (19,670)         332,000       -     (8,057)
Equity Options                                       39,735,182   26,932    (14,210)      40,739,168  19,639     (9,418)
                                                    ----------- -------- -----------     ----------- ------- -----------
Total Non-Qualifying Hedges                          43,611,589  228,385    (55,679)      43,589,800  67,342   (206,884)
                                                    =========== ======== ===========     =========== ======= ===========
Total Derivatives (1)                               $43,902,689 $243,118   $(58,687)     $43,839,401 $73,646  $(218,467)
                                                    =========== ======== ===========     =========== ======= ===========

  (1)Excludes embedded derivatives which contain multiple underlyings. The fair value of the embedded derivatives related to living benefit feature was a liability of $4,994 million and an asset of $348 million as of December 31, 2014 and December 31, 2013, respectively, included in "Future policy benefits." The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re was an asset of $4,522 million and a liability of $388 million as of December 31, 2014 and December 31, 2013, respectively, included in "Reinsurance Recoverables" and "Other Liabilities," respectively. The fair value of the embedded derivative related to the no-lapse guarantee with UPARC was an asset of $376 million and $11 million as of December 31, 2014 and December 31, 2013, respectively, included in "Reinsurance Recoverables." See Note 12 for additional information on the agreement.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (including bifurcated embedded derivatives), and repurchase and reverse repurchase agreements that are offset in the balance sheet, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the balance sheet.

                                                                              December 31, 2014
                                                -----------------------------------------------------------------------------
                                                                    Gross            Net
                                                    Gross          Amounts         Amounts
                                                 Amounts of     Offset in the   Presented in
                                                 Recognized     Statement of    the Statement     Financial
                                                  Financial       Financial     of Financial    Instruments/
                                                 Instruments      Position        Position      Collateral(1)    Net Amount
                                                -------------- ---------------  -------------- ---------------  -------------
                                                                               (in thousands)
Offsetting of Financial Assets:
Derivatives(1)                                  $      242,523 $      (215,066) $       27,457 $        (7,194) $      20,263
Securities purchased under agreement to resell          93,633               -          93,633         (93,633)             -
                                                -------------- ---------------  -------------- ---------------  -------------
Total Assets                                    $      336,156 $      (215,066) $      121,090 $      (100,827) $      20,263
                                                ============== ===============  ============== ===============  =============
Offsetting of Financial Liabilities:
Derivatives(1)                                  $       58,687 $       (58,687) $            - $             -  $           -
Securities sold under agreement to repurchase                -               -               -               -              -
                                                -------------- ---------------  -------------- ---------------  -------------
Total Liabilities                               $       58,687 $       (58,687) $            - $             -  $           -
                                                ============== ===============  ============== ===============  =============

                                                                              December 31, 2013
                                                -----------------------------------------------------------------------------
                                                                    Gross            Net
                                                    Gross          Amounts         Amounts
                                                 Amounts of     Offset in the   Presented in
                                                 Recognized     Statement of    the Statement     Financial
                                                  Financial       Financial     of Financial    Instruments/
                                                 Instruments      Position        Position      Collateral(1)    Net Amount
                                                -------------- ---------------  -------------- ---------------  -------------
                                                                               (in thousands)
Offsetting of Financial Assets:
Derivatives(1)                                  $       73,219 $       (73,219) $            - $             -  $           -
Securities purchased under agreement to resell          56,139               -          56,139         (56,139)             -
                                                -------------- ---------------  -------------- ---------------  -------------
Total Assets                                    $      129,358 $       (73,219) $       56,139 $       (56,139) $           -
                                                ============== ===============  ============== ===============  =============
Offsetting of Financial Liabilities:
Derivatives(1)                                  $      218,467 $       (73,051) $      145,416 $      (136,593) $       8,823
Securities sold under agreement to repurchase                -               -               -               -              -
                                                -------------- ---------------  -------------- ---------------  -------------
Total Liabilities                               $      218,467 $      (73,051)  $      145,416 $      (136,593) $       8,823
                                                ============== ===============  ============== ===============  =============

  (1)Amounts exclude the excess of collateral received/pledged from/to the counterparty.

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see "Credit Risk" below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company's accounting policy for securities repurchase and resale agreements, see Note 2 to the Company's Consolidated Financial Statements.

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                                    Year Ended December 31, 2014
-                                                     ---------------------------------------------------------
                                                                                                         Accumulated
                                                                                                            Other
                                                         Realized            Net                        Comprehensive
                                                        Investment        Investment       Other           Income
                                                      Gains (Losses)        Income         Income         (Loss)(1)
                                                      ---------------------------------------------------------------
                                                                           (in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate                              $            -     $      1,027     $     908           $16,286
                                                      --------------     ------------     ---------     -------------
  Total cash flow hedges                                           -            1,027           908            16,286
                                                      --------------     ------------     ---------     -------------
Derivatives Not Qualifying as Hedging Instruments:
  Interest Rate                                              350,946                -             -                 -
  Currency                                                        86                -             -                 -
  Currency/Interest Rate                                      14,344                -           126                 -
  Credit                                                           2                -             -                 -
  Equity                                                    (65,424)                -             -                 -
  Embedded Derivatives                                     (209,398)                -             -                 -
                                                      --------------     ------------     ---------     -------------
  Total non-qualifying hedges                                 90,556                -           126                 -
                                                      --------------     ------------     ---------     -------------
  Total                                               $       90,556     $      1,027     $   1,034           $16,286
                                                      ==============     ============     =========     =============

                                                                    Year Ended December 31, 2013
-                                                     ---------------------------------------------------------
                                                                                                         Accumulated
                                                                                                            Other
                                                         Realized            Net                        Comprehensive
                                                        Investment        Investment       Other           Income
                                                      Gains (Losses)        Income         Income         (Loss)(1)
                                                      ---------------------------------------------------------------
                                                                           (in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate                              $            -     $      1,029     $   (794)          $(4,848)
                                                      --------------     ------------     ---------     -------------
  Total cash flow hedges                                           -            1,029         (794)           (4,848)
                                                      --------------     ------------     ---------     -------------
Derivatives Not Qualifying as Hedging Instruments:
  Interest Rate                                            (191,954)                -             -                 -
  Currency                                                        51                -             -                 -
  Currency/Interest Rate                                     (3,450)                -          (17)                 -
  Credit                                                     (1,106)                -             -                 -
  Equity                                                   (130,714)                -             -                 -
  Embedded Derivatives                                       274,374                -             -                 -
                                                      --------------     ------------     ---------     -------------
  Total non-qualifying hedges                               (52,799)                -             -                 -
                                                      --------------     ------------     ---------     -------------
  Total                                               $     (52,799)     $      1,029     $   (811)          $(4,848)
                                                      ==============     ============     =========     =============

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                Year Ended December 31, 2012
                                       -------------------------------------------------------------
                                                                                      Accumulated
                                            Realized          Net                        Other
                                           Investment      Investment    Other       Comprehensive
                                         Gains (Losses)      Income      Income     Income (Loss)(1)
                                       -------------------------------------------------------------
                                                               (in thousands)
Derivatives Designated as Hedging
Instruments:
Cash flow hedges
  Currency/Interest Rate                 $             -   $      707   $      46           $(2,376)
                                         ---------------   ----------   ---------   ----------------
  Total cash flow hedges                               -          707          46            (2,376)
                                         ---------------   ----------   ---------   ----------------
Derivatives Not Qualifying as Hedging
Instruments:
  Interest Rate                                    1,309            -           -                  -
  Currency                                         (147)            -           -                  -
  Currency/Interest Rate                           (866)            -         (6)                  -
  Credit                                           (763)            -           -                  -
  Equity                                        (69,527)            -           -                  -
  Embedded Derivatives                         (116,431)            -           -                  -
                                         ---------------   ----------   ---------   ----------------
  Total non-qualifying hedges                  (186,425)            -         (6)                  -
                                         ---------------   ----------   ---------   ----------------
  Total                                  $     (186,425)   $      707   $      40           $(2,376)
                                         ===============   ==========   =========   ================

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

For the years ended December 31, 2014, 2013 and 2012, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a rollforward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                                       (in thousands)
                                                                                     ----------------
Balance, December 31, 2011                                                                   $  2,523
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2012             (622)
Amount reclassified into current period earnings                                              (1,754)
                                                                                     ----------------
Balance, December 31, 2012                                                                        147
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2013           (4,519)
Amount reclassified into current period earnings                                                (329)
                                                                                     ----------------
Balance, December 31, 2013                                                                    (4,701)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2014            22,880
Amount reclassified into current period earnings                                              (6,594)
                                                                                     ----------------
Balance, December 31, 2014                                                                   $ 11,585
                                                                                     ================

As of December 31, 2014 and 2013, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 20 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Equity.

Credit Derivatives

The Company has no exposure from credit derivatives where it has written credit protection as of December 31, 2014 and December 31, 2013.

The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of December 31, 2014 and December 31, 2013, the Company had $12 million and $14 million of outstanding notional amounts, respectively, reported at fair value as a liability of less than $1 million for both periods.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC ("PGF"), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral, such as cash and securities, when appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Under fair value measurements, the Company incorporates the market's perception of its own and the counterparty's non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company's own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company's counterparty's credit spread is applied to OTC derivative net asset positions.

11. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund commercial loans. As of December 31, 2014, the outstanding balance on this commitment was $37 million. The Company also made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2014, $68 million of this commitment was outstanding.

Contingent Liabilities

On an ongoing basis, the Company's internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see "Litigation and Regulatory Matters" below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2014, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC, filed in the Circuit Court of Leon County, Florida, was served on Prudential Insurance. The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida's Circuit Court of the Second Judicial Circuit in Leon County. In September 2014, the Florida District Court of Appeal First District affirmed the trial court's decision.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


In October 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. PRUCO Life Insurance Company, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of the Company to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In April 2013, the Company filed a motion to dismiss the complaint. In December 2013, the Court granted the Company's motion and dismissed the complaint with prejudice. In January 2014, the State of West Virginia appealed the decision.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.

The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company's compliance with New York's unclaimed property laws.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

12. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was $1 million for each of the years ended December 31, 2014, 2013 and 2012. The expense charged to the Company for the deferred compensation program was $7 million, $7 million and $6 million for the years ended December 31, 2014, 2013 and 2012; respectively.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company's share of net expense for the pension plans was $20 million, $22 million and $18 million for the years ended December 31, 2014, 2013 and 2012; respectively.

Prudential Insurance sponsors voluntary savings plans for its employee's 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $9 million, $8 million and $8 million for both the years ended December 31, 2014, 2013 and 2012; respectively.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated ("PAD") in consideration for PAD's marketing and underwriting of the Company's products. Commissions and fees are paid by PAD to broker-dealers who sell the Company's products. Commissions and fees paid by the Company to PAD were $862 million, $877 million, and $1,222 million for the years ended December 31, 2014, 2013, and 2012, respectively.

Corporate Owned Life Insurance

The Company has sold five Corporate Owned Life Insurance or, "COLI," policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $2,812 million at December 31, 2014 and $2,595 million at December 31, 2013. Fees related to these COLI policies were $45 million, $42 million and $35 million for the years ended December 31, 2014, 2013 and 2012; respectively. The Company retains the majority of the mortality risk associated with these COLI policies. In October 2013, the Company increased the maximum amount of mortality risk on any life to $3.5 million for certain COLI policies.

Derivative Trades

In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF.

Reinsurance with Affiliates

The Company participates in reinsurance with its affiliates Prudential Life Insurance Company of Taiwan Inc., ("Prudential of Taiwan"), Prudential Arizona Reinsurance Captive Company, ("PARCC"), UPARC, Pruco Re, Prudential Arizona Reinsurance Term Company, ("PAR Term"), PAR U, PURC, and Prudential Term Reinsurance Company, ("Term Re"), and its parent company, Prudential Insurance, in order to provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage the statutory capital for its individual life business, facilitate its capital market hedging program and align accounting methodology for the assets and liabilities of living benefit riders contained in annuities contracts. The Company is not relieved of its primary obligation to the policyholder as a result of these agreements. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

On January 2, 2013, the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Life Business. The GUL business assumed from Prudential Insurance is subsequently retroceded to PAR U. Collectively, reinsurance of this GUL business does not have a material impact on the equity of the Company.

Reserves related to reinsured long duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance premiums ceded for interest-sensitive life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through "Realized investment gains (losses)." The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re. The Company has also entered into an agreement with UPARC to reinsure a portion of the no-lapse guarantee provision on certain universal life products. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See Note 10 for additional information related to the accounting for embedded derivatives.

Reinsurance amounts included in the Company's Consolidated Statements of Financial Position as of December 31, were as follows:

                                                              December 31,       December 31,
                                                                  2014               2013
                                                           -----------------  -----------------
                                                                      (in thousands)

Reinsurance recoverable                                    $      20,594,371  $      13,614,964
Policy loans                                                         (69,501)           (64,720)
Deferred policy acquisition costs                                 (1,709,625)        (1,627,838)
Other assets                                                          39,458             42,895
Policyholders' account balances                                    4,827,071          4,681,356
Future policy benefits and other policyholder liabilities          2,193,735          1,359,340
Other liabilities (reinsurance payables) (1)                         433,627            618,781

(1)December 31, 2013 includes $388 million reclassed from reinsurance recoverables to other liabilities.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

The reinsurance recoverables by counterparty is broken out below.

                                  December 31,      December 31,
                                      2014              2013
                                ----------------- -----------------
                                          (in thousands)
UPARC                           $         407,209 $          44,835
PAR U                                   9,147,870         8,091,714
PURC                                    1,564,913           897,323
PARCC                                   2,499,567         2,411,157
PAR Term                                1,001,181           816,787
Term Re                                    97,099                 -
Prudential Insurance                      188,466           190,035
Pruco Re (1)                            4,522,665               642
Prudential of Taiwan                    1,157,881         1,157,639
Unaffiliated                                7,520             4,832
                                ----------------- -----------------
Total Reinsurance Recoverables  $      20,594,371 $      13,614,964
                                ================= =================

(1)December 31, 2013 excludes $388 million reclassed from reinsurance recoverable to other liabilities.

Reinsurance amounts, excluding investment gains (losses) on affiliated asset transfers, included in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) at December 31, were as follows:

                                                                       2014              2013              2012
                                                                 ----------------  ----------------  ----------------
                                                                                    (in thousands)
Premiums:
Direct                                                           $      1,408,833  $      1,319,390  $      1,221,990
Assumed                                                                         -                 -                 -
Ceded                                                                  (1,342,627)       (1,262,539)       (1,153,854)
                                                                 ----------------  ----------------  ----------------
   Net Premiums                                                            66,206            56,851            68,136
                                                                 ----------------  ----------------  ----------------
Policy charges and fee income:
Direct                                                                  2,763,536         2,356,617         2,048,167
Assumed                                                                   477,921           294,689                 -
Ceded                                                                  (1,166,605)         (770,381)         (513,404)
                                                                 ----------------  ----------------  ----------------
   Net policy charges and fee income:                                   2,074,852         1,880,925         1,534,763
                                                                 ----------------  ----------------  ----------------
Net investment income
Direct                                                                    406,620           421,107           419,010
Assumed                                                                     1,362             1,288                 -
Ceded                                                                      (3,964)           (3,384)           (1,500)
                                                                 ----------------  ----------------  ----------------
   Net investment income                                                  404,018           419,011           417,510
                                                                 ----------------  ----------------  ----------------
Net other income:
Direct                                                                     49,891            51,268            43,710
Assumed & Ceded                                                             7,936           (31,119)           30,303
                                                                 ----------------  ----------------  ----------------
   Net other income                                                        57,827            20,149            74,013
                                                                 ----------------  ----------------  ----------------
Interest credited to policyholders' account balances:
Direct                                                                    459,982           118,714           217,982
Assumed                                                                   117,725           146,011                 -
Ceded                                                                    (209,392)         (218,988)          (51,990)
                                                                 ----------------  ----------------  ----------------
   Net interest credited to policyholders' account balances               368,315            45,737           165,992
                                                                 ----------------  ----------------  ----------------
Policyholders' benefits (including change in reserves):
Direct                                                                  1,824,994         1,504,351         1,666,651
Assumed                                                                   792,616            76,425                 -
Ceded                                                                  (2,273,896)       (1,401,852)       (1,313,157)
                                                                 ----------------  ----------------  ----------------
   Net policyholders' benefits (including change in reserves)             343,714           178,924           353,494
                                                                 ----------------  ----------------  ----------------
Net reinsurance expense allowances, net of capitalization and
 amortization                                                            (266,048)         (143,100)         (204,225)
Realized investment gains (losses) net:
Direct                                                                 (4,375,107)        2,045,435          (102,605)
Assumed                                                                         -                 -                 -
Ceded                                                                   4,489,174        (2,058,885)          (53,842)
                                                                 ----------------  ----------------  ----------------
   Realized investment gains (losses) net                        $        114,067  $        (13,450) $       (156,447)
                                                                 ----------------  ----------------  ----------------

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

                                                          2014                2013                2012
                                                   ------------------  ------------------  ------------------
                                                                         (in thousands)
Direct gross life insurance face amount in force   $      709,800,479  $      661,834,408  $      612,238,145
Assumed gross life insurance face amount in force          44,519,176          44,691,950                   -
Reinsurance ceded                                        (694,659,804)       (650,340,432)       (557,559,303)
                                                   ------------------  ------------------  ------------------
Net life insurance face amount in force            $       59,659,851  $       56,185,926  $       54,678,842
                                                   ==================  ==================  ==================

UPARC

Through June 30, 2011 the Company, excluding its subsidiaries, reinsured its Universal Protector policies having no-lapse guarantees with UPARC, an affiliated company. UPARC reinsured an amount equal to 90% of the net amount at risk related to the first $1 million in face amount plus 100% of the net amount at risk related to the face amount in excess of $1 million as well as 100% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

Effective July 1, 2011, the agreement between the Company and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was amended for policies with effective dates prior to January 1, 2011. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. During the first quarter of 2013, the agreement between the Company and UPARC was further amended to revise language relating to the consideration due to the Company.

Effective July 1, 2013 the agreement between the Company and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was amended for policies with effective dates January 1, 2011 through December 31, 2012. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

Effective January 1, 2014 the agreement between the Company and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was amended for policies with effective dates on or after January 1, 2014. Under the amended agreement, UPARC will no longer reinsure Universal Protector policies having no-lapse guarantees.

Effective July 1, 2014 the agreement between the Company and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was further amended for policies with effective dates January 1, 2013 through December 31, 2013. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

PAR U

Effective July 1, 2011, the Company, excluding its subsidiaries, entered into an automatic coinsurance agreement with PAR U to reinsure an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates prior to January 1, 2011. During the first quarter of 2013, the agreement between the Company, excluding its subsidiaries, and PAR U was amended to revise language relating to the consideration due to PAR U.

Effective July 1, 2012, the Company's wholly owned subsidiary, PLNJ, entered into an automatic coinsurance agreement with PAR U to reinsure an amount equal to 95% of all the risks associated with its universal life policies. During the fourth quarter of 2012, the agreement between PLNJ and PAR U was amended to revise language relating to the consideration due to PAR U.

On January 2, 2013 the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Life Business. The GUL business assumed from Prudential Insurance is subsequently retroceded to PAR U. Collectively, reinsurance of the GUL business does not have a material impact on the equity of the Company.

Effective July 1, 2013, the agreement between the Company, excluding its subsidiaries, and PAR U was amended for policies with effective dates from January 1, 2011 through December 31, 2012. Under the amended agreement, PAR U reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates from January 1, 2011 through December 31, 2012 in addition to policies covered by the initial reinsurance agreement discussed above.

Effective October 1, 2013, the Company entered into an Assumption and Novation Agreement with PAR U and PURC. Under this agreement, PAR U novates, assigns, and transfers to PURC all of its rights, title, interests, duties, obligations, and liabilities under the aforementioned amendment entered into on July 1, 2013. PURC will succeed PAR U and become the counterparty to the Company with respect to the novated business pursuant to the Novated Coinsurance Agreement (the "PURC Novated Coinsurance Agreement"). There is no financial impact to the Company as a result of this transaction.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


PURC

The Company, excluding its subsidiaries, reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates from January 1, 2011 through December 31, 2012 with PURC pursuant to the PURC Novated Coinsurance Agreement (as defined in "PARU" above).

Effective January 1, 2014, the Company, excluding its subsidiaries, entered into an automatic coinsurance agreement with PURC to reinsure an amount equal to 95% of all the risks associated with its Universal Protector policies having no lapse guarantees, as well as its Universal Plus policies, with effective dates on or after January 1, 2014.

Effective July 1, 2014, the agreement between the Company, excluding its subsidiaries, and PURC was amended to reinsure policies with effective dates from January 1, 2013 through December 31, 2013. Under the amended agreement, PURC reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, in addition to policies initially covered by the PURC Novated Coinsurance Agreement.

PARCC

The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010, through an automatic coinsurance agreement with PARCC.

PAR Term

The Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.

Term Re

The Company reinsures 95% of the risks under its term life insurance policies with effective dates on or after January 1, 2014 through an automatic coinsurance agreement with Term Re.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured.

On January 2, 2013, the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Life Business. The GUL business assumed from Prudential Insurance is subsequently retroceded to PAR U. Collectively, reinsurance of this GUL business does not have a material impact on the equity of the Company.

The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.

Pruco Re

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features available under certain of its annuity products. Starting from 2005, the Company has entered into various automatic coinsurance agreements with Pruco Re, an affiliated company, to reinsure its living benefit features sold on certain of its annuities.

Taiwan Branch Reinsurance Agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with its Taiwan branch, including its Taiwan insurance book of business to Prudential of Taiwan, an affiliated company.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company.

The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in US dollars.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Affiliated Asset Administration Fee Income

The Company has a revenue sharing agreement with AST Investment Services, Inc. and Prudential Investments LLC whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. Income received from AST Investment Services, Inc. and Prudential Investments LLC related to this agreement was $364 million, $311 million, and $227 million for the years ended December 31, 2014, 2013, and 2012, respectively. These revenues are recorded as "Asset administration fees" in the Consolidated Statements of Operations and Comprehensive Income (Loss).

The Company has a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income based on policyholders' separate account balances invested in The Prudential Series Fund ("PSF"). Income received from Prudential Investments LLC, related to this agreement was $12 million, $11 million, and $11 million for the years ended December 31, 2014, 2013, and 2012, respectively. These revenues are recorded as "Asset administration fees" in the Consolidated Statements of Operations and Comprehensive Income (Loss).

Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. ("PIMI"), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement was $15 million for the years ended December 31, 2014, 2013, and 2012. These expenses are recorded as "Net Investment Income" in the Consolidated Statements of Operations and Comprehensive Income (Loss).

Affiliated Asset Transfers

From time to time, the Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within Additional paid-in-capital ("APIC") and Realized investment gain (loss), respectively. The table below shows affiliated asset trades as of December 31, 2013 and 2014.

                                                                                                              Additional
                                                                                                               Paid-in
                                                                                                             Capital, Net
                                                                                                                of Tax
                                                                                         Fair                 Increase/
Affiliate              Date   Transaction                 Security Type                  Value    Book Value  (Decrease)
--------------------- ------- ------------- ------------------------------------------ ---------- ---------- ------------
                                                                                                            (in millions)
Prudential Insurance  Jan-13  Transfer In   Fixed Maturities                           $      126 $      108  $    (12)
PAR U                 Jan-13  Transfer Out  Fixed Maturities                                  126        108          -
Prudential Insurance  Jan-13  Transfer In   Fixed Maturities, Commercial Mortgages,
                                            Short-term Investments, & Trading Account
                                            Assets                                          4,825      4,825        (1)
PAR U                 Jan-13  Transfer Out  Fixed Maturities, Commercial Mortgages,
                                            Short-term Investments, & Trading Account
                                            Assets                                          4,826      4,821          -
UPARC                 Feb-13  Transfer In   Fixed Maturities                                   56         52          -
PAR U                 Feb-13  Transfer Out  Fixed Maturities                                  132        122          -
Prudential Insurance  Mar-13  Purchased     Fixed Maturities                                   47         44        (2)
Prudential Insurance  Sep-13  Sale          Commercial Mortgages                                2          2          1
Prudential Financial  Sep-13  Transfer Out  Fixed Maturities                                   25         25        (1)
UPARC                 Sep-13  Transfer In   Fixed Maturities & Private Equity                 192        189          -
PARU                  Sep-13  Transfer Out  Fixed Maturities, Commercial Mortgages, &
                                            Private Equity                                    704        694          -
Prudential Insurance  Mar-14  Purchased     Fixed Maturities                                   13         13          -
Prudential Financial  Sep-14  Transfer In   Fixed Maturities & Private Equity                  81         77          3
Prudential Financial  Sep-14  Transfer Out  Fixed Maturities                                  142        136        (4)
PURC                  Sep-14  Transfer Out  Fixed Maturities, Commercial Mortgages, &
                                            Private Equity                                    178        172          -
PALAC                 Oct-14  Purchased     Fixed Maturities                                   10          9          -
Prudential Insurance  Dec-14  Purchased     Fixed Maturities, Commercial Mortgages, &
                                            Private Equity                                    122        102       (13)
PURC                  Dec-14  Purchased     JV/LP Investment                                    3          3          -


                                            Realized
                                           Investment Derivative
                                             Gain/      Gain/
              Security Type                  (Loss)     (Loss)
------------------------------------------ ---------- ----------

Fixed Maturities                            $     -   $       -
Fixed Maturities                                 18           -
Fixed Maturities, Commercial Mortgages,
Short-term Investments, & Trading Account
Assets                                            -           -
Fixed Maturities, Commercial Mortgages,
Short-term Investments, & Trading Account
Assets                                            5           -
Fixed Maturities                                  -           -
Fixed Maturities                                 10           -
Fixed Maturities                                  -           -
Commercial Mortgages                              -           -
Fixed Maturities                                  -           -
Fixed Maturities & Private Equity                 -           3
Fixed Maturities, Commercial Mortgages, &
Private Equity                                   10        (15)
Fixed Maturities                                  -           -
Fixed Maturities & Private Equity                 -           -
Fixed Maturities                                  -           -
Fixed Maturities, Commercial Mortgages, &
Private Equity                                    6         (8)
Fixed Maturities                                (1)           -
Fixed Maturities, Commercial Mortgages, &
Private Equity                                    -           -
JV/LP Investment                                  -           -

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Debt Agreements

The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs.

The following table provides the breakout of the Company's short-term and long-term debt with affiliates:

                                               Amount of Notes - Amount of Notes -
Affiliate                          Date Issued December 31, 2014 December 31, 2013 Interest Rate Date of Maturity
---------                          ----------- ----------------- ----------------- ------------- -----------------
                                                (in thousands)
Prudential Financial               11/15/2010   $            -    $       66,000           3.01%        11/13/2015
Prudential Financial                6/20/2011           50,000           150,000   2.17% - 3.17%   6/2014 - 6/2016
Prudential Financial               12/15/2011           11,000           159,000   2.99% - 3.61% 12/2014 - 12/2016
Prudential Financial               12/16/2011           22,000            33,000   2.99% - 3.61% 12/2014 - 12/2016
Prudential Financial               12/20/2012                -            88,000           1.37%        12/15/2015
Prudential Insurance               12/20/2010          204,000           204,000           3.47%        12/21/2015
Washington Street Investment        6/20/2012          237,000           316,000   2.06% - 3.02%   6/2014 - 6/2017
Washington Street Investment       12/17/2012          198,000           264,000   1.12% - 1.87% 12/2014 - 12/2017
Washington Street Investment       12/17/2012           39,000            52,000   1.21% - 1.87% 12/2014 - 12/2017
Prudential Financial               11/15/2013            9,000             9,000           2.24%        12/15/2018
Prudential Financial               11/15/2013           23,000            23,000           3.19%        12/15/2020
Prudential Insurance                12/6/2013          120,000           120,000           2.60%        12/15/2018
Prudential Insurance                12/6/2013          130,000           130,000           4.39%        12/15/2023
Prudential Insurance                12/6/2013          250,000           250,000           3.64%        12/15/2020
Pru Funding, LLC                   12/31/2013                -             2,900           0.23%          1/7/2014
Prudential Insurance                9/25/2014           30,000                 -           1.89%         6/20/2017
Prudential Insurance                9/25/2014           40,000                 -           3.95%         6/20/2024
Prudential Insurance                9/25/2014           20,000                 -           2.80%         6/20/2019
Prudential Insurance                9/25/2014           50,000                 -           3.95%         6/20/2024
Prudential Insurance                9/25/2014           50,000                 -           2.80%         6/20/2019
Prudential Insurance                9/25/2014          100,000                 -           3.47%         6/20/2021
Prudential Insurance                9/25/2014          100,000                 -           3.95%         6/20/2024
Prudential Financial               12/15/2014            5,000                 -           2.57%        12/15/2019
Prudential Financial               12/15/2014           23,000                 -           3.14%        12/15/2021
                                                --------------    --------------
Total Loans Payable to Affiliates               $    1,711,000    $    1,866,900
                                                ==============    ==============

The total interest expense to the Company related to loans payable to affiliates was $52.3 million, $40.2 million, and $43.7 million for the years ended December 31, 2014, 2013, and 2012, respectively.

Contributed Capital and Dividends

In June and December of 2014 the Company paid dividends in the amounts of $338 million and $410 million respectively to Prudential Insurance. In July and December of 2013 the Company paid dividends in the amounts of $155 million and $268 million respectively to Prudential Insurance.

13. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2014 and 2013 are summarized in the table below:

                                                     March 31     June 30    September 30  December 31
                                                   ----------------------------------------------------
                                                                      (in thousands)

2014
Total revenues                                     $    815,709 $    782,985 $    687,949  $    807,454
Total benefits and expenses                             469,135      483,283      512,624       702,879
Income (loss) from operations before income taxes       346,574      299,702      175,325       104,575
Net income (loss)                                  $    279,170 $    249,068 $    172,179  $     85,386
                                                   ============ ============ ============  ============

2013
Total revenues                                     $    690,333 $    656,314 $    681,086  $    668,041
Total benefits and expenses                             235,444      229,901     (178,013)      303,812
Income (loss) from operations before income taxes       454,889      426,413      859,099       364,229
Net income (loss)                                  $    347,055 $    311,997 $    577,646  $    301,512
                                                   ============ ============ ============  ============

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2014 and December 31, 2013, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 12 of the consolidated financial statements, the Company has entered into extensive transactions with affiliated entities.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 12, 2015

PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a) Financial Statements

(1) Financial Statements of the Sub-accounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statement of Net Assets as of December 31, 2014; the Statement of Operations for the period ended December 31, 2014; the Statement of Changes in Net Assets for the periods ended December 31, 2014 and December 31, 2013, and the Notes relating thereto appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(2) Consolidated Financial Statements of Pruco Life Insurance Company (Depositor) and its subsidiaries consisting of the Consolidated Statements of Financial Position as of December 31, 2014 and 2013; and the related Consolidated Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2014, 2013, and 2012; and the Notes to the Consolidated Financial Statements appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(b) Exhibits:

(1) Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. (Note 2)

(2) Agreements for custody of securities and similar investments--Not
Applicable.

(3) (a) Distribution and Principal Underwriting Agreement by and among Pruco Life Insurance Company (Depositor) and Prudential Annuities Distributors, Inc. "PAD" (Underwriter). (Note 3)

  (b) (1) Specimen Affiliated insurer Amendment to Selling Agreement (Note 6)

  (b) (2) List of Broker Dealers selling under original Selling Agreement. (Note 8)

  (b) (3) List of Broker Dealers selling that executed Amendment to Selling Agreement. (Note 8)

(4) (a) Form of B Series Annuity Contract (P-OB/IND (5/14)) and schedule pages (P-OB-DCD/IND(5/14)) (Note 10)

  (b) Form of C Series Annuity Contract (P-OC/IND(5/14)) and schedule pages (P-OC-DCD/IND(5/14)) (Note 10)

  (c) Form of Return of Adjusted Purchase Payments Death Benefit Rider (P-RID-ROP(5/14)) and Schedule pages (P-SCH-ROP(5/14)) (Note 10)

  (d) Form of Dollar Cost Averaging ("DCA") Program Rider (P-RID-DCA(5/14)) (Note 10)

  (e) Form of Market Value Adjustment ("MVA") Option Rider (P-RID-MVA(5/14)) (Note 10)

  (f) Tax Efficient Annuity Benefit Endorsement (P-END-TX-PPIVA (5/15))

(5) (a) Application form for Contract (P-PIVA-APP (5/14)) (Note 10)

(6) (a) Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. (Note 4)

  (b) By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. (Note 5)

(7) Copy of Contract of reinsurance in connection with Variable Annuity Contracts.--Not Applicable.

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

  (a) Copy of AST Fund Participation Agreement. (Note 6)

  (b) Shareholder Information Agreement (Sample Rule 22c-2). (Note 7)

(9) Opinion of Counsel. (Note 11)

(10) Written Consent of Independent Registered Public Accounting Firm. (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13) Powers of Attorney:

  (a) Robert F. O'Donnell (Note 9)

  (b) Yanela C. Frias (Note 1)

  (c) Kent D. Sluyter (Note 1)

  (d) Kenneth Y. Tanji (Note 1)

  (e) John Chieffo (Note 1)

  (f) Bernard J. Jacob (Note 1)

  (g) Richard F. Lambert (Note 1)

(Note 1) Filed herewith.

(Note 2) Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 5) Incorporated by reference to Form 10-Q, as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(Note 6) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 3, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 333-130989, filed April 19, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162673, filed April 10, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 9) Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-192701, filed January 21, 2015 on behalf of the Pruco Life Flexible Premium Variable Annuity Account

(Note 10) Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-192701, filed April 1, 2014 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 11) Incorporated by reference to Pre-Effective Amendment No. 3 to Registration Statement No. 333-192701, filed on April 14, 2014 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT'S VARIABLE ANNUITY BUSINESS:

NAME AND PRINCIPAL BUSINESS ADDRESS     POSITION AND OFFICES WITH DEPOSITOR
-----------------------------------  -----------------------------------------
 Yanela C. Frias                     Vice President, Director, Chief
 213 Washington Street               Accounting Officer, and Chief Financial
 Newark, New Jersey 07102-2917       Officer

 John Chieffo                        Vice President and Director
 213 Washington Street
 Newark, New Jersey 07102-2917

 Lynn K. Stone                       Vice President, Chief Legal Officer, and
 One Corporate Drive                 Secretary
 Shelton, Connecticut 06484-6208

 Theresa M. Dziedzic                 Senior Vice President, Chief Actuary, and
 751 Broad Street                    Appointed Actuary
 Newark, New Jersey 07102-3714

 Bernard J. Jacob                    Director
 751 Broad Street
 Newark, New Jersey 07102-3714

 Richard F. Lambert                  Director
 751 Broad Street
 Newark, New Jersey 07102-3714

 James M. O'Connor                   Senior Vice President and Actuary
 751 Broad Street
 Newark, New Jersey 07102-3714

 Robert F. O'Donnell                 Director, Chief Executive Officer, and
 One Corporate Drive                 President
 Shelton, Connecticut 06484-6208

 Kent D. Sluyter                     Senior Vice President and Director
 213 Washington Street
 Newark, New Jersey 07102-2917

 Kenneth Y. Tanji                    Director and Treasurer
 751 Broad Street
 Newark, New Jersey 07102-3714

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR
REGISTRANT:

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable AnnuityContract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit
21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 20, 2015, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2015, there were 644 Qualified contract owners and 567 Non-Qualified contract owners of the B series, and there were 83 Qualified contract owners and 230 Non-Qualified contract owners of the C series.

ITEM 28. INDEMNIFICATION:

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS:

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the directors and officers of PAD is set forth below:

NAME                                POSITIONS AND OFFICES WITH UNDERWRITER
----                             ---------------------------------------------
Timothy S. Cronin                Senior Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Bruce Ferris                     Director, President and Chief Executive
One Corporate Drive              Officer
Shelton, Connecticut 06484-6208

Christopher J. Hagan             Chief Operating Officer and Vice President
2101 Welsh Road
Dresher, PA 19025-5000

Yanela C. Frias                   Senior Vice President and Director
213 Washington Street
Newark, New Jersey 07102-2917

Rodney R. Allain                  Senior Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484-6208

Dawn M. LeBlanc                   Senior Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484-6208

Steven P. Marenakos               Senior Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484-6208

Mark Livesay                      Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

John D. Rosero                    Vice President, Secretary and Chief Legal
213 Washington Street             Officer
Newark, New Jersey 07102-2917

Elizabeth Marin                   Treasurer
751 Broad Street
Newark, New Jersey 07102-2917

Steven Weinreb                    Chief Financial Officer and Controller
Three Gateway Center
Newark, New Jersey 07102-4061

Michael B. McCauley               Vice President and Chief Compliance Officer
One Corporate Drive
Shelton, Connecticut 06484-6208

Robert R. Costello                Vice President
2101 Welsh Road
Dresher, Pennsylvania 19025-5000

Patricia L. Kelley                Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Andrew A. Morawiec                Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

William D. Wilcox                 Vice President
280 Trumbull Street
Hartford, Connecticut 06103-3509

Richard W. Kinville               AML Officer
751 Broad Street
Newark, New Jersey 07102-2917

ITEM 29. PRINCIPAL UNDERWRITERS:

(c) Commissions received by PAD during 2014 with respect to all individual annuities issued by Pruco Life.

                                    NET UNDERWRITING
                                     DISCOUNTS AND   COMPENSATION ON  BROKERAGE
NAME OF PRINCIPAL UNDERWRITER         COMMISSIONS      REDEMPTION    COMMISSIONS COMPENSATION
-----------------------------       ---------------- --------------- ----------- ------------
Prudential Annuities Distributors,
  Inc.*                               $773,337,473        $-0-          $-0-         $-0-

* PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant--Not applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on
November 28, 1988.

(e) Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 8th day of April 2015.

             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                  REGISTRANT

                       BY: PRUCO LIFE INSURANCE COMPANY
                                   DEPOSITOR

/s/ Robert F. O'Donnell
----------------------------------
Robert F. O'Donnell
President and Chief
Executive Officer

                         PRUCO LIFE INSURANCE COMPANY
                                   DEPOSITOR

By:  /s/ Robert F. O'Donnell
     -----------------------------
     Robert F. O'Donnell
     President and Chief
     Executive Officer

                                  SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

          SIGNATURE                          TITLE                   DATE

/s/ Robert F. O'Donnell         Director, President and Chief    April 8, 2015
------------------------------  Executive Officer
Robert F. O'Donnell

Yanela C. Frias*                Chief Financial Officer, Chief   April 8, 2015
------------------------------  Accounting Officer, Vice
Yanela C. Frias                 President and Director
                                (Principal Accounting Officer)

John Chieffo*                   Director                         April 8, 2015
------------------------------
John Chieffo

Kenneth Y. Tanji*               Director                         April 8, 2015
------------------------------
Kenneth Y. Tanji

Bernard J. Jacob*               Director                         April 8, 2015
------------------------------
Bernard J. Jacob

Richard F. Lambert*             Director                         April 8, 2015
------------------------------
Richard F. Lambert

Kent D. Sluyter*                Director                         April 8, 2015
------------------------------
Kent D. Sluyter

By:  /s/ William J. Evers
     -------------------------
     William J. Evers

* Executed by William J. Evers on behalf of those indicated pursuant to Power of Attorney.

                                   EXHIBITS

(4)(f) Tax Efficient Annuity Benefit Endorsement

(10)Written Consent of Independent Registered Public Accounting Firm.

(13)(b) Power of Attorney - Yanela C. Frias

(13)(c) Power of Attorney - Kent D. Sluyter

(13)(d) Power of Attorney - Kenneth Y. Tanji

(13)(e) Power of Attorney - John Chieffo

(13)(f) Power of Attorney - Bernard J. Jacob

(13)(g) Power of Attorney - Richard F. Lambert